UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2022

Date of reporting period: October 31, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.22

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

ANNUAL REPORT

December 6, 2022

This report provides management’s discussion of fund performance for the AB All Market Real Return Portfolio for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	-10.95%	-6.85%

Class 2 Shares[1]	-10.85%	-6.63%

Class A Shares	-11.00%	-7.01%

Class C Shares	-11.33%	-7.71%

Advisor Class Shares[2]	-10.83%	-6.64%

Class R Shares[2]	-11.15%	-7.32%

Class K Shares[2]	-11.05%	-7.08%

Class I Shares[2]	-10.86%	-6.75%

Class Z Shares[2]	-10.85%	-6.64%

MSCI AC World Commodity Producers Index (net)	0.72%	16.97%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2022.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the 12-month period, the strategic allocation detracted overall, relative to the benchmark, as real estate investment trusts (“REITs”), inflation-sensitive equities and commodity futures underperformed commodity producers. Security selection within commodity equities detracted, while selection within inflation-sensitive equities and REITs contributed. The Fund’s tactical underweight to REITs contributed, while tactical overweights to commodity futures detracted.

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During the six-month period, the strategic allocation detracted overall, as REITs, inflation-sensitive equities and commodity futures all underperformed commodity producers. Security selection within commodity producers and inflation-sensitive equities contributed. The Fund’s modest overweights to commodity futures detracted, while tactical underweights to REITs and inflation-sensitive equities contributed.

The Fund utilized derivatives for hedging and investment purposes in the form of currency forwards and total return swaps, which added to absolute returns for both periods, while futures and inflation swaps added for the 12-month period and detracted for the six-month period; during the 12-month period, variance swaps added to returns.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks declined during the 12-month period ended October 31, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants, supply chain disruptions and rising inflation. But the global economic outlook deteriorated as increasingly hawkish central banks elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. The US Federal Reserve (the “Fed”) raised interest rates five times during the period, including three consecutive 0.75% increases, setting a course followed by other key central banks. Equity markets began to rise at the end of the period, after some central banks raised rates by less than expected and several Fed governors suggested the possibility of a shift toward a less reactive course in order to review the impact of higher rates over a longer time horizon. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Inflation assets were mixed over the six- and 12-month periods ended October 31, 2022. REITs fell meaningfully over both periods as the asset class faced headwinds from rising interest rates. Natural resource equities posted positive performance over the 12-month period and were close to neutral toward the end of the period. For both periods, natural resource equities outperformed broader equity markets. Elsewhere, commodities rose over the 12-month period but fell over the six-month period. While the ongoing conflict between Russia and Ukraine was initially supportive of higher prices (especially in oil, gas and agriculture), concerns regarding the impact of restrictive monetary policy on future economic growth weighed on sentiment toward the end of the period. Finally, inflation swaps were slightly negative over the trailing six-month period but remained positive over the 12-month period.

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The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund seeks inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser utilizes its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity

(continued on next page)

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derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

The Fund invests in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may enter into derivatives, such as options, futures contracts, forwards, swaps or structured notes, to a significant extent, subject to the limits of applicable law. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser considers the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through use of a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund is subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the

(continued on next page)

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Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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DISCLOSURES AND RISKS (continued)

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For

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DISCLOSURES AND RISKS (continued)

Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports.” Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 10/31/2012 to 10/31/2022) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-6.85%	-6.85%

5 Years	4.54%	4.54%

10 Years	0.80%	0.80%

CLASS 2 SHARES[1]

1 Year	-6.63%	-6.63%

5 Years	4.81%	4.81%

10 Years	1.05%	1.05%

CLASS A SHARES

1 Year	-7.01%	-10.96%

5 Years	4.34%	3.43%

10 Years	0.64%	0.20%

CLASS C SHARES

1 Year	-7.71%	-8.57%

5 Years	3.57%	3.57%

10 Years[2]	-0.09%	-0.09%

ADVISOR CLASS SHARES[3]

1 Year	-6.64%	-6.64%

5 Years	4.61%	4.61%

10 Years	0.92%	0.92%

CLASS R SHARES[3]

1 Year	-7.32%	-7.32%

5 Years	4.04%	4.04%

10 Years	0.39%	0.39%

CLASS K SHARES[3]

1 Year	-7.08%	-7.08%

5 Years	4.34%	4.34%

10 Years	0.65%	0.65%

CLASS I SHARES[3]

1 Year	-6.75%	-6.75%

5 Years	4.78%	4.78%

10 Years	1.03%	1.03%

CLASS Z SHARES[3]

1 Year	-6.64%	-6.64%

5 Years	4.81%	4.81%

Since Inception[4]	1.57%	1.57%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 0.87%, 1.18%, 1.93%, 0.92%, 1.60%, 1.31%, 0.88% and 0.88% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratio (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 1.55% for Class R shares. These waivers/reimbursements may not be terminated before January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-7.41%

5 Years	3.73%

10 Years	0.19%

CLASS 2 SHARES[1]

1 Year	-7.09%

5 Years	4.00%

10 Years	0.45%

CLASS A SHARES

1 Year	-11.40%

5 Years	2.66%

10 Years	-0.39%

CLASS C SHARES

1 Year	-9.05%

5 Years	2.76%

10 Years[2]	-0.69%

ADVISOR CLASS SHARES[3]

1 Year	-7.19%

5 Years	3.82%

10 Years	0.32%

CLASS R SHARES[3]

1 Year	-7.85%

5 Years	3.25%

10 Years	-0.20%

CLASS K SHARES[3]

1 Year	-7.63%

5 Years	3.54%

10 Years	0.06%

CLASS I SHARES[3]

1 Year	-7.22%

5 Years	3.98%

10 Years	0.43%

CLASS Z SHARES[3]

1 Year	-7.21%

5 Years	3.98%

Since Inception[4]	0.99%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 1/31/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$890.00	$5.67	1.19%	$5.81	1.22%
Hypothetical**	$1,000	$1,019.21	$6.06	1.19%	$6.21	1.22%
Class C
Actual	$1,000	$886.70	$9.37	1.97%	$9.46	1.99%
Hypothetical**	$1,000	$1,015.27	$10.01	1.97%	$10.11	1.99%
Advisor Class
Actual	$1,000	$891.70	$4.48	0.94%	$4.58	0.96%
Hypothetical**	$1,000	$1,020.47	$4.79	0.94%	$4.89	0.96%
Class R
Actual	$1,000	$888.50	$7.28	1.52%	$7.33	1.54%
Hypothetical**	$1,000	$1,017.49	$7.78	1.52%	$7.83	1.54%
Class K
Actual	$1,000	$889.50	$6.00	1.26%	$6.14	1.29%
Hypothetical**	$1,000	$1,018.85	$6.41	1.26%	$6.56	1.29%
Class I
Actual	$1,000	$891.40	$4.10	0.86%	$4.20	0.88%
Hypothetical**	$1,000	$1,020.87	$4.38	0.86%	$4.48	0.88%
Class 1
Actual	$1,000	$890.50	$5.15	1.08%	$5.29	1.11%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%	$5.65	1.11%
Class 2
Actual	$1,000	$891.50	$3.96	0.83%	$4.05	0.85%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$4.33	0.85%
Class Z
Actual	$1,000	$891.50	$3.96	0.83%	$4.05	0.85%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%	$4.33	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,029.7

1	The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Consolidated Portfolio of Investments” section of the report for additional details).

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2022 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Shell PLC	$21,133,068	2.1%

Prologis, Inc.	17,578,351	1.7

Exxon Mobil Corp.	17,102,304	1.7

Equinix, Inc.	12,002,863	1.2

ConocoPhillips	10,971,847	1.1

Public Storage	10,804,080	1.0

EOG Resources, Inc.	9,458,788	0.9

Mitsui Fudosan Co., Ltd.	8,400,387	0.8

TotalEnergies SE	8,366,193	0.8

Chevron Corp.	7,614,624	0.7

	$123,432,505	12.0%

1

The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following: Austria, Belgium, Brazil, Denmark, Finland, India, Ireland, Israel, Luxembourg, Mexico, Netherlands, New Zealand, Philippines, Russia, South Africa, South Korea, Sweden, Switzerland, Thailand, United Arab Emirates, United Republic of Tanzania and Zambia.

2	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS – 67.8%
Real Estate – 26.4%
Diversified Real Estate Activities – 1.7%
Ayala Land, Inc.	2,554,100	$1,133,482
City Developments Ltd.	295,500	1,593,221
Daito Trust Construction Co., Ltd.	8,700	861,507
Mitsui Fudosan Co., Ltd.	438,700	8,400,387
Nomura Real Estate Holdings, Inc.	14,900	336,797
Sun Hung Kai Properties Ltd.	435,000	4,674,648
Tokyu Fudosan Holdings Corp.	233,300	1,183,665

		18,183,707

Diversified REITs – 1.6%
Alexander & Baldwin, Inc.	99,800	1,944,104
Armada Hoffler Properties, Inc.	250,690	2,930,566
Charter Hall Long Wale REIT	606,580	1,691,336
Essential Properties Realty Trust, Inc.	153,440	3,302,029
Growthpoint Properties Ltd.(a)	2,072,622	1,461,202
ICADE	29,880	1,111,502
Merlin Properties Socimi SA	278,910	2,364,201
United Urban Investment Corp.	1,519	1,607,144

		16,412,084

Health Care REITs – 1.9%
Assura PLC	2,490,200	1,595,505
Cofinimmo SA	13,570	1,125,434
Medical Properties Trust, Inc.	288,010	3,297,714
Ventas, Inc.	145,390	5,689,111
Welltower, Inc.	124,340	7,589,713

		19,297,477

Hotel & Resort REITs – 0.8%
Invincible Investment Corp.	9,400	2,950,786
Park Hotels & Resorts, Inc.	234,690	3,069,745
RLJ Lodging Trust	159,880	1,945,740

		7,966,271

Industrial REITs – 4.3%
Americold Realty Trust, Inc.	78,680	1,907,990
CapitaLand Ascendas REIT	825,200	1,526,777
Centuria Industrial REIT	913,830	1,775,892
Dream Industrial Real Estate Investment Trust	303,414	2,438,715
GLP J-Reit(b)	1,146	1,188,496
Industrial & Infrastructure Fund Investment Corp.	1,115	1,177,597
Mapletree Logistics Trust(a)	1,205,318	1,293,631
Mitsui Fudosan Logistics Park, Inc.(b)	479	1,589,253
Plymouth Industrial REIT, Inc.	70,946	1,308,244
Prologis, Inc.	158,721	17,578,351
Rexford Industrial Realty, Inc.	64,600	3,571,088

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Segro PLC	575,272	$5,177,447
STAG Industrial, Inc.	122,160	3,859,035

		44,392,516

Office REITs – 1.2%
Alexandria Real Estate Equities, Inc.	7,540	1,095,562
City Office REIT, Inc.	231,540	2,458,955
Cousins Properties, Inc.	121,065	2,876,504
Daiwa Office Investment Corp.	602	2,844,007
Derwent London PLC	66,190	1,638,156
Kenedix Office Investment Corp.(a)	648	1,476,147

		12,389,331

Real Estate Development – 0.9%
China Overseas Land & Investment Ltd.	743,500	1,420,768
China Resources Land Ltd.	678,000	2,121,315
CK Asset Holdings Ltd.	284,000	1,570,113
Emaar Properties PJSC	686,820	1,133,771
Instone Real Estate Group SE(c)	81,039	589,854
Megaworld Corp.	17,716,000	639,126
Midea Real Estate Holding Ltd.(a)(c)	2,151,600	1,503,466

		8,978,413

Real Estate Operating Companies – 1.6%
Azrieli Group Ltd.	14,750	1,092,761
CA Immobilien Anlagen AG	58,719	1,854,600
Central Pattana PCL	411,500	743,316
CTP NV(c)	96,979	1,005,870
Hongkong Land Holdings Ltd.	441,000	1,697,799
Hulic Co., Ltd.	146,600	1,064,953
Shurgard Self Storage SA	27,430	1,194,328
TAG Immobilien AG	117,450	735,566
Vonovia SE	176,274	3,897,525
Wihlborgs Fastigheter AB	489,360	3,205,908

		16,492,626

Real Estate Services – 0.1%
Unibail-Rodamco-Westfield(b)	20,600	974,738

Residential REITs – 4.0%
American Homes 4 Rent – Class A	141,480	4,518,871
Equity LifeStyle Properties, Inc.	44,010	2,814,880
Equity Residential	102,510	6,460,180
Essex Property Trust, Inc.	22,830	5,073,739
Independence Realty Trust, Inc.	240,000	4,022,400
Kenedix Residential Next Investment Corp.	538	788,746
Killam Apartment Real Estate Investment Trust	272,860	3,162,520
Minto Apartment Real Estate Investment Trust(c)	150,500	1,472,577

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sun Communities, Inc.	46,857	$6,318,666
UDR, Inc.	119,730	4,760,465
UNITE Group PLC (The)	156,180	1,595,371

		40,988,415

Retail REITs – 3.7%
AEON REIT Investment Corp.	1,654	1,780,738
Brixmor Property Group, Inc.	172,880	3,684,073
CapitaLand Integrated Commercial Trust	3,103,460	4,118,769
Frasers Centrepoint Trust	513,100	754,054
Kite Realty Group Trust	168,660	3,312,482
Link REIT	511,301	3,022,102
Mercialys SA	122,148	1,057,716
NETSTREIT Corp.	144,266	2,715,086
Phillips Edison & Co., Inc.	103,350	3,114,969
Realty Income Corp.	14,250	887,348
Shopping Centres Australasia Property Group	772,030	1,344,657
Simon Property Group, Inc.	34,378	3,746,514
SITE Centers Corp.	314,880	3,898,215
Spirit Realty Capital, Inc.	91,430	3,550,227
Waypoint REIT Ltd.	467,450	816,164

		37,803,114

Specialized REITs – 4.6%
American Tower Corp.	13,394	2,775,103
Crown Castle, Inc.	12,458	1,660,153
CubeSmart	115,710	4,844,778
Digital Realty Trust, Inc.	9,160	918,290
Equinix, Inc.	21,190	12,002,863
Iron Mountain, Inc.	25,600	1,281,792
National Storage Affiliates Trust	45,180	1,927,379
Public Storage	34,880	10,804,080
Safestore Holdings PLC	224,530	2,326,216
SBA Communications Corp.	3,104	837,770
VICI Properties, Inc.	220,100	7,047,602
Weyerhaeuser Co.	45,585	1,409,944

		47,835,970

		271,714,662

Energy – 11.2%
Coal & Consumable Fuels – 0.1%
Cameco Corp.	26,821	636,194

Integrated Oil & Gas – 6.5%
Cenovus Energy, Inc.(a)	17,389	351,520
Chevron Corp.	42,093	7,614,624
Equinor ASA	142,609	5,195,776
Exxon Mobil Corp.	154,339	17,102,304
Gazprom PJSC(d)	818,956	– 0	–
LUKOIL PJSC(d)	20,541	– 0	–

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Repsol SA(b)	532,416	$7,243,235
Shell PLC	762,883	21,133,068
Suncor Energy, Inc.	6,237	214,530
TotalEnergies SE	153,358	8,366,193

		67,221,250

Oil & Gas Drilling – 0.2%
China Oilfield Services Ltd. – Class H	1,648,000	1,855,185

Oil & Gas Equipment & Services – 0.1%
Halliburton Co.	26,015	947,466

Oil & Gas Exploration & Production – 3.1%
ConocoPhillips	87,016	10,971,847
Coterra Energy, Inc.	48,350	1,505,136
EOG Resources, Inc.	69,285	9,458,788
Hess Corp.	31,848	4,493,116
Texas Pacific Land Corp.	620	1,428,399
Tourmaline Oil Corp.(a)	13,858	780,813
Williams Cos., Inc. (The)	35,053	1,147,285
Woodside Energy Group Ltd.	91,483	2,114,945

		31,900,329

Oil & Gas Refining & Marketing – 0.3%
Marathon Petroleum Corp.	13,509	1,534,893
Neste Oyj	11,223	491,887
Valero Energy Corp.	11,950	1,500,322

		3,527,102

Oil & Gas Storage & Transportation – 0.9%
Antero Midstream Corp.	9,634	102,602
Cheniere Energy, Inc.	7,186	1,267,682
Enbridge, Inc.(a)	71,454	2,783,997
EnLink Midstream LLC(b)	7,164	85,108
Gibson Energy, Inc.	5,174	88,300
Keyera Corp.(a)	7,799	167,160
Kinder Morgan, Inc.	57,035	1,033,474
Koninklijke Vopak NV	2,307	47,137
New Fortress Energy, Inc.	1,373	75,611
ONEOK, Inc.	12,855	762,559
Pembina Pipeline Corp.(a)	19,593	646,892
Targa Resources Corp.	6,517	445,567
TC Energy Corp.	35,711	1,568,574

		9,074,663

		115,162,189

Materials – 6.0%
Aluminum – 0.1%
Alcoa Corp.	20,672	806,828

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commodity Chemicals – 0.5%
Beijing Haixin Energy Technology Co., Ltd. – Class A	1,735,085	$952,315
Corteva, Inc.	41,683	2,723,567
Ecopro Co., Ltd.	8,277	821,674
LG Chem Ltd.	1,416	621,395
W-Scope Corp.(a)(b)	19,600	253,243

		5,372,194

Construction Materials – 0.2%
GCC SAB de CV	258,717	1,614,092

Copper – 0.2%
First Quantum Minerals Ltd.	85,965	1,516,306
OZ Minerals Ltd.(a)	37,029	573,358

		2,089,664

Diversified Chemicals – 0.1%
Sumitomo Chemical Co., Ltd.	316,200	1,064,727

Diversified Metals & Mining – 1.6%
Allkem Ltd.(b)	74,824	691,348
Anglo American PLC	132,981	3,983,339
BHP Group Ltd.	43,087	1,034,958
CMOC Group Ltd. – Class H(a)	1,368,000	440,430
Ganfeng Lithium Group Co., Ltd – Class A	50,480	546,534
Glencore PLC	726,435	4,164,702
MMC Norilsk Nickel PJSC (ADR)(d)(e)	66,074	– 0	–
Rio Tinto PLC	72,754	3,802,242
Teck Resources Ltd. – Class B	55,531	1,690,364
Zhejiang Huayou Cobalt Co., Ltd. – Class A	53,270	398,377

		16,752,294

Fertilizers & Agricultural Chemicals – 0.5%
CF Industries Holdings, Inc.	38,154	4,054,244
OCI NV	35,167	1,345,063

		5,399,307

Forest Products – 0.0%
Interfor Corp.(b)	28,218	501,248

Gold – 0.8%
Agnico Eagle Mines Ltd.	61,135	2,689,339
Barrick Gold Corp.	143,570	2,157,857
Endeavour Mining PLC	122,275	2,126,768
Northern Star Resources Ltd.	71,866	401,091
Regis Resources Ltd.	301,971	294,427
St. Barbara Ltd.(b)	412,784	134,387

		7,803,869

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Gases – 0.2%
Air Liquide SA	4,613	$603,443
Air Products and Chemicals, Inc.	2,547	637,769
Linde PLC	2,065	614,028

		1,855,240

Paper Packaging – 0.1%
Sealed Air Corp.	26,931	1,282,454

Paper Products – 0.2%
Stora Enso Oyj – Class R	94,140	1,227,473
Suzano SA	105,200	1,083,466

		2,310,939

Specialty Chemicals – 0.7%
Albemarle Corp.	2,888	808,265
Danimer Scientific, Inc.(a)(b)	167,875	439,833
Ecolab, Inc.	3,149	494,613
Evonik Industries AG	49,372	909,517
IMCD NV	4,070	527,856
Johnson Matthey PLC	31,809	706,083
Livent Corp.(a)(b)	26,870	848,286
Shanghai Putailai New Energy Technology Co., Ltd. – Class A	60,520	414,260
Sika AG (REG)	2,054	463,127
Umicore SA	18,303	603,375
Wacker Chemie AG	5,147	599,241

		6,814,456

Steel – 0.8%
ArcelorMittal SA	174,554	3,901,919
Commercial Metals Co.	20,956	953,498
Steel Dynamics, Inc.	15,744	1,480,723
Vale SA (Sponsored ADR)	138,199	1,788,295

		8,124,435

		61,791,747

Capital Goods – 4.5%
Aerospace & Defense – 0.3%
BAE Systems PLC	108,753	1,017,228
Hexcel Corp.	13,775	767,268
Huntington Ingalls Industries, Inc.	5,361	1,378,152

		3,162,648

Agricultural & Farm Machinery – 0.3%
Deere & Co.	2,279	902,074
Lindsay Corp.	4,466	756,094
Toro Co. (The)	8,093	853,245

		2,511,413

Building Products – 0.6%
A O Smith Corp.	12,800	701,184
Carrier Global Corp.	18,733	744,824

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Cie de Saint-Gobain	26,986	$1,103,213
Kingspan Group PLC	11,474	578,481
Lennox International, Inc.	2,335	545,386
Nibe Industrier AB – Class B	59,623	475,599
Owens Corning	14,873	1,273,277
Zurn Elkay Water Solutions Corp.	18,797	441,542

		5,863,506

Construction & Engineering – 0.2%
Ferrovial SA	17,604	430,213
MDU Resources Group, Inc.	5,849	166,580
Vinci SA	18,979	1,746,769

		2,343,562

Construction & Farm Machinery & Heavy Trucks – 0.1%
Cummins, Inc.	4,099	1,002,246

Electrical Components & Equipment – 1.3%
Acuity Brands, Inc.	7,334	1,346,302
Advent Technologies Holdings, Inc.(a)(b)	278,432	629,256
Ballard Power Systems, Inc.(a)(b)	80,904	458,457
Beijing Easpring Material Technology Co., Ltd. – Class A	53,500	434,679
Blink Charging Co.(a)(b)	19,644	290,731
Camel Group Co., Ltd. – Class A	546,200	639,253
Contemporary Amperex Technology Co., Ltd. – Class A	8,900	456,745
EnerSys	16,176	1,072,307
First Solar, Inc.(b)	7,443	1,083,478
FuelCell Energy, Inc.(a)(b)	146,061	455,710
Gotion High-tech Co., Ltd. – Class A	121,200	501,112
Hubbell, Inc.	3,554	844,004
Legrand SA	10,424	794,357
nVent Electric PLC	30,848	1,125,952
Plug Power, Inc.(a)(b)	23,424	374,316
Prysmian SpA	23,685	770,902
Signify NV(c)	39,231	1,086,901
SunPower Corp.(a)(b)	22,852	422,534
Sunrun, Inc.(b)	28,997	652,722

		13,439,718

Heavy Electrical Equipment – 0.5%
Bloom Energy Corp. – Class A(b)	19,157	358,428
CS Wind Corp.	14,045	578,576
ITM Power PLC(a)(b)	213,956	202,118
Ming Yang Smart Energy Group Ltd. – Class A	188,696	645,860
NARI Technology Co., Ltd. – Class A	168,609	566,285
NEL ASA(b)	333,613	407,785

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Nordex SE(b)	52,303	$487,577
Siemens Energy AG(b)	75,800	883,647
TPI Composites, Inc.(b)	31,683	315,563
Vestas Wind Systems A/S	24,079	474,685

		4,920,524

Industrial Conglomerates – 0.1%
General Electric Co.	13,929	1,083,815

Industrial Machinery – 1.0%
Chart Industries, Inc.(b)	3,225	718,788
Energy Recovery, Inc.(b)	25,889	666,124
Evoqua Water Technologies Corp.(b)	14,600	572,028
Illinois Tool Works, Inc.	7,222	1,542,114
John Bean Technologies Corp.	6,165	562,248
McPhy Energy SA(b)	32,420	367,775
Mueller Industries, Inc.	11,185	700,628
NGK Insulators Ltd.	66,500	775,793
Pentair PLC	17,361	745,655
Snap-on, Inc.	6,315	1,402,246
SPX Technologies, Inc.(b)	15,185	999,781
Watts Water Technologies, Inc. – Class A	5,198	760,779
Xylem, Inc./NY	7,142	731,555

		10,545,514

Trading Companies & Distributors – 0.1%
WW Grainger, Inc.	2,433	1,421,724

		46,294,670

Utilities – 4.4%
Electric Utilities – 1.1%
Avangrid, Inc.(a)	22,721	924,290
Constellation Energy Corp.	1	95
Edison International	10,973	658,819
Elia Group SA/NV	1,271	160,695
Enel SpA	505,112	2,256,511
Eversource Energy	9,966	760,206
Exelon Corp.	14,729	568,392
Fortis, Inc./Canada	16,892	659,016
Hydro One Ltd.(c)	11,198	280,782
Iberdrola SA	82,974	843,785
NextEra Energy, Inc.	4,547	352,393
NRG Energy, Inc.	31,429	1,395,448
Orsted AS(c)	5,787	477,461
PG&E Corp.(b)	46,315	691,483
Red Electrica Corp. SA	15,275	247,084
SSE PLC	34,755	621,102
Terna – Rete Elettrica Nazionale	49,652	329,275

		11,226,837

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 0.8%
AltaGas Ltd.	17,530	$316,154
APA Group	323,138	2,175,490
Atmos Energy Corp.	4,024	428,757
Beijing Enterprises Holdings Ltd.	16,913	42,907
Chesapeake Utilities Corp.	510	63,434
China Gas Holdings Ltd.	105,593	93,712
China Resources Gas Group Ltd.	31,847	81,566
Enagas SA	8,783	142,582
ENN Energy Holdings Ltd.	26,732	265,771
Hong Kong & China Gas Co., Ltd.	381,933	294,382
Italgas SpA	17,156	88,392
Kunlun Energy Co., Ltd.	140,561	84,009
Naturgy Energy Group SA(a)	40,971	1,051,419
New Jersey Resources Corp.	2,768	123,564
Northwest Natural Holding Co.	1,001	48,138
ONE Gas, Inc.	1,557	120,636
Snam SpA	72,348	321,696
Southwest Gas Holdings, Inc.	1,773	129,553
Spire, Inc.	1,510	105,413
Toho Gas Co., Ltd.	3,491	65,044
Tokyo Gas Co., Ltd.	14,473	258,654
Towngas Smart Energy Co., Ltd.	39,098	13,694
UGI Corp.	38,767	1,369,638

		7,684,605

Independent Power and Renewable Electricity Producers – 0.7%
Atlantica Sustainable Infrastructure PLC	22,761	630,707
Azure Power Global Ltd.(a)(b)	58,369	337,956
Boralex, Inc. – Class A	17,325	491,258
Brookfield Renewable Corp. – Class A	15,520	482,227
China Longyuan Power Group Corp. Ltd. – Class H	436,000	498,204
EDP Renovaveis SA	81,512	1,715,215
Innergex Renewable Energy, Inc.	52,473	577,748
NextEra Energy Partners LP(a)	9,801	725,960
Ormat Technologies, Inc.(a)	7,255	656,215
Solaria Energia y Medio Ambiente SA(b)	30,463	481,806
TransAlta Renewables, Inc.(a)	61,898	664,710
Xinyi Energy Holdings Ltd.(a)	1,580,000	402,437

		7,664,443

Independent Power Producers & Energy Traders – 0.5%
AES Corp. (The)	28,600	748,176
Clearway Energy, Inc. – Class A	18,541	599,431
Drax Group PLC	104,811	625,891
ERG SpA	24,584	771,122

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Guangxi Guiguan Electric Power Co., Ltd. – Class A	778,700	$668,481
Northland Power, Inc.	21,941	638,412
RWE AG	22,706	874,070

		4,925,583

Multi-Utilities – 0.7%
ACEA SpA	1,503	18,939
Algonquin Power & Utilities Corp.	56,518	625,604
CenterPoint Energy, Inc.	18,109	518,099
Consolidated Edison, Inc.	10,200	897,192
DTE Energy Co.	6,684	749,343
E.ON SE	67,344	563,938
National Grid PLC	136,793	1,490,376
NiSource, Inc.	11,678	300,008
NorthWestern Corp.	1,615	85,320
Sempra Energy	12,677	1,913,466
United Utilities Group PLC	24,063	259,307
Unitil Corp.	461	24,299

		7,445,891

Water Utilities – 0.6%
American States Water Co.	7,480	676,641
American Water Works Co., Inc.	9,061	1,316,925
Beijing Enterprises Water Group Ltd.	3,070,538	645,114
California Water Service Group	14,893	924,260
China Water Affairs Group Ltd.	30,530	21,623
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	12,060	139,414
Essential Utilities, Inc.	6,860	303,349
Middlesex Water Co.	3,851	344,549
Pennon Group PLC	9,208	88,486
Severn Trent PLC	8,939	256,547
SJW Group	16,297	1,151,872

		5,868,780

		44,816,139

Pharmaceuticals & Biotechnology – 1.9%
Biotechnology – 0.3%
AbbVie, Inc.	6,902	1,010,453
Amgen, Inc.	1,716	463,921
Moderna, Inc.(b)	4,536	681,897
Neurocrine Biosciences, Inc.(b)	5,444	626,713
Regeneron Pharmaceuticals, Inc.(b)	1,116	835,605

		3,618,589

Life Sciences Tools & Services – 0.5%
Danaher Corp.	3,046	766,587
Eurofins Scientific SE	12,537	802,553
Mettler-Toledo International, Inc.(b)	1,117	1,412,927

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sartorius Stedim Biotech	489	$155,179
Waters Corp.(b)	5,979	1,788,737

		4,925,983

Pharmaceuticals – 1.1%
Bayer AG (REG)	22,622	1,189,488
Elanco Animal Health, Inc.(b)	62,566	825,245
Eli Lilly & Co.	6,176	2,236,268
Johnson & Johnson	300	52,191
Novo Nordisk A/S – Class B	17,095	1,858,761
Pfizer, Inc.	40,807	1,899,566
Roche Holding AG (Roche)	1,269	515,074
Roche Holding AG (Genusschein)	4,707	1,561,774
Takeda Pharmaceutical Co., Ltd.	16,700	441,030
Zoetis, Inc.	3,810	574,472

		11,153,869

		19,698,441

Software & Services – 1.9%
Application Software – 0.5%
Autodesk, Inc.(b)	3,735	800,411
Cadence Design Systems, Inc.(b)	9,649	1,460,762
Dropbox, Inc. – Class A(b)	63,208	1,374,774
Fair Isaac Corp.(b)	1,541	737,892
Roper Technologies, Inc.	2,559	1,060,808

		5,434,647

Data Processing & Outsourced Services – 0.4%
Mastercard, Inc. – Class A	6,728	2,207,995
Visa, Inc. – Class A	6,229	1,290,400

		3,498,395

Internet Services & Infrastructure – 0.1%
VeriSign, Inc.(b)	6,730	1,349,096

IT Consulting & Other Services – 0.1%
Gartner, Inc.(b)	4,620	1,394,870
Kyndryl Holdings, Inc.(b)	606	5,860

		1,400,730

Systems Software – 0.8%
Fortinet, Inc.(b)	22,356	1,277,869
Microsoft Corp.	21,408	4,969,439
Palo Alto Networks, Inc.(b)	3,978	682,585
ServiceNow, Inc.(b)	2,069	870,511

		7,800,404

		19,483,272

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food Beverage & Tobacco – 1.6%
Agricultural Products – 0.3%
Archer-Daniels-Midland Co.	11,204	$1,086,564
Bunge Ltd.	13,976	1,379,431
Darling Ingredients, Inc.(b)	11,976	939,877

		3,405,872

Brewers – 0.1%
Carlsberg AS – Class B	6,255	736,498
Kirin Holdings Co., Ltd.	31,600	464,518

		1,201,016

Packaged Foods & Meats – 1.0%
Danone SA	15,513	770,988
Hershey Co. (The)	6,030	1,439,783
Hormel Foods Corp.	15,728	730,566
JBS SA	158,600	766,365
Maple Leaf Foods, Inc.	49,198	729,113
Marfrig Global Foods SA	389,700	807,238
Mowi ASA	56,453	842,605
Nestle SA (REG)	20,051	2,182,728
Pilgrim’s Pride Corp.(b)	34,010	783,931
Sao Martinho SA	118,800	620,276
Tyson Foods, Inc. – Class A	11,981	818,901

		10,492,494

Tobacco – 0.2%
Imperial Brands PLC	64,211	1,564,120

		16,663,502

Technology Hardware & Equipment – 1.0%
Electronic Components – 0.1%
Samsung SDI Co., Ltd.	1,355	699,065
TDK Corp.	1,600	49,981

		749,046

Electronic Equipment & Instruments – 0.2%
Itron, Inc.(b)	14,699	718,634
Landis+Gyr Group AG(b)	14,851	855,818

		1,574,452

Technology Distributors – 0.0%
CDW Corp./DE	2,581	446,023

Technology Hardware, Storage & Peripherals – 0.7%
Apple, Inc.	49,183	7,541,721

		10,311,242

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Commercial & Professional Services – 0.9%
Diversified Support Services – 0.2%
Brambles Ltd.	112,577	$842,834
Copart, Inc.(b)	8,585	987,447

		1,830,281

Environmental & Facilities Services – 0.5%
Aker Carbon Capture ASA(b)	209,829	236,125
Casella Waste Systems, Inc. – Class A(b)	8,032	657,098
Clean Harbors, Inc.(b)	9,646	1,181,249
Republic Services, Inc.	6,397	848,370
Rollins, Inc.	32,642	1,373,575
Tetra Tech, Inc.	4,976	703,009
Waste Management, Inc.	4,201	665,313

		5,664,739

Research & Consulting Services – 0.2%
Booz Allen Hamilton Holding Corp.	12,001	1,306,309
Nihon M&A Center Holdings, Inc.	28,200	318,203
Thomson Reuters Corp.	4,286	455,829

		2,080,341

		9,575,361

Transportation – 0.9%
Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	3,539	345,831
Expeditors International of Washington, Inc.	3,436	336,213
Kuehne & Nagel International AG (REG)	1,634	347,823

		1,029,867

Airport Services – 0.2%
Aena SME SA(b)(c)	2,594	304,876
Aeroports de Paris(b)	978	132,256
Auckland International Airport Ltd.(b)	42,616	190,511
Beijing Capital International Airport Co., Ltd. – Class H(b)	59,027	31,965
Flughafen Zurich AG (REG)(b)	672	104,251
Fraport AG Frankfurt Airport Services Worldwide(b)	1,305	50,277
Grupo Aeroportuario del Centro Norte SAB de CV (ADR)	1,201	76,588
Grupo Aeroportuario del Pacifico SAB de CV (ADR)	1,281	198,632
Grupo Aeroportuario del Sureste SAB de CV (ADR)	665	155,224
Japan Airport Terminal Co., Ltd.(a)(b)	3,287	140,687

		1,385,267

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Highways & Railtracks – 0.5%
Atlantia SpA	17,776	$396,538
Atlas Arteria Ltd.	43,029	181,143
Getlink SE	14,168	224,201
Jiangsu Expressway Co., Ltd. – Class H	43,124	30,417
Shenzhen Expressway Corp. Ltd. – Class H	21,630	15,528
Transurban Group(a)	498,103	4,225,381
Yuexiu Transport Infrastructure Ltd.	33,065	12,942

		5,086,150

Marine – 0.0%
SITC International Holdings Co., Ltd.	101,000	165,418

Marine Ports & Services – 0.0%
China Merchants Port Holdings Co., Ltd.	47,253	55,399
COSCO SHIPPING Ports Ltd.	59,696	29,439
Hamburger Hafen und Logistik AG	793	9,288
Hutchison Port Holdings Trust	178,300	29,121
Westshore Terminals Investment Corp.(a)	1,294	23,147

		146,394

Road & Rail – 0.1%
Aurizon Holdings Ltd.	513,638	1,190,288

		9,003,384

Semiconductors & Semiconductor Equipment – 0.9%
Semiconductor Equipment – 0.5%
Applied Materials, Inc.	11,454	1,011,274
ASML Holding NV	3,124	1,465,427
Enphase Energy, Inc.(b)	4,343	1,333,301
KLA Corp.	1,092	345,563
SolarEdge Technologies, Inc.(b)	1,804	414,974
Xinyi Solar Holdings Ltd.	444,000	440,802

		5,011,341

Semiconductors – 0.4%
Canadian Solar, Inc.(b)	19,902	674,678
LONGi Green Energy Technology Co., Ltd. – Class A(b)	82,732	546,376
NVIDIA Corp.	5,619	758,396
QUALCOMM, Inc.	11,049	1,300,025
Wolfspeed, Inc.(a)(b)	6,685	526,444

		3,805,919

		8,817,260

Health Care Equipment & Services – 0.9%
Health Care Distributors – 0.3%
AmerisourceBergen Corp.	8,981	1,411,993
McKesson Corp.	3,871	1,507,251

		2,919,244

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment – 0.1%
ABIOMED, Inc.(b)	1,321	$332,998
Hologic, Inc.(b)	5,168	350,390
Inmode Ltd.(b)	6,523	223,869

		907,257

Health Care Supplies – 0.1%
Coloplast A/S – Class B	10,204	1,137,441

Health Care Technology – 0.1%
Veeva Systems, Inc. – Class A(b)	2,774	465,866

Managed Health Care – 0.3%
Centene Corp.(b)	17,500	1,489,775
Humana, Inc.	357	199,235
Molina Healthcare, Inc.(b)	3,875	1,390,582
UnitedHealth Group, Inc.	404	224,281

		3,303,873

		8,733,681

Insurance – 0.8%
Insurance Brokers – 0.2%
Aon PLC – Class A	5,352	1,506,535
Willis Towers Watson PLC	4,115	897,934

		2,404,469

Life & Health Insurance – 0.3%
Japan Post Holdings Co., Ltd.	66,500	447,184
Japan Post Insurance Co., Ltd.	87,200	1,290,835
Medibank Pvt Ltd.	570,753	1,027,736
NN Group NV	5,413	229,200

		2,994,955

Multi-line Insurance – 0.1%
Aviva PLC	102,679	492,513
Sampo Oyj – Class A	8,524	389,783

		882,296

Property & Casualty Insurance – 0.2%
Arch Capital Group Ltd.(b)	25,001	1,437,557
Fidelity National Financial, Inc.	25,616	1,008,758

		2,446,315

		8,728,035

Banks – 0.7%
Diversified Banks – 0.6%
Banco Bilbao Vizcaya Argentaria SA	38,744	199,872
Barclays PLC	197,141	334,992
BNP Paribas SA	6,659	312,266
Commerzbank AG(b)	13,541	108,188
JPMorgan Chase & Co.	10,970	1,380,904
National Bank of Canada	12,998	885,011

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Natwest Group PLC	112,343	$302,573
Oversea-Chinese Banking Corp., Ltd.	68,000	583,718
Skandinaviska Enskilda Banken AB – Class A	37,694	397,423
Societe Generale SA	57,128	1,310,346
Standard Chartered PLC	99,680	595,562

		6,410,855

Regional Banks – 0.1%
Resona Holdings, Inc.	277,600	1,046,261

		7,457,116

Media & Entertainment – 0.5%
Advertising – 0.0%
Dentsu Group, Inc.	11,300	351,468

Cable & Satellite – 0.0%
SES SA	13,532	95,982

Interactive Home Entertainment – 0.1%
Electronic Arts, Inc.	11,548	1,454,586

Interactive Media & Services – 0.4%
Alphabet, Inc. – Class A(b)	17,717	1,674,434
Alphabet, Inc. – Class C(b)	16,366	1,549,205
Meta Platforms, Inc. – Class A(b)	4,506	419,779

		3,643,418

		5,545,454

Retailing – 0.5%
Automotive Retail – 0.1%
AutoZone, Inc.(b)	236	597,760

Department Stores – 0.0%
Next PLC	8,724	492,728

General Merchandise Stores – 0.0%
Dollarama, Inc.(a)	3,669	218,010

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.(b)	27,284	2,794,973

Specialty Retail – 0.1%
Ulta Beauty, Inc.(b)	3,296	1,382,243

		5,485,714

Telecommunication Services – 0.5%
Integrated Telecommunication Services – 0.5%
Cellnex Telecom SA(c)	56,647	1,854,070
China Tower Corp. Ltd. – Class H(c)	1,646,763	148,991

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Elisa Oyj	3,015	$145,704
Eutelsat Communications SA	5,857	58,793
Helios Towers PLC(b)	15,533	22,318
Infrastrutture Wireless Italiane SpA(c)	169,617	1,497,067
RAI Way SpA(c)	3,359	16,091
Spark New Zealand Ltd.	348,074	1,036,133
Telstra Group Ltd.(a)	79,859	200,241
Vantage Towers AG	3,212	90,336

		5,069,744

Wireless Telecommunication Services – 0.0%
SoftBank Corp.	11,600	114,427

		5,184,171

Diversified Financials – 0.5%
Asset Management & Custody Banks – 0.3%
Ameriprise Financial, Inc.	4,678	1,446,063
Brookfield Infrastructure Corp. – Class A	3,431	147,945
Carlyle Group, Inc. (The)	28,498	805,924
Hicl Infrastructure PLC	71,691	133,967

		2,533,899

Investment Banking & Brokerage – 0.1%
Goldman Sachs Group, Inc. (The)	3,583	1,234,379

Mortgage REITs – 0.1%
Annaly Capital Management, Inc.	46,964	871,182
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	13,439	365,272

		1,236,454

		5,004,732

Consumer Durables & Apparel – 0.4%
Apparel, Accessories & Luxury Goods – 0.1%
Pandora A/S	8,720	458,702

Consumer Electronics – 0.1%
Panasonic Holdings Corp.(a)	110,500	787,049

Homebuilding – 0.2%
Desarrolladora Homex SAB de CV(b)	1,590	2
Installed Building Products, Inc.	5,065	435,590
Open House Group Co., Ltd.(a)	9,100	323,682
PulteGroup, Inc.	42,130	1,684,779
Urbi Desarrollos Urbanos SAB de CV(b)	9	3

		2,444,056

		3,689,807

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Services – 0.3%
Casinos & Gaming – 0.0%
La Francaise des Jeux SAEM(c)	2,851	$92,910

Hotels, Resorts & Cruise Lines – 0.1%
Booking Holdings, Inc.(b)	175	327,159
Marriott International, Inc./MD – Class A	2,015	322,622

		649,781

Restaurants – 0.1%
Chipotle Mexican Grill, Inc.(b)	158	236,736
Domino’s Pizza, Inc.	3,759	1,248,890
Sodexo SA	2,624	232,440
Yum! Brands, Inc.	2,053	242,767

		1,960,833

Specialized Consumer Services – 0.1%
WW International, Inc.(b)	153,085	691,944

		3,395,468

Automobiles & Components – 0.3%
Auto Parts & Equipment – 0.1%
Aisin Corp.	35,300	906,142

Automobile Manufacturers – 0.2%
Nissan Motor Co., Ltd.	145,700	464,390
Tesla, Inc.(b)	7,636	1,737,495

		2,201,885

		3,108,027

Food & Staples Retailing – 0.3%
Food Distributors – 0.1%
Sysco Corp.	12,936	1,119,740

Food Retail – 0.1%
Alimentation Couche-Tard, Inc.	16,303	729,976
George Weston Ltd.	1,089	119,863
Kroger Co. (The)	8,836	417,855

		1,267,694

Hypermarkets & Super Centers – 0.1%
Costco Wholesale Corp.	1,151	577,226

		2,964,660

Information Technology – 0.2%
Technology Hardware, Storage & Peripherals – 0.2%
NetApp, Inc.	11,621	804,987
Ricoh Co., Ltd.	104,400	765,021

		1,570,008

Household & Personal Products – 0.1%
Household Products – 0.1%
Colgate-Palmolive Co.	20,102	1,484,332

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 0.1%
Machinery – 0.1%
AGCO Corp.	10,094	$1,253,372
CNH Industrial NV	16,410	212,297

		1,465,669

Residential – 0.1%
Homebuilding – 0.1%
Ez Tec Empreendimentos e Participacoes SA	285,700	1,152,092

Total Common Stocks (cost $738,921,855)		698,300,835

INVESTMENT COMPANIES – 1.1%
Funds and Investment Trusts – 1.1%(f)
3i Infrastructure PLC	22,021	79,330
JPMorgan Alerian MLP Index ETN(a)	179,740	4,117,843
VanEck Agribusiness ETF	45,479	4,040,809
VanEck Gold Miners ETF/USA(a)	103,210	2,493,554

Total Investment Companies (cost $9,273,833)		10,731,536

SHORT-TERM INVESTMENTS – 27.6%
Investment Companies – 27.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(g)(h)(i) (cost $284,519,965)	284,519,965	284,519,965

Total Investments Before Security Lending Collateral for Securities Loaned – 96.5% (cost $1,032,715,653)		993,552,336

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(g)(h)(i) (cost $5,935,657)	5,935,657	5,935,657

Total Investments – 97.1% (cost $1,038,651,310)		999,487,993
Other assets less liabilities – 2.9%		30,192,139

Net Assets – 100.0%		$1,029,680,132

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Bloomberg Commodity Index Futures	1,295	December 2022	$14,678,825	$(368,251)
Brent Crude Futures	228	March 2023	19,842,840	510,808
Coffee Robusta Futures	108	January 2023	2,001,240	(209,192)
Coffee ‘C’ Futures	84	March 2023	5,482,575	(605,327)
Copper Futures	140	December 2022	11,812,500	(847,736)
Corn Futures	552	March 2023	19,230,300	(221,449)
Cotton No.2 Futures	101	March 2023	3,617,820	(534,691)
Gasoline RBOB Futures	81	February 2023	8,315,168	199,151
Gold 100 OZ Futures	207	December 2022	33,962,490	(1,731,052)
KC HRW Wheat Futures	120	March 2023	5,845,500	(39,977)
Lean Hogs Futures	225	April 2023	8,424,000	638,350
Live Cattle Futures	119	April 2023	7,571,970	197,686
LME Nickel Futures	53	November 2022	6,906,006	150,241
LME Nickel Futures	53	January 2023	6,930,969	82,212
LME Primary Aluminum Futures	217	November 2022	12,043,500	(303,732)
LME Primary Aluminum Futures	217	January 2023	12,054,350	(38,318)
LME Zinc Futures	111	November 2022	7,563,263	(1,224,137)
LME Zinc Futures	115	January 2023	7,771,125	(469,525)
Low SU Gasoil Futures	140	March 2023	13,023,500	(215,776)
Natural Gas Futures	427	December 2022	28,211,890	(5,967,486)
NY Harbor ULSD Futures	79	February 2023	10,828,957	(117,329)
Platinum Futures	41	January 2023	1,906,705	23,434
Silver Futures	83	December 2022	7,934,385	(186,144)
Soybean Futures	258	March 2023	18,414,750	187,814
Soybean Meal Futures	264	March 2023	10,805,520	215,180
Soybean Oil Futures	300	March 2023	12,263,400	847,877
Sugar 11 (World) Futures	379	April 2023	7,169,467	(418,019)
Wheat (CBT) Futures	207	March 2023	9,307,238	(104,716)
WTI Crude Futures	297	February 2023	24,615,360	428,104

Sold Contracts
Euro STOXX 50 Index Futures	68	December 2022	2,431,331	(157,212)
FTSE 100 Index Futures	10	December 2022	815,088	(25,073)
LME Nickel Futures	53	November 2022	6,906,006	(86,805)
LME Primary Aluminum Futures	217	November 2022	12,043,500	(33,923)
LME Zinc Futures	111	November 2022	7,563,263	469,493
MSCI Emerging Markets Futures	174	December 2022	7,426,320	1,113,341
S&P 500 E-Mini Futures	57	December 2022	11,066,550	(640,171)
S&P/TSX 60 Index Futures	4	December 2022	691,511	(33,215)
SPI 200 Futures	5	December 2022	548,180	(10,162)
TOPIX Index Futures	8	December 2022	1,036,215	(26,127)

				$(9,551,854)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	2,315	GBP	1,960	11/17/2022	$(66,193)
Bank of America, NA	NZD	1,071	USD	631	11/18/2022	7,864
Bank of America, NA	USD	1,027	MXN	21,145	11/18/2022	37,782
Bank of America, NA	USD	1,883	PEN	7,351	11/22/2022	(41,932)
Bank of America, NA	SEK	13,210	USD	1,171	12/01/2022	(27,969)
Bank of America, NA	USD	2,714	SEK	29,410	12/01/2022	(45,375)
Bank of America, NA	JPY	109,211	USD	770	12/02/2022	32,803
Bank of America, NA	USD	582	JPY	84,304	12/02/2022	(13,025)
Bank of America, NA	CHF	1,580	USD	1,622	12/07/2022	37,934
Bank of America, NA	EUR	9,782	USD	9,449	12/08/2022	(244,130)
Bank of America, NA	KRW	5,619,214	USD	3,932	01/30/2023	(15,283)
Barclays Bank PLC	USD	4,620	AUD	7,403	11/16/2022	117,643
Barclays Bank PLC	USD	1,101	AUD	1,698	11/16/2022	(14,422)
Barclays Bank PLC	USD	9,415	JPY	1,397,402	11/16/2022	(2,469)
Barclays Bank PLC	USD	2,250	NOK	23,980	11/16/2022	58,085
Barclays Bank PLC	USD	1,845	SEK	20,079	11/16/2022	(25,179)
Barclays Bank PLC	PEN	12,513	USD	3,179	11/22/2022	44,784
Barclays Bank PLC	USD	1,515	PEN	6,071	11/22/2022	5,958
Barclays Bank PLC	USD	6,307	CZK	158,064	11/30/2022	60,518
Barclays Bank PLC	USD	1,278	HUF	544,013	11/30/2022	24,869
Barclays Bank PLC	USD	1,042	SGD	1,460	12/07/2022	(10,909)
Barclays Bank PLC	MYR	136,020	USD	30,475	12/15/2022	1,696,465
Barclays Bank PLC	USD	27,089	MYR	120,810	12/15/2022	(1,528,164)
Barclays Bank PLC	ZAR	132,806	USD	7,306	12/15/2022	100,149
Barclays Bank PLC	TWD	35,921	USD	1,115	12/21/2022	418
Barclays Bank PLC	USD	3,528	CNH	25,323	02/16/2023	(53,362)
BNP Paribas SA	GBP	1,257	USD	1,428	11/17/2022	(14,567)
BNP Paribas SA	USD	1,019	NZD	1,652	11/18/2022	(58,230)
BNP Paribas SA	USD	980	NOK	10,095	12/01/2022	(8,313)
BNP Paribas SA	CHF	688	USD	705	12/07/2022	15,561
BNP Paribas SA	IDR	25,860,133	USD	1,654	01/26/2023	5,266
BNP Paribas SA	USD	16,019	IDR	249,834,791	01/26/2023	(90,167)
Brown Brothers Harriman & Co.	SEK	8,974	USD	797	12/01/2022	(17,174)
Brown Brothers Harriman & Co.	USD	3,341	EUR	3,414	12/08/2022	41,924
Citibank, NA	AUD	1,566	USD	994	01/19/2023	(10,745)
Citibank, NA	USD	6,067	PHP	362,023	01/26/2023	120,908
Credit Suisse International	USD	3,901	COP	17,346,841	11/22/2022	(400,499)
Credit Suisse International	HUF	2,844,489	USD	6,845	11/30/2022	34,185
Credit Suisse International	PLN	8,980	USD	1,884	11/30/2022	9,259
Deutsche Bank AG	BRL	17,460	USD	3,297	11/03/2022	(83,289)
Deutsche Bank AG	USD	3,321	BRL	17,460	11/03/2022	58,831
Deutsche Bank AG	THB	817,142	USD	23,152	11/10/2022	1,670,315
Deutsche Bank AG	CHF	9,493	USD	9,555	11/16/2022	60,375
Deutsche Bank AG	CHF	1,957	USD	1,955	11/16/2022	(1,818)
Deutsche Bank AG	EUR	2,690	USD	2,625	11/16/2022	(35,872)
Deutsche Bank AG	USD	6,951	AUD	11,048	11/16/2022	118,330
Deutsche Bank AG	USD	6,921	CAD	9,395	11/16/2022	(24,134)
Deutsche Bank AG	USD	4,359	EUR	4,337	11/16/2022	(68,360)

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD	1,914	JPY	283,060	11/16/2022	$(7,049)
Deutsche Bank AG	USD	12,655	NZD	22,490	11/16/2022	423,865
Deutsche Bank AG	MXN	58,739	USD	2,917	11/18/2022	(39,864)
Deutsche Bank AG	USD	6,216	MXN	124,572	11/18/2022	54,753
Deutsche Bank AG	COP	15,590,304	USD	3,135	11/22/2022	(10,868)
Deutsche Bank AG	CZK	446,748	USD	17,863	11/30/2022	(132,989)
Deutsche Bank AG	USD	13,370	HUF	5,462,406	11/30/2022	(290,466)
Deutsche Bank AG	DKK	23,781	USD	3,185	12/01/2022	21,500
Deutsche Bank AG	ZAR	29,824	USD	1,636	12/15/2022	18,136
Deutsche Bank AG	INR	394,961	USD	4,763	12/21/2022	19,885
Deutsche Bank AG	USD	2,027	CAD	2,741	01/19/2023	(12,492)
Deutsche Bank AG	CNH	116,714	USD	16,308	02/16/2023	291,942
Goldman Sachs Bank USA	BRL	30,521	USD	5,806	11/03/2022	(102,841)
Goldman Sachs Bank USA	USD	5,631	BRL	30,521	11/03/2022	277,286
Goldman Sachs Bank USA	NOK	93,871	USD	9,140	11/16/2022	106,478
Goldman Sachs Bank USA	NZD	14,774	USD	8,596	11/16/2022	4,254
Goldman Sachs Bank USA	USD	4,731	CAD	6,492	11/16/2022	33,894
Goldman Sachs Bank USA	USD	1,269	NOK	13,368	11/16/2022	17,089
Goldman Sachs Bank USA	USD	2,684	NZD	4,819	11/16/2022	118,750
Goldman Sachs Bank USA	USD	5,431	MXN	111,793	11/18/2022	196,637
Goldman Sachs Bank USA	CLP	3,947,706	USD	4,041	11/22/2022	(130,531)
Goldman Sachs Bank USA	PEN	7,384	USD	1,849	11/22/2022	(511)
Goldman Sachs Bank USA	USD	2,308	CLP	2,157,233	11/22/2022	(28,719)
Goldman Sachs Bank USA	USD	2,959	HUF	1,205,746	11/30/2022	(71,917)
Goldman Sachs Bank USA	USD	916	JPY	131,472	12/02/2022	(28,535)
Goldman Sachs Bank USA	MYR	9,623	USD	2,164	12/15/2022	127,674
Goldman Sachs Bank USA	USD	17,774	INR	1,446,302	12/21/2022	(405,068)
Goldman Sachs Bank USA	USD	5,326	PHP	315,800	01/26/2023	71,107
Goldman Sachs Bank USA	CNH	29,789	USD	4,092	02/16/2023	4,045
HSBC Bank USA	USD	8,896	PLN	42,764	11/30/2022	33,908
JPMorgan Chase Bank, NA	BRL	12,935	USD	2,444	11/03/2022	(60,450)
JPMorgan Chase Bank, NA	USD	2,461	BRL	12,935	11/03/2022	43,585
JPMorgan Chase Bank, NA	EUR	12,952	USD	12,770	11/16/2022	(42,778)
JPMorgan Chase Bank, NA	GBP	11,000	USD	12,484	11/16/2022	(134,903)
JPMorgan Chase Bank, NA	SEK	107,078	USD	9,624	11/16/2022	(82,562)
JPMorgan Chase Bank, NA	CLP	3,926,733	USD	4,181	11/22/2022	31,699
JPMorgan Chase Bank, NA	PEN	7,854	USD	2,008	11/22/2022	40,942
JPMorgan Chase Bank, NA	USD	839	CLP	745,890	11/22/2022	(50,626)
JPMorgan Chase Bank, NA	PLN	29,622	USD	6,230	11/30/2022	44,483
JPMorgan Chase Bank, NA	USD	1,271	CZK	31,495	11/30/2022	(2,185)
JPMorgan Chase Bank, NA	USD	1,406	HUF	587,407	11/30/2022	943
JPMorgan Chase Bank, NA	USD	4,595	PLN	22,370	11/30/2022	76,119
JPMorgan Chase Bank, NA	TWD	147,713	USD	4,623	12/21/2022	41,031
Morgan Stanley Capital Services, Inc.	GBP	2,182	USD	2,596	11/17/2022	92,190
Morgan Stanley Capital Services, Inc.	USD	1,529	GBP	1,393	11/17/2022	69,862
Morgan Stanley Capital Services, Inc.	MXN	21,145	USD	1,053	11/18/2022	(11,664)
Morgan Stanley Capital Services, Inc.	USD	7,639	COP	34,041,724	11/22/2022	(770,056)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	SEK	8,582	USD	783	12/01/2022	$3,947
Morgan Stanley Capital Services, Inc.	JPY	264,817	USD	1,839	12/02/2022	52,447
Morgan Stanley Capital Services, Inc.	JPY	168,886	USD	1,132	12/02/2022	(7,259)
Morgan Stanley Capital Services, Inc.	USD	653	EUR	669	12/08/2022	10,408
Morgan Stanley Capital Services, Inc.	USD	916	EUR	924	12/08/2022	(771)
Morgan Stanley Capital Services, Inc.	MYR	22,046	USD	4,653	12/15/2022	(10,942)
Morgan Stanley Capital Services, Inc.	USD	9,814	MYR	43,531	12/15/2022	(604,161)
Morgan Stanley Capital Services, Inc.	TWD	61,686	USD	1,937	12/21/2022	23,866
Natwest Markets PLC	GBP	983	USD	1,153	11/17/2022	25,325
Natwest Markets PLC	USD	2,013	JPY	287,824	12/02/2022	(70,532)
Natwest Markets PLC	USD	735	CNH	5,261	02/16/2023	(13,386)
Societe Generale	USD	858	SEK	9,419	12/01/2022	(3,449)
Standard Chartered Bank	TWD	61,686	USD	1,938	12/21/2022	24,779
State Street Bank & Trust Co.	THB	149,191	USD	4,074	11/10/2022	151,605
State Street Bank & Trust Co.	USD	11,713	THB	419,310	11/10/2022	(689,985)
State Street Bank & Trust Co.	GBP	789	USD	898	11/17/2022	(7,073)
State Street Bank & Trust Co.	USD	123	GBP	109	11/17/2022	1,997
State Street Bank & Trust Co.	NZD	593	USD	354	11/18/2022	9,416
State Street Bank & Trust Co.	NOK	10,198	USD	994	12/01/2022	12,158
State Street Bank & Trust Co.	SEK	1,810	USD	165	12/01/2022	368
State Street Bank & Trust Co.	USD	860	SEK	9,430	12/01/2022	(3,826)
State Street Bank & Trust Co.	JPY	48,349	USD	335	12/02/2022	8,632
State Street Bank & Trust Co.	CHF	1,524	USD	1,598	12/07/2022	69,710
State Street Bank & Trust Co.	SGD	1,460	USD	1,028	12/07/2022	(4,003)
State Street Bank & Trust Co.	USD	362	EUR	366	12/08/2022	406
State Street Bank & Trust Co.	USD	805	HKD	6,310	01/12/2023	(990)
UBS AG	USD	610	JPY	87,664	12/02/2022	(18,500)
UBS AG	USD	4,064	CHF	3,973	12/07/2022	(80,370)

						$183,446

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	30,950	03/18/2031	2.378%	CPI#	Maturity	$353,391	$	– 0	–	$353,391
Goldman Sachs International	USD	53,750	04/26/2027	2.175%	CPI#	Maturity	3,139,466		– 0	–	3,139,466
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI#	Maturity	3,537,697		– 0	–	3,537,697
Goldman Sachs International	USD	58,060	03/16/2031	2.289%	CPI#	Maturity	873,507		– 0	–	873,507

							$7,904,061	$	– 0	–	$7,904,061

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.37%	Quarterly	USD	2,297	1/17/23	$179,284
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.43%	Quarterly	USD	1,518	1/17/23	118,607
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR Plus 0.32%	Quarterly	USD	43,809	9/15/23	3,238,850

						$3,536,741

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $10,330,916 or 1.0% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OBFR – Overnight Bank Funding Rate

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements..

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $748,195,688)	$709,032,371	(a)
Affiliated issuers (cost $290,455,622—including investment of cash collateral for securities loaned of $5,935,657)	290,455,622
Cash collateral due from broker	29,496,542
Foreign currencies, at value (cost $3,031,450)	3,012,535
Receivable for investment securities sold	13,443,196
Unrealized appreciation on inflation swaps	7,904,061
Unrealized appreciation on forward currency exchange contracts	7,017,347
Unrealized appreciation on total return swaps	3,536,741
Receivable for variation margin on futures	3,267,250
Unaffiliated dividends receivable	1,034,188
Affiliated dividends receivable	501,587
Receivable for capital stock sold	429,844

Total assets	1,069,131,284

Liabilities
Payable for investment securities purchased and foreign currency transactions	14,392,879
Cash collateral due to broker	10,718,000
Unrealized depreciation on forward currency exchange contracts	6,833,901
Payable for collateral received on securities loaned	5,935,657
Advisory fee payable	569,597
Payable for capital stock redeemed	382,754
Distribution fee payable	126,341
Administrative fee payable	31,456
Transfer Agent fee payable	16,962
Foreign capital gains tax payable	13,123
Directors’ fees payable	2,904
Accrued expenses	427,578

Total liabilities	39,451,152

Net Assets	$1,029,680,132

Composition of Net Assets
Capital stock, at par	$114,598
Additional paid-in capital	1,201,795,027
Accumulated loss	(172,229,493)

Net Assets	$1,029,680,132

(a)	Includes securities on loan with a value of $19,553,104 (see Note E).

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,689,786	731,737	$9.14	*

C	$574,031	61,644	$9.31

Advisor	$31,703,149	3,470,439	$9.14

R	$69,952	7,635	$9.16

K	$1,059,401	117,440	$9.02

I	$27,259,597	3,018,366	$9.03

1	$638,228,592	71,328,163	$8.95

2	$9,199	1,000	$9.20

Z	$324,086,425	35,861,280	$9.04

*	The maximum offering price per share for Class A shares was $9.55 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

46 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,417,613)	$29,398,903
Affiliated issuers	2,173,764
Securities lending income	328,329	$31,900,996

Expenses
Advisory fee (see Note B)	9,235,305
Distribution fee—Class A	14,625
Distribution fee—Class C	3,303
Distribution fee—Class R	357
Distribution fee—Class K	2,709
Distribution fee—Class 1	1,714,848
Transfer agency—Class A	5,760
Transfer agency—Class C	393
Transfer agency—Advisor Class	26,706
Transfer agency—Class R	187
Transfer agency—Class K	2,179
Transfer agency—Class I	12,476
Transfer agency—Class 1	146,813
Transfer agency—Class 2	1
Transfer agency—Class Z	117,358
Custody and accounting	309,145
Registration fees	163,022
Audit and tax	137,222
Administrative	88,018
Printing	61,710
Legal	55,093
Directors’ fees	33,777
Miscellaneous	119,554

Total expenses	12,250,561
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(218,051)

Net expenses		12,032,510

Net investment income		19,868,486

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 47

CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$31,101,671
Forward currency exchange contracts	1,833,380
Futures	54,611,621
Swaps	32,065,756
Foreign currency transactions	(670,745)
Net change in unrealized appreciation (depreciation) of:
Investments(b)	(206,853,320)
Forward currency exchange contracts	(77,977)
Futures	(19,817,305)
Swaps	(987,278)
Foreign currency denominated assets and liabilities	(24,905)

Net loss on investment and foreign currency transactions	(108,819,102)

Contributions from Affiliates (see Note B)	1,612

Net Decrease in Net Assets from Operations	$(88,949,004)

(a)	Net of foreign realized capital gains taxes of $4,438.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $9,091.

See notes to consolidated financial statements.

48 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,868,486	$16,202,556
Net realized gain on investment and foreign currency transactions	118,941,683	181,993,385
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(227,760,785)	221,060,621
Contributions from Affiliates (see Note B)	1,612	– 0	–

Net increase (decrease) in net assets from operations	(88,949,004)	419,256,562
Distributions to Shareholders
Class A	(464,964)	(221,879)
Class C	(12,613)	(9,571)
Advisor Class	(1,665,845)	(412,387)
Class R	(5,635)	(652)
Class K	(108,197)	(32,508)
Class I	(2,495,051)	(808,887)
Class 1	(61,937,570)	(16,708,336)
Class 2	(981)	(293)
Class Z	(54,143,835)	(15,915,046)
Capital Stock Transactions
Net increase (decrease)	(92,876,275)	18,064,568

Total increase (decrease)	(302,659,970)	403,211,571
Net Assets
Beginning of period	1,332,340,102	929,128,531

End of period	$1,029,680,132	$1,332,340,102

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a non-diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2022, consolidated net assets of the Fund were $1,029,680,132, of which $117,236,096, or 11%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2022, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an

50 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market

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by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as

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described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$178,322,072		$93,392,590		$	– 0	–	$271,714,662
Energy	68,714,763		46,447,426			0	(a)	115,162,189
Materials	28,185,075		33,606,672			0	(a)	61,791,747
Capital Goods	30,869,117		15,425,553			– 0	–	46,294,670
Utilities	25,519,352		19,296,787			– 0	–	44,816,139
Pharmaceuticals & Biotechnology	13,174,582		6,523,859			– 0	–	19,698,441
Software & Services	19,483,272		– 0	–		– 0	–	19,483,272
Food Beverage & Tobacco	10,102,045		6,561,457			– 0	–	16,663,502
Technology Hardware & Equipment	8,706,378		1,604,864			– 0	–	10,311,242
Commercial & Professional Services	8,178,199		1,397,162			– 0	–	9,575,361
Transportation	1,135,635		7,867,749			– 0	–	9,003,384
Semiconductors & Semiconductor Equipment	6,364,655		2,452,605			– 0	–	8,817,260
Health Care Equipment & Services	7,596,240		1,137,441			– 0	–	8,733,681
Insurance	4,850,784		3,877,251			– 0	–	8,728,035
Banks	2,265,915		5,191,201			– 0	–	7,457,116
Media & Entertainment	5,098,004		447,450			– 0	–	5,545,454
Retailing	4,992,986		492,728			– 0	–	5,485,714
Telecommunication Services	– 0	–	5,184,171			– 0	–	5,184,171
Diversified Financials	4,870,765		133,967			– 0	–	5,004,732
Consumer Durables & Apparel	2,120,374		1,569,433			– 0	–	3,689,807
Consumer Services	3,070,118		325,350			– 0	–	3,395,468
Automobiles & Components	1,737,495		1,370,532			– 0	–	3,108,027
Food & Staples Retailing	2,964,660		– 0	–		– 0	–	2,964,660
Information Technology	804,987		765,021			– 0	–	1,570,008

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Household & Personal Products	$1,484,332		$	– 0	–	$	– 0	–	$1,484,332
Industrials	1,253,372			212,297			– 0	–	1,465,669
Residential	1,152,092			– 0	–		– 0	–	1,152,092
Investment Companies	10,652,206			79,330			– 0	–	10,731,536
Short-Term Investments	284,519,965			– 0	–		– 0	–	284,519,965
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,935,657			– 0	–		– 0	–	5,935,657

Total Investments in Securities	744,125,097			255,362,896			0	(a)	999,487,993
Other Financial Instruments(b):
Assets:
Futures	5,063,691			– 0	–		– 0	–	5,063,691	(c)
Forward Currency Exchange Contracts	– 0	–		7,017,347			– 0	–	7,017,347
Inflation (CPI) Swaps	– 0	–		7,904,061			– 0	–	7,904,061
Total Return Swaps	– 0	–		3,536,741			– 0	–	3,536,741
Liabilities:
Futures	(14,615,545)			– 0	–		– 0	–	(14,615,545	)(c)
Forward Currency Exchange Contracts	– 0	–		(6,833,901)			– 0	–	(6,833,901)

Total	$734,573,243			$266,987,144			$0	(a)	$1,001,560,387

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation (depreciation) as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2023. For the year ended October 31, 2022, such reimbursement amounted to $29.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $88,018.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $220,207 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $955 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $214,886.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$233,997	$1,559,249	$1,508,726	$284,520	$2,174
Government Money Market Portfolio*	20,370	188,344	202,778	5,936	42

Total				$290,456	$2,216

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended October 31, 2022, the Adviser reimbursed the Fund $1,612 for trading losses incurred due to a trade entry error.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $160,653, $16,966, $19,723 and $1,945,115 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$737,023,974		$897,425,817
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,404,961,428

Gross unrealized appreciation	$79,557,802
Gross unrealized depreciation	(446,355,053)

Net unrealized depreciation	$(366,797,251)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2022, the Fund held futures for hedging and non hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging and non hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be

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received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally

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cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging and non hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2022, the Fund held total return swaps for hedging and non hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2022, the Fund held variance swaps for hedging and non hedging purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$1,113,341	*	Receivable/Payable for variation margin on futures	$891,960	*
Commodity contracts	Receivable/Payable for variation margin on futures	3,950,350	*	Receivable/Payable for variation margin on futures	13,723,585	*
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,017,347		Unrealized depreciation on forward currency exchange contracts	6,833,901
Interest rate contracts	Unrealized appreciation on inflation swaps	7,904,061

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	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on total return swaps	$3,536,741

Total		$23,521,840		$21,449,446

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.
This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$33,147	$(136,554)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	54,578,474	(19,680,751)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,833,380	(77,977)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	9,007,296	(7,156,488)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(2,691,262)	991,234

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$(66,699)	$187,124

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	25,816,421	4,990,852

Total		$88,510,757	$(20,882,560)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Futures:
Average notional amount of buy contracts	$401,699,453
Average notional amount of sale contracts	$30,987,272
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$467,997,320
Average principal amount of sale contracts	$495,946,253
Inflation Swaps:
Average notional amount	$319,308,462
Total Return Swaps:
Average notional amount	$122,744,236
Variance Swaps:
Average notional amount	$1,445,350	(a)

(a)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$116,383	$(116,383)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	2,108,889	(1,634,505)	– 0	–	– 0	–	474,384
BNP Paribas SA	20,827	(20,827)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	41,924	(17,174)	– 0	–	– 0	–	24,750
Citibank, NA	474,299	(10,745)	– 0	–	– 0	–	463,554
Credit Suisse International	43,444	(43,444)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	2,737,932	(707,201)	– 0	–	– 0	–	2,030,731
Goldman Sachs Bank USA/Goldman Sachs International	8,507,884	(768,122)	(7,090,000)	– 0	–	649,762
HSBC Bank USA	33,908	– 0	–	– 0	–	– 0	–	33,908
JPMorgan Chase Bank, NA	278,802	(278,802)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	252,720	(252,720)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	25,325	(25,325)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	24,779	– 0	–	(24,779)	– 0	–	– 0	–
State Street Bank & Trust Co.	254,292	(254,292)	– 0	–	– 0	–	– 0	–
UBS AG	3,536,741	(98,870)	(3,437,871)	– 0	–	– 0	–

Total	$18,458,149	$(4,228,410)	$(10,552,650)	$	– 0	–	$3,677,089	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$453,907	$(116,383)	$	– 0	–	$	– 0	–	$337,524
Barclays Bank PLC	1,634,505	(1,634,505)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	171,277	(20,827)	– 0	–	– 0	–	150,450
Brown Brothers Harriman & Co.	17,174	(17,174)	– 0	–	– 0	–	– 0	–
Citibank, NA	10,745	(10,745)	– 0	–	– 0	–	– 0	–
Credit Suisse International	400,499	(43,444)	(320,000)	– 0	–	37,055
Deutsche Bank AG	707,201	(707,201)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	768,122	(768,122)	– 0	–	– 0	–	– 0	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$373,504	$(278,802)	$	– 0	–	$	– 0	–	$94,702
Morgan Stanley Capital Services, Inc.	1,404,853	(252,720)	(1,152,133)	– 0	–	– 0	–
Natwest Markets PLC	83,918	(25,325)	– 0	–	– 0	–	58,593
Societe Generale	3,449	– 0	–	– 0	–	– 0	–	3,449
State Street Bank & Trust Co.	705,877	(254,292)	– 0	–	– 0	–	451,585
UBS AG	98,870	(98,870)	– 0	–	– 0	–	– 0	–

Total	$6,833,901	$(4,228,410)	$(1,472,133)	$	– 0	–	$1,133,358	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the

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Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2022 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$19,553,104	$5,935,657	$15,561,534	$285,898	$42,431	$3,136

*	As of October 31, 2022.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	349,177	317,223	$3,423,280	$3,288,034

Shares issued in reinvestment of dividends	45,750	25,555	433,245	214,154

Shares converted from Class C	10,676	47,783	109,344	457,252

Shares redeemed	(164,526)	(804,855)	(1,613,537)	(7,247,828)

Net increase (decrease)	241,077	(414,294)	$2,352,332	$(3,288,388)

Class C
Shares sold	55,339	64	$550,702	$591

Shares issued in reinvestment of dividends	1,299	1,081	12,612	9,141

Shares converted to Class A	(10,463)	(47,515)	(109,344)	(457,252)

Shares redeemed	(2,901)	(1,542)	(28,381)	(14,427)

Net increase (decrease)	43,274	(47,912)	$425,589	$(461,947)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Advisor Class
Shares sold	2,640,030	543,513	$26,830,283	$5,271,583

Shares issued in reinvestment of dividends	135,873	35,548	1,282,638	296,466

Shares redeemed	(982,915)	(442,417)	(9,652,710)	(4,262,588)

Net increase	1,792,988	136,644	$18,460,211	$1,305,461

Class R
Shares sold	926	873	$9,244	$8,390

Shares issued in reinvestment of dividends	591	77	5,634	652

Shares redeemed	(26)	(1,930)	(262)	(18,669)

Net increase (decrease)	1,491	(980)	$14,616	$(9,627)

Class K
Shares sold	123,524	70,470	$1,212,120	$687,598

Shares issued in reinvestment of dividends	11,559	3,926	108,197	32,508

Shares redeemed	(125,956)	(158,429)	(1,234,185)	(1,448,034)

Net increase (decrease)	9,127	(84,033)	$86,132	$(727,928)

Class I
Shares sold	541,727	286,467	$5,327,187	$2,889,024

Shares issued in reinvestment of dividends	267,422	97,928	2,495,050	808,887

Shares redeemed	(315,402)	(738,310)	(3,078,805)	(6,968,310)

Net increase (decrease)	493,747	(353,915)	$4,743,432	$(3,270,399)

Class 1
Shares sold	14,122,033	13,434,001	$137,649,533	$126,050,237

Shares issued in reinvestment of dividends	5,191,186	1,712,373	48,122,290	14,041,460

Shares redeemed	(11,984,056)	(13,764,673)	(117,086,783)	(126,361,702)

Net increase	7,329,163	1,381,701	$68,685,040	$13,729,995

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class Z
Shares sold	14,904,457	249,298	$150,963,872	$2,315,447

Shares issued in reinvestment of dividends	5,796,984	1,926,761	54,143,834	15,915,046

Shares redeemed	(41,035,392)	(844,383)	(392,751,333)	(7,443,092)

Net increase (decrease)	(20,333,951)	1,331,676	$(187,643,627)	$10,787,401

There were no transactions in capital shares for Class 2 for the year ended October 31, 2022 and the year ended October 31, 2021.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

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Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar

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LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$120,834,691	$34,109,559

Total distributions paid	$120,834,691	$34,109,559

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$77,586,580
Accumulated capital and other losses	(18,244,552	)(a)
Unrealized appreciation (depreciation)	(366,906,504	)(b)

Total accumulated earnings/(deficit)	$(307,564,476	)(c)

(a)

As of October 31, 2022, the Fund had a net capital loss carryforward of $18,244,552. During the fiscal year, the Fund utilized $43,146,571 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax.

76 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $18,244,552, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares, book/tax differences associated with the treatment of earnings from the Subsidiary, and contributions from the Adviser resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 77

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.81	$ 7.65	$ 8.66	$ 8.53	$ 8.90

Income From Investment Operations

Net investment income(a)(b)	.14	.27	.09	.12	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	3.14	(.96)	.13	(.23)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.72)	3.41	(.87)	.25	(.09)

Less: Dividends

Dividends from net investment income	(.95)	(.25)	(.14)	(.12)	(.28)

Net asset value, end of period	$ 9.14	$ 10.81	$ 7.65	$ 8.66	$ 8.53

Total Return

Total investment return based on net asset value(d)*	(7.01)%	45.48	%+	(10.11)%	2.97%	(1.11)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,690	$5,306	$6,926	$10,634	$11,478

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.16%	1.29%	1.29%	1.30%	1.26%

Expenses, before waivers/reimbursements(e)(f)‡	1.18%	1.39%	1.40%	1.32%	1.27%

Net investment income(b)	1.46%	2.86%	1.10%	1.42%	1.52%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

78 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.86	$ 7.66	$ 8.63	$ 8.49	$ 8.83

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	(.49)	.03	.06	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.89)	3.86	(.95)	.11	(.23)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.82)	3.37	(.92)	.17	(.16)

Less: Dividends

Dividends from net investment income	(.73)	(.17)	(.05)	(.03)	(.18)

Net asset value, end of period	$ 9.31	$ 10.86	$ 7.66	$ 8.63	$ 8.49

Total Return

Total investment return based on net asset value(d)*	(7.71)%	44.41%	(10.74	)%+	2.05	%+	(1.82)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$574	$199	$508	$754	$1,225

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.94%	2.04%	2.04%	2.05%	2.01%

Expenses, before waivers/reimbursements(e)(f)‡	1.96%	2.19%	2.15%	2.07%	2.02%

Net investment income (loss)(b)	.72%	(5.20)%	.34%	.66%	.78%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 79

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.79	$ 7.63	$ 8.63	$ 8.51	$ 8.89

Income From Investment Operations

Net investment income(a)(b)	.17	.16	.11	.14	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.87)	3.27	(.95)	.12	(.24)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.70)	3.43	(.84)	.26	(.08)

Less: Dividends

Dividends from net investment income	(.95)	(.27)	(.16)	(.14)	(.30)

Net asset value, end of period	$ 9.14	$ 10.79	$ 7.63	$ 8.63	$ 8.51

Total Return

Total investment return based on net asset value(d)*	(6.64)%	45.82	%+	(9.79)%	3.15%	(.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,703	$18,096	$11,761	$18,611	$26,030

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.91%	1.04%	1.04%	1.05%	1.01%

Expenses, before waivers/reimbursements(e)(f)‡	.93%	1.17%	1.14%	1.07%	1.02%

Net investment income(b)	1.75%	1.60%	1.33%	1.66%	1.77%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

80 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.83	$ 7.53	$ 8.53	$ 8.40	$ 8.79

Income From Investment Operations

Net investment income (loss)(a)(b)	.11	(.02)	.07	.10	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.88)	3.41	(.95)	.11	(.23)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.77)	3.39	(.88)	.21	(.12)

Less: Dividends

Dividends from net investment income	(.90)	(.09)	(.12)	(.08)	(.27)

Net asset value, end of period	$ 9.16	$ 10.83	$ 7.53	$ 8.53	$ 8.40

Total Return

Total investment return based on net asset value(d)*	(7.32)%	45.23	%+	(10.32)%	2.62%	(1.47)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$70	$67	$54	$271	$271

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.53%	1.54%	1.54%	1.55%	1.55%

Expenses, before waivers/reimbursements(e)(f)‡	1.59%	1.57%	1.60%	1.57%	1.58%

Net investment income (loss)(b)	1.06%	(.19)%	.92%	1.16%	1.24%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 81

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.68	$ 7.55	$ 8.55	$ 8.42	$ 8.80

Income From Investment Operations

Net investment income (loss)(a)(b)	.13	(.02)	.08	.12	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.85)	3.39	(.94)	.13	(.23)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.72)	3.37	(.86)	.25	(.10)

Less: Dividends

Dividends from net investment income	(.94)	(.24)	(.14)	(.12)	(.28)

Net asset value, end of period	$ 9.02	$ 10.68	$ 7.55	$ 8.55	$ 8.42

Total Return

Total investment return based on net asset value(d)*	(7.08)%	45.60	%+	(10.10)%	3.03%	(1.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,059	$1,157	$1,453	$2,069	$2,604

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.26%	1.26%	1.28%	1.27%	1.26%

Expenses, before waivers/reimbursements(e)(f)‡	1.28%	1.28%	1.29%	1.28%	1.27%

Net investment income (loss)(b)	1.33%	(.18)%	1.08%	1.44%	1.52%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

82 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Income From Investment Operations

Net investment income(a)(b)	.17	.09	.12	.15	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.86)	3.32	(.94)	.13	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.69)	3.41	(.82)	.28	(.05)

Less: Dividends

Dividends from net investment income	(.98)	(.29)	(.18)	(.16)	(.32)

Net asset value, end of period	$ 9.03	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Total Return

Total investment return based on net asset value(d)*	(6.75)%	46.03	%+	(9.76)%	3.39%	(.69)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,260	$27,013	$21,817	$23,541	$12,213

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.86%	.84%	.86%	.85%	.83%

Expenses, before waivers/reimbursements(e)(f)‡	.88%	.85%	.87%	.86%	.84%

Net investment income(b)	1.74%	.88%	1.49%	1.79%	1.96%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 83

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.61	$ 7.52	$ 8.51	$ 8.39	$ 8.76

Income From Investment Operations

Net investment income(a)(b)	.15	.13	.10	.13	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.85)	3.23	(.93)	.12	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.70)	3.36	(.83)	.25	(.07)

Less: Dividends

Dividends from net investment income	(.96)	(.27)	(.16)	(.13)	(.30)

Net asset value, end of period	$ 8.95	$ 10.61	$ 7.52	$ 8.51	$ 8.39

Total Return

Total investment return based on net asset value(d)*	(6.85)%	45.63%	(9.94)%	3.14%	(.92)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$638,229	$678,946	$470,635	$608,485	$641,891

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.08%	1.08%	1.10%	1.09%	1.08%

Expenses, before waivers/reimbursements(e)(f)‡	1.10%	1.10%	1.11%	1.10%	1.08%

Net investment income(b)	1.50%	1.33%	1.26%	1.62%	1.71%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

84 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.88	$ 7.70	$ 8.71	$ 8.58	$ 8.96

Income From Investment Operations

Net investment income(a)(b)	.18	.14	.12	.16	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.88)	3.33	(.95)	.13	(.24)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.70)	3.47	(.83)	.29	(.06)

Less: Dividends

Dividends from net investment income	(.98)	(.29)	(.18)	(.16)	(.32)

Net asset value, end of period	$ 9.20	$ 10.88	$ 7.70	$ 8.71	$ 8.58

Total Return

Total investment return based on net asset value(d)*	(6.63)%	46.10%	(9.70)%	3.46%	(.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9	$11	$8	$9	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.81%	.83%	.82%	.81%	.82%

Expenses, before waivers/reimbursements(e)(f)‡	.83%	.84%	.84%	.81%	.82%

Net investment income(b)	1.78%	1.45%	1.53%	1.90%	1.95%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 85

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.70	$ 7.58	$ 8.58	$ 8.46	$ 8.83

Income From Investment Operations

Net investment income(a)(b)	.17	.14	.12	.16	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.85)	3.27	(.94)	.12	(.22)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.68)	3.41	(.82)	.28	(.05)

Less: Dividends

Dividends from net investment income	(.98)	(.29)	(.18)	(.16)	(.32)

Net asset value, end of period	$ 9.04	$ 10.70	$ 7.58	$ 8.58	$ 8.46

Total Return

Total investment return based on net asset value(d)*	(6.64)%	46.17%	(9.75)%	3.37%	(.68)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$324,086	$601,545	$415,967	$487,326	$1,013,733

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.83%	.84%	.85%	.84%	.83%

Expenses, before waivers/reimbursements(e)(f)‡	.85%	.85%	.86%	.85%	.84%

Net investment income(b)	1.76%	1.44%	1.51%	1.89%	1.86%

Portfolio turnover rate	79%	65%	88%	100%	141%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.03%	.04%	.02%	.03%

See footnote summary on page 87.

86 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2022, October 31, 2021, October 31, 2020, October 31, 2019 and October 31, 2018, such waiver amounted to .02%, ..01%, .01%, .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	1.16%	1.29%	1.29%	1.29%	1.26%
Before waivers/reimbursements	1.18%	1.39%	1.40%	1.32%	1.27%
Class C
Net of waivers/reimbursements	1.94%	2.04%	2.04%	2.04%	2.01%
Before waivers/reimbursements	1.96%	2.19%	2.15%	2.07%	2.02%
Advisor Class
Net of waivers/reimbursements	.91%	1.04%	1.04%	1.04%	1.01%
Before waivers/reimbursements	.93%	1.17%	1.14%	1.07%	1.02%
Class R
Net of waivers/reimbursements	1.53%	1.54%	1.54%	1.54%	1.55%
Before waivers/reimbursements	1.59%	1.57%	1.60%	1.57%	1.58%
Class K
Net of waivers/reimbursements	1.26%	1.26%	1.28%	1.27%	1.26%
Before waivers/reimbursements	1.28%	1.28%	1.29%	1.28%	1.27%
Class I
Net of waivers/reimbursements	.86%	.84%	.86%	.84%	.83%
Before waivers/reimbursements	.88%	.85%	.87%	.85%	.84%
Class 1
Net of waivers/reimbursements	1.08%	1.08%	1.10%	1.09%	1.08%
Before waivers/reimbursements	1.10%	1.10%	1.11%	1.09%	1.08%
Class 2
Net of waivers/reimbursements	.81%	.83%	.82%	.81%	.82%
Before waivers/reimbursements	.82%	.84%	.84%	.81%	.82%
Class Z
Net of waivers/reimbursements	.83%	.84%	.85%	.83%	.83%
Before waivers/reimbursements	.85%	.85%	.86%	.84%	.84%

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2020 and October  31, 2019 by .02% and .07%, respectively.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 87

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Real Return Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

88 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2022

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 89

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For individual shareholders, the Fund designates 96.13% of dividends paid as qualified dividend income. For corporate shareholders, 2.57% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Portfolio are managed under the direction of the Board of Directors. Certain information concerning the Portfolio’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)

Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Vinod Chathlani 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Daniel J. Loewy 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer of Dynamic Asset Allocation.

Leon Zhu 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held in-person on August 2-3, 2022 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

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The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2020 and 2021 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

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before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended May 31, 2022 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The information provided included a pro forma expense ratio to reflect changes to the Fund’s transfer agent out-of-pocket expense allocation effective November 1, 2021. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s pro forma expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

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Global Core Equity Portfolio

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 6, 2022

This report provides management’s discussion of fund performance for the AB Bond Inflation Strategy for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	-6.47%	-8.75%

Class 2 Shares[1]	-6.43%	-8.77%

Class A Shares	-6.53%	-8.93%

Class C Shares	-6.84%	-9.58%

Advisor Class Shares[2]	-6.42%	-8.72%

Class R Shares[2]	-6.58%	-9.15%

Class K Shares[2]	-6.47%	-8.94%

Class I Shares[2]	-6.40%	-8.67%

Class Z Shares[2]	-6.32%	-8.65%

Bloomberg 1-10 Year TIPS Index	-5.32%	-7.18%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, all share classes underperformed the benchmark, before sales charges. In the 12-month period, the Fund’s yield-curve positioning was the largest detractor, relative to the benchmark, as losses on the five- and 10-year parts of the curve were greater than gains from positioning on the two- and 20-year parts of the curve. Sector allocation also detracted, as allocations to investment-grade corporate bonds, agency risk-sharing securities, collateralized mortgage obligations and US agency mortgages lost more than gains within Consumer Price Index (“CPI”)

2 | AB BOND INFLATION STRATEGY	abfunds.com

swaps and investment-grade credit default swaps. Positioning in US Treasury inflation-protected securities (“TIPS”) was a minor detractor from performance. Currency decisions added to performance, due to exposure to the Swedish krona, Australian dollar, offshore Chinese renminbi and Canadian dollar that gained more than an exposure to the Russian ruble.

During the six-month period, sector allocation was the largest detractor, mostly from allocations to investment-grade corporate bonds, agency risk-sharing securities and collateralized mortgage obligations. Yield-curve positioning on the five- to 10-year and six-month parts of the curve also detracted, and was partially offset by gains on the two- and 20-year parts of the curve. Overall positioning in TIPS contributed to performance. A currency position in the offshore Chinese renminbi was a minor contributor to performance.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Total return swaps were used in the corporate sector for hedging and investment purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets during the 12-month period ended October 31, 2022. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan, Canada and Australia. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US outperformed US Treasuries, while eurozone high yield outperformed eurozone treasuries. Emerging-market sovereign bonds materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds hedged to the US dollar outperformed US investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and most emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser considers the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one nationally recognized statistical rating organization (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser considers factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser considers the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations and assignments; structured securities; mortgage-backed and other asset-backed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Effective on March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25%. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 10/31/2012 to 10/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 2.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			2.13%

1 Year	-8.75%	-8.75%

5 Years	2.42%	2.42%

10 Years	1.49%	1.49%

CLASS 2 SHARES[2]			2.23%

1 Year	-8.77%	-8.77%

5 Years	2.50%	2.50%

10 Years	1.58%	1.58%

CLASS A SHARES			1.73%

1 Year	-8.93%	-11.01%

5 Years	2.25%	1.79%

10 Years	1.32%	1.09%

CLASS C SHARES			1.02%

1 Year	-9.58%	-10.44%

5 Years	1.51%	1.51%

10 Years[3]	0.58%	0.58%

ADVISOR CLASS SHARES[4]			2.02%

1 Year	-8.72%	-8.72%

5 Years	2.52%	2.52%

10 Years	1.58%	1.58%

CLASS R SHARES[4]			1.50%

1 Year	-9.15%	-9.15%

5 Years	2.02%	2.02%

10 Years	1.09%	1.09%

CLASS K SHARES[4]			1.80%

1 Year	-8.94%	-8.94%

5 Years	2.24%	2.24%

10 Years	1.33%	1.33%

CLASS I SHARES[4]			2.13%

1 Year	-8.67%	-8.67%

5 Years	2.52%	2.52%

10 Years	1.60%	1.60%

CLASS Z SHARES[4]			2.22%

1 Year	-8.65%	-8.65%

5 Years	2.52%	2.52%

Since Inception[5]	2.49%	2.49%

(footnotes continued on next page)

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.75%, 0.65%, 1.00%, 1.75%, 0.75%, 1.40%, 1.09%, 0.74% and 0.66% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expenses (excluding extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

5	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-9.20%

5 Years	2.25%

10 Years	1.44%

CLASS 2 SHARES[1]

1 Year	-9.03%

5 Years	2.37%

10 Years	1.55%

CLASS A SHARES

1 Year	-11.38%

5 Years	1.65%

10 Years	1.05%

CLASS C SHARES

1 Year	-10.84%

5 Years	1.34%

10 Years[2]	0.54%

ADVISOR CLASS SHARES[3]

1 Year	-9.08%

5 Years	2.35%

10 Years	1.54%

CLASS R SHARES[3]

1 Year	-9.59%

5 Years	1.86%

10 Years	1.05%

CLASS K SHARES[3]

1 Year	-9.34%

5 Years	2.09%

10 Years	1.28%

CLASS I SHARES[3]

1 Year	-9.11%

5 Years	2.37%

10 Years	1.55%

CLASS Z SHARES[3]

1 Year	-9.09%

5 Years	2.37%

Since Inception[4]	2.39%

(footnotes continued on next page)

12 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 12/11/2014.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$934.70	$4.44	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class C
Actual	$1,000	$931.60	$8.08	1.66%
Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Advisor Class
Actual	$1,000	$935.80	$3.27	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%
Class R
Actual	$1,000	$934.20	$5.66	1.16%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%
Class K
Actual	$1,000	$935.30	$4.44	0.91%
Hypothetical**	$1,000	$1,020.62	$4.63	0.91%
Class I
Actual	$1,000	$936.00	$3.27	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%
Class 1
Actual	$1,000	$935.30	$3.71	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
Class 2
Actual	$1,000	$935.70	$3.22	0.66%
Hypothetical**	$1,000	$1,021.88	$3.36	0.66%
Class Z
Actual	$1,000	$936.80	$3.27	0.67%
Hypothetical**	$1,000	$1,021.83	$3.41	0.67%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,058.5

Total Investments ($mil): $1,118.0

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	74.8%

Non-Inflation Exposure	25.2

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	9.9%

Asset-Backed Securities	4.8%

Collateralized Mortgage Obligations	4.8%

Collateralized Loan Obligations	2.5%

Mortgage Pass-Throughs	2.3%

Corporates–Non-Investment Grade	1.7%

Commercial Mortgage-Backed Securities	1.4%

Emerging Markets–Corporate Bonds	0.3%

Local Governments–US Municipal Bonds	0.2%

Quasi-Sovereigns	0.2%

Common Stocks	0.1%

Emerging Markets–Sovereigns	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	69.2%

Corporates–Investment Grade	9.4%

Asset-Backed Securities	4.6%

Collateralized Mortgage Obligations	4.5%

Collateralized Loan Obligations	2.3%

Mortgage Pass-Throughs	2.2%

Corporates–Non-Investment Grade	1.6%

Commercial Mortgage-Backed Securities	1.5%

Emerging Markets–Corporate Bonds	0.3%

Local Governments–US Municipal Bonds	0.2%

Quasi-Sovereigns	0.1%

Common Stocks	0.1%

Emerging Markets–Sovereigns	0.1%

Short-Term Investments	3.9%

1

The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2022

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 73.1%
United States – 73.1%
U.S. Treasury Inflation Index 0.125%, 07/15/2024(TIPS)	U.S.$	42,184	$41,076,943
0.125%, 10/15/2024 (TIPS)(a)		10,555	10,233,138
0.125%, 10/15/2025 (TIPS)		5,938	5,673,236
0.125%, 07/15/2026 (TIPS)(b)		100,227	94,636,379
0.125%, 07/15/2030 (TIPS)		6,649	5,925,960
0.125%, 07/15/2031 (TIPS)(b)		228,710	201,264,656
0.25%, 01/15/2025 (TIPS)(a)		113,872	109,903,890
0.375%, 01/15/2027 (TIPS)		85,893	81,101,433
0.50%, 01/15/2028 (TIPS)		4,538	4,265,089
0.625%, 01/15/2026 (TIPS)(b)		97,607	94,038,438
0.75%, 07/15/2028 (TIPS)		60,525	57,536,892
0.875%, 01/15/2029 (TIPS)		29,212	27,788,233
1.75%, 01/15/2028 (TIPS)		12,967	12,981,618
2.50%, 01/15/2029 (TIPS)		25,798	26,946,457

Total Inflation-Linked Securities (cost $873,016,160)			773,372,362

CORPORATES - INVESTMENT GRADE – 9.9%
Industrial – 5.0%
Basic – 0.3%
Anglo American Capital PLC 3.875%, 03/16/2029(c)		373	316,187
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)		200	161,000
Celanese US Holdings LLC 5.90%, 07/05/2024		2,365	2,324,133
Freeport Indonesia PT 4.763%, 04/14/2027(c)		415	371,944
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		270	267,320
Suzano Austria GmbH 3.75%, 01/15/2031		222	176,629

			3,617,213

Capital Goods – 0.4%
CNH Industrial Capital LLC 3.95%, 05/23/2025		1,889	1,810,078
Flowserve Corp. 2.80%, 01/15/2032		545	390,743
Parker-Hannifin Corp. 4.50%, 09/15/2029		1,430	1,336,235

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	U.S.$	180	$167,184

			3,704,240

Communications - Media – 0.4%
Discovery Communications LLC 4.65%, 05/15/2050		58	37,995
5.20%, 09/20/2047		188	133,634
5.30%, 05/15/2049		83	59,840
Prosus NV 3.257%, 01/19/2027(c)		593	489,225
3.68%, 01/21/2030(c)		428	313,457
4.027%, 08/03/2050(c)		487	260,636
Tencent Holdings Ltd. 3.24%, 06/03/2050(c)		655	340,313
Time Warner Cable LLC 4.50%, 09/15/2042		235	161,175
Warnermedia Holdings, Inc. 4.279%, 03/15/2032(c)		1,595	1,289,031
Weibo Corp. 3.375%, 07/08/2030		2,114	1,453,771

			4,539,077

Communications - Telecommunications – 0.0%
T-Mobile USA, Inc. 2.625%, 02/15/2029		203	168,462
3.375%, 04/15/2029		119	102,998

			271,460

Consumer Cyclical - Automotive – 0.3%
General Motors Co. 6.125%, 10/01/2025		194	193,242
6.80%, 10/01/2027		272	275,710
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(c)		1,942	1,657,167
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		1,378	1,161,888

			3,288,007

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 3.90%, 08/08/2029		1,419	1,144,778
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		92	92,903
MDC Holdings, Inc. 6.00%, 01/15/2043		731	556,349

			1,794,030

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Advance Auto Parts, Inc. 3.50%, 03/15/2032	U.S.$	141	$111,552
3.90%, 04/15/2030		1,525	1,292,026
Ross Stores, Inc. 4.70%, 04/15/2027		1,083	1,036,431

			2,440,009

Consumer Non-Cyclical – 0.6%
Altria Group, Inc. 3.40%, 05/06/2030		950	771,875
4.80%, 02/14/2029		226	208,053
BAT Capital Corp. 2.259%, 03/25/2028		1,727	1,366,644
4.70%, 04/02/2027		605	563,194
4.906%, 04/02/2030		593	518,359
Cargill, Inc. 5.125%, 10/11/2032(c)		632	616,725
Cigna Corp. 4.375%, 10/15/2028		501	470,880
CVS Health Corp. 4.30%, 03/25/2028		49	46,005
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,190	890,013
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		384	380,202

			5,831,950

Energy – 0.7%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,962	1,211,712
Continental Resources, Inc./OK 2.875%, 04/01/2032(c)		1,496	1,093,980
5.75%, 01/15/2031(c)		1,113	1,012,708
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,351	1,429,318
Energy Transfer LP 6.25%, 04/15/2049		843	735,829
EQT Corp. 5.70%, 04/01/2028		345	335,768
Marathon Petroleum Corp. 5.125%, 12/15/2026		289	284,110
6.50%, 03/01/2041		282	275,057
Oleoducto Central SA 4.00%, 07/14/2027(c)		453	368,572
ONEOK Partners LP 6.125%, 02/01/2041		105	92,785

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ONEOK, Inc. 6.35%, 01/15/2031	U.S.$	166	$163,958
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)		306	195,687

			7,199,484

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)		600	593,925

Services – 0.2%
Expedia Group, Inc. 4.625%, 08/01/2027		486	455,056
6.25%, 05/01/2025(c)		34	33,980
Global Payments, Inc. 2.90%, 11/15/2031		432	330,355
5.40%, 08/15/2032		971	897,495
S&P Global, Inc. 4.25%, 05/01/2029(c)		295	275,291
4.75%, 08/01/2028(c)		59	57,199

			2,049,376

Technology – 1.5%
Broadcom, Inc. 3.137%, 11/15/2035(c)		188	130,399
3.187%, 11/15/2036(c)		557	380,047
4.00%, 04/15/2029(c)		188	164,989
4.15%, 11/15/2030		260	223,678
4.15%, 04/15/2032(c)		673	564,593
4.926%, 05/15/2037(c)		689	567,874
Entegris Escrow Corp. 4.75%, 04/15/2029(c)		1,896	1,693,033
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	1,651	1,610,194
HP, Inc. 5.50%, 01/15/2033	U.S.$	1,844	1,641,676
Infor, Inc. 1.75%, 07/15/2025(c)		450	403,488
Intel Corp. 5.05%, 08/05/2062		1,204	981,284
International Business Machines Corp. 4.90%, 07/27/2052		1,186	1,000,154
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		1,428	1,119,666
Micron Technology, Inc. 6.75%, 11/01/2029		1,463	1,463,687
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		711	681,835

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oracle Corp. 5.375%, 07/15/2040	U.S.$	376	$313,937
SK Hynix, Inc. 2.375%, 01/19/2031(c)		382	268,904
TSMC Arizona Corp. 3.875%, 04/22/2027		1,009	943,627
VeriSign, Inc. 2.70%, 06/15/2031		250	194,187
Western Digital Corp. 3.10%, 02/01/2032		1,677	1,163,050
Workday, Inc. 3.70%, 04/01/2029		182	162,195

			15,672,497

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)		528	514,714
4.75%, 10/20/2028(c)		614	570,830

			1,085,544

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)		223	182,739
5.875%, 07/05/2034(c)		284	263,283

			446,022

Transportation - Services – 0.0%
Ashtead Capital, Inc. 5.50%, 08/11/2032(c)		305	275,708
ENA Master Trust 4.00%, 05/19/2048(c)		303	205,472

			481,180

			53,014,014

Financial Institutions – 4.7%
Banking – 3.6%
AIB Group PLC 7.583%, 10/14/2026(c)		2,155	2,142,652
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(c)		958	839,974
Banco Santander SA 4.175%, 03/24/2028		600	528,438
Bank of America Corp. 4.376%, 04/27/2028		2,480	2,306,598
Bank of Ireland Group PLC 6.253%, 09/16/2026(c)		456	440,674
Barclays PLC 7.385%, 11/02/2028		1,252	1,245,815

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 2.591%, 01/20/2028(c)	U.S.$	593	$500,397
4.625%, 02/25/2031(c)(d)		1,227	849,526
7.75%, 08/16/2029(c)(d)		1,097	1,035,853
Citigroup, Inc. 4.075%, 04/23/2029		592	533,321
4.14%, 05/24/2025		2,463	2,392,509
5.95%, 01/30/2023(d)		213	211,473
Series W 4.00%, 12/10/2025(d)		504	424,877
Series Y 4.15%, 11/15/2026(d)		480	376,310
Credit Suisse Group AG 3.091%, 05/14/2032(c)		928	636,794
4.194%, 04/01/2031(c)		614	475,119
6.373%, 07/15/2026(c)		1,025	956,048
Danske Bank A/S 4.298%, 04/01/2028(c)		746	658,173
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		296	249,120
3.961%, 11/26/2025		405	373,074
6.119%, 07/14/2026		846	808,742
Discover Bank 4.682%, 08/09/2028		327	313,904
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(c)		1,174	1,097,678
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		334	307,794
Goldman Sachs Group, Inc. (The) Series V 4.125%, 11/10/2026(d)		775	603,694
HSBC Holdings PLC 4.762%, 03/29/2033		373	296,498
5.402%, 08/11/2033		603	523,368
7.336%, 11/03/2026		1,794	1,797,534
JPMorgan Chase & Co. 2.58%, 04/22/2032		1,364	1,049,080
4.565%, 06/14/2030		426	390,863
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		1,151	1,111,682
Morgan Stanley 0.406%, 10/29/2027	EUR	1,030	868,897
4.21%, 04/20/2028	U.S.$	799	739,554
6.296%, 10/18/2028		1,224	1,235,077
Nationwide Building Society 2.972%, 02/16/2028(c)		982	831,852

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 2.49%, 01/06/2028	U.S.$	497	$410,606
Societe Generale SA 2.797%, 01/19/2028(c)		1,764	1,461,298
Standard Chartered PLC 3.971%, 03/30/2026(c)		657	604,230
5.925% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		400	294,744
6.00%, 07/26/2025(c)(d)		1,267	1,155,669
Svenska Handelsbanken AB 4.75%, 03/01/2031(c)(d)		1,400	1,082,438
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,060	931,963
UBS Group AG 4.488%, 05/12/2026(c)		648	614,673
UniCredit SpA 1.982%, 06/03/2027(c)		204	165,860
2.569%, 09/22/2026(c)		1,071	919,004
3.127%, 06/03/2032(c)		368	259,937
US Bancorp Series J 5.30%, 04/15/2027(d)		427	357,297
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(d)		418	354,832

			37,765,513

Brokerage – 0.2%
Charles Schwab Corp. (The) 2.90%, 03/03/2032		322	261,509
Series G 5.375%, 06/01/2025(d)		402	392,634
Series I 4.00%, 06/01/2026(d)		1,366	1,114,164

			1,768,307

Finance – 0.6%
Air Lease Corp. 2.875%, 01/15/2026		111	98,702
3.625%, 04/01/2027		51	44,941
Aircastle Ltd. 2.85%, 01/26/2028(c)		1,329	999,076
4.125%, 05/01/2024		232	221,193
4.25%, 06/15/2026		83	73,211
5.25%, 08/11/2025(c)		585	547,396
Aviation Capital Group LLC 1.95%, 01/30/2026(c)		751	625,080
1.95%, 09/20/2026(c)		346	278,374

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.50%, 11/01/2027(c)	U.S.$	211	$171,902
4.125%, 08/01/2025(c)		7	6,351
4.375%, 01/30/2024(c)		194	187,072
4.875%, 10/01/2025(c)		246	225,661
5.50%, 12/15/2024(c)		550	528,182
CDBL Funding 1 3.50%, 10/24/2027(c)		940	846,921
Synchrony Financial 2.875%, 10/28/2031		791	559,269
3.95%, 12/01/2027		429	369,253
4.50%, 07/23/2025		244	231,144
4.875%, 06/13/2025		414	397,746

			6,411,474

Insurance – 0.1%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)		183	139,234
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(c)		1,000	871,510
Voya Financial, Inc. 5.65%, 05/15/2053		335	323,851

			1,334,595

REITs – 0.2%
American Tower Corp. 3.65%, 03/15/2027		635	574,662
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		1,373	1,017,599
Vornado Realty LP 3.40%, 06/01/2031		718	530,186

			2,122,447

			49,402,336

Utility – 0.2%
Electric – 0.2%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		358	281,433
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(c)		661	458,693
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		1,183	855,569
Engie Energia Chile SA 3.40%, 01/28/2030(c)		751	548,230

			2,143,925

Total Corporates - Investment Grade (cost $122,557,459)			104,560,275

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 4.8%
Autos - Fixed Rate – 2.9%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(c)	U.S.$	1,389	$1,383,072
American Credit Acceptance Receivables Trust Series 2022-3, Class A 4.12%, 02/13/2026(c)		1,294	1,282,958
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class D 4.56%, 03/20/2024(c)		2,039	2,028,101
Series 2018-1A, Class A 3.70%, 09/20/2024(c)		1,760	1,733,453
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		1,425	1,395,028
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		777	750,404
Series 2021-N4, Class D 2.30%, 09/11/2028		916	822,321
Series 2021-P4, Class D 2.61%, 09/11/2028		1,206	975,643
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(c)		1,080	978,584
Series 2022-A, Class C 2.17%, 04/16/2029(c)		1,765	1,631,648
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(c)		478	451,776
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(c)		1,000	857,867
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(c)		1,660	1,453,353
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(c)		910	874,666
Series 2022-1A, Class A 5.21%, 06/15/2027(c)		2,063	2,025,340
Octane Receivables Trust Series 2021-2A, Class B 2.02%, 09/20/2028(c)		1,508	1,343,996
Prestige Auto Receivables Trust Series 2022-1A, Class A2 5.90%, 07/15/2025(c)		1,459	1,456,754

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(c)	U.S.$	2,298	$2,232,310
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(c)		2,240	2,163,044
Series 2022-B, Class B 5.721%, 08/16/2032(c)		2,286	2,274,283
Santander Bank NA – SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(c)		793	759,991
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(c)		1,948	1,933,881

			30,808,473

Other ABS - Fixed Rate – 1.5%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(c)		1,457	1,183,909
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)		270	261,979
Series 2021-Z2, Class A 1.17%, 11/16/2026(c)		439	422,194
Series 2022-X1, Class A 1.75%, 02/15/2027(c)		1,372	1,331,032
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(c)		936	923,400
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(c)		482	448,385
BHG Securitization Trust Series 2022-A, Class D 3.56%, 02/20/2035(c)		1,350	1,079,151
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(c)		459	381,477
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(c)		603	509,121
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(c)		342	340,841

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(c)	U.S.$	197	$178,377
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(c)		2,152	1,804,246
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)		769	616,948
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(c)		502	421,497
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(c)		498	448,817
Series 2020-1A, Class A2 3.981%, 12/20/2050(c)		329	275,667
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(c)		954	846,439
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(c)		1,653	1,317,585
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(c)		518	423,328
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(c)		758	577,223
Series 2021-DA, Class B 2.90%, 04/20/2062(c)		793	615,437
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(c)		968	964,807
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(c)		1	1,240
Series 2021-3, Class B 1.66%, 07/20/2031(c)		1,090	1,008,932

			16,382,032

Credit Cards - Fixed Rate – 0.4%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(c)		729	716,601
Series 2022-1, Class A 4.63%, 07/15/2025(c)		2,894	2,787,659

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(c)	U.S.$	352	$337,902

			3,842,162

Total Asset-Backed Securities (cost $55,194,381)			51,032,667

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.8%
Risk Share Floating Rate – 4.4%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 5.336% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		108	107,633
Series 2019-3A, Class M1B 5.186% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		138	137,406
Series 2019-3A, Class M1C 5.536% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)		480	474,362
Series 2020-3A, Class M1B 6.436% (LIBOR 1 Month + 2.85%), 10/25/2030(c)(e)		27	27,430
Series 2021-1A, Class M1C 5.947% (SOFR + 2.95%), 03/25/2031(c)(e)		728	704,352
Series 2021-2A, Class M1B 4.497% (SOFR + 1.50%), 06/25/2031(c)(e)		1,425	1,378,478
Series 2021-3A, Class A2 3.997% (SOFR + 1.00%), 09/25/2031(c)(e)		1,699	1,600,586
Series 2022-1, Class M1B 5.147% (SOFR + 2.15%), 01/26/2032(c)(e)		1,255	1,204,889
Series 2022-2, Class M1A 7.025% (SOFR + 4.00%), 09/27/2032(c)(e)		2,594	2,594,119
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 5.986% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)		52	52,038
Series 2019-R02, Class 1M2 5.886% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)		22	21,867

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-R03, Class 1M2 5.736% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)	U.S.$	12	$12,404
Series 2019-R06, Class 2M2 5.686% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)		13	13,397
Series 2019-R07, Class 1M2 5.686% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)		96	95,112
Series 2020-R01, Class 1M2 5.636% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)		388	381,613
Series 2020-R02, Class 2M2 5.586% (LIBOR 1 Month + 2.00%), 01/25/2040(c)(e)		202	197,885
Series 2021-R01, Class 1M2 4.547% (SOFR + 1.55%), 10/25/2041(c)(e)		1,447	1,353,768
Series 2021-R03, Class 1M2 4.647% (SOFR + 1.65%), 12/25/2041(c)(e)		864	786,267
Series 2022-R01, Class 1M2 4.897% (SOFR + 1.90%), 12/25/2041(c)(e)		2,899	2,631,555
Series 2022-R02, Class 2M1 4.197% (SOFR + 1.20%), 01/25/2042(c)(e)		1,915	1,860,234
Series 2022-R03, Class 1M2 6.497% (SOFR + 3.50%), 03/25/2042(c)(e)		2,283	2,171,537
Series 2022-R04, Class 1M2 6.097% (SOFR + 3.10%), 03/25/2042(c)(e)		573	536,658
Eagle Re Ltd. Series 2021-2, Class M1B 5.047% (SOFR + 2.05%), 04/25/2034(c)(e)		675	656,730
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-DNA4, Class M1B 6.347% (SOFR + 3.35%), 05/25/2042(c)(e)		2,051	1,933,399
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 8.386% (LIBOR 1 Month + 4.80%), 05/25/2028(e)		100	102,004

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-DNA4, Class M2 5.536% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)	U.S.$	75	$74,467
Series 2020-DNA1, Class M2 5.286% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)		191	187,640
Series 2020-DNA5, Class M2 5.797% (SOFR + 2.80%), 10/25/2050(c)(e)		402	401,508
Series 2021-DNA5, Class M2 4.647% (SOFR + 1.65%), 01/25/2034(c)(e)		498	484,930
Series 2021-DNA6, Class M2 4.497% (SOFR + 1.50%), 10/25/2041(c)(e)		2,561	2,350,743
Series 2021-DNA7, Class M2 4.797% (SOFR + 1.80%), 11/25/2041(c)(e)		2,635	2,416,421
Series 2021-HQA3, Class M1 3.847% (SOFR + 0.85%), 09/25/2041(c)(e)		1,119	1,057,844
Series 2021-HQA4, Class M2 5.347% (SOFR + 2.35%), 12/25/2041(c)(e)		1,765	1,484,282
Series 2022-DNA1, Class M1B 4.847% (SOFR + 1.85%), 01/25/2042(c)(e)		1,542	1,384,119
Series 2022-DNA2, Class M1B 5.397% (SOFR + 2.40%), 02/25/2042(c)(e)		2,468	2,270,452
Series 2022-DNA3, Class M1B 5.897% (SOFR + 2.90%), 04/25/2042(c)(e)		1,069	991,083
Series 2022-DNA5, Class M1B 7.497% (SOFR + 4.50%), 06/25/2042(c)(e)		3,681	3,666,835
Series 2022-DNA6, Class M1A 5.147% (SOFR + 2.15%), 09/25/2042(c)(e)		1,165	1,156,812
Series 2022-DNA7, Class M1A 5.497% (SOFR + 2.50%), 03/25/2052(c)(e)		3,188	3,158,755
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 8.486% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		117	120,223

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 7.586% (LIBOR 1 Month + 4.00%), 05/25/2025(e)	U.S.$	105	$105,838
Series 2015-C03, Class 1M2 8.586% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		100	101,170
Series 2015-C04, Class 1M2 9.286% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		395	415,847
Series 2021-R02, Class 2M2 4.997% (SOFR + 2.00%), 11/25/2041(c)(e)		1,221	1,081,164
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 6.346% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		519	494,412
Series 2020-1R, Class A 5.946% (LIBOR 1 Month + 2.35%), 02/27/2023(e)(f)		172	161,866
Radnor Re Ltd. Series 2019-1, Class M1B 5.536% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		586	573,492
Series 2019-2, Class M1B 5.336% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		127	126,625
Series 2020-1, Class M1A 4.536% (LIBOR 1 Month + 0.95%), 01/25/2030(c)(e)		148	147,566
Traingle Re Ltd. Series 2021-3, Class M1A 4.897% (SOFR + 1.90%), 02/25/2034(c)(e)		987	981,630

			46,431,447

Agency Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 3.188% (6.60% – LIBOR 1 Month), 11/15/2041(e)(g)		1,925	157,777
Series 4693, Class SL 2.738% (6.15% – LIBOR 1 Month), 06/15/2047(e)(g)		1,179	115,440
Series 4954, Class SL 2.464% (6.05% – LIBOR 1 Month), 02/25/2050(e)(g)		1,469	138,838

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4981, Class HS 2.514% (6.10% – LIBOR 1 Month), 06/25/2050(e)(g)	U.S.$	2,932	$273,888
Federal National Mortgage Association REMICs Series 2011-131, Class ST 2.954% (6.54% – LIBOR 1 Month), 12/25/2041(e)(g)		593	73,313
Series 2014-17, Class SA 2.464% (6.05% – LIBOR 1 Month), 04/25/2044(e)(g)		1,558	155,570
Series 2014-78, Class SE 2.514% (6.10% – LIBOR 1 Month), 12/25/2044(e)(g)		866	76,155
Series 2016-77, Class DS 2.414% (6.00% – LIBOR 1 Month), 10/25/2046(e)(g)		915	81,663
Series 2017-62, Class AS 2.564% (6.15% – LIBOR 1 Month), 08/25/2047(e)(g)		1,004	102,292
Series 2017-81, Class SA 2.614% (6.20% – LIBOR 1 Month), 10/25/2047(e)(g)		1,251	140,684
Series 2017-97, Class LS 2.614% (6.20% – LIBOR 1 Month), 12/25/2047(e)(g)		1,441	144,958
Government National Mortgage Association Series 2017-122, Class SA 2.711% (6.20% – LIBOR 1 Month), 08/20/2047(e) (g)		760	79,462
Series 2017-134, Class MS 2.711% (6.20% – LIBOR 1 Month), 09/20/2047(e)(g)		863	91,265

			1,631,305

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(h)		2,051	391,721
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(h)		4,424	841,028

			1,232,749

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.1%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(f)	U.S.$	1,070	$972,946

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.686% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)		143	130,954

Total Collateralized Mortgage Obligations (cost $52,893,858)			50,399,401

COLLATERALIZED LOAN OBLIGATIONS – 2.4%
CLO - Floating Rate – 2.4%
AGL CLO 10 Ltd. Series 2021-10A, Class A 5.209% (LIBOR 3 Month + 1.13%), 04/15/2034(c)(e)		250	239,382
AGL CLO 12 Ltd. Series 2021-12A, Class D 7.093% (LIBOR 3 Month + 2.85%), 07/20/2034(c)(e)		948	793,373
AGL CLO 16 Ltd. Series 2021-16A, Class A 5.373% (LIBOR 3 Month + 1.13%), 01/20/2035(c)(e)		4,408	4,198,078
Series 2021-16A, Class D 7.343% (LIBOR 3 Month + 3.10%), 01/20/2035(c)(e)		650	548,082
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 7.393% (LIBOR 3 Month + 3.15%), 01/20/2032(c)(e)		415	361,585
Series 2021-1A, Class A 5.443% (LIBOR 3 Month + 1.20%), 07/20/2034(c)(e)		1,111	1,065,485
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 7.179% (LIBOR 3 Month + 3.10%), 04/15/2034(c)(e)		1,000	850,847
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 7.143% (LIBOR 3 Month + 2.90%), 07/20/2034(c)(e)		660	552,698

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Crown Point CLO 11 Ltd. Series 2021-11A, Class D 7.679% (LIBOR 3 Month + 3.60%), 01/17/2034(c)(e)	U.S.$	400	$356,162
Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.029% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		880	810,908
Series 2020-78A, Class D 7.079% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		460	399,729
Dryden 98 CLO Ltd. Series 2022-98A, Class D 7.063% (SOFR + 3.10%), 04/20/2035(c)(e)		500	434,768
Elevation CLO Ltd. Series 2020-11A, Class C 6.279% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		780	695,522
Elmwood CLO IX Ltd. Series 2021-2A, Class D 7.193% (LIBOR 3 Month + 2.95%), 07/20/2034(c)(e)		1,065	913,012
Flatiron CLO 21 Ltd. Series 2021-1A, Class D 7.127% (LIBOR 3 Month + 2.90%), 07/19/2034(c)(e)		1,120	1,000,380
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 5.313% (LIBOR 3 Month + 1.07%), 04/20/2034(c)(e)		1,077	1,027,569
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 5.478% (LIBOR 3 Month + 1.12%), 07/25/2034(c)(e)		2,348	2,255,447
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 6.879% (LIBOR 3 Month + 2.80%), 07/16/2035(c)(e)		1,295	1,097,655
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 5.209% (LIBOR 3 Month + 1.13%), 07/17/2035(c)(e)		1,354	1,300,859

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 5.179% (LIBOR 3 Month + 1.10%), 07/16/2035(c)(e)	U.S.$	903	$864,545
New Mountain CLO 3 Ltd. Series CLO-3A, Class A 5.423% (LIBOR 3 Month + 1.18%), 10/20/2034(c)(e)		500	477,090
OCP CLO Ltd. Series 2020-18A, Class AR 5.333% (LIBOR 3 Month + 1.09%), 07/20/2032(c)(e)		1,424	1,376,159
Pikes Peak CLO 8 Series 2021-8A, Class A 5.413% (LIBOR 3 Month + 1.17%), 07/20/2034(c)(e)		1,450	1,391,010
Rad CLO 7 Ltd. Series 2020-7A, Class C 6.079% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		400	370,822
Rad CLO 14 Ltd Series 2021-14A, Class A 5.249% (LIBOR 3 Month + 1.17%), 01/15/2035(c)(e)		291	277,556
Regatta XX Funding Ltd. Series 2021-2A, Class D 7.179% (LIBOR 3 Month + 3.10%), 10/15/2034(c)(e)		1,425	1,253,292
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 7.343% (LIBOR 3 Month + 3.10%), 01/20/2035(c)(e)		500	417,955
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 5.483% (LIBOR 3 Month + 1.24%), 01/20/2034(c)(e)		381	367,085
Voya CLO Ltd. Series 2019-1A, Class DR 6.929% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	290,675

Total Collateralized Loan Obligations (cost $28,169,501)			25,987,730

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 2.3%
Agency Fixed Rate 30-Year – 2.3%
Federal National Mortgage Association Series 2022 2.50%, 03/01/2052	U.S.$	3,828	$3,146,066
3.00%, 02/01/2052		6,700	5,719,351
Uniform Mortgage-Backed Security Series 2022 2.50%, 11/01/2052, TBA		7,341	6,009,874
3.00%, 11/01/2052, TBA		11,228	9,532,166

Total Mortgage Pass-Throughs (cost $26,330,521)			24,407,457

CORPORATES - NON-INVESTMENT GRADE – 1.7%
Industrial – 1.3%
Basic – 0.0%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(c)	EUR	506	417,545

Capital Goods – 0.1%
TK Elevator Midco GmbH 4.375%, 07/15/2027(c)		401	335,347
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	512	504,883

			840,230

Communications - Media – 0.4%
Altice Financing SA 3.00%, 01/15/2028(c)	EUR	642	484,578
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(c)	U.S.$	104	84,523
4.50%, 06/01/2033(c)		368	280,302
4.75%, 02/01/2032(c)		2,261	1,812,576
DISH DBS Corp. 5.75%, 12/01/2028(c)		1,067	861,165
VZ Vendor Financing II BV 2.875%, 01/15/2029(c)	EUR	561	408,793

			3,931,937

Communications - Telecommunications – 0.1%
Altice France SA/France 3.375%, 01/15/2028(c)		307	232,854
Lorca Telecom Bondco SA 4.00%, 09/18/2027(c)		642	558,436

			791,290

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(c)	EUR	642	$600,615
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)		191	175,852
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	1,172	1,073,833
ZF Finance GmbH 3.75%, 09/21/2028(c)	EUR	600	487,737

			2,338,037

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 4.00%, 08/01/2028(c)	U.S.$	1,235	996,485
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(c)		1,118	1,114,456
11.50%, 06/01/2025(c)		422	454,329

			2,565,270

Consumer Non-Cyclical – 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(c)		664	549,373
IQVIA, Inc. 2.25%, 03/15/2029(c)	EUR	550	440,472
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(c)		550	458,262

			1,448,107

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(c)		642	511,397

Technology – 0.1%
Playtech PLC 4.25%, 03/07/2026(c)		550	504,278

Transportation - Airlines – 0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(c)		400	348,054

			13,696,145

Financial Institutions – 0.3%
Banking – 0.3%
Credit Suisse Group AG 5.25%, 02/11/2027(c)(d)	U.S.$	713	506,230
6.375%, 08/21/2026(c)(d)		320	239,859

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.50%, 07/17/2023(c)(d)	U.S.$	694	$614,981
7.50%, 12/11/2023(c)(d)		257	233,919
Discover Financial Services Series D 6.125%, 06/23/2025(d)		1,667	1,615,490

			3,210,479

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(d)		751	667,421

Total Corporates - Non-Investment Grade (cost $21,264,856)			17,574,045

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Floating Rate CMBS – 1.1%
AREIT Trust Series 2022-CRE6, Class A 4.144% (SOFR + 1.25%), 01/16/2037(c)(e)		3,807	3,635,014
Ashford Hospitality Trust Series 2018-KEYS, Class A 4.413% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)		659	627,883
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 4.413% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		1,755	1,597,765
BBCMS Mortgage Trust Series 2020-BID, Class A 5.552% (LIBOR 1 Month + 2.14%), 10/15/2037(c)(e)		1,383	1,354,074
BFLD Trust Series 2021-FPM, Class A 5.013% (LIBOR 1 Month + 1.60%), 06/15/2038(c)(e)		2,276	2,185,674
BX Commercial Mortgage Trust Series 2019-IMC, Class D 5.312% (LIBOR 1 Month + 1.90%), 04/15/2034(c)(e)		185	172,823
Series 2019-IMC, Class E 5.562% (LIBOR 1 Month + 2.15%), 04/15/2034(c)(e)		895	830,707

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLNY Trust Series 2019-IKPR, Class D 5.437% (LIBOR 1 Month + 2.02%), 11/15/2038(c)(e)	U.S.$	1,000	$912,362
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk Series 2021-MN1, Class M1 4.997% (SOFR + 2.00%), 01/25/2051(c)(e)		116	107,800
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.912% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)		461	452,759

			11,876,861

Non-Agency Fixed Rate CMBS – 0.5%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(c)		520	438,489
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		915	901,284
Series 2013-GC11, Class D 4.407%, 04/10/2046(c)		191	182,153
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(c)		27	26,489
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.155%, 08/10/2044(c)		19	7,923
Series 2014-GC18, Class D 5.057%, 01/10/2047(c)		157	64,081
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(f)(i)		573	531,342
Series 2021-1, Class A2 2.435%, 08/15/2026(f)(i)		1,421	1,339,427
Series 2021-1, Class AS 2.638%, 08/15/2026(f)(i)		40	36,896
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		314	291,530
Series 2014-C22, Class XA 0.802%, 09/15/2047(h)		17,774	188,162

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039	U.S.$	78	$34,104
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.044%, 10/15/2048(h)		9,541	199,566
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.339%, 12/15/2059		330	281,781
Series 2016-NXS6, Class C 4.385%, 11/15/2049		525	459,186

			4,982,413

Total Commercial Mortgage-Backed Securities (cost $17,984,451)			16,859,274

EMERGING MARKETS - CORPORATE BONDS – 0.3%
Industrial – 0.3%
Basic – 0.1%
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(c)		379	316,181
Volcan Cia Minera SAA 4.375%, 02/11/2026(c)		125	104,062

			420,243

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		590	538,117
6.95%, 01/17/2028(c)		384	361,469
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(c)		270	676

			900,262

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		427	330,447

Consumer Cyclical - Other – 0.0%
Wynn Macau Ltd. 5.625%, 08/26/2028(c)		483	284,970

Consumer Non-Cyclical – 0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(c)		592	491,908
Natura Cosmeticos SA 4.125%, 05/03/2028(c)		583	452,116

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(f)(i)(j)(k)(l)	U.S.$	655	$66

			944,090

			2,880,012

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(f)		89	81,910

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(c)(m)		247	5,168

Total Emerging Markets - Corporate Bonds (cost $4,483,507)			2,967,090

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.2%
United States – 0.2%
City of New York NY Series 2021-D 1.923%, 08/01/2031		775	583,082
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		660	643,731
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		405	372,327
University of California Series 2021-B 3.071%, 05/15/2051		1,465	886,044

Total Local Governments - US Municipal Bonds (cost $3,295,748)			2,485,184

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Mexico – 0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(c)		1,089	800,960
4.688%, 05/15/2029(c)		1,016	856,170

Total Quasi-Sovereigns (cost $2,104,812)			1,657,130

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt. Logan Re Ltd. (Preference Shares)(i)(j)(l)		1,428	$1,245,015
Mt. Logan Re Ltd. (Special Investment)(i)(j)(l)		226	189,472

Total Common Stocks (cost $1,427,910)			1,434,487

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 0.1%
Dominican Republic – 0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(c)	U.S.$	1,213	930,447

Egypt – 0.0%
Egypt Government International Bond 5.875%, 02/16/2031(c)		699	424,992

Total Emerging Markets - Sovereigns (cost $1,889,811)			1,355,439

GOVERNMENTS - SOVEREIGN BONDS – 0.0%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $247,274)		248	170,081

		Shares
SHORT-TERM INVESTMENTS – 4.1%
Investment Companies – 4.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(n)(o)(p) (cost $43,763,545)		43,763,545	43,763,545

Total Investments – 105.6% (cost $1,254,623,794)			1,118,026,167
Other assets less liabilities – (5.6)%			(59,519,797)

Net Assets – 100.0%			$1,058,506,370

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	68	December 2022	$7,886,937	$(43,076)
U.S. T-Note 5 Yr (CBT) Futures	906	December 2022	96,573,937	(2,263,327)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	37	December 2022	37,018,662	(17,038)
U.S. T-Note 2 Yr (CBT) Futures	163	December 2022	33,314,398	203,244
U.S. Ultra Bond (CBT) Futures	80	December 2022	10,212,500	1,799,885

				$(320,312)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR	1,281	USD	1,272	12/08/2022	$2,325
Bank of America, NA	JPY	104,935	USD	740	12/02/2022	32,056
Bank of America, NA	EUR	5,027	USD	4,865	12/08/2022	(116,410)
Morgan Stanley Capital Services, Inc.	EUR	1,321	USD	1,284	11/09/2022	(22,765)

						$(104,794)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	(5.00)%	Quarterly	5.19%	USD	10,100	$17,764	$248,790	$(231,026)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	64,600	02/26/2025	1.589%	CPI#	Maturity	$8,476,342	$	– 0	–	$8,476,342
USD	61,010	05/13/2027	3.263%	CPI#	Maturity	237,382		– 0	–	237,382
USD	38,550	02/28/2025	1.527%	CPI#	Maturity	5,171,912		– 0	–	5,171,912
USD	29,760	07/08/2027	2.770%	CPI#	Maturity	555,046		– 0	–	555,046
USD	29,760	07/08/2027	2.778%	CPI#	Maturity	544,733		– 0	–	544,733
USD	9,000	07/15/2023	1.902%	CPI#	Maturity	912,717		– 0	–	912,717
USD	3,000	01/15/2024	1.599%	CPI#	Maturity	376,988		– 0	–	376,988

						$16,275,120	$	– 0	–	$16,275,120

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	1,160	06/09/2025	2.488%	3 Month LIBOR	Semi-Annual/ Quarterly	$56,424	$	– 0	–	$56,424
USD	2,106	08/04/2025	2.293%	3 Month LIBOR	Semi-Annual/ Quarterly	131,786		– 0	–	131,786
USD	5,400	10/04/2026	1.487%	3 Month LIBOR	Semi-Annual/ Quarterly	576,403		– 0	–	576,403
USD	1,080	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	108,345		– 0	–	108,345
USD	1,080	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	107,597		– 0	–	107,597
USD	7,030	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	550,178		– 0	–	550,178
USD	20,920	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	3,340,297		– 0	–	3,340,297
USD	715	07/12/2027	2.355%	3 Month LIBOR	Semi-Annual/ Quarterly	56,423		– 0	–	56,423
USD	5,395	06/04/2029	2.150%	3 Month LIBOR	Semi-Annual/ Quarterly	619,767		– 0	–	619,767
USD	3,170	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	500,714		– 0	–	500,714
USD	40,300	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/ Quarterly	7,240,891		– 0	–	7,240,891
USD	1,490	11/10/2035	2.631%	3 Month LIBOR	Semi-Annual/ Quarterly	217,637		– 0	–	217,637

						$13,506,462	$	– 0	–	$13,506,462

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	6	$(1,427)	$(948)	$(479)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6	(1,427)	(758)	(669)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(2,060)	(864)	(1,196)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(4,279)	(2,630)	(1,649)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(4,279)	(2,396)	(1,883)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(3,963)	(1,971)	(1,992)

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	26	$(5,865)	$(3,069)	$(2,796)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,816)	(3,684)	(3,132)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	30	(6,815)	(3,566)	(3,249)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(9,510)	(4,976)	(4,534)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(9,510)	(4,490)	(5,020)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	64	(14,582)	(7,443)	(7,139)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	61	(13,789)	(6,511)	(7,278)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	85	(19,178)	(8,681)	(10,497)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(792)	(408)	(384)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	85	(19,336)	(9,720)	(9,616)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	97	(22,031)	(11,273)	(10,758)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	91	(20,604)	(6,891)	(13,713)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	158	(35,819)	(21,916)	(13,903)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	97	(21,872)	(6,237)	(15,635)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	118	(26,786)	(9,149)	(17,637)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,755)	(2,299)	(2,456)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	91	(20,604)	(10,708)	(9,896)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	105	(23,775)	(12,356)	(11,419)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	152	(34,393)	(16,225)	(18,168)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	153	(34,552)	(16,294)	(18,258)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	305	(69,104)	(20,447)	(48,657)

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	463	$(104,923)	$(30,328)	$(74,595)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	500	(113,165)	(26,790)	(86,375)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,377)	(1,489)	(888)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,378)	(879)	(1,499)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(4,279)	(2,263)	(2,016)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,755)	(1,937)	(2,818)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,755)	(1,790)	(2,965)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	41	(9,352)	(4,164)	(5,188)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	116	(26,310)	(11,561)	(14,749)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	125	(28,212)	(10,054)	(18,158)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	260	(58,801)	(39,637)	(19,164)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	225	(51,035)	(28,646)	(22,389)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	362	(81,942)	(56,031)	(25,911)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	419	(94,780)	(60,089)	(34,691)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	700	(158,494)	(86,540)	(71,954)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	910	(206,043)	(100,374)	(105,669)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(4,438)	(1,786)	(2,652)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,755)	(1,914)	(2,841)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	83	(18,702)	(9,843)	(8,859)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	85	(19,336)	(7,759)	(11,577)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	169	(38,197)	(19,490)	(18,707)

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	484	$(109,520)	$(55,394)	$(54,126)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	770	(174,343)	(106,265)	(68,078)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	134	(30,272)	(8,804)	(21,468)

						$(1,789,087)	$(869,737)	$(919,350)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD 23,800	07/15/2023	1.848%	CPI#	Maturity	$2,480,597	$	– 0	–	$2,480,597

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	03/06/2042	2.804%	3 Month LIBOR	Semi-Annual/ Quarterly	$99,561	$	– 0	–	$99,561

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2022
HSBC Securities (USA), Inc.†	3.10%	—	$6,508,280
HSBC Securities (USA), Inc.†	3.10%	—	8,699,210
HSBC Securities (USA), Inc.†	3.10%	—	39,021,652

			$54,229,142

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2022.

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Inflation-Linked Securities	$54,229,142	$	– 0	–	$	– 0	–	$	– 0	–	$54,229,142

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $193,667,782 or 18.3% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.30% of net assets as of October 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$558,713	$531,342	0.05%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,457,044	1,339,427	0.13%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	40,849	36,896	0.00%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,139,410	972,946	0.09%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.946%, 02/27/2023	11/02/2000	171,746	161,866	0.02%
Terraform Global Operating LP 6.125%, 03/01/2026	08/02/2018	89,000	81,910	0.01%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	363,153	66	0.00%

(g)	Inverse interest only security.

(h)	IO – Interest Only.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Fair valued by the Adviser.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2022.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations: EUR – Euro JPY – Japanese Yen USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 49

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,210,860,249)	$1,074,262,622
Affiliated issuers (cost $43,763,545)	43,763,545
Cash	253,331
Cash collateral due from broker	11,510,992
Foreign currencies, at value (cost $7,820)	7,819
Receivable for investment securities sold	19,714,026
Unaffiliated interest and dividends receivable	2,855,220
Unrealized appreciation on inflation swaps	2,480,597
Receivable for capital stock sold	1,684,631
Receivable for variation margin on centrally cleared swaps	463,580
Unrealized appreciation on interest rate swaps	99,561
Unrealized appreciation on forward currency exchange contracts	34,381
Affiliated dividends receivable	22,673

Total assets	1,157,152,978

Liabilities
Payable for reverse repurchase agreements	54,229,142
Payable for investment securities purchased and foreign currency transactions	34,772,165
Payable for capital stock redeemed	4,431,811
Cash collateral due to broker	2,500,000
Market value on credit default swaps (net premiums received $869,737)	1,789,087
Advisory fee payable	219,320
Unrealized depreciation on forward currency exchange contracts	139,175
Payable for variation margin on futures	90,373
Distribution fee payable	58,837
Administrative fee payable	35,416
Transfer Agent fee payable	19,734
Foreign capital gains tax payable	14,365
Directors’ fees payable	2,744
Accrued expenses	344,439

Total liabilities	98,646,608

Net Assets	$1,058,506,370

Composition of Net Assets
Capital stock, at par	$103,895
Additional paid-in capital	1,192,347,039
Accumulated loss	(133,944,564)

Net Assets	$1,058,506,370

See notes to financial statements.

50 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$63,936,079	6,215,841	$10.29	*

C	$15,480,152	1,554,720	$9.96

Advisor	$506,033,055	49,128,779	$10.30

R	$2,633,061	255,182	$10.32

K	$4,373,155	425,426	$10.28

I	$6,413,931	630,695	$10.17

1	$390,054,599	38,769,511	$10.06

2	$59,262,211	5,893,109	$10.06

Z	$10,320,127	1,022,031	$10.10

*	The maximum offering price per share for Class A shares was $10.53 which reflects a sales charge of 2.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest	$76,132,876
Dividends—Affiliated issuers	135,729	$76,268,605

Expenses
Advisory fee (see Note B)	5,874,855
Distribution fee—Class A	170,972
Distribution fee—Class C	169,338
Distribution fee—Class R	12,197
Distribution fee—Class K	13,633
Distribution fee—Class 1	409,527
Transfer agency—Class A	80,975
Transfer agency—Class C	19,804
Transfer agency—Advisor Class	666,576
Transfer agency—Class R	6,343
Transfer agency—Class K	10,907
Transfer agency—Class I	7,876
Transfer agency—Class 1	59,752
Transfer agency—Class 2	10,055
Transfer agency—Class Z	4,784
Registration fees	274,202
Custody and accounting	178,097
Audit and tax	131,376
Printing	111,968
Administrative	98,498
Legal	47,436
Directors’ fees	32,646
Miscellaneous	36,737

Total expenses before interest expense	8,428,554
Interest expense	1,025,697

Total expenses	9,454,251
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,793,015)

Net expenses		7,661,236

Net investment income		68,607,369

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(28,319,072)
Forward currency exchange contracts	1,506,571
Futures	(6,264,885)
Swaps	622,285
Foreign currency transactions	2,351,939
Net change in unrealized appreciation (depreciation) of:
Investments(b)	(173,348,817)
Forward currency exchange contracts	1,520,465
Futures	(1,023,220)
Swaps	25,703,989
Foreign currency denominated assets and liabilities	(85,855)

Net loss on investment and foreign currency transactions	(177,336,600)

Net Decrease in Net Assets from Operations	$(108,729,231)

(a)	Net of foreign realized capital gains taxes of $9,520.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $2,200.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 53

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$68,607,369	$33,270,082
Net realized gain (loss) on investment and foreign currency transactions	(30,103,162)	14,110,803
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(147,233,438)	4,188,413

Net increase (decrease) in net assets from operations	(108,729,231)	51,569,298
Distributions to Shareholders
Class A	(4,072,663)	(1,439,317)
Class C	(935,082)	(255,420)
Advisor Class	(35,350,604)	(11,236,851)
Class R	(134,438)	(74,773)
Class K	(306,142)	(278,001)
Class I	(438,474)	(241,543)
Class 1	(25,583,456)	(14,464,863)
Class 2	(4,260,551)	(2,649,431)
Class Z	(1,252,299)	(756,905)
Capital Stock Transactions
Net increase	215,890,499	430,919,982

Total increase	34,827,559	451,092,176
Net Assets
Beginning of period	1,023,678,811	572,586,635

End of period	$1,058,506,370	$1,023,678,811

See notes to financial statements.

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STATEMENT OF CASH FLOWS

For the year ended October 31, 2022

Cash flows from operating activities
Net decrease in net assets from operations		$(108,729,231)
Reconciliation of net decrease in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(1,109,250,749)
Purchases of short-term investments	(769,496,233)
Proceeds from disposition of long-term investments	1,051,157,312
Proceeds from disposition of short-term investments	772,061,841
Net realized loss on investment transactions and foreign currency transactions	30,103,162
Net realized gain on forward currency exchange contracts	1,506,571
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	147,233,438
Net accretion of bond discount and amortization of bond premium	17,130,103
Inflation index adjustment	(76,379,884)
Increase in receivable for investments sold	(19,541,021)
Increase in interest receivable	(93,923)
Increase in affiliated dividends receivable	(22,303)
Decrease in cash collateral due from broker	107,479
Decrease in payable for investments purchased	(11,249,797)
Increase in cash collateral due to broker	272,000
Decrease in advisory fee payable	(44,445)
Increase in administrative fee payable	286
Decrease in Foreign capital gains tax payable	(11,720)
Increase in Transfer Agent fee payable	9,296
Increase in distribution fee payable	4,202
Increase in Directors’ fee payable	363
Decrease in accrued expenses	(18,033)
Proceeds on swaps, net	1,263,102
Proceeds for exchange-traded derivatives settlements, net	15,241,879

Total adjustments		49,982,926

Net cash provided by (used in) operating activities		(58,746,305)

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Subscriptions of capital stock, net	$179,734,845
Cash dividends paid (net of dividend reinvestments)†	(16,945,069)
Repayment of reverse repurchase agreements	(107,652,543)

Net cash provided by (used in) financing activities		$55,137,233
Effect of exchange rate on cash		2,266,084

Net decrease in cash		(1,342,988)
Cash at beginning of year		1,604,138

Cash at end of year		$261,150

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$55,388,640
Interest expense paid during the year	$900,520

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may have been subject to a 1%, 1-year contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other

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NOTES TO FINANCIAL STATEMENTS (continued)

derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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NOTES TO FINANCIAL STATEMENTS (continued)

valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$773,372,362		$	– 0	–	$773,372,362
Corporates—Investment Grade		– 0	–	104,560,275			– 0	–	104,560,275
Asset-Backed Securities		– 0	–	51,032,667			– 0	–	51,032,667
Collateralized Mortgage Obligations		– 0	–	50,399,401			– 0	–	50,399,401
Collateralized Loan Obligations		– 0	–	25,987,730			– 0	–	25,987,730
Mortgage Pass-Throughs		– 0	–	24,407,457			– 0	–	24,407,457
Corporates—Non-Investment Grade		– 0	–	17,574,045			– 0	–	17,574,045
Commercial Mortgage-Backed Securities		– 0	–	14,951,609			1,907,665		16,859,274
Emerging Markets—Corporate Bonds		– 0	–	2,967,024			66		2,967,090
Local Governments—US Municipal Bonds		– 0	–	2,485,184			– 0	–	2,485,184
Quasi-Sovereigns		– 0	–	1,657,130			– 0	–	1,657,130
Common Stocks		– 0	–	– 0	–		1,434,487		1,434,487
Emerging Markets—Sovereigns		– 0	–	1,355,439			– 0	–	1,355,439
Governments—Sovereign Bonds		– 0	–	170,081			– 0	–	170,081
Short-Term Investments		43,763,545		– 0	–		– 0	–	43,763,545

Total Investments in Securities		43,763,545		1,070,920,404			3,342,218		1,118,026,167
Other Financial Instruments(a):
Assets:
Futures		2,003,129		– 0	–		– 0	–	2,003,129	(b)
Forward Currency Exchange Contracts		– 0	–	34,381			– 0	–	34,381
Centrally Cleared Credit Default Swaps		– 0	–	17,764			– 0	–	17,764	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	16,275,120			– 0	–	16,275,120	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	13,506,462			– 0	–	13,506,462	(b)
Inflation (CPI) Swaps		– 0	–	2,480,597			– 0	–	2,480,597
Interest Rate Swaps		– 0	–	99,561			– 0	–	99,561

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures	$(2,323,441)		$	– 0	–	$	– 0	–	$(2,323,441	)(b)
Forward Currency Exchange Contracts	– 0	–		(139,175)			– 0	–	(139,175)
Credit Default Swaps	– 0	–		(1,789,087)			– 0	–	(1,789,087)
Reverse Repurchase Agreements	(54,229,142)			– 0	–		– 0	–	(54,229,142)

Total	$(10,785,909)			$1,101,406,027			$3,342,218		$1,093,962,336

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

abfunds.com	AB BOND INFLATION STRATEGY | 63

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, ..50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2023 and then may be extended for additional one-year terms. For the year ended October 31, 2022, such reimbursement amounted to $1,778,032.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $98,498.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $218,108 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $10,072 from the sale of Class A shares and received $2,712 and $5,934 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the

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NOTES TO FINANCIAL STATEMENTS (continued)

investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $14,983.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$47,433	$768,268	$771,937	$43,764	$136

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $302,226, $59,887, $59,686 and $1,583,343 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$175,508,517	$141,842,046
U.S. government securities	933,773,791	878,601,369

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,258,817,817

Gross unrealized appreciation	$34,862,159
Gross unrealized depreciation	(150,035,786)

Net unrealized depreciation	$(115,173,627)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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NOTES TO FINANCIAL STATEMENTS (continued)

known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions

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in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended October 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments

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previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,003,129	*	Receivable/Payable for variation margin on futures	$2,323,441	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	231,026	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	29,781,582	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	34,381		Unrealized depreciation on forward currency exchange contracts	139,175

Interest rate contracts	Unrealized appreciation on interest rate swaps	99,561

Interest rate contracts	Unrealized appreciation on inflation swaps	2,480,597

Credit contracts				Market value on credit default swaps	1,789,087

Total		$34,399,250			$4,482,729

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(6,264,885)	$(1,023,220)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,506,571	1,520,465

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(543,543)	23,950,373

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	1,165,828	1,753,616

Total		$(4,136,029)	$26,201,234

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Futures:
Average notional amount of buy contracts	$89,002,655
Average notional amount of sale contracts	$71,240,584
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$24,632,259	(a)
Average principal amount of sale contracts	$58,585,666
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$23,800,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$98,025,868
Centrally Cleared Inflation Swaps:
Average notional amount	$248,564,615
Credit Default Swaps:
Average notional amount of buy contracts	$13,160,200	(b)
Average notional amount of sale contracts	$10,811,415
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$121,620,951	(a)
Total Return Swaps:
Average notional amount	$20,860,000	(c)

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(a)	Positions were open for nine months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for less than one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$2,325	$ – 0	–	$	– 0	–	$	– 0	–	$2,325
Bank of America, NA	32,056	(32,056)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	2,480,597	(194,948)			(2,165,200)			– 0	–	120,449
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	99,561	(99,561)			– 0	–		– 0	–	– 0	–

Total	$2,614,539	$(326,565)			$(2,165,200)		$	– 0	–	$122,774	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$116,410	$(32,056)		$	– 0	–	$	– 0	–	$84,354
Citigroup Global Markets, Inc.	103,500	– 0	–		– 0	–		– 0	–	103,500
Credit Suisse International	147,240	– 0	–		(147,240)			– 0	–	– 0	–
Deutsche Bank AG	405,271	– 0	–		– 0	–		(405,271)		– 0	–
Goldman Sachs International	733,513	– 0	–		– 0	–		(733,513)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	194,948	(194,948)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	227,380	(99,561)			(90,500)			– 0	–	37,319

Total	$1,928,262	$(326,565)			$(237,740)			$(1,138,784)		$225,173	^

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*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market

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value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2022, the Fund earned drop income of $358,317 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2022, the average amount of reverse repurchase agreements outstanding was $127,260,457 and the daily weighted average interest rate was .81%. At October 31, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $54,229,142 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$54,229,142	$(54,012,968)	$216,174

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	3,408,664	2,978,479	$39,211,778	$35,571,322

Shares issued in reinvestment of dividends and distributions	255,057	90,410	2,866,214	1,077,553

Shares converted from Class C	26,159	37,706	297,352	448,061

Shares redeemed	(2,041,123)	(1,241,973)	(22,492,315)	(14,796,949)

Net increase	1,648,757	1,864,622	$19,883,029	$22,299,987

Class C
Shares sold	957,369	910,217	$10,835,221	$10,556,717

Shares issued in reinvestment of dividends and distributions	73,644	18,764	802,273	217,682

Shares converted to Class A	(26,969)	(38,802)	(297,352)	(448,061)

Shares redeemed	(560,082)	(119,284)	(6,068,964)	(1,373,884)

Net increase	443,962	770,895	$5,271,178	$8,952,454

Advisor Class
Shares sold	40,616,333	32,633,289	$468,051,394	$390,487,358

Shares issued in reinvestment of dividends and distributions	2,345,667	752,032	26,434,513	8,980,280

Shares redeemed	(33,515,631)	(5,427,376)	(375,042,679)	(64,729,262)

Net increase	9,446,369	27,957,945	$119,443,228	$334,738,376

Class R
Shares sold	141,704	75,262	$1,603,993	$896,690

Shares issued in reinvestment of dividends and distributions	11,932	6,268	134,438	74,772

Shares redeemed	(95,894)	(149,178)	(1,097,267)	(1,768,349)

Net increase (decrease)	57,742	(67,648)	$641,164	$(796,887)

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	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class K
Shares sold	112,908	275,029	$1,294,450	$3,257,866

Shares issued in reinvestment of dividends and distributions	27,068	23,367	306,141	278,000

Shares redeemed	(335,148)	(266,306)	(3,896,262)	(3,145,625)

Net increase (decrease)	(195,172)	32,090	$(2,295,671)	$390,241

Class I
Shares sold	423,106	196,613	$4,824,045	$2,313,809

Shares issued in reinvestment of dividends and distributions	39,405	20,510	438,474	241,543

Shares redeemed	(346,343)	(427,976)	(3,852,368)	(5,005,518)

Net increase (decrease)	116,168	(210,853)	$1,410,151	$(2,450,166)

Class 1
Shares sold	11,062,605	8,538,149	$125,319,297	$99,794,546

Shares issued in reinvestment of dividends and distributions	1,752,879	943,670	19,320,268	11,024,083

Shares redeemed	(6,204,606)	(4,846,477)	(68,561,063)	(56,534,866)

Net increase	6,610,878	4,635,342	$76,078,502	$54,283,763

Class 2
Shares sold	3,439,902	1,000,419	$39,531,686	$11,655,904

Share issued in reinvestment of dividends and distributions	347,497	214,040	3,835,645	2,498,675

Shares redeemed	(3,552,396)	(871,616)	(40,218,571)	(10,110,085)

Net increase	235,003	342,843	$3,148,760	$4,044,494

Class Z
Shares sold	660,539	1,223,975	$7,478,978	$14,312,713

Share issued in reinvestment of dividends and distributions	113,031	64,293	1,250,674	753,696

Shares redeemed	(1,528,362)	(479,527)	(16,419,494)	(5,608,689)

Net increase (decrease)	(754,792)	808,741	$(7,689,842)	$9,457,720

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NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

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Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling

80 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing

abfunds.com	AB BOND INFLATION STRATEGY | 81

NOTES TO FINANCIAL STATEMENTS (continued)

and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$68,537,505	$27,901,153
Net long-term capital gains	3,796,204	3,495,951

Total taxable distributions paid	$72,333,709	$31,397,104

82 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,129,746
Accumulated capital and other losses	(21,564,655	)(a)
Unrealized appreciation (depreciation)	(115,209,506	)(b)

Total accumulated earnings/(deficit)	$(133,644,415	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $21,564,655.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $9,889,007 and a net long-term capital loss carryforward of $11,665,648, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB BOND INFLATION STRATEGY | 83

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.97	$ 11.56	$ 10.95	$ 10.47	$ 10.83

Income From Investment Operations

Net investment income(a)(b)	.64	.51	.25	.21	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	.35	.59	.52	(.38)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.02)	.86	.84	.73	(.10)

Less: Dividends and Distributions

Dividends from net investment income	(.62)	(.45)	(.23)	(.24)	(.26)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.66)	(.45)	(.23)	(.25)	(.26)

Net asset value, end of period	$ 10.29	$ 11.97	$ 11.56	$ 10.95	$ 10.47

Total Return

Total investment return based on net asset value(d)	(8.93)%	7.63%	7.64%	7.00%	(.99)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$63,936	$54,687	$31,248	$38,422	$52,116

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.84%	.78%	.91%	1.25%	1.31%

Expenses, before waivers/reimbursements(e)	1.04%	1.00%	1.18%	1.51%	1.56%

Net investment income(b)	5.69%	4.29%	2.26%	1.93%	2.60%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

84 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.63	$ 11.25	$ 10.67	$ 10.24	$ 10.61

Income From Investment Operations

Net investment income(a)(b)	.54	.44	.18	.13	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)	.31	.56	.49	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.08)	.75	.74	.62	(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.55)	(.37)	(.16)	(.19)	(.19)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.59)	(.37)	(.16)	(.19)	(.19)

Net asset value, end of period	$ 9.96	$ 11.63	$ 11.25	$ 10.67	$ 10.24

Total Return

Total investment return based on net asset value(d)	(9.58)%	6.87%	6.92%	6.18%	(1.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,480	$12,915	$3,823	$2,607	$3,391

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.59%	1.53%	1.64%	1.99%	2.03%

Expenses, before waivers/reimbursements(e)	1.78%	1.75%	1.91%	2.26%	2.29%

Net investment income(b)	4.91%	3.79%	1.62%	1.28%	1.77%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

abfunds.com	AB BOND INFLATION STRATEGY | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.99	$ 11.57	$ 10.96	$ 10.49	$ 10.84

Income From Investment Operations

Net investment income(a)(b)	.67	.57	.27	.27	.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.33	.60	.48	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.00)	.90	.87	.75	(.07)

Less: Dividends and Distributions

Dividends from net investment income	(.65)	(.48)	(.26)	(.27)	(.28)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.69)	(.48)	(.26)	(.28)	(.28)

Net asset value, end of period	$ 10.30	$ 11.99	$ 11.57	$ 10.96	$ 10.49

Total Return

Total investment return based on net asset value(d)	(8.72)%	7.98%	7.93%	7.21%	(.68)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$506,033	$475,604	$135,677	$168,440	$150,011

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.59%	.53%	.66%	.97%	1.05%

Expenses, before waivers/reimbursements(e)	.78%	.74%	.92%	1.24%	1.31%

Net investment income(b)	5.95%	4.76%	2.44%	2.47%	2.80%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

86 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.00	$ 11.57	$ 10.93	$ 10.46	$ 10.82

Income From Investment Operations

Net investment income(a)(b)	.61	.45	.21	.20	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)	.38	.62	.49	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.06)	.83	.83	.69	(.13)

Less: Dividends and Distributions

Dividends from net investment income	(.58)	(.40)	(.19)	(.22)	(.23)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.62)	(.40)	(.19)	(.22)	(.23)

Net asset value, end of period	$ 10.32	$ 12.00	$ 11.57	$ 10.93	$ 10.46

Total Return

Total investment return based on net asset value(d)	(9.15)%	7.44%	7.61	%(f)	6.64%	(1.15)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,633	$2,369	$3,066	$6,992	$6,354

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.09%	1.04%	1.21%	1.47%	1.54%

Expenses, before waivers/reimbursements(e)	1.43%	1.40%	1.58%	1.83%	1.90%

Net investment income(b)	5.36%	3.74%	1.88%	1.88%	2.24%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

abfunds.com	AB BOND INFLATION STRATEGY | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.96	$ 11.54	$ 10.92	$ 10.45	$ 10.81

Income From Investment Operations

Net investment income(a)(b)	.61	.52	.27	.17	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)	.34	.58	.54	(.38)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.03)	.86	.85	.71	(.11)

Less: Dividends and Distributions

Dividends from net investment income	(.61)	(.44)	(.23)	(.23)	(.25)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.65)	(.44)	(.23)	(.24)	(.25)

Net asset value, end of period	$ 10.28	$ 11.96	$ 11.54	$ 10.92	$ 10.45

Total Return

Total investment return based on net asset value(d)	(8.94)%	7.64%	7.74%	6.88%	(1.01)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,373	$7,420	$6,790	$5,051	$12,055

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.82%	.78%	.89%	1.27%	1.35%

Expenses, before waivers/reimbursements(e)	1.10%	1.09%	1.21%	1.57%	1.65%

Net investment income(b)	5.33%	4.34%	2.40%	1.61%	2.57%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.84	$ 11.44	$ 10.84	$ 10.38	$ 10.74

Income From Investment Operations

Net investment income(a)(b)	.66	.51	.27	.25	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.64)	.37	.59	.49	(.36)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.98)	.88	.86	.74	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.65)	(.48)	(.26)	(.27)	(.28)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.69)	(.48)	(.26)	(.28)	(.28)

Net asset value, end of period	$ 10.17	$ 11.84	$ 11.44	$ 10.84	$ 10.38

Total Return

Total investment return based on net asset value(d)	(8.67)%	7.88%	7.97%	7.23%	(.73)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,414	$6,093	$8,297	$9,893	$5,688

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.59%	.53%	.65%	.94%	1.11%

Expenses, before waivers/reimbursements(e)	.78%	.74%	.88%	1.18%	1.34%

Net investment income(b)	5.92%	4.31%	2.42%	2.40%	2.67%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.73	$ 11.35	$ 10.77	$ 10.33	$ 10.69

Income From Investment Operations

Net investment income(a)(b)	.64	.52	.26	.24	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.62)	.34	.59	.48	(.36)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.98)	.86	.85	.72	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.65)	(.48)	(.27)	(.27)	(.28)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.69)	(.48)	(.27)	(.28)	(.28)

Net asset value, end of period	$ 10.06	$ 11.73	$ 11.35	$ 10.77	$ 10.33

Total Return

Total investment return based on net asset value(d)	(8.75)%	7.77%	7.84%	7.18%	(.77	)%(f)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$390,055	$377,333	$312,381	$319,282	$306,620

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.69%	.63%	.75%	1.07%	1.14%

Expenses, before waivers/reimbursements(e)	.78%	.75%	.88%	1.20%	1.28%

Net investment income(b)	5.76%	4.44%	2.42%	2.31%	2.66%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.73	$ 11.34	$ 10.76	$ 10.32	$ 10.69

Income From Investment Operations

Net investment income(a)(b)	.64	.53	.28	.26	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.61)	.35	.58	.48	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.97)	.88	.86	.74	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.66)	(.49)	(.28)	(.29)	(.29)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.70)	(.49)	(.28)	(.30)	(.29)

Net asset value, end of period	$ 10.06	$ 11.73	$ 11.34	$ 10.76	$ 10.32

Total Return

Total investment return based on net asset value(d)	(8.77)%	7.98%	7.96%	7.19%	(.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$59,262	$66,348	$60,289	$58,829	$50,705

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.58%	.53%	.65%	.96%	1.03%

Expenses, before waivers/reimbursements(e)	.67%	.65%	.78%	1.09%	1.17%

Net investment income(b)	5.75%	4.51%	2.53%	2.45%	2.78%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.77	$ 11.38	$ 10.80	$ 10.35	$ 10.72

Income From Investment Operations

Net investment income(a)(b)	.67	.56	.24	.27	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.65)	.32	.62	.47	(.36)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.98)	.88	.86	.74	(.08)

Less: Dividends and Distributions

Dividends from net investment income	(.65)	(.49)	(.28)	(.28)	(.29)

Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.69)	(.49)	(.28)	(.29)	(.29)

Net asset value, end of period	$ 10.10	$ 11.77	$ 11.38	$ 10.80	$ 10.35

Total Return

Total investment return based on net asset value(d)	(8.65)%	7.94%	7.92%	7.26%	(.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,320	$20,910	$11,016	$32,606	$26,142

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.58%	.53%	.67%	.96%	1.06%

Expenses, before waivers/reimbursements(e)	.68%	.65%	.81%	1.10%	1.21%

Net investment income(b)	6.02%	4.81%	2.16%	2.50%	2.69%

Portfolio turnover rate	79%	62%	48%	40%	36%

See footnote summary on page 93.

92 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.95%	.97%	1.01%	1.02%	1.01%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.69%	1.72%	1.77%	1.77%	1.76%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.69%	.72%	.77%	.77%	.76%
Class R
Net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers/reimbursements	1.34%	1.36%	1.37%	1.36%	1.36%
Class K
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	1.02%	1.05%	1.07%	1.04%	1.05%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.69%	.71%	.73%	.73%	.73%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.69%	.72%	.73%	.73%	.74%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.59%	.62%	.63%	.63%	.64%
Class Z
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.60%	.62%	.63%	.64%	.65%

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For foreign shareholders, 95.15% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $3,796,204 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Michael Canter(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Multi-Sector Fixed-Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Michael Canter 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director and Chief Investment Officer – Securitized Assets.

Janaki Rao 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director of US Multi-Sector Fixed-Income Portfolios.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was in line with the medians.

110 | AB BOND INFLATION STRATEGY	abfunds.com

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB BOND INFLATION STRATEGY | 111

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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Concentrated Growth Fund

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INTERNATIONAL/ GLOBAL EQUITY

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Global Core Equity Portfolio

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Concentrated International Growth Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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TAXABLE

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ALTERNATIVES

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CLOSED-END FUNDS

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EXCHANGE-TRADED FUNDS

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

112 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH YIELD PORTFOLIO | 1

ANNUAL REPORT

December 5, 2022

This report provides management’s discussion of fund performance for the AB High Yield Portfolio for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB HIGH YIELD PORTFOLIO

Class A Shares	-5.94%	-12.89%

Advisor Class Shares[1]	-5.82%	-12.68%

Class Z Shares[1]	-5.82%	-12.67%

Primary Benchmark: Bloomberg US Corporate HY 2% Issuer Capped Index	-4.71%	-11.76%

Markit iBoxx USD Liquid High Yield Index	-3.92%	-10.82%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2022. The table also includes the Markit iBoxx USD Liquid High Yield Index.

During both periods, all share classes underperformed the primary benchmark, before sales charges. In the 12-month period, industry allocation was the main detractor, relative to the benchmark, mostly from the utilization of high-yield credit default swaps, underweights to energy and electric, and an overweight to retailers, partially offset by the utilization of futures. Security selection also detracted, as selection within technology, electric, entertainment, consumer cyclical–other, and real estate investment trusts (“REITs”) lost more than gains within telecommunications, energy and retailers. Yield-curve positioning contributed, as underweights to the two-, 20- and 30-year parts of the curve added more than losses from overweights to the five- and 10-year parts of the curve. Currency decisions were a minor contributor to performance.

During the six-month period, industry allocation detracted, as losses from underweights to energy and electric, the use of high-yield credit default

2 | AB HIGH YIELD PORTFOLIO	abfunds.com

swaps and an overweight to the entertainment sector more than offset a gain from the use of futures. Security selection also hampered returns, as selection within technology, autos, finance and REITs detracted, and were partially offset by gains from selection within entertainment, retailers, media, telecommunications and capital goods. An overweight to the six-month part of the yield curve and underweights to the two-, 20- and 30-year parts of the curve contributed, and were partially offset by overweights to the five- and 10-year parts of the curve. Currency decisions added modestly to results.

During both periods, the Fund utilized derivatives in the form of futures to hedge duration and interest-rate risk, and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure. Credit options were used to generate income over the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets during the 12-month period ended October 31, 2022. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan, Canada and Australia. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US outperformed US Treasuries, while eurozone high yield outperformed eurozone treasuries. Emerging-market sovereign bonds materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds hedged to the US dollar outperformed US investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and most emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers, and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

abfunds.com	AB HIGH YIELD PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities rated Ba1 or lower by Moody’s Investors Service, or BB+ or lower by S&P Global Ratings or Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization (commonly known as “junk bonds”); unrated securities considered by the Adviser to be of comparable quality; and related derivatives.

The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

4 | AB HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate HY 2% Issuer Capped Index and the Markit iBoxx USD Liquid High Yield Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

abfunds.com	AB HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

6 | AB HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High-Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”). Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016 (the “Reorganization”), Class Z shares of the Fund assumed the performance and financial history of the Accounting Survivor. Because the Fund has higher expenses than the Accounting Survivor had, the Accounting Survivor’s performance would have been lower than that shown had it operated with the Fund’s current expense levels. At the time of the Reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

From February 26, 2018, through April 29, 2021, the Fund had a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown during this period reflects performance fee

abfunds.com	AB HIGH YIELD PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement. Class A and Class Z shares of the Fund were not in operation during this period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield Portfolio Advisor Class shares (from 10/31/2012 to 10/31/2022) as compared to the performance of the Fund’s current and previous benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB HIGH YIELD PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			7.28%

1 Year	-12.89%	-16.57%

Since Recommencement of Operations[2]	-7.42%	-10.04%

ADVISOR CLASS SHARES[3]			7.84%

1 Year	-12.68%	-12.68%

5 Years	2.43%	2.43%

10 Years	4.31%	4.31%

CLASS Z SHARES[3]			7.84%

1 Year	-12.67%	-12.67%

Since Recommencement of Operations[2]	-7.19%	-7.19%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.28%, 1.83% and 1.92% for Class A, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.85%, 0.60% and 0.60% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser through December 31, 2019, under the expense limitation in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total other expenses to exceed the expense limitation for Advisor Class shares in effect (1) at the time of the waiver or reimbursement or (2) at the time of recapture. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Recommencement of operations date: 4/30/2021.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-18.69%

Since Recommencement of Operations[1]	-12.08%

ADVISOR CLASS SHARES[2]

1 Year	-14.84%

5 Years	2.03%

10 Years	4.19%

CLASS Z SHARES[2]

1 Year	-14.83%

Since Recommencement of Operations[1]	-9.15%

1	Recommencement of operations date: 4/30/2021.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB HIGH YIELD PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$940.60	$4.16	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Advisor Class
Actual	$1,000	$941.80	$2.94	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class Z
Actual	$1,000	$941.80	$2.94	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $68.3

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents less than 0.1% weightings in the following types: Emerging Markets–Treasuries, Rights and Warrants.

abfunds.com	AB HIGH YIELD PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

October 31, 2022

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 72.8%
Industrial – 66.6%
Basic – 4.9%
Arconic Corp. 6.125%, 02/15/2028(a)	U.S.$	11	$10,307
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		170	136,684
7.50%, 09/30/2029(a)		17	11,403
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/2029(a)		16	15,153
Cheever Escrow Issuer LLC 7.125%, 10/01/2027(a)		206	188,812
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	5,166
Commercial Metals Co. 4.875%, 05/15/2023		50	49,869
Constellium SE 3.125%, 07/15/2029(a)	EUR	166	121,589
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026	U.S.$	60	57,499
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		29	26,255
Element Solutions, Inc. 3.875%, 09/01/2028(a)		110	93,451
ERP Iron Ore, LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		5	3,332
FMG Resources August 206 Pty Ltd. 4.375%, 04/01/2031(a)		145	115,188
6.125%, 04/15/2032(a)		180	159,850
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		119	97,736
Graphic Packaging International LLC 3.75%, 02/01/2030(a)		23	19,768
4.75%, 07/15/2027(a)		28	25,835
Guala Closures SpA 3.25%, 06/15/2028(a)	EUR	200	159,993
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(a)	U.S.$	37	31,289
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	100	77,825
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	30	25,456
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		39	29,363

14 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)	U.S.$	98	$73,135
Kleopatra Finco SARL 4.25%, 03/01/2026(a)	EUR	100	81,266
Kobe US Midco 2, Inc. 9.25% (9.25% Cash or 10.00% PIK), 11/01/2026(a)(f)	U.S.$	97	74,703
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)		60	– 0	–
Mercer International, Inc. 5.125%, 02/01/2029		199	165,836
Monitchem HoldCo 3 SA 5.25%, 03/15/2025(a)	EUR	207	186,254
Olin Corp. 5.625%, 08/01/2029	U.S.$	301	282,952
Rimini Bidco SpA 6.25% (EURIBOR 3 Month + 5.25%), 12/14/2026(h)	EUR	100	84,059
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)	U.S.$	431	344,135
Sealed Air Corp. 5.50%, 09/15/2025(a)		33	32,416
Valvoline, Inc. 4.25%, 02/15/2030(a)		63	60,939
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		269	177,992
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		158	138,226
5.625%, 08/15/2029(a)		261	201,760

			3,365,496

Capital Goods – 5.4%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120	80,870
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.00%, 09/01/2029(a)		100	70,660
4.00%, 09/01/2029(a)	U.S.$	200	151,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	172,050
5.25%, 08/15/2027(a)		200	143,206
Ball Corp. 2.875%, 08/15/2030		222	172,700

abfunds.com	AB HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bombardier, Inc. 6.00%, 02/15/2028(a)	U.S.$	85	$75,739
7.50%, 12/01/2024(a)		59	58,851
7.50%, 03/15/2025(a)		42	41,295
7.875%, 04/15/2027(a)		173	164,378
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		16	15,069
5.125%, 07/15/2029(a)		11	10,201
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	20,381
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		258	241,388
Energizer Holdings, Inc. 4.375%, 03/31/2029(a)		74	59,886
EnerSys 4.375%, 12/15/2027(a)		80	70,164
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		162	155,520
GFL Environmental, Inc. 3.50%, 09/01/2028(a)		28	23,723
4.00%, 08/01/2028(a)		50	42,875
Granite US Holdings Corp. 11.00%, 10/01/2027(a)		18	16,831
Griffon Corp. 5.75%, 03/01/2028		39	35,730
Harsco Corp. 5.75%, 07/31/2027(a)		151	107,047
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		6	4,990
LSB Industries, Inc. 6.25%, 10/15/2028(a)		52	47,344
Madison IAQ LLC 5.875%, 06/30/2029(a)		299	205,692
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		13	11,291
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	89,128
SPX FLOW, Inc. 8.75%, 04/01/2030(a)	U.S.$	130	106,323
Stevens Holding Co., Inc. 6.125%, 10/01/2026(a)		20	20,048
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	100	83,628
TransDigm, Inc. 4.625%, 01/15/2029	U.S.$	150	127,842
4.875%, 05/01/2029		84	71,533
6.25%, 03/15/2026(a)		288	283,998

16 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 06/15/2026	U.S.$	158	$152,202
8.00%, 12/15/2025(a)		61	62,070
Triumph Group, Inc. 6.25%, 09/15/2024(a)		258	239,354
7.75%, 08/15/2025		23	17,447
8.875%, 06/01/2024(a)		28	28,295
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	100	88,725
WESCO Distribution, Inc. 7.125%, 06/15/2025(a)	U.S.$	14	14,140
7.25%, 06/15/2028(a)		107	108,520

			3,692,884

Communications - Media – 9.4%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		125	106,353
Altice Financing SA 5.00%, 01/15/2028(a)		608	485,764
AMC Networks, Inc. 4.25%, 02/15/2029		298	231,162
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		100	77,185
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)		50	39,498
4.25%, 01/15/2034(a)		482	353,933
4.50%, 08/15/2030(a)		235	190,990
4.50%, 06/01/2033(a)		53	40,370
4.75%, 03/01/2030(a)		40	33,327
5.00%, 02/01/2028(a)		193	174,148
5.125%, 05/01/2027(a)		295	273,341
6.375%, 09/01/2029(a)		66	61,139
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		124	111,587
CSC Holdings LLC 3.375%, 02/15/2031(a)		208	150,873
4.50%, 11/15/2031(a)		200	155,745
4.625%, 12/01/2030(a)		516	371,750
7.50%, 04/01/2028(a)		200	172,919
DISH DBS Corp. 5.25%, 12/01/2026(a)		218	189,282
5.75%, 12/01/2028(a)		263	212,264
5.875%, 11/15/2024		86	79,318
7.375%, 07/01/2028		71	53,969
7.75%, 07/01/2026		101	85,323
DISH Network Corp. 3.375%, 08/15/2026(i)		27	18,692

abfunds.com	AB HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gray Escrow II, Inc. 5.375%, 11/15/2031(a)	U.S.$	137	$110,091
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		118	102,945
5.25%, 08/15/2027(a)		37	33,722
6.375%, 05/01/2026		5	4,853
8.375%, 05/01/2027		40	36,188
Lamar Media Corp. 4.875%, 01/15/2029		8	7,237
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		200	189,370
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		176	154,968
8.00%, 08/01/2029(a)		13	11,066
National CineMedia LLC 5.75%, 08/15/2026		21	1,691
5.875%, 04/15/2028(a)		60	24,113
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25%, 01/15/2029(a)		139	114,270
4.625%, 03/15/2030(a)		11	9,077
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		214	182,724
Sinclair Television Group, Inc. 5.125%, 02/15/2027(a)		9	7,558
5.50%, 03/01/2030(a)		344	257,229
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		210	167,898
4.00%, 07/15/2028(a)		135	116,529
4.125%, 07/01/2030(a)		111	90,893
5.50%, 07/01/2029(a)		24	22,132
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	100	85,325
Summer BidCo BV 9.00% (9.00% Cash or 9.75% PIK), 11/15/2025(a)(f)		150	109,369
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	61	58,239
Univision Communications, Inc. 4.50%, 05/01/2029(a)		71	59,898
7.375%, 06/30/2030(a)		150	146,062
Urban One, Inc. 7.375%, 02/01/2028(a)		54	47,262
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		200	160,233

18 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virgin Media Vendor Financing Notes IV DAC 5.00%, 07/15/2028(a)	U.S.$	200	$171,265
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)	EUR	100	72,868
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)	U.S.$	200	158,393

			6,382,400

Communications - Telecommunications – 3.6%
Altice France SA/France 3.375%, 01/15/2028(a)	EUR	100	75,848
5.50%, 01/15/2028(a)	U.S.$	200	159,812
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		404	379,760
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		309	253,858
Embarq Corp. 7.995%, 06/01/2036		123	49,776
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		43	35,444
8.75%, 05/15/2030(a)		140	142,936
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		122	114,935
Intelsat Jackson Holdings SA
5.50%, 08/01/2023(b)(c)(e)		158	– 0	–
8.50%, 10/15/2024(b)(c)(e)(g)		47	– 0	–
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(a)	EUR	100	79,740
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)	U.S.$	180	137,176
4.25%, 07/01/2028(a)		134	110,433
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	142	123,517
Nexstar Media, Inc. 5.625%, 07/15/2027(a)	U.S.$	76	71,544
Telecom Italia Capital SA 6.375%, 11/15/2033		90	70,201
7.20%, 07/18/2036		175	137,276
United Group BV 4.00%, 11/15/2027(a)	EUR	394	283,860
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)	U.S.$	200	163,624
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(a)		108	83,413
6.125%, 03/01/2028(a)		7	4,654

			2,477,807

abfunds.com	AB HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 6.1%
Adient Global Holdings Ltd. 4.875%, 08/15/2026(a)	U.S.$	200	$178,953
American Axle & Manufacturing, Inc. 5.00%, 10/01/2029		161	130,932
Clarios Global LP/Clarios US Finance Co. 8.50%, 05/15/2027(a)		59	58,020
Dana, Inc. 4.25%, 09/01/2030		20	15,980
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		338	296,153
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(b)(c)(e)(g)		32	– 0	–
(First Lien) 11.00%, 10/31/2024(b)(c)(e)(g)		13	– 0	–
Faurecia SE 3.75%, 06/15/2028(a)	EUR	100	83,282
Ford Motor Co. 3.25%, 02/12/2032	U.S.$	162	121,651
6.10%, 08/19/2032		539	493,851
Ford Motor Credit Co. LLC 2.70%, 08/10/2026		200	173,230
4.00%, 11/13/2030		200	162,133
4.95%, 05/28/2027		200	183,229
5.113%, 05/03/2029		200	178,684
Goodyear Tire & Rubber Co. (The) 5.00%, 07/15/2029		303	262,978
IHO Verwaltungs GmbH 3.75% (3.75% Cash or 4.50% PIK), 09/15/2026(a)(f)	EUR	100	82,148
6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(f)	U.S.$	200	171,872
Jaguar Land Rover Automotive PLC 4.50%, 01/15/2026(a)	EUR	110	92,073
4.50%, 10/01/2027(a)	U.S.$	200	141,829
5.875%, 11/15/2024(a)	EUR	100	93,582
6.875%, 11/15/2026(a)		100	84,884
Mclaren Finance PLC 7.50%, 08/01/2026(a)	U.S.$	200	159,689
PM General Purchaser LLC 9.50%, 10/01/2028(a)		90	77,283
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		130	94,109
Renault SA 2.375%, 05/25/2026(a)	EUR	100	87,717

20 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Schaeffler AG 3.375%, 10/12/2028(a)	EUR	200	$167,341
Tenneco, Inc. 5.00%, 07/15/2026	U.S.$	25	24,903
7.875%, 01/15/2029(a)		169	167,920
Titan International, Inc. 7.00%, 04/30/2028		60	55,894
ZF Europe Finance BV 3.00%, 10/23/2029(a)	EUR	200	153,743
ZF Finance GmbH 2.25%, 05/03/2028(a)		100	77,007
2.75%, 05/25/2027		100	82,382

			4,153,452

Consumer Cyclical - Entertainment – 3.6%
Boyne USA, Inc. 4.75%, 05/15/2029(a)	U.S.$	26	22,748
Carnival Corp. 4.00%, 08/01/2028(a)		220	176,962
5.75%, 03/01/2027(a)		195	135,086
9.875%, 08/01/2027(a)		78	72,735
10.50%, 02/01/2026(a)		260	254,215
Cedar Fair LP 5.25%, 07/15/2029		15	13,197
Cedar Fair LP/Canada’s Wonderland Co.,/Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		64	60,176
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		192	190,694
Cinemark USA, Inc. 5.25%, 07/15/2028(a)		151	115,883
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		41	36,728
Mattel, Inc. 3.375%, 04/01/2026(a)		78	71,438
5.875%, 12/15/2027(a)		66	64,164
NCL Corp., Ltd. 3.625%, 12/15/2024(a)		79	68,979
5.875%, 03/15/2026(a)		24	19,653
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		91	71,294
5.50%, 08/31/2026(a)		49	40,062
5.50%, 04/01/2028(a)		173	133,210
9.25%, 01/15/2029(a)		82	83,230
11.50%, 06/01/2025(a)		74	79,696

abfunds.com	AB HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)	U.S.$	121	$105,137
8.75%, 05/01/2025(a)		33	33,850
Six Flags Entertainment Corp. 4.875%, 07/31/2024(a)		117	113,260
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		60	59,701
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		16	12,788
7.00%, 02/15/2029(a)		79	62,905
13.00%, 05/15/2025(a)		148	159,060
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	22,623
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		241	200,805

			2,480,279

Consumer Cyclical - Other – 4.3%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		58	46,899
Beazer Homes USA, Inc. 6.75%, 03/15/2025		28	26,248
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		151	131,822
Builders FirstSource, Inc. 6.375%, 06/15/2032(a)		115	105,934
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		78	76,149
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		49	43,406
Cirsa Finance International SARL 4.75%, 05/22/2025(a)	EUR	100	91,907
CP Atlas Buyer, Inc. 7.00%, 12/01/2028(a)	U.S.$	26	18,742
Empire Communities Corp. 7.00%, 12/15/2025(a)		61	52,874
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		21	18,297
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		223	186,067
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	35,230
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		100	79,614
4.875%, 01/15/2030		17	15,284
5.75%, 05/01/2028(a)		11	10,616

22 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)	U.S.$	163	$133,326
5.00%, 06/01/2029(a)		49	42,168
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		40	35,424
International Game Technology PLC 4.125%, 04/15/2026(a)		200	186,189
Mattamy Group Corp. 4.625%, 03/01/2030(a)		155	122,466
MGM Resorts International 4.75%, 10/15/2028		138	119,823
6.00%, 03/15/2023		33	33,027
6.75%, 05/01/2025		90	88,813
NH Hotel Group SA 4.00%, 07/02/2026(a)	EUR	139	120,615
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)	U.S.$	20	14,885
5.875%, 09/01/2031(a)		46	32,646
Scientific Games International, Inc. 7.00%, 05/15/2028(a)		9	8,709
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029(a)		20	16,297
Standard Industries, Inc./NJ 3.375%, 01/15/2031(a)		395	296,045
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	14,986
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		61	50,715
5.875%, 06/15/2027(a)		17	15,986
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 03/01/2024(a)		17	17,266
Travel + Leisure Co. 4.50%, 12/01/2029(a)		52	42,333
4.625%, 03/01/2030(a)		12	9,743
6.625%, 07/31/2026(a)		289	281,993
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		240	209,028
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		86	68,546
7.75%, 04/15/2025(a)		48	46,786

			2,946,904

abfunds.com	AB HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.8%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)	U.S.$	146	$122,275
4.00%, 10/15/2030(a)		165	134,647
5.75%, 04/15/2025(a)		66	65,992
IRB Holding Corp. 7.00%, 06/15/2025(a)		5	5,002
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	17,911
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)	GBP	113	117,251
Yum! Brands, Inc. 4.625%, 01/31/2032	U.S.$	96	81,974

			545,052

Consumer Cyclical - Retailers – 3.5%
Arko Corp. 5.125%, 11/15/2029(a)		99	78,444
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		99	81,410
5.00%, 02/15/2032(a)		26	20,962
Bath & Body Works, Inc. 6.625%, 10/01/2030(a)		185	165,758
6.75%, 07/01/2036		48	39,616
6.875%, 11/01/2035		128	108,845
7.50%, 06/15/2029		17	16,124
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		28	18,534
Carvana Co. 5.50%, 04/15/2027(a)		39	18,868
5.875%, 10/01/2028(a)		114	52,473
Dufry One BV 2.50%, 10/15/2024(a)	EUR	103	97,336
FirstCash, Inc. 5.625%, 01/01/2030(a)	U.S.$	47	42,060
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		29	20,290
Gap, Inc. (The) 3.625%, 10/01/2029(a)		243	170,719
3.875%, 10/01/2031(a)		115	79,351
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		13	10,702
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		72	57,941
Levi Strauss & Co. 3.50%, 03/01/2031(a)		71	56,841

24 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)	U.S.$	221	$157,212
7.875%, 05/01/2029(a)		58	32,491
Murphy Oil USA, Inc. 5.625%, 05/01/2027		2	2,238
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		144	136,954
Party City Holdings, Inc. 8.75%, 02/15/2026(a)		20	12,654
Rite Aid Corp. 7.50%, 07/01/2025(a)		17	11,978
8.00%, 11/15/2026(a)		263	170,832
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		115	90,513
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		312	252,711
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		19	15,608
Staples, Inc. 7.50%, 04/15/2026(a)		206	179,163
10.75%, 04/15/2027(a)		61	44,289
TPro Acquisition Corp. 11.00%, 10/15/2024(a)		33	32,347
White Cap Buyer LLC 6.875%, 10/15/2028(a)		19	16,147
William Carter Co. (The) 5.625%, 03/15/2027(a)		119	114,406

			2,405,817

Consumer Non-Cyclical – 8.9%
AdaptHealth LLC 4.625%, 08/01/2029(a)		52	44,291
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		10	7,750
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		346	286,270
4.875%, 02/15/2030(a)		100	88,730
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	26,539
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		196	120,278
5.00%, 02/15/2029(a)		20	7,813
6.25%, 02/15/2029(a)		31	12,090

abfunds.com	AB HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CAB SELAS 3.375%, 02/01/2028(a)	EUR	322	$248,392
Catalent Pharma Solutions, Inc. 3.125%, 02/15/2029(a)	U.S.$	14	11,462
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		78	74,096
Chobani LLC/Chobani Finance Corp., Inc. 4.625%, 11/15/2028(a)		24	20,924
Chrome Bidco SASU 3.50%, 05/31/2028(a)	EUR	200	160,001
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	20	13,421
5.25%, 05/15/2030(a)		498	344,938
5.625%, 03/15/2027(a)		17	13,555
6.00%, 01/15/2029(a)		14	10,433
6.875%, 04/01/2028(a)		138	53,616
6.875%, 04/15/2029(a)		126	51,937
8.00%, 03/15/2026(a)		44	37,937
Darling Ingredients, Inc. 6.00%, 06/15/2030(a)		60	57,748
DaVita, Inc. 3.75%, 02/15/2031(a)		78	56,598
4.625%, 06/01/2030(a)		212	165,293
Elanco Animal Health, Inc. 6.40%, 08/28/2028		120	108,203
Embecta Corp. 5.00%, 02/15/2030(a)		161	138,198
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		122	73,303
Garden Spinco Corp. 8.625%, 07/20/2030(a)		82	84,832
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)	EUR	100	75,309
Gruenenthal GmbH 3.625%, 11/15/2026(a)		100	88,081
4.125%, 05/15/2028(a)		239	195,550
Horizon Therapeutics USA, Inc. 5.50%, 08/01/2027(a)	U.S.$	200	192,377
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	100	80,451
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)	U.S.$	143	120,567
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		99	86,559
4.875%, 05/15/2028(a)		17	15,919

26 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)	U.S.$	107	$84,482
6.75%, 04/15/2025(a)		20	17,711
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		424	269,484
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(a)		2	1,110
Medline Borrower LP
3.875%, 04/01/2029(a)		164	133,955
5.25%, 10/01/2029(a)		288	224,491
ModivCare, Inc. 5.875%, 11/15/2025(a)		24	22,929
Nidda Healthcare Holding GmbH 7.50%, 08/21/2026	EUR	270	246,751
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		100	83,361
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.00%, 06/15/2029(a)	U.S.$	67	48,156
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		75	63,788
Picard Groupe SAS 3.875%, 07/01/2026(a)	EUR	100	85,211
Post Holdings, Inc. 4.50%, 09/15/2031(a)	U.S.$	125	103,373
4.625%, 04/15/2030(a)		58	49,029
5.50%, 12/15/2029(a)		100	90,031
5.75%, 03/01/2027(a)		14	13,562
Radiology Partners, Inc. 9.25%, 02/01/2028(a)		6	3,194
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		24	19,169
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		231	173,797
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		193	142,269
5.75%, 07/15/2025		3	2,959
Tenet Healthcare Corp. 4.375%, 01/15/2030(a)		153	128,612
6.125%, 10/01/2028(a)		256	221,956
6.125%, 06/15/2030(a)		149	138,548
6.25%, 02/01/2027(a)		51	48,999
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		222	168,621

abfunds.com	AB HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Acute Care Solutions LLC 6.375%, 03/01/2026(a)	U.S.$	342	$309,663
US Renal Care, Inc. 10.625%, 07/15/2027(a)		80	31,923

			6,100,595

Energy – 4.7%
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		63	57,314
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		178	176,181
Callon Petroleum Co. 8.25%, 07/15/2025		8	7,998
Citgo Holding, Inc. 9.25%, 08/01/2024(a)		72	72,100
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		16	15,749
7.00%, 06/15/2025(a)		50	49,285
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		58	53,468
CNX Resources Corp. 6.00%, 01/15/2029(a)		37	34,569
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		58	55,539
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		89	82,535
Diamond Foreign Asset Co./Diamond Finance LLC 9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(a)(f)		4	3,960
9.00% (9.00% Cash or 13.00% PIK), 04/22/2027(f)		4	3,432
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		86	81,356
EnLink Midstream LLC 5.625%, 01/15/2028(a)		37	35,448
EnLink Midstream Partners LP 4.15%, 06/01/2025		48	45,171
5.60%, 04/01/2044		14	11,015
Series C 6.00%, 12/15/2170(j)		102	78,348
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		62	52,704
4.75%, 01/15/2031(a)		114	95,240
5.50%, 07/15/2028		18	16,110

28 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 06/15/2024	U.S.$	45	$43,990
6.25%, 05/15/2026		21	19,667
6.50%, 10/01/2025		24	23,054
7.75%, 02/01/2028		62	59,110
8.00%, 01/15/2027		104	100,969
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		96	87,390
7.00%, 08/01/2027		21	20,140
Gulfport Energy Corp. 6.00%, 10/15/2024(c)		128	160
6.375%, 05/15/2025(c)		24	30
6.375%, 01/15/2026(c)		30	37
6.625%, 05/01/2023(c)		4	5
8.00%, 05/17/2026(a)		29	28,801
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		17	14,533
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		5	4,576
ITT Holdings LLC 6.50%, 08/01/2029(a)		227	182,723
Moss Creek Resources Holdings, Inc. 10.50%, 05/15/2027(a)		48	46,271
Murphy Oil Corp. 6.125%, 12/01/2042		21	16,681
6.375%, 07/15/2028		55	53,814
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		27	26,037
7.50%, 01/15/2028(a)		37	34,142
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		121	119,221
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		77	75,610
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		64	57,943
Occidental Petroleum Corp. 5.50%, 12/01/2025		28	28,097
5.55%, 03/15/2026		272	275,872
6.125%, 01/01/2031		46	46,175
6.20%, 03/15/2040		69	66,369
8.50%, 07/15/2027		42	45,990
8.875%, 07/15/2030		42	48,020
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028		9	8,173

abfunds.com	AB HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

PDC Energy, Inc. 5.75%, 05/15/2026	U.S.$	51		$48,945
Southwestern Energy Co. 5.70%, 01/23/2025		32		31,535
8.375%, 09/15/2028		10		10,379
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		150		144,037
Sunnova Energy Corp. 5.875%, 09/01/2026(a)		40		35,275
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		16		15,235
Talos Production, Inc. 12.00%, 01/15/2026		23		24,393
Transocean Guardian Ltd. 5.875%, 01/15/2024(a)		121		117,810
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(a)		20		20,280
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		99		94,619
Transocean, Inc. 6.80%, 03/15/2038		0	**	102
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		69		58,990
Weatherford International Ltd. 11.00%, 12/01/2024(a)		2		2,054

				3,164,776

Other Industrial – 0.4%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		35		30,940
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	153		112,740
3.875%, 03/15/2028(a)		100		87,578
H&E Equipment Services, Inc. 3.875%, 12/15/2028(a)	U.S.$	33		27,909
Interface, Inc. 5.50%, 12/01/2028(a)		11		8,798
Univar Solutions USA, Inc./Washington 5.125%, 12/01/2027(a)		17		15,734

				283,699

Services – 4.6%
ADT Security Corp. (The) 4.875%, 07/15/2032(a)		10		8,506

30 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)	U.S.$	182	$174,219
9.75%, 07/15/2027(a)		51	44,345
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		200	163,774
4.875%, 06/01/2028(a)	GBP	100	85,922
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	353	257,313
Aptim Corp. 7.75%, 06/15/2025(a)		85	58,396
APX Group, Inc. 5.75%, 07/15/2029(a)		253	199,637
6.75%, 02/15/2027(a)		128	125,106
Block, Inc. 2.75%, 06/01/2026		216	193,300
3.50%, 06/01/2031		11	8,856
Elior Group SA 3.75%, 07/15/2026(a)	EUR	100	70,156
Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	53	47,158
9.50%, 11/01/2027(a)		71	64,334
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	96,500
Monitronics International, Inc. 0.00%, 04/01/2020(b)(c)(d)(e)		14	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		193	167,455
5.75%, 11/01/2028(a)		312	241,075
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		105	91,192
5.75%, 04/15/2026(a)		130	127,089
6.25%, 01/15/2028(a)		102	94,461
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	236	184,825
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/2025(a)	U.S.$	12	11,828
Sabre GLBL, Inc. 7.375%, 09/01/2025(a)		101	94,943
9.25%, 04/15/2025(a)		65	63,371
Service Corp. International/US 3.375%, 08/15/2030		22	17,589
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		27	26,773

abfunds.com	AB HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Verisure Holding AB 3.25%, 02/15/2027(a)	EUR	100	$83,979
3.875%, 07/15/2026(a)		139	122,639
Verscend Escrow Corp. 9.75%, 08/15/2026(a)	U.S.$	137	137,383
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		17	15,873
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		85	69,625

			3,147,622

Technology – 3.6%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		37	30,075
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		42	32,771
Avaya, Inc. 6.125%, 09/15/2028(a)		139	58,809
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		136	133,873
Centurion Bidco SpA 5.875%, 09/30/2026(a)	EUR	141	123,133
Clarivate Science Holdings Corp. 4.875%, 07/01/2029(a)	U.S.$	200	166,758
CommScope, Inc. 4.75%, 09/01/2029(a)		28	23,705
6.00%, 03/01/2026(a)		56	54,154
8.25%, 03/01/2027(a)		29	25,803
Elastic NV 4.125%, 07/15/2029(a)		17	14,221
Entegris Escrow Corp. 5.95%, 06/15/2030(a)		169	154,431
GoTo Group, Inc. 5.50%, 09/01/2027(a)		117	68,177
Imola Merger Corp. 4.75%, 05/15/2029(a)		40	34,687
NCR Corp. 5.00%, 10/01/2028(a)		86	72,900
5.125%, 04/15/2029(a)		101	84,683
5.75%, 09/01/2027(a)		27	26,046
NortonLifeLock, Inc. 6.75%, 09/30/2027(a)		103	101,608
7.125%, 09/30/2030(a)		103	101,657
Pitney Bowes, Inc. 6.875%, 03/15/2027(a)		40	25,654
Playtika Holding Corp. 4.25%, 03/15/2029(a)		50	41,640

32 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Presidio Holdings, Inc. 8.25%, 02/01/2028(a)	U.S.$	193	$171,952
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		226	149,525
5.375%, 12/01/2028(a)		109	45,783
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	13,702
Seagate HDD Cayman 4.091%, 06/01/2029		117	93,700
Sensata Technologies BV 4.00%, 04/15/2029(a)		200	168,320
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		180	143,298
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		305	256,458
Virtusa Corp. 7.125%, 12/15/2028(a)		37	26,625
Xerox Corp. 4.625%, 03/15/2023		4	3,979

			2,448,127

Transportation - Airlines – 0.8%
Air Canada 3.875%, 08/15/2026(a)		25	22,112
Allegiant Travel Co. 7.25%, 08/15/2027(a)		72	67,852
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		183	174,215
5.75%, 04/20/2029(a)		161	146,275
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		119	109,841
United Airlines, Inc. 4.625%, 04/15/2029(a)		22	18,887

			539,182

Transportation - Services – 2.0%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		200	182,635
Atlantia SpA 1.875%, 02/12/2028(a)	EUR	253	197,824
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	89	78,138
5.375%, 03/01/2029(a)		157	135,842
5.75%, 07/15/2027(a)		22	20,130

abfunds.com	AB HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCP V Modular Services Finance PLC 6.75%, 11/30/2029	EUR	113	$77,346
EC Finance PLC 3.00%, 10/15/2026		111	96,686
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	183	155,930
5.00%, 12/01/2029(a)		76	60,485
Kapla Holding SAS 3.375%, 12/15/2026(a)	EUR	149	120,166
Loxam SAS 4.50%, 02/15/2027		113	99,018
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	150	121,911
XPO Logistics, Inc. 6.25%, 05/01/2025(a)		11	11,122

			1,357,233

			45,491,325

Financial Institutions – 5.5%
Banking – 0.7%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(j)		164	118,800
Series C 4.70%, 05/15/2028(j)		28	18,830
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		103	90,583
7.00%, 01/15/2026(a)		22	18,963
Credit Suisse Group AG 5.25%, 02/11/2171(a)(j)		200	142,189
Discover Financial Services Series D 6.125%, 06/23/2025(j)		93	90,127
Societe Generale SA 8.00%, 09/29/2025(a)(j)		3	2,958

			482,450

Brokerage – 0.5%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		87	86,874
AG Issuer LLC 6.25%, 03/01/2028(a)		127	119,205
Hightower Holding LLC 6.75%, 04/15/2029(a)		11	9,011
LPL Holdings, Inc. 4.00%, 03/15/2029(a)		12	10,505
NFP Corp. 7.50%, 10/01/2030(a)		132	126,620

			352,215

34 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 1.8%
Air Lease Corp. Series B 4.65%, 06/15/2026(j)	U.S.$	50	$41,485
Aircastle Ltd. 5.25%, 06/15/2026(a)(j)		31	23,092
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	83,280
CNG Holdings, Inc. 12.50%, 06/15/2024(a)		32	26,880
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		93	79,920
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		214	126,314
Enova International, Inc. 8.50%, 09/01/2024(a)		13	12,206
8.50%, 09/15/2025(a)		131	118,933
goeasy Ltd. 4.375%, 05/01/2026(a)		23	19,939
5.375%, 12/01/2024(a)		63	59,227
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		200	157,182
Navient Corp. 5.50%, 01/25/2023		87	87,010
5.625%, 08/01/2033		151	106,652
6.125%, 03/25/2024		115	113,086
7.25%, 09/25/2023		35	35,040
SLM Corp. 3.125%, 11/02/2026		78	68,403
4.20%, 10/29/2025		57	53,030

			1,211,679

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 6.00%, 08/01/2029(a)		19	15,728
10.125%, 08/01/2026(a)		40	39,929
USI, Inc./NY 6.875%, 05/01/2025(a)		7	6,828

			62,485

Other Finance – 0.6%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	112,769
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		54	35,750
3.625%, 10/01/2031(a)		78	46,926
Intrum AB 3.50%, 07/15/2026(a)	EUR	100	80,585

abfunds.com	AB HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Motion Finco SARL 7.00%, 05/15/2025(a)	EUR	132	$127,894

			403,924

REITs – 1.8%
ADLER Group SA 2.75%, 11/13/2026(a)		100	41,998
Aedas Homes Opco SLU 4.00%, 08/15/2026		111	94,029
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	202	172,302
5.75%, 05/15/2026(a)		150	139,524
Diversified Healthcare Trust 4.75%, 02/15/2028		189	128,866
9.75%, 06/15/2025		46	43,452
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		198	161,513
4.875%, 09/15/2029(a)		69	59,464
5.25%, 07/15/2030(a)		25	21,682
SBA Communications Corp. 3.125%, 02/01/2029		46	37,273
Service Properties Trust 4.50%, 06/15/2023		25	24,638
7.50%, 09/15/2025		247	240,770
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	100	84,819

			1,250,330

			3,763,083

Utility – 0.7%
Electric – 0.6%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	64	57,610
5.125%, 03/15/2028(a)		133	118,329
Vistra Corp. 7.00%, 12/15/2026(a)(j)		28	24,884
8.00%, 10/15/2026(a)(j)		29	27,544
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		103	88,276
5.50%, 09/01/2026(a)		78	74,821

			391,464

Natural Gas – 0.0%
AmeriGas Partners LP / AmeriGas Finance Corp. 5.875%, 08/20/2026		11	10,336

36 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)	U.S.$	89	$85,151

			486,951

Total Corporates - Non-Investment Grade (cost $57,283,840)			49,741,359

CORPORATES - INVESTMENT GRADE – 11.7%
Industrial – 7.1%
Basic – 0.9%
ArcelorMittal SA 7.00%, 10/15/2039	U.S.$	25	23,595
Arconic Corp. 6.00%, 05/15/2025(a)		20	19,791
Celanese US Holdings LLC 5.90%, 07/05/2024		43	42,257
6.05%, 03/15/2025		43	41,827
CF Industries, Inc. 5.15%, 03/15/2034		23	20,773
Freeport-McMoRan, Inc. 5.25%, 09/01/2029		104	96,730
5.40%, 11/14/2034		99	88,460
INEOS Finance PLC 2.875%, 05/01/2026(a)	EUR	358	313,954

			647,387

Capital Goods – 0.1%
General Electric Co. Series D 6.623% (LIBOR 3 Month + 3.33%), 12/15/2022(h)(j)	U.S.$	40	38,804
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4	3,968

			42,772

Communications - Media – 1.3%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		314	282,605
Discovery Communications LLC 4.125%, 05/15/2029		12	10,138
Netflix, Inc. 3.625%, 05/15/2027	EUR	124	119,206
4.375%, 11/15/2026	U.S.$	25	23,845
4.625%, 05/15/2029	EUR	113	108,884
4.875%, 04/15/2028	U.S.$	286	271,852

abfunds.com	AB HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Warnermedia Holdings, Inc. 3.755%, 03/15/2027(a)	U.S.$	47	$41,829
4.279%, 03/15/2032(a)		65	52,531

			910,890

Communications - Telecommunications – 0.8%
Hughes Satellite Systems Corp. 5.25%, 08/01/2026		21	20,043
Sprint Capital Corp. 8.75%, 03/15/2032		357	418,825
Sprint Communications, Inc. 6.00%, 11/15/2022		38	38,006
Sprint Corp. 7.875%, 09/15/2023		73	74,189

			551,063

Consumer Cyclical - Other – 0.5%
MDC Holdings, Inc. 6.00%, 01/15/2043		87	66,094
Resorts World Las Vegas LLC / RWLV Capital, Inc. 4.625%, 04/16/2029(a)		300	207,972
Toll Brothers Finance Corp. 4.875%, 03/15/2027		93	85,808

			359,874

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings LLC 4.50%, 12/15/2034		225	154,816
5.875%, 03/15/2030(a)		45	37,992
6.125%, 03/15/2032(a)		37	30,760

			223,568

Consumer Non-Cyclical – 1.4%
BAT Capital Corp. 7.75%, 10/19/2032		70	71,550
BAT International Finance PLC 4.448%, 03/16/2028		116	102,417
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		42	36,351
4.00%, 03/15/2031(a)		151	127,071
HCA, Inc. 5.375%, 09/01/2026		33	32,027
5.625%, 09/01/2028		35	33,667
Newell Brands, Inc. 4.45%, 04/01/2026		190	176,710
4.875%, 06/01/2025		12	11,578
5.75%, 04/01/2046		27	20,763

38 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 09/15/2027	U.S.$	35	$34,271
6.625%, 09/15/2029		35	34,204
Pilgrim’s Pride Corp. 3.50%, 03/01/2032(a)		148	113,597
5.875%, 09/30/2027(a)		136	133,039

			927,245

Energy – 1.1%
Antero Resources Corp. 7.625%, 02/01/2029(a)		3	3,060
Apache Corp. 5.10%, 09/01/2040		326	263,942
Cenovus Energy, Inc. 5.40%, 06/15/2047		2	1,706
6.75%, 11/15/2039		1	1,438
Continental Resources, Inc./OK 4.90%, 06/01/2044		16	11,398
5.75%, 01/15/2031(a)		28	25,477
EQT Corp. 3.90%, 10/01/2027		118	106,054
6.125%, 02/01/2025		70	70,062
Hess Corp. 7.30%, 08/15/2031		36	38,200
Marathon Oil Corp. 6.80%, 03/15/2032		34	34,639
Western Midstream Operating LP 3.95%, 06/01/2025		26	24,704
4.30%, 02/01/2030		49	43,072
4.65%, 07/01/2026		41	38,760
4.75%, 08/15/2028		12	11,093
5.45%, 04/01/2044		26	21,048
5.50%, 02/01/2050		84	65,980

			760,633

Services – 0.0%
Expedia Group, Inc. 6.25%, 05/01/2025(a)		5	4,997

Technology – 0.3%
Broadcom, Inc. 4.00%, 04/15/2029(a)		16	14,042
4.15%, 04/15/2032(a)		63	52,852
HP, Inc. 5.50%, 01/15/2033		91	81,016
MSCI, Inc. 4.00%, 11/15/2029(a)		25	21,707
Western Digital Corp. 3.10%, 02/01/2032		14	9,709

			179,326

abfunds.com	AB HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)	U.S.$	45	$41,727
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		222	219,797

			261,524

			4,869,279

Financial Institutions – 4.3%
Banking – 2.0%
AIB Group PLC 7.583%, 10/14/2026(a)		200	198,978
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		200	193,506
Barclays PLC 8.00%, 03/15/2029(j)		200	179,750
BNP Paribas SA 4.625%, 08/25/2171(a)(j)		200	138,893
Citigroup, Inc. Series T 6.25%, 08/15/2026(j)		30	28,993
Series W 4.00%, 12/10/2025(j)		18	15,174
Series Y 4.15%, 11/15/2026(j)		46	36,063
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		37	36,423
Goldman Sachs Group, Inc. (The) Series P 5.00%, 12/01/2022(j)		126	117,228
HSBC Holdings PLC 4.762%, 03/29/2033		203	161,964
7.336%, 11/03/2026		200	200,403
Lloyds Banking Group PLC 6.00%, 06/07/2171(j)	GBP	8	8,488
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(j)	U.S.$	111	94,226

			1,410,089

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(j)		38	37,114

40 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.3%
Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	2	$1,503
5.25%, 08/11/2025(a)		148	138,486
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,665
3.50%, 11/01/2027(a)		18	14,665
4.125%, 08/01/2025(a)		16	14,516
4.375%, 01/30/2024(a)		36	34,714
4.875%, 10/01/2025(a)		6	5,504

			211,053

Insurance – 1.1%
ACE Capital Trust II 9.70%, 04/01/2030		20	24,930
Centene Corp. 2.50%, 03/01/2031		639	488,365
2.625%, 08/01/2031		43	32,879
3.00%, 10/15/2030		66	52,993
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		55	60,356
Prudential Financial, Inc. 5.20%, 03/15/2044		20	18,663
5.625%, 06/15/2043		50	49,341

			727,527

REITs – 0.8%
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/2031		314	217,079
4.625%, 08/01/2029		21	16,778
5.00%, 10/15/2027		122	104,312
Office Properties Income Trust 3.45%, 10/15/2031		104	63,651
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(a)		93	91,942
5.75%, 02/01/2027(a)		59	55,736

			549,498

			2,935,281

Utility – 0.3%
Electric – 0.3%
Enel Finance International NV 7.50%, 10/14/2032(a)		200	201,025

Total Corporates - Investment Grade (cost $8,950,641)			8,005,585

abfunds.com	AB HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

BANK LOANS – 3.5%
Industrial – 3.1%
Capital Goods – 0.3%
ACProducts Holdings, Inc.
7.127% (LIBOR 3 Month + 4.25%), 05/17/2028(k)	U.S.$	74		$50,980
7.924% (LIBOR 3 Month + 4.25%), 05/17/2028(k)		24		16,822
Apex Tool Group, LLC 8.624% (SOFR 1 Month + 5.25%), 02/08/2029(k)		45		38,548
Chariot Buyer, LLC 7.254% (LIBOR 1 Month + 3.50%), 11/03/2028(k)		20		17,986
Granite US Holdings Corporation 7.688% (LIBOR 3 Month + 4.00%), 09/30/2026(b)(k)		54		52,912

				177,248

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 8.284% (LIBOR 3 Month + 4.50%), 10/28/2027(k)		37		32,388
Clear Channel Outdoor Holdings, Inc.
7.254% (LIBOR 1 Month + 3.50%), 08/21/2026(k)		0	**	27
7.915% (LIBOR 3 Month + 3.50%), 08/21/2026(k)		12		10,606
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 6.754% (LIBOR 1 Month + 3.00%), 05/01/2026(k)		18		16,722
Univision Communications, Inc. 6.504% (LIBOR 1 Month + 2.75%), 03/15/2024(k)		10		9,853

				69,596

Communications - Telecommunications – 0.5%
Crown Subsea Communications Holding, Inc. 8.518% (LIBOR 1 Month + 4.75%), 04/27/2027(k)		56		54,778
DIRECTV Financing, LLC 8.754% (LIBOR 1 Month + 5.00%), 08/02/2027(k)		55		51,911
Intrado Corporation (West Corp/Olympus Merger) 8.415% (LIBOR 3 Month + 4.00%), 10/10/2024(k)		25		22,116

42 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Proofpoint, Inc. 9.320% (LIBOR 3 Month + 6.25%), 08/31/2029(k)	U.S.$	120	$115,200
Zacapa SARL 7.803% (SOFR 3 Month + 4.25%), 03/22/2029(k)		98	93,614

			337,619

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP 7.004% (LIBOR 1 Month + 3.25%), 04/30/2026(k)		42	41,012

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 6.813% (LIBOR 1 Month + 3.00%), 08/25/2028(k)		116	112,985

Consumer Cyclical - Other – 0.0%
Caesars Resort Collection, LLC 6.504% (LIBOR 1 Month + 2.75%), 12/23/2024(k)		30	29,599
Flutter Entertainment PLC 5.892% (LIBOR 3 Month + 2.25%), 07/21/2026(k)		4	3,985

			33,584

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 5.865% (LIBOR 1 Month + 2.75%), 02/05/2025(k)		6	5,873

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group, LLC 7.504% (LIBOR 1 Month + 3.75%), 03/06/2028(k)		17	15,594
Restoration Hardware, Inc. 7.079% (SOFR 1 Month + 3.25%), 10/20/2028(k)		70	65,917

			81,511

Consumer Non-Cyclical – 0.4%
Gainwell Acquisition Corp. 7.674% (LIBOR 3 Month + 4.00%), 10/01/2027(k)		39	37,269
Global Medical Response, Inc. 8.004% (LIBOR 1 Month + 4.25%), 03/14/2025(k)		16	11,945
Kronos Acquisition Holdings, Inc. 6.820% (LIBOR 3 Month + 3.75%), 12/22/2026(k)		39	37,067

abfunds.com	AB HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 8.165% (LIBOR 3 Month + 3.75%), 11/16/2025(k)	U.S.$	27	$24,087
Padagis, LLC 8.491% (LIBOR 3 Month + 4.75%), 07/06/2028(b)(k)		28	23,859
PetSmart, LLC 7.500% (LIBOR 1 Month + 3.75%), 02/11/2028(k)		79	75,873
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 8.924% (LIBOR 3 Month + 5.25%), 12/15/2027(k)		89	79,346

			289,446

Energy – 0.4%
CITGO Petroleum Corporation 9.365% (LIBOR 1 Month + 6.25%), 03/28/2024(k)		34	34,325
GIP II Blue Holding, L.P. 8.174% (LIBOR 3 Month + 4.50%), 09/29/2028(k)		206	203,462
Parkway Generation, LLC 8.500% (LIBOR 1 Month + 4.75%), 02/18/2029(k)		59	58,522

			296,309

Other Industrial – 0.2%
American Tire Distributors, Inc. 10.608% (LIBOR 3 Month + 6.25%), 10/20/2028(k)		82	75,393
Dealer Tire, LLC 8.004% (LIBOR 1 Month + 4.25%), 12/12/2025(k)		19	19,069
FCG Acquisitions, Inc. 10.424% (LIBOR 3 Month + 6.75%), 03/30/2029(b)(k)		30	28,050
Rockwood Service Corporation 8.004% (LIBOR 1 Month + 4.25%), 01/23/2027(k)		3	3,157

			125,669

Services – 0.1%
Amentum Government Services Holdings, LLC
7.674% (LIBOR 3 Month + 4.00%), 01/29/2027(b)(k)		15	14,202
8.170% (LIBOR 3 Month + 4.00%), 01/29/2027(b)(k)		5	4,713

44 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Garda World Security Corporation 7.240% (LIBOR 3 Month + 4.25%), 10/30/2026(k)	U.S.$	58	$54,929
Verscend Holding Corp. 7.754% (LIBOR 1 Month + 4.00%), 08/27/2025(b)(k)		26	25,493

			99,337

Technology – 0.7%
Ascend Learning, LLC 9.504% (LIBOR 1 Month + 5.75%), 12/10/2029(k)		50	42,312
Banff Guarantor, Inc. 9.254% (LIBOR 1 Month + 5.50%), 02/27/2026(k)		50	45,850
Boxer Parent Company, Inc. 7.504% (LIBOR 1 Month + 3.75%), 10/02/2025(k)		57	54,961
Endurance International Group Holdings, Inc. 6.698% (LIBOR 1 Month + 3.50%), 02/10/2028(k)		73	62,201
FINThrive Software Intermediate Holdings, Inc. 10.504% (LIBOR 1 Month + 6.75%), 12/17/2029(k)		50	42,725
Loyalty Ventures, Inc. 8.254% (LIBOR 1 Month + 4.50%), 11/03/2027(k)		125	38,618
Peraton Corp. 7.504% (LIBOR 1 Month + 3.75%), 02/01/2028(k)		33	31,306
Playtika Holding Corp. 6.504% (LIBOR 1 Month + 2.75%), 03/13/2028(k)		59	57,416
Presidio Holdings, Inc.
7.260% (LIBOR 1 Month + 3.50%), 01/22/2027(b)(k)		1	619
7.920% (LIBOR 3 Month + 3.50%), 01/22/2027(b)(k)		14	13,953
Veritas US, Inc. 8.674% (LIBOR 3 Month + 5.00%), 09/01/2025(k)		83	66,387

			456,348

			2,126,537

abfunds.com	AB HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Financial Institutions – 0.3%
Finance – 0.0%
Orbit Private Holdings I Ltd. 8.174% (LIBOR 3 Month + 4.50%), 12/11/2028(b)(k)	U.S.$	30		$28,956

Insurance – 0.3%
Cross Financial Corp. 7.813% (LIBOR 1 Month + 4.00%), 09/15/2027(k)		44		43,440
Hub International Limited
7.232% (LIBOR 3 Month + 3.25%), 04/25/2025(k)		0	**	166
7.528% (LIBOR 3 Month + 3.25%), 04/25/2025(k)		66		64,959
Jones DesLauriers Insurance Management, Inc. 12.063% (CDOR 3 Month + 7.50%), 03/26/2029(b)(k)	CAD	95		64,367
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 7.504% (LIBOR 1 Month + 3.75%), 09/03/2026(k)	U.S.$	49		47,856

				220,788

				249,744

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 7.504% (LIBOR 1 Month + 3.75%), 11/09/2026(k)	U.S.$	50		48,146

Total Bank Loans (cost $2,664,059)				2,424,427

EMERGING MARKETS - CORPORATE BONDS – 2.1%
Industrial – 2.0%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		91		73,605

Communications - Telecommunications – 0.2%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		180		159,138

Consumer Cyclical - Other – 1.4%
Allwyn Entertainment Financing UK PLC 4.446% (EURIBOR 3 Month + 4.12%), 02/15/2028(h)	EUR	113		105,105

46 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	236	$128,620
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		421	311,540
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	161,000
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		409	280,165

			986,430

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(b)(e)	ZAR	1	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(e)(f)(g)	U.S.$	17	9
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(e)(f)(g)		12	1

			10

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(c)(e)(f)(g)(l)		2	– 0	–
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(g)		96	10

			10

Technology – 0.3%
CA Magnum Holdings 5.375%, 10/31/2026(a)	U.S.$	200	167,500

			1,386,693

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LP 6.125%, 03/01/2026(g)		28	25,770

Total Emerging Markets - Corporate Bonds (cost $1,916,404)			1,412,463

		Shares
COMMON STOCKS – 0.6%
Energy – 0.2%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(b)(c)(e)		21,027	– 0	–
CHC Group LLC(c)		468	5
Diamond Offshore Drilling, Inc.(a)(c)		1,142	11,249
Vantage Drilling International(c)		118	2,124

			13,378

abfunds.com	AB HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 0.2%
Berry Corp.	2,975	$26,388
Chord Energy Corp.	47	7,195
Civitas Resources, Inc.	523	36,563
Denbury, Inc.(c)	339	30,988
Edcon Ltd.(b)(c)(e)	8,218	– 0	–
Global Partners LP/MA	1,004	33,714
SandRidge Energy, Inc.(c)	5	95

		134,943

		148,321

Consumer Discretionary – 0.1%
Diversified Consumer Services – 0.0%
Monitronics International, Inc.(c)	262	65

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(c)	151	6,603

Multiline Retail – 0.1%
ATD New Holdings, Inc.(c)	1,009	72,144
K201640219 South Africa Ltd. A Shares(b)(c)(e)	191,574	– 0	–
K201640219 South Africa Ltd. B Shares(b)(c)(e)	30,276	– 0	–

		72,144

		78,812

Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc.(b)(c)(e)	3,584	66,304

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Jackson Holdings SA(b)(c)(e)	402	– 0	–
Intelsat SA(c)	1,932	48,300

		48,300

Media – 0.0%
DISH Network Corp. – Class A(c)	100	1,491
iHeartMedia, Inc. – Class A(c)	1,045	8,653

		10,144

		58,444

Industrials – 0.1%
Construction & Engineering – 0.1%
WillScot Mobile Mini Holdings Corp.(c)	508	21,605

Electrical Equipment – 0.0%
Exide Corp.(b)(c)(e)	7	875

		22,480

48 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(c)	1,385	$2,188

Health Care – 0.0%
Pharmaceuticals – 0.0%
Mallinckrodt PLC(c)	91	1,380

Materials – 0.0%
Containers & Packaging – 0.0%
Westrock Co.	6	204

Metals & Mining – 0.0%
Neenah Enterprises, Inc.(b)(c)	4,481	– 0	–

		204

Total Common Stocks (cost $600,389)		378,133

PREFERRED STOCKS – 0.2%
Industrial – 0.1%
Consumer Cyclical - Automotive – 0.0%
Exide International Holdings LP 0.00%, (b)(c)(e)(g)	39	19,500

Energy – 0.0%
Gulfport Energy Corp. 10.00% (b)(c)	4	24,000

Industrial Conglomerates – 0.1%
WESCO International, Inc. Series A 10.625%	1,425	38,475

		81,975

Financial Institutions – 0.1%
Capital Markets – 0.1%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%	2,175	27,731

Consumer Discretionary – 0.0%
Household Durables – 0.0%
Hovnanian Enterprises, Inc. 7.625%	490	9,310

Total Preferred Stocks (cost $93,585)		119,016

abfunds.com	AB HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 0.1%
Mexico – 0.1%
Mexican Bonos Series M 5.75%, 03/05/2026	MXN	1,202	$53,492
Series M 20 10.00%, 12/05/2024		480	24,105

Total Governments - Treasuries (cost $91,135)			77,597

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.836% (LIBOR 1 Month + 4.25%), 11/25/2023(h)	U.S.$	19	18,959
Series 2014-HQ2, Class M3
7.336% (LIBOR 1 Month + 3.75%), 09/25/2024(h)		22	21,703
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 7.986% (LIBOR 1 Month + 4.40%), 01/25/2024(h)		4	4,405

			45,067

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/2036		4	1,988
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		4	1,673

			3,661

Total Collateralized Mortgage Obligations (cost $51,718)			48,728

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.1%
Non-Agency Fixed Rate CMBS – 0.1%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.481%, 07/10/2047(a)		15	13,135
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.057%, 01/10/2047(a)		12	4,758

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.883%, 01/15/2047(a)	U.S.$	29	$27,027

Total Commercial Mortgage-Backed Securities (cost $54,250)			44,920

		Shares
WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(c)		1,210	36
Willscot Corp., expiring 11/29/2022(b)(c)(e)		787	21,306

Total Warrants (cost $3,589)			21,342

		Principal Amount (000)
EMERGING MARKETS - TREASURIES – 0.0%
South Africa – 0.0%
Republic of South Africa Government Bond Series 2023 7.75%, 02/28/2023 (cost $21,059)	ZAR	283	15,409

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(b)(c) (cost $0)		3,442	3,872

SHORT-TERM INVESTMENTS – 7.8%
Investment Companies – 7.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(m)(n)(o) (cost $5,336,489)		5,336,489	5,336,489

Total Investments – 99.0% (cost $77,067,158)			67,629,340
Other assets less liabilities – 1.0%			668,490

Net Assets – 100.0%			$68,297,830

abfunds.com	AB HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	4	December 2022	$482,000	$(67,070)
U.S. T-Note 5 Yr (CBT) Futures	14	December 2022	1,492,313	(65,047)
U.S. T-Note 10 Yr (CBT) Futures	16	December 2022	1,769,500	(116,375)

Sold Contracts
Euro-OAT Futures	1	December 2022	131,319	5,653

				$(242,839)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	6,820	USD	6,588	12/08/2022	$(170,472)
Brown Brothers Harriman & Co.	GBP	207	USD	246	11/17/2022	8,232
Brown Brothers Harriman & Co.	MXN	1,195	USD	58	11/18/2022	(1,865)
Brown Brothers Harriman & Co.	EUR	153	USD	154	12/08/2022	1,761
Brown Brothers Harriman & Co.	EUR	662	USD	650	12/08/2022	(5,588)
Brown Brothers Harriman & Co.	USD	337	EUR	346	12/08/2022	5,812
Brown Brothers Harriman & Co.	USD	220	EUR	220	12/08/2022	(1,616)
Brown Brothers Harriman & Co.	CAD	99	USD	73	01/19/2023	(14)

						$(163,750)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	(5.00)%	Quarterly	5.19%	USD 2,590	$4,555	$78,206	$(73,651)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
USD	1,770	03/06/2023	3 Month LIBOR	2.714%	Quarterly/ Semi-Annual	$(12,230)	$—	$(12,230)
USD	2,835	09/02/2025	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	182,796	(8,311)	191,107
USD	961	01/15/2026	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	69,264	5,398	63,866
USD	651	02/16/2026	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	59,577	7,434	52,143
USD	150	03/31/2026	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	13,496	—	13,496
USD	100	05/03/2026	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	8,641	—	8,641
USD	800	06/01/2026	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	71,201	32,362	38,839
USD	4,650	04/28/2027	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	(386,912)	16,658	(403,570)
USD	350	05/03/2027	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	28,217	112	28,105
USD	940	03/06/2028	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	63,770	—	63,770

						$97,820	$53,653	$44,167

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB- Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	130	$49,368	$15,035	$34,333
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	134	30,431	12,628	17,803
Sale Contracts
BNP Paribas SA
Altice France SA, 6/20/2024*	5.00	Quarterly	5.28	EUR	70	10	2,063	(2,053)
Credit Suisse International
CDX-CMBX.NA.BB- Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	21	(7,954)	(2,390)	(5,564)
CDX-CMBX.NA.BB- Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	50	(18,924)	(5,277)	(13,647)

abfunds.com	AB HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	176	$(39,970)	$(11,269)	$(28,701)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	53	(11,896)	(3,267)	(8,629)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.43	USD	10	452	147	305
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	1.43	USD	20	903	458	445
CDX-CMBX.NA.BB- Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	117	(44,680)	(19,557)	(25,123)

						$(42,260)	$(11,429)	$(30,831)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs Bank USA
Markit iBoxx USD Contingent Convertible Liquid Developed Market AT1	1 Day SOFR	Maturity	USD 557	12/20/2022	$(29,182)

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $45,833,662 or 67.1% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Fair valued by the Adviser.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2022.

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PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of October 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Exide International Holdings LP	11/05/2020	$29,328		$19,500		0.03%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Intelsat Jackson Holdings SA 8.50%, 10/15/2024	09/05/2018 - 04/17/2019	– 0	–	– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	03/13/2015 - 06/30/2021	16,653		9		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	12/22/2016 - 06/30/2021	11,614		1		0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	36,767		– 0	–	0.00%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018 - 06/04/2019	28,004		25,770		0.04%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2020	4,111		– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013	96,161		10		0.00%

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(i)	Convertible security.

(j)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(k)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the SOFR/CDOR or the LIBOR/SOFR/CDOR floor rate plus spread at October 31, 2022.

(l)	Defaulted.

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB HIGH YIELD PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value Unaffiliated issuers (cost $71,730,669)	$62,292,851
Affiliated issuers (cost $5,336,489)	5,336,489
Cash collateral due from broker	311,720
Foreign currencies, at value (cost $8,603)	8,366
Unaffiliated interest receivable	999,390
Receivable for investment securities sold	110,411
Receivable for capital stock sold	83,479
Market value of credit default swaps (net premiums paid $30,331)	81,164
Receivable for variation margin on centrally cleared swaps	20,034
Unrealized appreciation on forward currency exchange contracts	15,805
Affiliated dividends receivable	9,421
Receivable for terminated total return swaps	8,455

Total assets	69,277,585

Liabilities
Due to Custodian	987
Payable for investment securities purchased	200,000
Unrealized depreciation on forward currency exchange contracts	179,555
Audit and tax fee payable	135,439
Payable for capital stock redeemed	127,067
Market value of credit default swaps (net premiums received $41,760)	123,424
Dividends payable	82,948
Custody and accounting fees payable	50,508
Unrealized depreciation on total return swaps	29,182
Payable for variation margin on futures	12,218
Advisory fee payable	4,349
Payable for capital gains taxes	4,029
Payable for variation margin on centrally cleared swaps	555
Transfer Agent fee payable	290
Distribution fee payable	196
Accrued expenses	29,008

Total liabilities	979,755

Net Assets	$68,297,830

Composition of Net Assets
Capital stock, at par	$8,317
Additional paid-in capital	88,648,768
Accumulated loss	(20,359,255)

$68,297,830

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,000,327	121,794	$8.21	*

Advisor	$67,249,210	8,189,472	$8.21

Z	$48,293	5,880	$8.21

*	The maximum offering price per share for Class A shares was $8.57, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 57

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest (net of foreign taxes withheld of $1,111)	$3,443,912
Dividends
Affiliated issuers	28,204
Unaffiliated issuers	25,593	$3,497,709

Expenses
Advisory fee (see Note B)	281,116
Transfer agency—Class A	1,017
Transfer agency—Advisor Class	68,296
Transfer agency—Class Z	15
Distribution fee—Class A	2,262
Audit and tax	142,549
Custody and accounting	107,903
Administrative	81,463
Registration fees	69,961
Legal	37,996
Printing	29,964
Directors’ fees	17,028
Miscellaneous	5,240

Total expenses	844,810
Less: expenses waived and reimbursed by the Adviser (see Note B)	(469,606)

Net expenses		375,204

Net investment income		3,122,505

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(1,039,088)
Forward currency exchange contracts		905,936
Futures		(491,522)
Swaps		(129,751)
Written swaptions		45,105
Foreign currency transactions		84,588
Net change in unrealized appreciation (depreciation) on:
Investments(b)		(10,488,876)
Forward currency exchange contracts		(233,744)
Futures		(182,673)
Swaps		3,584
Foreign currency denominated assets and liabilities		(1,498)

Net loss on investment and foreign currency transactions		(11,527,939)

Net Decrease in Net Assets from Operations		$(8,405,434)

(a)	Net of foreign realized capital gains taxes of $166.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $1,870.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	For the Period January 1, 2021 to October 31, 2021(a)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,122,505	$1,969,179	$2,090,232
Net realized gain (loss) on investment and foreign currency transactions	(624,732)	1,151,868	129,191
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(10,903,207)	(646,735)	970,654

Net increase (decrease) in net assets from operations	(8,405,434)	2,474,312	3,190,077
Distributions to Shareholders
Class A	(48,807)	(1,360)	– 0	–
Advisor Class	(3,658,061)	(2,142,401)	(2,379,537)
Class Z	(4,016)	(544)	– 0	–
Capital Stock Transactions
Net increase (decrease)	16,588,915	24,744,091	(2,277,269)

Total increase (decrease)	4,472,597	25,074,098	(1,466,729)
Net Assets
Beginning of period	63,825,233	38,751,135	40,217,864

End of period	$68,297,830	$63,825,233	$38,751,135

(a)	The Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 59

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Fund”), a diversified portfolio. On April 30, 2021, the Fund’s name was changed from the AB FlexFee High Yield Portfolio to AB High Yield Portfolio and the fiscal year end changed from December 31 to October 31. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Effective April 30, 2021 the Fund recommenced offering of Class A and Class Z shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class C, Class R, Class K or Class I were outstanding as of October 31, 2022. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

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NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value

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NOTES TO FINANCIAL STATEMENTS (continued)

analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$49,738,027		$3,332	#	$49,741,359
Corporates – Investment Grade		– 0	–	8,005,585		– 0	–	8,005,585
Bank Loans		– 0	–	2,167,303		257,124		2,424,427
Emerging Markets – Corporate Bonds		– 0	–	1,412,453	#	10	#	1,412,463
Common Stocks		190,440		120,514		67,179	#	378,133
Preferred Stocks		47,785		27,731		43,500		119,016
Governments – Treasuries		– 0	–	77,597		– 0	–	77,597
Collateralized Mortgage Obligations		– 0	–	48,728		– 0	–	48,728
Commercial Mortgage-Backed Securities		– 0	–	44,920		– 0	–	44,920
Warrants		36		– 0	–	21,306		21,342
Emerging Markets – Treasuries		– 0	–	15,409		– 0	–	15,409
Rights		– 0	–	– 0	–	3,872		3,872
Short-Term Investments:
Investment Companies		5,336,489		– 0	–	– 0	–	5,336,489

Total Investments in Securities		5,574,750		61,658,267		396,323		67,629,340

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Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$5,653		$	– 0	–	$	– 0	–	$5,653	†
Forward Currency Exchange Contracts	– 0	–		15,805			– 0	–	15,805
Centrally Cleared Credit Default Swaps	– 0	–		4,555			– 0	–	4,555	†
Centrally Cleared Interest Rate Swaps	– 0	–		496,962			– 0	–	496,962	†
Credit Default Swaps	– 0	–		81,164			– 0	–	81,164
Liabilities
Futures	(248,492)			– 0	–		– 0	–	(248,492	)†
Forward Currency Exchange Contracts	– 0	–		(179,555)			– 0	–	(179,555)
Centrally Cleared Interest Rate Swaps	– 0	–		(399,142)			– 0	–	(399,142	)†
Credit Default Swaps	– 0	–		(123,424)			– 0	–	(123,424)
Total Return Swaps	– 0	–		(29,182)			– 0	–	(29,182)

Total	$5,331,911			$61,525,450			$396,323		$67,253,684

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective April 30, 2021, under an amended advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. Prior to April 30, 2021, the Fund calculated and accrued daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The prior advisory fee was increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depended on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeded, or was exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment was calculated and accrued daily, according to a schedule that added or subtracted .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeded or lagged the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) could not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeded, or was exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund paid the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund paid to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance was measured (“Performance Period”) was initially from February 26, 2018 to December 31, 2019 and thereafter was each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser had agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets if such amount was less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the period from January 1, 2021 until the

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implementation of the new advisory fee on April 30, 2021, the Fund paid the minimum fee under the prior advisory fee arrangement (0.20% of the Fund’s average daily net assets) as a result of a fee waiver by the Adviser.

Effective April 30, 2021, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .85%, .60% and .60% of daily average net assets for the Class A, Advisor Class and Class Z, respectively. For the year ended October 31, 2022, such reimbursements/waivers amounted to $386,176. The Expense Cap will remain in effect until January 31, 2023 and then may be continued thereafter from year to year by the Adviser.

Any fees waived and expenses borne by the Adviser between February 26, 2018 and December 31, 2019 are/were subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amount to $484,978 for the year ended December 31, 2019. Prior to April 30, 2021, the Advisor had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than the advisory fee, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis from exceeding .10% of average daily net assets. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth in the preceding sentence) to exceed .10% of average daily net assets.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $81,463.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,340 for the year ended October 31, 2022.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $1,967.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,464	$44,725	$41,853	$5,336	$28

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$40,728,207		$28,336,430
U.S. government securities	– 0	–	309,621

As of October 31, 2022, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$77,127,181

Gross unrealized appreciation	$1,006,348
Gross unrealized depreciation	(11,030,624)

Net unrealized depreciation	$(10,024,276)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2022, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated

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movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront

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premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$5,653	*	Receivable/Payable for variation margin on futures	$248,492	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	459,967	*	Receivable/Payable for variation margin on centrally cleared swaps	415,800	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	15,805		Unrealized depreciation on forward currency exchange contracts	179,555

Credit contracts	Market value of credit default swaps	81,164		Market value of credit default swaps	123,424

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit contracts			Receivable/Payable for variation margin on centrally cleared swaps	$73,651	*

Credit contracts			Unrealized depreciation on total return swaps	29,182

Total		$562,589		$1,070,104

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$(9,659)	$106,898

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	(481,445)	(175,498)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	905,936	(233,744)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	(120,092)	(103,314)

Credit Contracts	Net realized gain/(loss) on written swaptions; Net change in unrealized appreciation (depreciation) on written swaptions	45,105	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(10,077)	$(7,175)

Total		$329,768	$(412,833)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,590,000	(a)
Average notional amount of sale contracts	$3,413,789	(b)
Centrally Cleared Interest Rate Swaps
Average notional amount	$13,207,000
Credit Default Swaps:
Average notional amount of buy contracts	$334,264
Average notional amount of sale contracts	$701,904
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$186,535	(c)
Average principal amount of sale contracts	$4,865,719
Futures:
Average notional amount of buy contracts	$4,459,399
Average notional amount of sale contracts	$166,297
Total Return Swaps:
Average notional amount	$750,355
Written Swaptions:
Average notional amount	$2,910,000	(d)

a)	Positions were open for one month during the reporting period.

b)	Positions were open for eleven months during the reporting period.

c)	Positions were open for ten months during the reporting period.

d)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$10	$	– 0	–	$	– 0	–	$	– 0	–	$10
Brown Brothers Harriman & Co.	15,805		(9,083)			– 0	–		– 0	–	6,722
Credit Suisse International	49,368		(26,878)			– 0	–		– 0	–	22,490
Goldman Sachs Bank USA/Goldman Sachs International	31,786		(31,786)			– 0	–		– 0	–	– 0	–

Total	$96,969		$(67,747)		$	– 0	–	$	– 0	–	$29,222	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$170,472	$	– 0	–	$	– 0	–	$	– 0	–	$170,472
Brown Brothers Harriman & Co.	9,083		(9,083)			– 0	–		– 0	–	– 0	–
Credit Suisse International	26,878		(26,878)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	51,866		– 0	–		– 0	–		– 0	–	51,866
Goldman Sachs Bank USA/Goldman Sachs International	73,862		(31,786)			– 0	–		– 0	–	42,076

Total	$332,161		$(67,747)		$	– 0	–	$	– 0	–	$264,414	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares						Amount
	Year Ended October 31, 2022		January 1, 2021 to October 31, 2021(a)		Year Ended December 31, 2020		Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(a)		Year Ended December 31, 2020

Class A*
Shares sold	110,732		15,725		– 0	–	$1,074,065	$157,857		$	– 0	–

Shares issued in reinvestment of dividends	1,981		90		– 0	–	17,332	899			– 0	–

Shares redeemed	(6,734)		– 0	–	– 0	–	(59,373)	– 0	–		– 0	–

Net increase	105,979		15,815		– 0	–	$1,032,024	$158,756		$	– 0	–

Advisor Class
Shares sold	5,003,503		3,689,392		1,342,319		$45,166,837	$36,953,019			$12,290,493

Shares issued in reinvestment of dividends	218,017		90,586		121,319		1,949,901	905,458			1,122,225

Shares redeemed	(3,405,602)		(1,335,401)		(1,709,250)		(31,564,032)	(13,332,322)			(15,689,987)

Net increase (decrease)	1,815,918		2,444,577		(245,612)		$15,552,706	$24,526,155			$(2,277,269)

Class Z*
Shares sold	2,395		5,880		– 0	–	$24,001	$59,180		$	– 0	–

Shares issued in reinvestment of dividends	90		– 0	–	– 0	–	834	– 0	–		– 0	–

Shares redeemed	(2,485)		– 0	–	– 0	–	(20,650)	– 0	–		– 0	–

Net increase	– 0	–	5,880		– 0	–	$4,185	$59,180		$	– 0	–

(a)	The Fund changed its fiscal year end from December 31 to October 31.

*	Commenced distribution on April 30, 2021.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of

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NOTES TO FINANCIAL STATEMENTS (continued)

existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However,

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NOTES TO FINANCIAL STATEMENTS (continued)

banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but

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NOTES TO FINANCIAL STATEMENTS (continued)

there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2022, period ended October 31, 2021 and year ended December 31, 2020 were as follows:

	November 1, 2021 to October 31, 2022	January 1, 2021 to October 31, 2021	January 1, 2020 to December 31, 2020
Distributions paid from:
Ordinary income	$3,710,884	$2,144,305	$2,379,537

Total taxable distributions paid	$3,710,884	$2,144,305	$2,379,537

As of December 31, 2021, the Fund’s most recent tax year-end, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$42,753
Accumulated capital and other losses	(9,133,476	)(a)
Unrealized appreciation (depreciation)	601,097	(b)

Total accumulated earnings/(deficit)	$(8,489,626	)(c)

(a)

As of December 31, 2021, the Fund had a net capital loss carryforward of $9,133,476. During the tax year, the Fund utilized $856,675 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, return of capital distributions received from underlying securities, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, the Fund’s most recent tax year end, the Fund had a net short-term capital loss carryforward of $4,806,884 and a net long-term capital loss carryforward of $4,326,592, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2022		April 30, 2021(a) to October 31, 2021(b)		November 1, 2017 to February 26, 2018(a)		Year Ended October 31, 2017

Net asset value, beginning of period	$ 9.98		$ 9.98		$ 9.71		$ 9.46

Income From Investment Operations

Net investment income(c)(d)	.44		.17		.15		.46

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)		.05		(.18)		.25

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (e)

Net increase (decrease) in net asset value from operations	(1.25)		.22		(.03)		.71

Less: Dividends and Distributions

Dividends from net investment income	(.52)		(.22)		(.12)		(.42)

Return of capital	– 0	–	– 0	–	– 0	–	(.04)

Total dividends and distributions	(.52)		(.22)		(.12)		(.46)

Net asset value, end of period	$ 8.21		$ 9.98		$ 9.56		$ 9.71

Total Return

Total investment return based on net asset value(f)*	(12.89)%		2.23%		(.02)%		7.61%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,001		$158		$3,131		$5,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.85%		.85	%^	.95	%^	.95%

Expenses, before waivers/reimbursements(g)(h)†	1.61%		2.28	%^	3.27	%^	2.64%

Net investment income(d)	4.88%		3.43	%^	4.70	%^	4.82%

Portfolio turnover rate+++	48%		36%		75%		65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%		.00	%^	.00	%^	.01%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(b)	Year Ended December 31,	November 1, 2018 to December 31, 2018(i)	Year Ended October 31, 2018
2020	2019

Net asset value, beginning of period	$ 9.98	$ 9.86	$ 9.63	$ 8.90	$ 9.36	$ 9.71

Income From Investment Operations

Net investment income(c)(d)	.45	.38	.50	.52	.09	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.68)	.16	.30	.77	(.41)	(.37)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(e)

Net increase (decrease) in net asset value from operations	(1.23)	.54	.80	1.29	(.32)	.13

Less: Dividends

Dividends from net investment income	(.54)	(.42)	(.57)	(.56)	(.14)	(.48)

Net asset value, end of period	$ 8.21	$ 9.98	$ 9.86	$ 9.63	$ 8.90	$ 9.36

Total Return

Total investment return based on net asset value(f)*	(12.68)%	5.56%	8.95	%+	14.77	%+	(3.45)%	1.32	%**

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$67,249	$63,608	$38,751	$40,218	$30,509	$33,990

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.60%	.51	%^	.70%	.29	%++	.29	%^++	.33%

Expenses, before waivers/reimbursements(g)(h)†	1.35%	1.74	%^	2.17%	1.84	%++	3.25	%^++	2.56%

Net investment income(d)	5.00%	4.60	%^	5.41%	5.45%	5.73	%^	5.20%

Portfolio turnover rate+++	48%	36%	75%	40%	5%	75%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00	%^	.00%	.01%	.01	%^	.01%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31, 2022		April 30, 2021(a) to October 31 2021(b)		November 1, 2017 to February 26, 2018(a)		Year Ended October 31, 2017

Net asset value, beginning of period	$ 9.98		$ 9.98		$ 9.70		$ 9.45

Income From Investment Operations

Net investment income(c)(d)	.44		.18		.16		.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.67)		.05		(.18)		.24

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00 (e)

Net increase (decrease) in net asset value from operations	(1.23)		.23		(.02)		.73

Less: Dividends and Distributions

Dividends from net investment income	(.54)		(.23)		(.13)		(.43)

Return of capital	– 0	–	– 0	–	– 0	–	(.05)

Total dividends and distributions	(.54)		(.23)		(.13)		(.48)

Net asset value, end of period	$ 8.21		$ 9.98		$ 9.55		$ 9.70

Total Return

Total investment return based on net asset value(f)*	(12.67)%		2.36%		.14%		7.91%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$48		$59		$417		$499

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(h)†	.60%		.60	%^	.70	%^	.73%

Expenses, before waivers/reimbursements(g)(h)†	1.27%		1.92	%^	2.78	%^	1.41%

Net investment income(d)	4.87%		3.61	%^	5.04	%^	5.12%

Portfolio turnover rate+++	48%		36%		75%		65%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%		.00	%^	.00	%^	.01%

See footnote summary on page 90.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Class A and Class Z shares of the Fund were not in operation from February 26, 2018 until April 30, 2021.

(b)	The Fund changed its fiscal year end from December 31 to October 31.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended October 31, 2022	January 1, 2021 to October 31, 2021(b)		Year Ended December 31,		November 1, 2018 to December 31, 2018(i)		Year Ended October 31,
				2020	2019			2018		2017
Class A

Net of waivers/ reimbursements	.85%	.85	%^	N/A	N/A	N/A		.95	%(a)^	.95%
Before waivers/ reimbursements	1.61%	2.28	%^	N/A	N/A	N/A		3.27	%(a)^	2.69%
Advisor Class

Net of waivers/ reimbursements	.60%	.51	%^	.70%	.29%	.29	%^	.31%		.70%
Before waivers/ reimbursements	1.35%	1.74	%^	2.17%	1.84%	3.25	%^	2.54%		2.54%
Class Z

Net of waivers/ reimbursements	.60%	.60	%^	N/A	N/A	N/A		.70	%(a)^	.73%
Before waivers/ reimbursements	1.27%	1.92	%^	N/A	N/A	N/A		2.77	%(a)^	1.47%

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended December 31, 2019, period ended December 31, 2018, years ended October 31, 2018 and October 31, 2017, such waivers amounted to ..01%, .01% (annualized), .01% and .01%, respectively.

(i)	The Fund changed its fiscal year end from October 31 to December 31.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2019, October 31, 2018 and October 31, 2017 by .01%, .03% and .07%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Yield Portfolio, (formerly known as AB FlexFee High Yield Portfolio) (the “Fund”), (one of the portfolios constituting the AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the period from January 1, 2021 through October 31, 2021 and for the year ended December 31, 2020, the financial highlights for each of the periods indicated therein through October 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting the AB Bond Fund, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for the year then ended, the period from January 1, 2021 through October 31, 2021 and for the year ended December 31, 2020, and its financial highlights for each of the periods indicated therein through October 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the tax year ended December 31, 2021. For foreign shareholders, 67.78% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Robert Schwartz(2), Vice President William Smith(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nasvhille, TN 37203

Transfer Agent

AllianceBernstein
Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld, Schwartz and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 46 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.# Chairman of the Board 81 (2014)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and he currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,# 78 (2014)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 74 (2014)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,# 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,# 70 (2014)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Head of Fixed-Income.

William Smith 35	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also a Director of US High Yield Credit.

Robert Schwartz 50	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Board Consideration of Amendment to the Fund’s Advisory Agreement

At the Board Meeting held by video conference on November 3-5, 2020, the Adviser presented its recommendation that the Board of Directors (the “Board” or “Directors”) of AB Bond Fund, Inc. (the “Company”) consider and approve an amendment to the Company’s then-current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB FlexFeeTM High Yield Portfolio (the “Fund”)* to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) and eliminate the performance-based advisory fee. The Adviser cited the following reasons for its recommendation:

•

The performance-based fee structure has failed to increase investor demand and attract significant assets for the Fund, making it more difficult for the Fund to achieve economies of scale. The Adviser also observed that the Fund’s then-current advisory fee structure was not in line with those of peer funds, noting that few other firms had made a substantial effort to launch fulcrum fee funds since implementation of the performance-based fee structure for the Fund in 2018.

•	The methodology used to calculate the performance-based fee is complex, preventing the Fund from being more competitive in the mutual fund marketplace.

•

The performance-based fee structure creates uncertainty for investors in reasonably predicting Fund expenses, due to significant fluctuations in advisory fees and total expense ratios that can result from fund performance fluctuations. This was a particular issue in the qualified plan context, where uncertainty about the amount of future fees has been a concern.

At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two-year period, at the Board Meeting. The Board, including the Independent Directors, also recommended approval of the Amended Agreement by stockholders.

At the Board Meeting, the Board also approved, upon recommendation of the Adviser, (i) changing the Fund’s name to “AB High Yield Portfolio”; (ii) changing the benchmark against which the Fund’s performance is compared in the Fund’s prospectus and shareholder reports from the Markit iBoxx USD Liquid High Yield Index to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the index used by the Fund

*	Effective April 30, 2021, the Fund changed its name to AB High Yield Portfolio.

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prior to the implementation of the performance-based fee structure; (iii) changing the Fund’s fiscal year end from December 31 to October 31, to be consistent with the other fixed-income mutual funds advised by the Adviser with conventional asset-based advisory fees; and (iv) changing the Fund’s dividend policy to declare dividends daily instead of monthly. The Directors also noted the Adviser’s intent, in connection with these changes, to offer Class A and Class Z shares in addition to Advisor Class shares. Implementation of the foregoing changes and actions was conditioned upon approval by stockholders of the Amended Agreement and would be effective on or about May 1, 2021.

The Directors also considered that the Fund would not bear the expenses relating to the above-referenced changes, including expenses relating to the special meeting of stockholders called to approve the Amended Agreement and the preparation, printing and mailing of the proxy materials and of all related solicitations, in light of the applicable expense limitation agreement and the Adviser’s agreement to bear such expenses to the extent not subject to such expense limitation agreement.

At the Board Meeting, the Directors also approved the continuance of the Fund’s then-current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to their approval of the Amended Agreement and the continuance of the then-current Advisory Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement and the proposed continuance of the then-current Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The Directors also discussed the proposed approvals in private sessions with counsel.

The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the then-current Advisory Agreement, except for (i) the absence of the performance-based advisory fee and adoption of a more conventional advisory fee, which would consist of an advisory fee with breakpoints at specific asset levels (based on the Fund’s average daily net assets) under the Amended Agreement and (ii) the change in the name of the Fund.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its

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responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the then-current and proposed management fees. In connection with their consideration of the then-current management fee, the Directors considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the then-current Advisory Agreement and the Amended Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services provided by the Adviser under the then-current Advisory Agreement and to be provided under the Amended Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The Directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio

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management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the then-current Advisory Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser had not requested any reimbursements from the Fund in 2020 through the date of the Board Meeting, in the Fund’s fiscal year ended December 31, 2019, in the two-month fiscal period ended December 31, 2018 and in the fiscal year ended October 31, 2018. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the then-current Advisory Agreement and to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s then-current Advisory Agreement the Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the Directors. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the then-current Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The Directors noted that the Fund was not profitable to the Adviser in the periods reviewed. The Directors noted that, due to the performance fee component of the advisory fee under the then-current Advisory Agreement, profitability would tend to be higher with better performance relative to the Fund’s benchmark index, which they considered to create an appropriate alignment of incentives. The Directors noted that, due to the elimination of the performance fee, profitability in respect of periods after the effective date of the Amended Agreement (if it becomes effective) would no longer be directly affected by investment performance relative to the Fund’s benchmark index.

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The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Agreement and the Directors recognized that such information for 2021 and subsequent years would differ from that reviewed previously as a result of the elimination of the performance fee.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, and the money market fund advised by the Adviser in which the Fund invests. including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of Class A shares to be offered with the implementation of the Amended Agreement, and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Board Meeting, the Directors reviewed performance information for the Fund’s operations prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year period ended July 31, 2020. Based on their review, the Directors concluded that the Fund’s investment performance was acceptable. In connection with their consideration of the Amended Agreement, the Directors noted that the Fund’s performance would have been different had the fee schedule in the Amended Agreement been in effect during such periods.

Management Fees and Other Expenses

The Directors considered the advisory fee rate payable by the Fund to the Adviser under the then-current Advisory Agreement and the proposed advisory fee rate payable by the Fund to the Adviser under the Amended Agreement, and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The Directors considered the

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Fund’s contractual effective advisory fee rate under the then-current Advisory Agreement against a peer group median. The Directors also compared the Fund’s proposed contractual effective advisory fee rate under the Amended Agreement with a peer group median. The information reviewed by the Directors showed that its proposed contractual effective advisory fee rate under the Amended Agreement was lower than the peer group median.

The Directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule under the then-current Advisory Agreement and the Amended Agreement, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund stockholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their

abfunds.com	AB HIGH YIELD PORTFOLIO | 109

advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s operations under the then-current performance-based advisory fee structure, the Directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the Directors considered the Adviser’s expense cap for the Fund. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed implementation of an asset-based advisory fee with breakpoints at specific asset levels as provided in the Amended Agreement, the Directors considered the proposed total expense ratio of the Advisor Class shares of the Fund (Class A and Class Z shares will also be offered) in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s proposed expense cap for the Fund’s Advisor Class shares, with corresponding expense caps for the other classes of shares, for an initial period to end no earlier than April 30, 2022. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s proposed expense ratios were acceptable.

Economies of Scale

The Directors noted that the proposed advisory fee schedule for the Fund in the Amended Agreement, unlike the advisory fee schedule in the then-current Advisory Agreement, contains breakpoints that reduce the fee rates on assets above specified levels. The Directors took into consideration prior presentations by an independent consultant on economies of

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scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The Directors also previously discussed economies of scale with an independent fee consultant. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board Meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the Directors concluded that the Fund’s stockholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB HIGH YIELD PORTFOLIO | 111

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

112 | AB HIGH YIELD PORTFOLIO	abfunds.com

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HY-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

ANNUAL REPORT

December 6, 2022

This report provides management’s discussion of fund performance for the AB Income Fund for the annual reporting period ended October 31, 2022.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	-10.16%	-18.83%

Class C Shares	-10.49%	-19.41%

Advisor Class Shares[1]	-10.03%	-18.60%

Class Z Shares[1]	-10.02%	-18.57%

Bloomberg US Aggregate Bond Index	-6.86%	-15.68%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, all share classes underperformed the benchmark, before sales charges. During the 12-month period, overall duration exposure and yield-curve positioning were the largest detractors, relative to the benchmark, as overweights on the two- to 10-year parts of the curve lost more than gains from underweights on the 20- to 30-year parts of the curve. Sector allocation also detracted, mostly from off-benchmark exposure to emerging-market sovereign and corporate bonds, and exposure to collateralized loan obligations. These sector losses were partially offset by an overweight to US Treasuries, off-benchmark exposure to high-yield corporate bonds, and underweights to investment-grade corporate bonds and US agency mortgages. Security selection within high-yield corporate bonds, emerging-market sovereign bonds and US agency mortgages also detracted, and were partially offset by gains from selection within commercial mortgage-backed securities (“CMBS”). An off-benchmark country allocation to Canada contributed more than a loss from a minor position in Russia. Currency decisions did not materially impact performance during the period.

2 | AB INCOME FUND	abfunds.com

In the six-month period, overall duration exposure and yield-curve positioning were the largest detractors, as losses from overweights on the two- to 10-year parts of the yield curve detracted more than gains from underweights on the 20- to 30-year parts of the curve. Sector allocation also negatively impacted performance, mostly due to off-benchmark exposure to emerging-market sovereign bonds, collateralized loan obligations and bank loans, which was partially offset by gains from an overweight to US Treasuries and an underweight to US agency mortgages. Security selection also detracted, primarily from selection within emerging-market sovereign bonds, high-yield and investment-grade corporate bonds, and US agency mortgages that was partially offset by selection within CMBS. Country allocation was a minor contributor to performance results, as exposure to Canada added more than exposure to Australia during the period. Currency decisions did not materially impact results.

During both periods, the Fund utilized derivatives in the form of treasury futures and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Consumer Price Index swaps were utilized to obtain active inflation exposure. Currency forwards were used to hedge foreign currency exposure. Credit default swap indices were used to take active high-yield credit risk. CMBS indices were used to take active commercial real estate exposure. During the 12-month period, interest rate swaptions were used to manage and hedge duration risk, generate income and/or to take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets during the 12-month period ended October 31, 2022. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan, Canada and Australia. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US outperformed US Treasuries, while eurozone high yield outperformed eurozone treasuries. Emerging-market sovereign bonds materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds hedged to the US dollar outperformed US investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and most emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in

abfunds.com	AB INCOME FUND | 3

government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent, subject to the limits of applicable law. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than

6 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016, shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/2012 to 10/31/2022) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1

Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			6.07%

1 Year	-18.83%	-22.27%

5 Years	-1.35%	-2.20%

Since Inception[2]	0.21%	-0.45%

CLASS C SHARES			5.56%

1 Year	-19.41%	-20.20%

5 Years	-2.08%	-2.08%

Since Inception[2]	-0.52%	-0.52%

ADVISOR CLASS SHARES[3,4]			6.59%

1 Year	-18.60%	-18.60%

5 Years	-1.10%	-1.10%

10 Years	1.43%	1.43%

CLASS Z SHARES[4]			6.62%

1 Year	-18.57%	-18.57%

Since Inception[2]	-4.63%	-4.63%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.80%, 1.55%, 0.55% and 0.49% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser through April 22, 2018, under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

3	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

4

These share classes are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-21.43%

5 Years	-1.98%

Since Inception[1]	-0.23%

CLASS C SHARES

1 Year	-19.36%

5 Years	-1.87%

Since Inception[1]	-0.30%

ADVISOR CLASS SHARES[2,3]

1 Year	-17.74%

5 Years	-0.88%

10 Years	1.64%

CLASS Z SHARES[3]

1 Year	-17.71%

Since Inception[1]	-4.30%

1	Inception dates: 4/21/2016 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2	Performance returns of Advisor Class shares for the periods prior to April 21, 2016, are based on the NAV per share of the Predecessor Fund.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$898.40	$6.46	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%
Class C
Actual	$1,000	$895.10	$10.03	2.10%
Hypothetical**	$1,000	$1,014.62	$10.66	2.10%
Advisor Class
Actual	$1,000	$899.70	$5.27	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class Z
Actual	$1,000	$899.80	$5.22	1.09%
Hypothetical**	$1,000	$1,019.71	$5.55	1.09%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,630.2

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following types: Asset-Backed Securities, Common Stocks, Local Governments–US Municipal Bonds, Preferred Stocks and Warrants.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY (continued)

October 31, 2022 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following: Angola, Australia, Bermuda, Chile, Denmark, Dominican Republic, Ecuador, El Salvador, Finland, Germany, Ghana, Hong Kong, Indonesia, Israel, Italy, Ivory Coast, Jamaica, Japan, Kazakhstan, Kenya, Kuwait, Lebanon, Macau, Morocco, Netherlands, Nigeria, Norway, Pakistan, Panama, Senegal, South Africa, Spain, Sweden, Turkey and Ukraine.

14 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2022

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 75.5%
Canada – 5.7%
Canadian Government Bond 1.00%, 09/01/2026	CAD	225,418	$150,294,661

United States – 69.8%
U.S. Treasury Bonds 3.00%, 08/15/2052(a)	U.S.$	49,257	39,220,488
U.S. Treasury Notes 2.875%, 05/15/2032(a)		342,529	309,988,926
4.125%, 09/30/2027(a)(b)(c)(d)		528,947	525,806,477
4.25%, 10/31/2027		509,098	506,313,970
4.375%, 10/31/2024		455,821	454,752,769

			1,836,082,630

Total Governments - Treasuries (cost $2,021,706,343)			1,986,377,291

MORTGAGE PASS-THROUGHS – 19.5%
Agency Fixed Rate 30-Year – 19.5%
Federal Home Loan Mortgage Corp. Series 2020 2.50%, 08/01/2050		49,351	41,019,079
2.50%, 09/01/2050		39,019	32,420,344
4.50%, 02/01/2050		2,724	2,600,088
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		1	1,329
Series 1999 7.50%, 11/01/2029		5	5,234
Series 2020 4.50%, 02/01/2050		6,545	6,236,753
Government National Mortgage Association Series 2021 4.00%, 11/21/2052, TBA		13,732	12,647,373
4.50%, 11/21/2052, TBA		70,886	67,148,902
Uniform Mortgage-Backed Security Series 2022 3.00%, 11/01/2052, TBA		61,874	52,530,134
3.50%, 11/01/2052, TBA		82,946	72,940,899
4.00%, 11/01/2052, TBA		44,832	40,775,927
4.50%, 11/01/2052, TBA		133,971	125,629,464
5.00%, 11/01/2052, TBA		62,077	59,831,803

Total Mortgage Pass-Throughs (cost $540,165,290)			513,787,329

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 17.4%
Financial Institutions – 11.0%
Banking – 7.3%
AIB Group PLC 4.263%, 04/10/2025(e)	U.S.$	5,750	$5,480,555
7.583%, 10/14/2026(e)		8,459	8,410,530
Ally Financial, Inc. 8.00%, 11/01/2031		75	76,990
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(e)		3,765	3,301,152
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(e)		3,998	3,847,075
Banco Santander SA 4.175%, 03/24/2028		2,800	2,466,044
5.179%, 11/19/2025		4,000	3,801,720
Bank of America Corp. Series X 6.25%, 09/05/2024(f)		5,833	5,677,317
Series Z 6.50%, 10/23/2024(f)		869	859,371
Bank of Ireland Group PLC 6.253%, 09/16/2026(e)		2,167	2,094,167
Barclays PLC 7.125%, 06/15/2025(f)	GBP	333	350,646
7.25%, 03/15/2023(e)(f)		1,350	1,537,017
7.385%, 11/02/2028	U.S.$	3,394	3,377,234
8.00%, 03/15/2029(f)		8,072	7,244,458
BBVA Bancomer SA/Texas 5.875%, 09/13/2034(e)		5,343	4,446,578
BNP Paribas SA 4.625%, 02/25/2031(e)(f)		2,244	1,553,656
7.75%, 08/16/2029(e)(f)		3,972	3,750,601
Citigroup, Inc. 3.875%, 02/18/2026(f)		3,286	2,696,097
5.95%, 01/30/2023(f)		1,726	1,713,625
Series T 6.25%, 08/15/2026(f)		1,126	1,088,200
Series U 5.00%, 09/12/2024(f)		2,540	2,261,565
Series V 4.70%, 01/30/2025(f)		1,811	1,451,118
Series W 4.00%, 12/10/2025(f)		2,865	2,415,224

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Comerica, Inc. 5.625%, 07/01/2025(f)	U.S.$	7,029	$6,816,162
Credit Agricole SA 8.125%, 12/23/2025(e)(f)		4,972	4,947,538
Credit Suisse Group AG 6.373%, 07/15/2026(e)		1,114	1,039,061
Danske Bank A/S 3.244%, 12/20/2025(e)		200	184,668
4.298%, 04/01/2028(e)		4,773	4,211,075
Deutsche Bank AG/New York NY 6.119%, 07/14/2026		4,938	4,720,530
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		1,568	1,543,539
HSBC Holdings PLC 4.60%, 12/17/2030(f)		758	500,515
4.762%, 03/29/2033		3,659	2,908,539
6.375%, 03/30/2025(f)		707	627,979
7.336%, 11/03/2026		9,148	9,166,021
ING Groep NV 6.50%, 04/16/2025(f)		6,341	5,773,671
6.75%, 04/16/2024(e)(f)		3,383	3,206,103
JPMorgan Chase & Co. 4.323%, 04/26/2028		9,095	8,466,263
Mitsubishi UFJ Financial Group, Inc. 5.017%, 07/20/2028		3,927	3,735,402
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		6,110	5,901,282
Morgan Stanley 4.21%, 04/20/2028		3,639	3,368,258
6.296%, 10/18/2028		10,098	10,189,387
Nationwide Building Society 4.302%, 03/08/2029(e)		2,000	1,741,920
Nordea Bank Abp 6.625%, 03/26/2026(e)(f)		8,725	8,256,380
PNC Financial Services Group, Inc. (The) Series O 6.46% (LIBOR 3 Month + 3.68%), 02/01/2023(f)(g)		1,247	1,245,030
Standard Chartered PLC 5.925% (LIBOR 3 Month + 1.51%), 01/30/2027(e)(f)(g)		7,500	5,526,450
7.75%, 08/15/2027(e)(f)		290	265,362
Swedbank AB Series NC5 5.625%, 09/17/2024(e)(f)		8,800	8,280,272
Truist Financial Corp. Series Q 5.10%, 03/01/2030(f)		14,180	12,467,198

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group AG 4.375%, 02/10/2031(e)(f)	U.S.$	4,958	$3,408,179
7.00%, 02/19/2025(e)(f)		211	204,362
UniCredit SpA 1.982%, 06/03/2027(e)		250	203,260
2.569%, 09/22/2026(e)		3,984	3,418,591

			192,223,937

Brokerage – 0.2%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(f)		4,807	4,694,997

Finance – 1.5%
Aircastle Ltd. 2.85%, 01/26/2028(e)		1,242	933,674
4.125%, 05/01/2024		678	646,419
4.25%, 06/15/2026		163	143,776
4.40%, 09/25/2023		1,716	1,680,290
5.00%, 04/01/2023		140	139,035
5.25%, 08/11/2025(e)		5,846	5,470,219
Aviation Capital Group LLC 1.95%, 01/30/2026(e)		1,442	1,200,220
1.95%, 09/20/2026(e)		4,367	3,513,470
3.50%, 11/01/2027(e)		1,437	1,170,724
4.125%, 08/01/2025(e)		1,592	1,444,310
4.375%, 01/30/2024(e)		1,694	1,633,507
4.875%, 10/01/2025(e)		1,315	1,206,276
5.50%, 12/15/2024(e)		4,722	4,534,678
Huarong Finance 2017 Co., Ltd. 4.75%, 04/27/2027(e)		400	285,825
Huarong Finance II Co., Ltd. 5.50%, 01/16/2025(e)		7,507	6,349,514
Synchrony Financial 3.95%, 12/01/2027		9,789	8,425,686

			38,777,623

Insurance – 1.5%
ACE Capital Trust II 9.70%, 04/01/2030		750	934,867
Assicurazioni Generali SpA 5.50%, 10/27/2047(e)	EUR	6,630	6,436,386
Credit Agricole Assurances SA 4.75%, 09/27/2048(e)		3,200	2,962,377
Fairfax Financial Holdings Ltd. 8.30%, 04/15/2026	U.S.$	5,000	5,267,250
Hartford Financial Services Group, Inc. (The) Series ICON 5.03% (LIBOR 3 Month + 2.12%), 02/12/2047(e)(g)		3,275	2,697,421

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MetLife Capital Trust IV 7.875%, 12/15/2037(e)	U.S.$	4,117	$4,286,456
Prudential Financial, Inc. 5.20%, 03/15/2044		4,029	3,759,661
5.625%, 06/15/2043		2,868	2,833,871
Voya Financial, Inc. 5.65%, 05/15/2053		12,065	11,663,477

			40,841,766

REITs – 0.5%
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025		886	857,887
5.375%, 04/15/2026		283	270,073
Office Properties Income Trust 3.45%, 10/15/2031		2,398	1,467,648
Spirit Realty LP 2.10%, 03/15/2028		3,911	3,080,304
3.40%, 01/15/2030		1,800	1,438,794
STORE Capital Corp. 4.625%, 03/15/2029		1,143	1,061,698
Trust Fibra Uno 4.869%, 01/15/2030(e)		4,814	3,616,758
VICI Properties LP/VICI Note Co., Inc. 4.625%, 06/15/2025(e)		628	590,891

			12,384,053

			288,922,376

Industrial – 5.3%
Basic – 0.7%
Anglo American Capital PLC 5.625%, 04/01/2030(e)		3,960	3,736,359
ArcelorMittal SA 7.00%, 10/15/2039		1,180	1,113,082
Arconic Corp. 6.00%, 05/15/2025(e)		765	756,990
Celanese US Holdings LLC 5.90%, 07/05/2024		1,124	1,104,577
6.05%, 03/15/2025		1,124	1,093,337
CF Industries, Inc. 4.95%, 06/01/2043		75	60,269
Freeport Indonesia PT 4.763%, 04/14/2027(e)		964	863,985
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(e)		1,445	1,412,307
MEGlobal Canada ULC 5.00%, 05/18/2025(e)		1,988	1,916,929
Nexa Resources SA 5.375%, 05/04/2027(e)		5,600	5,055,680

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Suzano Austria GmbH 3.75%, 01/15/2031	U.S.$	1,304	$1,037,495
5.00%, 01/15/2030		2,100	1,850,363
Series DM3N 3.125%, 01/15/2032		427	314,913

			20,316,286

Capital Goods – 0.1%
General Electric Co. Series D 6.623% (LIBOR 3 Month + 3.33%), 12/15/2022(f)		1,203	1,163,553
Westinghouse Air Brake Technologies Corp. 4.95%, 09/15/2028		2,060	1,921,939

			3,085,492

Communications - Media – 0.5%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(e)		2,691	2,421,954
Prosus NV 3.68%, 01/21/2030(e)		5,224	3,825,927
Warnermedia Holdings, Inc. 4.279%, 03/15/2032(e)		4,364	3,526,854
Weibo Corp. 3.50%, 07/05/2024		4,574	4,303,276

			14,078,011

Communications - Telecommunications – 0.1%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(e)		1,244	1,224,920
5.152%, 03/20/2028(e)		1,990	1,938,638

			3,163,558

Consumer Cyclical - Automotive – 0.0%
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(e)		655	558,931

Consumer Cyclical - Other – 0.1%
Lennar Corp. 4.75%, 11/29/2027		75	69,398
PulteGroup, Inc. 6.375%, 05/15/2033		2,868	2,671,714
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(e)		1,100	762,564

			3,503,676

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(e)	U.S.$	985	$831,606
6.125%, 03/15/2032(e)		1,510	1,255,354

			2,086,960

Consumer Non-Cyclical – 0.6%
BAT Capital Corp. 4.906%, 04/02/2030		7,540	6,590,940
7.75%, 10/19/2032		15	15,332
BAT International Finance PLC 4.448%, 03/16/2028		7,944	7,049,506
Charles River Laboratories International, Inc. 4.00%, 03/15/2031(e)		725	610,109
Newell Brands, Inc. 6.375%, 09/15/2027		1,534	1,502,062
6.625%, 09/15/2029		1,534	1,499,102

			17,267,051

Energy – 1.5%
Continental Resources, Inc./OK 5.75%, 01/15/2031(e)		2,501	2,275,635
Ecopetrol SA 4.625%, 11/02/2031		1,135	781,731
5.875%, 09/18/2023		281	275,802
5.875%, 11/02/2051		1,495	879,807
6.875%, 04/29/2030		4,658	3,803,257
Energy Transfer LP 4.40%, 03/15/2027		8,139	7,566,340
EQT Corp. 5.70%, 04/01/2028		1,528	1,487,111
Hess Corp. 7.30%, 08/15/2031		8,898	9,441,935
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/2028(e)		1,047	944,907
Oleoducto Central SA 4.00%, 07/14/2027(e)		1,169	951,128
ONEOK, Inc.
4.35%, 03/15/2029		3,952	3,514,553
6.35%, 01/15/2031		1,880	1,856,876
Raizen Fuels Finance SA 5.30%, 01/20/2027(e)		2,218	2,105,436
Western Midstream Operating LP 3.95%, 06/01/2025 159			151,075
4.30%, 02/01/2030		1,171	1,029,332
4.65%, 07/01/2026		1,558	1,472,886
4.75%, 08/15/2028		490	452,981

			38,990,792

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Expedia Group, Inc. 3.25%, 02/15/2030	U.S.$	2,340	$1,887,374

Technology – 1.1%
Baidu, Inc. 3.075%, 04/07/2025		797	742,740
3.425%, 04/07/2030		225	180,657
Broadcom, Inc. 3.187%, 11/15/2036(e)		8,786	5,994,776
4.00%, 04/15/2029(e)		845	741,572
4.15%, 04/15/2032(e)		4,079	3,421,955
Entegris Escrow Corp. 4.75%, 04/15/2029(e)		7,688	6,865,000
Micron Technology, Inc. 6.75%, 11/01/2029		5,492	5,494,581
NXP BV/NXP Funding LLC 5.35%, 03/01/2026		3,499	3,413,712
5.55%, 12/01/2028		1,130	1,083,647
Western Digital Corp. 3.10%, 02/01/2032		748	518,760

			28,457,400

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(e)		1,640	1,524,692

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(e)		359	293,444
5.875%, 07/05/2034(e)		1,581	1,466,046

			1,759,490

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(e)		4,585	3,656,308
Ashtead Capital, Inc. 5.50%, 08/11/2032(e)		1,006	909,384

			4,565,692

			141,245,405

Utility – 1.1%
Electric – 1.1%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(e)		3,064	2,614,549
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(e)		2,474	1,944,873
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(e)		3,169	2,199,088
Colbun SA 3.15%, 03/06/2030(e)		209	168,245

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ComEd Financing III 6.35%, 03/15/2033	U.S.$	3,462	$3,357,205
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(e)		309	266,453
Empresas Publicas de Medellin ESP 4.25%, 07/18/2029(e)		3,775	2,692,755
4.375%, 02/15/2031(e)		5,315	3,605,231
Enel Finance International NV 7.50%, 10/14/2032(e)		2,493	2,503,795
Engie Energia Chile SA 3.40%, 01/28/2030(e)		6,432	4,695,360
Kallpa Generacion SA 4.125%, 08/16/2027(e)		2,562	2,243,031
LLPL Capital Pte Ltd. 6.875%, 02/04/2039(e)		2,978	2,292,805

			28,583,390

Total Corporates - Investment Grade (cost $517,715,752)			458,751,171

CORPORATES - NON-INVESTMENT GRADE – 10.8%
Industrial – 8.4%
Basic – 0.5%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(e)		277	222,714
7.50%, 09/30/2029(e)		280	187,821
ERP Iron Ore, LLC 9.034%, 12/31/2019(h)(i)(j)(k)(l)		118	78,879
FMG Resources August 2006 Pty Ltd. 6.125%, 04/15/2032(e)		3,761	3,332,058
Graphic Packaging International LLC 4.75%, 07/15/2027(e)		32	29,525
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.00%, 07/01/2028(e)		2,965	2,507,323
INEOS Quattro Finance 1 PLC 3.75%, 07/15/2026(e)	EUR	107	82,957
Kleopatra Finco Sarl 4.25%, 03/01/2026(a)(e)		2,779	2,258,375
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(h)(i)(j)(k)(m)	U.S.$	1,407	– 0	–
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(e)		1,782	1,422,856
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(e)		4,043	2,675,172

			12,797,680

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Capital Goods – 0.5%
ARD Finance SA 6.50% (6.50% Cash or 7.25% PIK), 06/30/2027(e)(l)	U.S.$	3,692		$2,648,727
Bombardier, Inc. 7.875%, 04/15/2027(e)		1,946		1,849,011
Eco Material Technologies, Inc. 7.875%, 01/31/2027(e)		2,807		2,626,257
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(e)		1,047		1,005,120
TK Elevator Holdco GmbH 7.625%, 07/15/2028(e)		1,008		833,515
TransDigm, Inc. 6.25%, 03/15/2026(e)		33		32,541
Triumph Group, Inc. 6.25%, 09/15/2024(e)		1,309		1,214,399
7.75%, 08/15/2025		362		274,595
8.875%, 06/01/2024(e)		1,428		1,443,066
Trivium Packaging Finance BV 3.75%, 08/15/2026(e)	EUR	100		88,725

				12,015,956

Communications - Media – 0.9%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(e)	U.S.$	5,620		4,781,608
Altice Financing SA 5.75%, 08/15/2029(e)		3,670		2,890,052
AMC Networks, Inc. 4.25%, 02/15/2029		3,809		2,954,679
Banijay Entertainment SASU 3.50%, 03/01/2025(e)	EUR	600		557,936
5.375%, 03/01/2025(e)	U.S.$	455		421,931
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(e)		688		559,151
4.50%, 06/01/2033(e)		6,459		4,919,756
4.75%, 02/01/2032(e)		519		416,067
CSC Holdings LLC 5.00%, 11/15/2031(e)		1,045		756,987
5.75%, 01/15/2030(e)		230		177,100
DISH DBS Corp. 5.125%, 06/01/2029		635		429,209
5.25%, 12/01/2026(e)		289		250,930
7.75%, 07/01/2026		302		255,123
iHeartCommunications, Inc. 6.375%, 05/01/2026		0	**	333
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(e)		3,282		2,889,276

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

National CineMedia LLC 5.875%, 04/15/2028(e)	U.S.$	2,267	$911,085
Sinclair Television Group, Inc. 5.50%, 03/01/2030(e)		2,251	1,683,208

			24,854,431

Communications - Telecommunications – 0.2%
Intelsat Jackson Holdings SA Zero Coupon, 08/01/2023(h)(i)(k)		4,941	– 0	–
Kaixo Bondco Telecom SA 5.125%, 09/30/2029(e)	EUR	4,070	3,240,627
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(e)	U.S.$	1,329	1,078,630

			4,319,257

Consumer Cyclical - Automotive – 0.7%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(e)	EUR	360	331,450
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(e)	U.S.$	2,682	2,349,942
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(h)(k)(m)		2,273	– 0	–
(First Lien) 11.00%, 10/31/2024(h)(i)(k)(m)		933	– 0	–
Ford Motor Co. 6.10%, 08/19/2032		4,859	4,452,010
IHO Verwaltungs GmbH 3.625% (3.625% Cash or 4.375% PIK), 05/15/2025(e)(l)	EUR	560	500,774
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(e)(l)		623	488,868
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(e)	U.S.$	2,707	1,909,220
7.75%, 10/15/2025(e)		1,661	1,532,871
Mclaren Finance PLC 7.50%, 08/01/2026(e)		6,471	5,146,580
PM General Purchaser LLC 9.50%, 10/01/2028(e)		1,509	1,295,793
Tenneco, Inc. 5.00%, 07/15/2026		680	677,355

			18,684,863

Consumer Cyclical - Entertainment – 0.9%
Carnival Corp. 4.00%, 08/01/2028(e)		1,841	1,485,448

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.75%, 03/01/2027(e)	U.S.$	2,598	$1,803,064
9.875%, 08/01/2027(e)		1,508	1,405,984
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(e)		8,053	7,998,239
Lindblad Expeditions LLC 6.75%, 02/15/2027(e)		779	697,820
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(e)		433	339,771
5.50%, 08/31/2026(e)		82	66,966
5.50%, 04/01/2028(e)		1,617	1,245,106
11.50%, 06/01/2025(e)		2,358	2,538,646
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(e)		4,017	4,120,478
Viking Cruises Ltd. 5.875%, 09/15/2027(e)		1,057	844,797
13.00%, 05/15/2025(e)		888	954,360
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(e)		1,376	1,073,404
VOC Escrow Ltd. 5.00%, 02/15/2028(e)		75	62,491

			24,636,574

Consumer Cyclical - Other – 0.6%
Adams Homes, Inc. 7.50%, 02/15/2025(e)		2,232	1,804,795
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(e)		1,846	1,611,558
Caesars Entertainment, Inc. 4.625%, 10/15/2029(e)		213	170,449
Empire Communities Corp. 7.00%, 12/15/2025(e)		1,386	1,201,357
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(e)		140	114,513
5.00%, 06/01/2029(e)		1,864	1,604,102
Installed Building Products, Inc. 5.75%, 02/01/2028(e)		846	749,209
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(e)		810	801,293
NAC Aviation 29 DAC 4.75%, 06/30/2026(h)		5,881	4,725,968
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.875%, 09/01/2031(e)		392	278,202

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Travel + Leisure Co. 6.625%, 07/31/2026(e)	U.S.$	2,404	$2,345,727

			15,407,173

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(e)		1,546	1,360,109

Consumer Cyclical - Retailers – 0.7%
Arko Corp. 5.125%, 11/15/2029(e)		845	669,553
Bath & Body Works, Inc. 6.75%, 07/01/2036		704	581,039
6.875%, 11/01/2035		2,210	1,879,273
7.50%, 06/15/2029		236	223,832
9.375%, 07/01/2025(e)		185	192,753
Dufry One BV 2.50%, 10/15/2024(e)	EUR	1,810	1,710,475
FirstCash, Inc. 5.625%, 01/01/2030(e)	U.S.$	66	59,063
Foundation Building Materials, Inc. 6.00%, 03/01/2029(e)		1,143	799,711
Gap, Inc. (The) 3.625%, 10/01/2029(e)		873	613,326
Kontoor Brands, Inc. 4.125%, 11/15/2029(e)		2,225	1,790,547
Michaels Cos, Inc. (The) 7.875%, 05/01/2029(e)		4,529	2,537,101
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(e)		1,480	1,389,513
Rite Aid Corp. 7.50%, 07/01/2025(e)		1,748	1,231,623
SRS Distribution, Inc. 6.125%, 07/01/2029(e)		548	450,171
Staples, Inc. 7.50%, 04/15/2026(e)		2,956	2,570,892
10.75%, 04/15/2027(a)(e)		1,108	804,463
TPro Acquisition Corp. 11.00%, 10/15/2024(e)		716	701,838

			18,205,173

Consumer Non-Cyclical – 0.4%
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(e)		2,079	856,964
Cidron Aida Finco SARL 5.00%, 04/01/2028(e)	EUR	496	384,496
Garden Spinco Corp. 8.625%, 07/20/2030(e)	U.S.$	1,594	1,649,057

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Legacy LifePoint Health LLC 4.375%, 02/15/2027(e)	U.S.$	695	$548,737
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 10.00%, 06/15/2029(e)		162	90,735
Medline Borrower LP 5.25%, 10/01/2029(e)		1,374	1,071,005
Radiology Partners, Inc. 9.25%, 02/01/2028(e)		3,294	1,753,627
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(e)		3,840	3,067,008
US Acute Care Solutions LLC 6.375%, 03/01/2026(e)		1,383	1,252,237

			10,673,866

Energy – 1.2%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(e)		1,896	1,876,623
Citgo Holding, Inc. 9.25%, 08/01/2024(e)		737	738,024
CITGO Petroleum Corp. 7.00%, 06/15/2025(e)		2,880	2,838,787
Crescent Energy Finance LLC 7.25%, 05/01/2026(e)		1,339	1,241,735
Diamond Foreign Asset Co./Diamond Finance LLC 13.00% (9.00% Cash or 13.00% PIK), 04/22/2027(e)(l)		87	78,865
13.00% (9.00% Cash or 13.00% PIK), 04/22/2027(l)		76	69,249
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(e)		826	781,396
EQM Midstream Partners LP 4.50%, 01/15/2029(e)		145	123,259
4.75%, 01/15/2031(e)		319	266,505
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		1,149	1,076,050
6.50%, 10/01/2025		123	118,154
7.75%, 02/01/2028		4,346	4,143,433
8.00%, 01/15/2027		996	966,967
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,924	1,751,456
Gulfport Energy Corp. 6.00%, 10/15/2024(i)		438	547
6.375%, 05/15/2025(i)		1,351	1,689

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 01/15/2026(i)	U.S.$	1,194	$1,492
6.625%, 05/01/2023(i)		236	295
8.00%, 05/17/2026(e)		580	578,018
Harbour Energy PLC 5.50%, 10/15/2026(e)		403	363,220
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(e)		1,684	1,665,055
ITT Holdings LLC 6.50%, 08/01/2029(e)		2,772	2,231,321
Nabors Industries Ltd.
7.25%, 01/15/2026(e)		925	891,996
7.50%, 01/15/2028(e)		1,372	1,266,040
New Fortress Energy, Inc. 6.75%, 09/15/2025(e)		1,399	1,373,748
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(e)		4,696	4,251,571
Occidental Petroleum Corp. 5.875%, 09/01/2025		38	38,341
8.00%, 07/15/2025		755	801,191
8.875%, 07/15/2030		891	1,018,716
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(e)		1,560	1,497,990
Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024(e)		120	119,297

			32,171,030

Services – 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 07/15/2027(e)		1,513	1,315,569
ANGI Group LLC 3.875%, 08/15/2028(e)		458	333,850
APX Group, Inc.
5.75%, 07/15/2029(e)		3,592	2,834,375
6.75%, 02/15/2027(e)		3,506	3,426,729
Cars.com, Inc. 6.375%, 11/01/2028(e)		2,427	2,103,263
Garda World Security Corp. 9.50%, 11/01/2027(e)		3,358	3,042,684
ION Trading Technologies SARL 5.75%, 05/15/2028(e)		284	228,634
Millennium Escrow Corp. 6.625%, 08/01/2026(e)		3,319	2,390,178
Monitronics International, Inc. 0.00%, 04/01/2020(h)(i)(j)(k)		1,835	– 0	–

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)(e)	U.S.$	4,123	$3,185,718
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(e)		473	438,041

			19,299,041

Technology – 0.6%
Avaya, Inc. 6.125%, 09/15/2028(e)		1,487	629,120
Cablevision Lightpath LLC 5.625%, 09/15/2028(e)		1,847	1,467,128
CommScope, Inc. 4.75%, 09/01/2029(e)		381	322,558
Entegris Escrow Corp. 5.95%, 06/15/2030(e)		2,001	1,828,494
NCR Corp. 5.125%, 04/15/2029(e)		1,017	852,704
5.75%, 09/01/2027(e)		23	22,187
6.125%, 09/01/2029(e)		366	350,599
NortonLifeLock, Inc.
6.75%, 09/30/2027(e)		1,528	1,507,357
7.125%, 09/30/2030(e)		1,528	1,508,075
Presidio Holdings, Inc.
4.875%, 02/01/2027(e)		165	152,270
8.25%, 02/01/2028(e)		1,836	1,635,766
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(e)		6,350	5,339,397
Virtusa Corp. 7.125%, 12/15/2028(e)		947	681,442

			16,297,097

Transportation - Services – 0.4%
AerCap Global Aviation Trust 6.50%, 06/15/2045(e)		1,944	1,775,202
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(e)		842	719,775
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(e)	EUR	264	214,719
BCP V Modular Services Finance PLC 6.75%, 11/30/2029(e)		2,585	1,769,385
EC Finance PLC 3.00%, 10/15/2026(e)		869	756,937
Loxam SAS 4.50%, 02/15/2027(e)		2,338	2,048,699
PROG Holdings, Inc. 6.00%, 11/15/2029(e)	U.S.$	3,304	2,685,293

			9,970,010

			220,692,260

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 2.1%
Banking – 1.0%
Ally Financial, Inc. Series B 4.70%, 05/15/2026(f)	U.S.$	3,727	$2,699,802
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(f)		1,800	1,616,058
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(e)		3,513	3,089,508
7.00%, 01/15/2026(e)		824	711,277
Credit Suisse Group AG 5.25%, 02/11/2027(e)(f)		4,846	3,440,660
6.25%, 12/18/2024(e)(f)		640	538,739
6.375%, 08/21/2026(e)(f)		3,961	2,969,007
7.50%, 07/17/2023(e)(f)		4,684	4,150,679
7.50%, 12/11/2023(e)(f)		2,150	1,956,908
Discover Financial Services Series D 6.125%, 06/23/2025(f)		2,197	2,129,113
Intesa Sanpaolo SpA 5.017%, 06/26/2024(e)		999	953,795
Societe Generale SA 8.00%, 09/29/2025(e)(f)		2,015	1,986,690

			26,242,236

Brokerage – 0.3%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(e)		4,330	4,323,722
NFP Corp. 6.875%, 08/15/2028(e)		2,285	1,969,167
7.50%, 10/01/2030(e)		1,206	1,156,843

			7,449,732

Finance – 0.3%
Aircastle Ltd. 5.25%, 06/15/2026(e)(f)		1,325	986,993
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(e)		1,799	1,528,772
Curo Group Holdings Corp. 7.50%, 08/01/2028(e)		3,057	1,804,394
Enova International, Inc. 8.50%, 09/01/2024(e)		3,418	3,209,160
Lincoln Financing SARL 3.625%, 04/01/2024(e)	EUR	759	726,627

			8,255,946

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.3%
Acrisure LLC/Acrisure Finance, Inc. 7.00%, 11/15/2025(e)	U.S.$	4,241	$4,020,553
10.125%, 08/01/2026(e)		831	829,537
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(e)(l)		1,789	1,764,403
AssuredPartners, Inc. 5.625%, 01/15/2029(e)		2,222	1,827,262

			8,441,755

Other Finance – 0.1%
Intrum AB 3.00%, 09/15/2027(a)(e)	EUR	1,490	1,118,416
3.50%, 07/15/2026(e)		1,040	838,083

			1,956,499

REITs – 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(e)	U.S.$	320	272,954
Diversified Healthcare Trust 9.75%, 06/15/2025		695	656,511
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875%, 05/15/2029(e)		1,270	1,085,520

			2,014,985

			54,361,153

Utility – 0.3%
Electric – 0.3%
Vistra Corp. 7.00%, 12/15/2026(e)(f)		3,399	3,020,725
8.00%, 10/15/2026(e)(f)		4,113	3,906,528

			6,927,253

Natural Gas – 0.0%
AmeriGas Partners LP / AmeriGas Finance Corp. 5.875%, 08/20/2026		488	458,564

Other Utility – 0.0%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(e)		1,318	1,260,996

			8,646,813

Total Corporates - Non-Investment Grade (cost $337,667,866)			283,700,226

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 5.1%
CLO - Floating Rate – 5.1%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 6.079% (LIBOR 3 Month + 2.00%), 04/17/2033(e)(g)	U.S.$	9,437	$8,645,111
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 7.393% (LIBOR 3 Month + 3.15%), 01/20/2032(e)(g)		1,935	1,685,942
Series 2021-1A, Class D 7.293% (LIBOR 3 Month + 3.05%), 07/20/2034(e)(g)		2,750	2,301,409
Series 2022-1A, Class D 7.963% (SOFR + 4.00%), 04/20/2034(e)(g)		7,850	7,161,869
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 7.179% (LIBOR 3 Month + 3.10%), 04/15/2034(e)(g)		2,750	2,339,829
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 6.077% (LIBOR 3 Month + 1.75%), 04/26/2031(e)(g)		5,300	4,966,471
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 10.393% (LIBOR 3 Month + 6.15%), 10/20/2030(e)(g)		3,300	2,584,804
CBAM Ltd. Series 2018-7A, Class B1 5.843% (LIBOR 3 Month + 1.60%), 07/20/2031(e)(g)		1,996	1,871,489
CIFC Funding Ltd. Series 2020-4A, Class D 7.479% (LIBOR 3 Month + 3.40%), 01/15/2034(e)(g)		300	265,222
Crown Point CLO 11 Ltd. Series 2021-11A, Class D 7.679% (LIBOR 3 Month + 3.60%), 01/17/2034(e)(g)		2,000	1,780,808
Dryden 49 Senior Loan Fund Series 2017-49A, Class E 10.494% (LIBOR 3 Month + 6.30%), 07/18/2030(e)(g)		605	492,983
Dryden 78 CLO Ltd. Series 2020-78A, Class C 6.029% (LIBOR 3 Month + 1.95%), 04/17/2033(e)(g)		1,480	1,363,799

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-78A, Class D 7.079% (LIBOR 3 Month + 3.00%), 04/17/2033(e)(g)	U.S.$	6,824	$5,929,582
Dryden 98 CLO Ltd. Series 2022-98A, Class D 7.063% (SOFR + 3.10%), 04/20/2035(e)(g)		4,850	4,217,250
Elevation CLO Ltd. Series 2020-11A, Class D1 7.929% (LIBOR 3 Month + 3.85%), 04/15/2033(e)(g)		4,490	3,935,656
Elmwood CLO VII Ltd. Series 2020-4A, Class D 7.679% (LIBOR 3 Month + 3.60%), 01/17/2034(e)(g)		4,200	3,763,574
Elmwood CLO VIII Ltd. Series 2021-1A, Class D1 7.243% (LIBOR 3 Month + 3.00%), 01/20/2034(e)(g)		1,000	881,091
Elmwood CLO XII Ltd. Series 2021-5A, Class D 7.293% (LIBOR 3 Month + 3.05%), 01/20/2035(e)(g)		4,850	4,163,546
Galaxy 30 Clo Ltd. Series 2022-30A, Class D 7.214% (SOFR + 3.35%), 04/15/2035(e)(g)		6,350	5,574,684
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 7.415% (LIBOR 3 Month + 3.00%), 10/29/2029(e)(g)		2,815	2,539,974
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 5.957% (LIBOR 3 Month + 1.63%), 04/26/2031(e)(g)		5,300	5,041,572
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 6.043% (LIBOR 3 Month + 1.80%), 07/21/2031(e)(g)		1,826	1,708,187
Series 2018-1A, Class C 7.443% (LIBOR 3 Month + 3.20%), 07/21/2031(e)(g)		2,000	1,654,388
Madison Park Funding LI Ltd. Series 2021-51A, Class D 7.277% (LIBOR 3 Month + 3.05%), 07/19/2034(e)(g)		3,650	3,144,979

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetite XXV Ltd. Series 2020-25A, Class D 7.658% (LIBOR 3 Month + 3.30%), 01/25/2032(e)(g)	U.S.$	3,000	$2,690,217
Northwoods Capital XII-B Ltd. Series 2018-12BA, Class B 5.143% (LIBOR 3 Month + 1.85%), 06/15/2031(e)(g)		1,350	1,263,805
OCP CLO Ltd. Series 2021-21A, Class D 7.193% (LIBOR 3 Month + 2.95%), 07/20/2034(e)(g)		4,750	3,988,337
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 7.425% (LIBOR 3 Month + 3.10%), 01/24/2033(e)(g)		6,571	5,714,266
OZLM VII Ltd. Series 2014-7RA, Class CR 7.079% (LIBOR 3 Month + 3.00%), 07/17/2029(e)(g)		1,000	880,676
OZLM XVIII Ltd. Series 2018-18A, Class B 5.629% (LIBOR 3 Month + 1.55%), 04/15/2031(e)(g)		5,450	5,072,735
Palmer Square CLO Ltd. Series 2021-3A, Class D 7.029% (LIBOR 3 Month + 2.95%), 01/15/2035(e)(g)		2,400	2,051,184
Regatta XIX Funding Ltd. Series 2022-1A, Class D 7.263% (SOFR + 3.30%), 04/20/2035(e)(g)		4,423	3,813,343
Regatta XX Funding Ltd. Series 2021-2A, Class D 7.179% (LIBOR 3 Month + 3.10%), 10/15/2034(e)(g)		3,500	3,077,476
Regatta XXIV Funding Ltd. Series 2021-5A, Class D 7.343% (LIBOR 3 Month + 3.10%), 01/20/2035(e)(g)		7,500	6,269,325
Rockford Tower CLO Ltd. Series 2017-2A, Class DR 6.929% (LIBOR 3 Month + 2.85%), 10/15/2029(e)(g)		4,444	3,908,425
Series 2021-2A, Class D 7.493% (LIBOR 3 Month + 3.25%), 07/20/2034(e)(g)		950	804,638

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2021-3A, Class D 7.493% (LIBOR 3 Month + 3.25%), 10/20/2034(e)(g)	U.S.$	8,550	$7,193,808
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 7.393% (LIBOR 3 Month + 3.15%), 01/20/2034(e)(g)		2,400	2,087,153
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 7.293% (LIBOR 3 Month + 3.05%), 10/20/2034(e)(g)		3,250	2,787,392
Venture XXVII CLO Ltd. Series 2017-27A, Class D 8.243% (LIBOR 3 Month + 4.00%), 07/20/2030(e)(g)		1,591	1,364,897
Voya CLO Ltd. Series 2019-1A, Class DR 6.929% (LIBOR 3 Month + 2.85%), 04/15/2031(e)(g)		4,595	3,928,644

Total Collateralized Loan Obligations (cost $153,546,563)			134,910,540

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.7%
Risk Share Floating Rate – 4.2%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 5.436% (LIBOR 1 Month + 1.85%), 10/25/2028(e)(g)		249	248,612
Series 2019-1A, Class M2 6.286% (LIBOR 1 Month + 2.70%), 03/25/2029(e)(g)		1,340	1,327,108
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2 6.497% (SOFR + 3.50%), 03/25/2042(e)(g)		2,657	2,527,526
Eagle Re Ltd. Series 2018-1, Class M1 5.286% (LIBOR 1 Month + 1.70%), 11/25/2028(e)(g)		513	509,187
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.836% (LIBOR 1 Month + 4.25%), 11/25/2023(g)		1,403	1,424,968

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-DN1, Class B 15.086% (LIBOR 1 Month + 11.50%), 01/25/2025(g)	U.S.$	1,559	$1,578,606
Series 2015-DNA2, Class B 11.136% (LIBOR 1 Month + 7.55%), 12/25/2027(g)		1,432	1,434,033
Series 2015-DNA3, Class B 12.936% (LIBOR 1 Month + 9.35%), 04/25/2028(g)		2,462	2,507,773
Series 2015-HQA1, Class B 12.386% (LIBOR 1 Month + 8.80%), 03/25/2028(g)		1,569	1,550,813
Series 2016-DNA1, Class B 13.586% (LIBOR 1 Month + 10.00%), 07/25/2028(g)		2,219	2,245,761
Series 2017-DNA2, Class B1 8.736% (LIBOR 1 Month + 5.15%), 10/25/2029(g)		5,178	5,430,715
Series 2017-DNA3, Class B1 8.036% (LIBOR 1 Month + 4.45%), 03/25/2030(g)		4,550	4,616,257
Series 2017-HQA3, Class B1 8.036% (LIBOR 1 Month + 4.45%), 04/25/2030(g)		9,090	8,961,522
Series 2018-DNA2, Class B1 7.286% (LIBOR 1 Month + 3.70%), 12/25/2030(e)(g)		7,000	6,880,231
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 7.986% (LIBOR 1 Month + 4.40%), 01/25/2024(g)		1,824	1,845,288
Series 2014-C04, Class 1M2 8.486% (LIBOR 1 Month + 4.90%), 11/25/2024(g)		2,366	2,431,097
Series 2014-C04, Class 2M2 8.586% (LIBOR 1 Month + 5.00%), 11/25/2024(g)		81	81,080
Series 2015-C03, Class 1M2 8.586% (LIBOR 1 Month + 5.00%), 07/25/2025(g)		881	895,198
Series 2015-C04, Class 2M2 9.136% (LIBOR 1 Month + 5.55%), 04/25/2028(g)		1,185	1,214,572
Series 2016-C01, Class 1M2 10.336% (LIBOR 1 Month + 6.75%), 08/25/2028(g)		1,065	1,106,872

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 2M2 10.536% (LIBOR 1 Month + 6.95%), 08/25/2028(g)	U.S.$	476	$490,289
Series 2016-C02, Class 1M2 9.586% (LIBOR 1 Month + 6.00%), 09/25/2028(g)		2,286	2,361,616
Series 2016-C05, Class 2B 14.335% (LIBOR 1 Month + 10.75%), 01/25/2029(g)		2,739	2,810,744
Series 2016-C07, Class 2B 13.086% (LIBOR 1 Month + 9.50%), 05/25/2029(g)		1,187	1,179,459
Series 2017-C01, Class 1B1 9.336% (LIBOR 1 Month + 5.75%), 07/25/2029(g)		5,579	5,944,826
Series 2017-C03, Class 1B1 8.436% (LIBOR 1 Month + 4.85%), 10/25/2029(g)		7,080	7,337,434
Series 2017-C05, Class 1B1 7.186% (LIBOR 1 Month + 3.60%), 01/25/2030(g)		7,280	7,169,586
Series 2018-C03, Class 1B1 7.336% (LIBOR 1 Month + 3.75%), 10/25/2030(g)		7,250	7,161,686
Home Re Ltd. Series 2019-1, Class B1 7.936% (LIBOR 1 Month + 4.35%), 05/25/2029(g)(m)		2,000	1,965,980
Series 2020-1, Class M2 8.836% (LIBOR 1 Month + 5.25%), 10/25/2030(e)(g)		4,734	4,728,325
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.836% (LIBOR 1 Month + 4.25%), 11/25/2024(g)(m)		355	340,946
Series 2015-CH1, Class M2 9.086% (LIBOR 1 Month + 5.50%), 10/25/2025(g)(m)		651	636,339
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 6.346% (LIBOR 1 Month + 2.75%), 05/27/2023(e)(g)		1,370	1,306,085
Series 2020-1R, Class A 5.946% (LIBOR 1 Month + 2.35%), 02/27/2023(g)(m)		1,892	1,782,952

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radnor Re Ltd. Series 2019-1, Class M1B 5.536% (LIBOR 1 Month + 1.95%), 02/25/2029(e)(g)	U.S.$	2,673	$2,615,238
Series 2019-1, Class M2 6.786% (LIBOR 1 Month + 3.20%), 02/25/2029(e)(g)		6,106	5,783,169
Traingle Re Ltd. Series 2021-3, Class M1A 4.897% (SOFR + 1.90%), 02/25/2034(e)(g)		7,447	7,403,824
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.836% (LIBOR 1 Month + 5.25%), 11/25/2025(g)(m)		236	217,981

			110,053,698

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 3.788% (7.20% – LIBOR 1 Month), 02/15/2036(g)(n)		908	118,896
Series 3856, Class KS 3.138% (6.55% – LIBOR 1 Month), 05/15/2041(g)(n)		5,290	508,691
Series 4248, Class SL 2.638% (6.05% – LIBOR 1 Month), 05/15/2041(g)(n)		514	32,872
Series 4372, Class JS 2.688% (6.10% – LIBOR 1 Month), 08/15/2044(g)(n)		2,737	235,705
Series 4570, Class ST 2.588% (6.00% – LIBOR 1 Month), 04/15/2046(g)(n)		1,277	118,448
Series 4735, Class SA 2.788% (6.20% – LIBOR 1 Month), 12/15/2047(g)(n)		6,299	614,723
Series 4763, Class SB 3.588% (7.00% – LIBOR 1 Month), 03/15/2048(g)(n)		8,758	1,198,280
Series 4774, Class BS 2.788% (6.20% – LIBOR 1 Month), 02/15/2048(g)(n)		4,262	449,461
Series 4774, Class SL 2.788% (6.20% – LIBOR 1 Month), 04/15/2048(g)(n)		5,775	599,130

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4927, Class SJ 2.464% (6.05% – LIBOR 1 Month), 11/25/2049(g)(n)	U.S.$	2,380	$301,372
Federal National Mortgage Association REMICs Series 2013-4, Class ST 2.564% (6.15% – LIBOR 1 Month), 02/25/2043(g)(n)		1,931	184,244
Series 2014-88, Class BS 2.564% (6.15% – LIBOR 1 Month), 01/25/2045(g)(n)		1,448	133,289
Series 2015-90, Class SA 2.564% (6.15% – LIBOR 1 Month), 12/25/2045(g)(n)		13,216	1,535,432
Series 2016-69, Class DS 2.514% (6.10% – LIBOR 1 Month), 10/25/2046(g)(n)		19,899	1,195,037
Series 2017-49, Class SP 2.564% (6.15% – LIBOR 1 Month), 07/25/2047(g)(n)		1,819	176,138
Series 2018-32, Class SB 2.614% (6.20% – LIBOR 1 Month), 05/25/2048(g)(n)		3,466	343,107
Series 2018-45, Class SL 2.614% (6.20% – LIBOR 1 Month), 06/25/2048(g)(n)		2,489	254,826
Series 2018-57, Class SL 2.614% (6.20% – LIBOR 1 Month), 08/25/2048(g)(n)		7,068	842,378
Series 2018-58, Class SA 2.614% (6.20% – LIBOR 1 Month), 08/25/2048(g)(n)		3,200	350,941
Series 2018-59, Class HS 2.614% (6.20% – LIBOR 1 Month), 08/25/2048(g)(n)		7,792	910,639
Series 2019-25, Class SA 2.464% (6.05% – LIBOR 1 Month), 06/25/2049(g)(n)		3,172	284,926
Series 2019-60, Class SJ 2.464% (6.05% – LIBOR 1 Month), 10/25/2049(g)(n)		2,830	293,196

			10,681,731

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		869	486,516

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037	U.S.$	457	$235,762
Series 2007-HY4, Class 1A1 3.579%, 09/25/2047		158	136,466
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.328%, 03/25/2037		84	72,638
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 08/25/2036		322	139,021
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.151%, 12/28/2037		542	486,997

			1,557,400

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 3.836% (LIBOR 1 Month + 0.25%), 04/25/2037(g)		322	83,825
Lehman XS Trust Series 2007-10H, Class 2AIO 3.872% (7.00% – LIBOR 1 Month), 07/25/2037(g)(n)		201	17,790

			101,615

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/2037(o)		203	825
Series 2016-26, Class IO 5.00%, 05/25/2046(o)		370	60,385

			61,210

Total Collateralized Mortgage Obligations (cost $125,637,322)			122,455,654

BANK LOANS – 3.7%
Industrial – 3.2%
Capital Goods – 0.3%
Apex Tool Group, LLC 8.624% (SOFR 1 Month + 5.25%), 02/08/2029(p)		3,813	3,281,492

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Chariot Buyer LLC 7.254% (LIBOR 1 Month + 3.50%), 11/03/2028(p)	U.S.$	228	$206,833
Granite US Holdings Corporation 7.688% (LIBOR 3 Month + 4.00%), 09/30/2026(h)(p)		3,528	3,433,616

			6,921,941

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 8.284% (LIBOR 3 Month + 4.50%), 10/28/2027(p)		1,277	1,108,014
Coral-US Co-Borrower LLC 6.412% (LIBOR 1 Month + 3.00%), 10/15/2029(p)		1,550	1,496,851
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 6.754% (LIBOR 1 Month + 3.00%), 05/01/2026(p)		222	209,022
Univision Communications, Inc. 6.504% (LIBOR 1 Month + 2.75%), 03/15/2024(p)		175	174,066

			2,987,953

Communications - Telecommunications – 0.6%
Crown Subsea Communications Holding, Inc. 8.518% (LIBOR 1 Month + 4.75%), 04/27/2027(p)		3,967	3,873,561
Directv Financing, LLC 8.754% (LIBOR 1 Month + 5.00%), 08/02/2027(p)		2,075	1,972,616
Proofpoint, Inc. 9.320% (LIBOR 3 Month + 6.25%), 08/31/2029(p)		6,000	5,760,000
Zacapa SARL 7.803% (SOFR 3 Month + 4.25%), 03/22/2029(p)		3,291	3,136,070

			14,742,247

Consumer Cyclical - Automotive – 0.0%
Clarios Global LP 7.004% (LIBOR 1 Month + 3.25%), 04/30/2026(p)		347	336,302

Consumer Cyclical - Other – 0.1%
Caesars Resort Collection, LLC 6.504% (LIBOR 1 Month + 2.75%), 12/23/2024(p)		3,622	3,578,380

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 5.865% (LIBOR 1 Month + 2.75%), 02/05/2025(p)	U.S.$	550	$540,812

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group, LLC 7.504% (LIBOR 1 Month + 3.75%), 03/06/2028(p)		1,189	1,117,402
Restoration Hardware, Inc. 7.079% (SOFR 1 Month + 3.25%), 10/20/2028(p)		2,250	2,118,758

			3,236,160

Consumer Non-Cyclical – 0.5%
Global Medical Response, Inc. 8.004% (LIBOR 1 Month + 4.25%), 03/14/2025(p)		1,131	870,458
Kronos Acquisition Holdings, Inc. 6.820% (LIBOR 3 Month + 3.75%), 12/22/2026(p)		1,877	1,769,967
LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.) 8.165% (LIBOR 3 Month + 3.75%), 11/16/2025(p)		1,018	897,224
Padagis LLC 8.491% (LIBOR 3 Month + 4.75%), 07/06/2028(h)(p)		1,336	1,129,318
PetSmart LLC 7.500% (LIBOR 1 Month + 3.75%), 02/11/2028(p)		4,315	4,144,572
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 8.924% (LIBOR 3 Month + 5.25%), 12/15/2027(p)		4,265	3,817,438

			12,628,977

Energy – 0.4%
CITGO Petroleum Corporation 9.365% (LIBOR 1 Month + 6.25%), 03/28/2024(p)		1,570	1,569,165
GIP II Blue Holding, L.P. 8.174% (LIBOR 3 Month + 4.50%), 09/29/2028(p)		3,754	3,715,488
Parkway Generation, LLC 8.504% (LIBOR 1 Month + 4.75%), 02/18/2029(p)		4,530	4,477,185

			9,761,838

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
American Tire Distributors, Inc. 10.608% (LIBOR 3 Month + 6.25%), 10/20/2028(p)	U.S.$	1,676	$1,539,285
Dealer Tire, LLC 8.004% (LIBOR 1 Month + 4.25%), 12/12/2025(p)		1,293	1,268,100
Rockwood Service Corporation 8.004% (LIBOR 1 Month + 4.25%), 01/23/2027(p)		174	169,156

			2,976,541

Services – 0.1%
Amentum Government Services Holdings LLC 7.674% (LIBOR 3 Month + 4.00%), 01/29/2027(h)(p)		330	321,276
8.170% (LIBOR 3 Month + 4.00%), 01/29/2027(p)		110	104,303
Verscend Holding Corp. 7.754% (LIBOR 1 Month + 4.00%), 08/27/2025(h)(p)		1,920	1,894,086

			2,319,665

Technology – 0.9%
Ascend Learning, LLC 9.504% (LIBOR 1 Month + 5.75%), 12/10/2029(p)		930	787,012
Banff Guarantor, Inc. 9.254% (LIBOR 1 Month + 5.50%), 02/27/2026(p)		1,050	962,850
Boxer Parent Company, Inc. 7.504% (LIBOR 1 Month + 3.75%), 10/02/2025(p)		3,383	3,247,201
Endurance International Group Holdings, Inc. 6.698% (LIBOR 1 Month + 3.50%), 02/10/2028(p)		9,638	8,181,987
FINThrive Software Intermediate Holdings, Inc. 10.504% (LIBOR 1 Month + 6.75%), 12/17/2029(p)		580	495,610
Loyalty Ventures, Inc. 8.254% (LIBOR 1 Month + 4.50%), 11/03/2027(p)		4,472	1,386,299
Peraton Corp. 7.504% (LIBOR 1 Month + 3.75%), 02/01/2028(p)		1,605	1,542,908

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Presidio Holdings, Inc. 7.260% (LIBOR 1 Month + 3.50%), 01/22/2027(p)	U.S.$	68	$66,072
7.920% (LIBOR 3 Month + 3.50%), 01/22/2027(h)(p)		1,542	1,508,364
Veritas US, Inc. 8.674% (LIBOR 3 Month + 5.00%), 09/01/2025(p)		5,641	4,522,457

			22,700,760

			82,731,576

Financial Institutions – 0.4%
Finance – 0.0%
Orbit Private Holdings I Ltd. 8.174% (LIBOR 3 Month + 4.50%), 12/11/2028(h)(p)		377	366,778

Insurance – 0.4%
Hub International Limited 7.232% (LIBOR 3 Month + 3.25%), 04/25/2025(p)		7	60,710
7.528% (LIBOR 3 Month + 3.25%), 04/25/2025(p)		2,805	2,698,161
Jones DesLauriers Insurance Management, Inc. 12.063% (CDOR 3 Month + 7.50%), 03/26/2029(h)(p)	CAD	7,686	5,218,321
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 7.504% (LIBOR 1 Month + 3.75%), 09/03/2026(p)	U.S.$	2,208	2,150,921

			10,128,113

			10,494,891

Utility – 0.1%
Electric – 0.1%
Granite Generation LLC 7.504% (LIBOR 1 Month + 3.75%), 11/09/2026(p)		3,667	3,561,077

Total Bank Loans (cost $106,506,263)			96,787,544

EMERGING MARKETS - CORPORATE BONDS – 3.3%
Industrial – 2.9%
Basic – 0.9%
Braskem Idesa SAPI 6.99%, 02/20/2032(e)		3,579	2,371,553
7.45%, 11/15/2029(e)		2,459	1,865,766

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

CSN Inova Ventures 6.75%, 01/28/2028(e)	U.S.$	445		$378,361
CSN Resources SA 4.625%, 06/10/2031(e)		4,293		2,856,240
7.625%, 04/17/2026(e)		766		729,998
Eldorado Gold Corp. 6.25%, 09/01/2029(e)		2,385		1,929,107
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(e)		4,123		3,875,620
OCP SA 3.75%, 06/23/2031(e)		1,011		749,277
Sasol Financing USA LLC 5.875%, 03/27/2024		1,467		1,424,824
Stillwater Mining Co. 4.00%, 11/16/2026(e)		953		780,150
4.50%, 11/16/2029(e)		891		652,212
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(e)		4,716		3,934,323
Volcan Cia Minera SAA 4.375%, 02/11/2026(e)		1,565		1,302,863

				22,850,294

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,430		4,040,437
6.95%, 01/17/2028(e)		2,058		1,937,247
IHS Holding Ltd. 5.625%, 11/29/2026(e)		1,243		921,995
6.25%, 11/29/2028(e)		410		293,227
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(e)		5,578		13,946

				7,206,852

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(e)		2,296		1,776,828

Communications - Telecommunications – 0.0%
C&W Senior Financing DAC 6.875%, 09/15/2027(e)		247		213,942
CT Trust 5.125%, 02/03/2032(e)		723		575,598
Digicel Group Holdings Ltd. 7.00%, 11/16/2022(f)(l)(m)		90		6,317
8.00% (5.00% Cash and 3.00% PIK), 04/01/2025(e)(l)		0	**	– 0	–

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024(e)	U.S.$	339	$287,182

			1,083,039

Consumer Cyclical - Other – 0.2%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(e)		200	109,000
MGM China Holdings Ltd. 5.25%, 06/18/2025(e)		895	771,937
5.375%, 05/15/2024(e)		569	465,158
5.875%, 05/15/2026(e)		598	454,253
Studio City Co., Ltd. 7.00%, 02/15/2027(e)		336	270,480
Studio City Finance Ltd. 6.00%, 07/15/2025(e)		1,088	518,024
6.50%, 01/15/2028(e)		998	416,228
Wynn Macau Ltd. 5.50%, 01/15/2026(e)		2,168	1,485,080
5.625%, 08/26/2028(e)		1,919	1,132,210

			5,622,370

Consumer Non-Cyclical – 0.4%
BRF GmbH 4.35%, 09/29/2026(e)		941	838,666
BRF SA 4.875%, 01/24/2030(e)		4,401	3,433,606
MARB BondCo PLC 3.95%, 01/29/2031(e)		4,509	3,314,115
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(e)		2,088	1,734,971
Natura Cosmeticos SA 4.125%, 05/03/2028(e)		2,828	2,193,114
Tonon Luxembourg SA 6.50% (0.50% Cash and 6.00% PIK), 10/31/2024(i)(k)(l)(m)(q)		871	87
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(e)		609	422,494
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(h)(i)(j)(k)(m)		4,738	474
10.875%, 01/13/2020(h)(i)(j)(k)(m)		750	75
11.75%, 02/09/2022(h)(i)(j)(k)(m)		1,690	169

			11,937,771

Energy – 0.9%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(e)		2,230	1,740,961
Gran Tierra Energy, Inc. 7.75%, 05/23/2027(e)		1,998	1,541,637

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(e)	U.S.$	1,925	$1,631,437
Kosmos Energy Ltd. 7.50%, 03/01/2028(e)		1,388	1,087,671
Leviathan Bond Ltd. 5.75%, 06/30/2023(e)		4,992	4,935,216
6.125%, 06/30/2025(e)		1,763	1,676,837
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(e)		3,831	3,652,140
MV24 Capital BV 6.748%, 06/01/2034(e)		1,593	1,313,453
Peru LNG SRL 5.375%, 03/22/2030(e)		3,367	2,644,358
ReNew Power Pvt Ltd. 5.875%, 03/05/2027(e)		211	188,357
SEPLAT Energy PLC 7.75%, 04/01/2026(e)		2,065	1,596,245
SierraCol Energy Andina LLC 6.00%, 06/15/2028(e)		2,098	1,375,764

			23,384,076

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(e)		1,667	1,404,760

Technology – 0.0%
CA Magnum Holdings 5.375%, 10/31/2026(e)		1,397	1,169,987

Transportation - Services – 0.0%
JSW Infrastructure Ltd. 4.95%, 01/21/2029(e)		583	434,627

			76,870,604

Utility – 0.3%
Electric – 0.3%
AES Andes SA 6.35%, 10/07/2079(e)		1,816	1,443,720
India Clean Energy Holdings 4.50%, 04/18/2027(e)		2,686	1,866,770
Investment Energy Resources Ltd. 6.25%, 04/26/2029(e)		1,306	1,097,693
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(e)		1,224	941,848
Light Servicos de Eletricidade SA/Light Energia SA 4.375%, 06/18/2026(e)		2,245	1,809,470

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(e)	U.S.$	750	$663,413
Terraform Global Operating LP 6.125%, 03/01/2026(m)		289	265,978

			8,088,892

Financial Institutions – 0.1%
Insurance – 0.1%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer, Inc. 7.625% (7.625% Cash or 8.375% PIK), 10/15/2025(e)(l)		1,938	1,814,307

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(e)(l)		3,891	75,951
5.25%, 12/27/2033(e)(l)		1,221	25,514

			101,465

REITs – 0.0%
China Aoyuan Group Ltd. 5.375%, 09/13/2022(e)(i)(j)		200	6,000
5.88%, 03/01/2027(e)(i)(q)		757	22,710
7.95%, 03/01/2027(e)(i)(q)		644	21,654
China SCE Group Holdings Ltd. 6.00%, 02/04/2026(e)		1,319	92,330
KWG Group Holdings Ltd. 5.95%, 08/10/2025(e)		339	35,595
6.00%, 08/14/2026(e)		400	37,200
7.40%, 01/13/2027(e)		396	35,640
Powerlong Real Estate Holdings Ltd. 4.90%, 05/13/2026(e)		684	54,720
5.95%, 04/30/2025(e)		689	48,359
Shimao Group Holdings Ltd. 5.20%, 01/30/2025(e)(i)(q)		255	12,750
5.20%, 01/16/2027(e)(i)(q)		800	40,000
5.60%, 07/15/2026(e)(i)(q)		806	40,300
Sunac China Holdings Ltd. 5.95%, 04/26/2024(e)(i)(q)		588	33,810
6.50%, 01/10/2025(e)(i)(q)		229	12,595
6.50%, 01/26/2026(e)(i)(q)		305	16,775
6.65%, 08/03/2024(e)(i)(q)		225	12,938
7.00%, 07/09/2025(e)(i)(q)		205	11,275
Times China Holdings Ltd. 5.55%, 06/04/2024(e)		234	17,550
5.75%, 01/14/2027(e)		887	44,350

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.20%, 03/22/2026(e)	U.S.$	380	$20,900
6.60%, 03/02/2023(e)		200	25,000
6.75%, 07/08/2025(e)		434	28,210
Yango Justice International Ltd. 7.50%, 02/17/2025(e)(i)(q)		898	13,470
7.875%, 09/04/2024(e)(i)(q)		342	5,130
8.25%, 11/25/2023(e)(i)(q)		400	6,000
10.25%, 09/15/2022(i)(j)		215	3,225
Zhenro Properties Group Ltd. 7.10%, 09/10/2024(e)(i)(q)		233	4,660

			703,146

			2,618,918

Total Emerging Markets - Corporate Bonds (cost $131,413,385)			87,578,414

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Non-Agency Fixed Rate CMBS – 1.9%
BANK Series 2020-BN25, Class XA 0.883%, 01/15/2063(o)		65,536	3,063,860
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2016-UB10, Class C 4.839%, 07/15/2049		372	334,377
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.334%, 05/15/2052(o)		10,793	678,420
CD Mortgage Trust Series 2017-CD3, Class XA 0.966%, 02/10/2050(o)		13,843	430,461
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.608%, 05/10/2058(o)		12,424	514,225
Citigroup Commercial Mortgage Trust Series 2013-GC15, Class C 5.163%, 09/10/2046		516	501,641
Commercial Mortgage Trust Series 2014-CR15, Class XA 0.623%, 02/10/2047(o)		30,482	184,205
Series 2015-CR27, Class XA 0.907%, 10/10/2048(o)		6,179	130,538
CSAIL Commercial Mortgage Trust Series 2019-C15, Class B 4.476%, 03/15/2052		960	833,823

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2011-GC5, Class C 5.155%, 08/10/2044(e)	U.S.$	375	$298,249
Series 2011-GC5, Class D 5.155%, 08/10/2044(e)		14,025	5,937,561
Series 2016-GS3, Class XA 1.197%, 10/10/2049(o)		30,005	1,062,514
Series 2019-GC39, Class XA 1.129%, 05/10/2052(o)		15,596	733,745
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		1,599	1,486,207
Series 2014-C24, Class C 4.384%, 11/15/2047		5,869	4,968,709
JPMDB Commercial Mortgage Securities Trust Series 2019-COR6, Class XA 0.931%, 11/13/2052(o)		36,991	1,668,604
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class E 4.321%, 12/15/2047(e)		7,500	6,754,410
Series 2012-LC9, Class G 4.321%, 12/15/2047(e)		831	610,047
Series 2016-JP2, Class XA 1.77%, 08/15/2049(o)		15,170	755,291
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		632	277,149
LCCM Series 2017-LC26, Class XA 1.52%, 07/12/2050(e)(o)		33,108	1,719,039
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 4.104%, 05/15/2046(e)		680	609,451
Series 2014-C18, Class C 4.473%, 10/15/2047		4,408	4,073,534
Series 2015-C22, Class XA 1.003%, 04/15/2048(o)		11,357	189,113
UBS Commercial Mortgage Trust Series 2012-C1, Class D 6.445%, 05/10/2045(e)		280	254,653
Series 2017-C1, Class XA 1.526%, 06/15/2050(o)		6,911	356,790

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-C16, Class XA 1.57%, 04/15/2052(o)	U.S.$	15,507	$1,013,411
Series 2019-C18, Class XA 1.023%, 12/15/2052(o)		43,652	2,035,546
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(e)		2,414	2,367,891
Series 2013-C5, Class C 4.175%, 03/10/2046(e)		782	709,959
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.288%, 04/15/2050(o)		7,670	166,955
Series 2016-C36, Class XA 1.184%, 11/15/2059(o)		43,052	1,512,916
Series 2016-LC24, Class XA 1.605%, 10/15/2049(o)		27,077	1,278,272
Series 2016-LC25, Class XA 0.83%, 12/15/2059(o)		17,162	456,145
Series 2019-C52, Class XA 1.604%, 08/15/2052(o)		18,880	1,359,919
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class E 4.843%, 06/15/2044(e)		489	391,390
Series 2014-LC14, Class C 4.344%, 03/15/2047		134	126,273

			49,845,293

Non-Agency Floating Rate CMBS – 0.7%
BFLD Trust Series 2019-DPLO, Class E 5.652% (LIBOR 1 Month + 2.24%), 10/15/2034(e)(g)		11,227	10,559,497
DBWF Mortgage Trust Series 2018-GLKS, Class E 6.498% (LIBOR 1 Month + 3.02%), 12/19/2030(e)(g)		1,994	1,853,511
Great Wolf Trust Series 2019-WOLF, Class D 5.345% (LIBOR 1 Month + 1.93%), 12/15/2036(e)(g)		5,005	4,704,264
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 7.662% (LIBOR 1 Month + 4.25%), 05/15/2036(e)(g)		1,651	1,529,859

			18,647,131

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.131%, 11/16/2045(o)	U.S.$	92	$1

Total Commercial Mortgage-Backed Securities (cost $81,340,615)			68,492,425

EMERGING MARKETS - SOVEREIGNS – 1.9%
Angola – 0.2%
Angolan Government International Bond 8.00%, 11/26/2029(e)		6,780	5,508,750
8.25%, 05/09/2028(e)		460	385,250

			5,894,000

Dominican Republic – 0.5%
Dominican Republic International Bond 4.50%, 01/30/2030(e)		9,442	7,537,667
4.875%, 09/23/2032(e)		3,361	2,578,097
6.40%, 06/05/2049(e)		2,287	1,637,778

			11,753,542

Ecuador – 0.3%
Ecuador Government International Bond 1.50%, 07/31/2040(e)		1,114	361,134
2.50%, 07/31/2035(e)		13,778	5,005,665
5.50%, 07/31/2030(e)		2,144	1,136,243

			6,503,042

El Salvador – 0.1%
El Salvador Government International Bond 7.125%, 01/20/2050(e)		235	78,843
7.625%, 02/01/2041(e)		158	53,799
8.625%, 02/28/2029(e)		7,640	3,043,107
9.50%, 07/15/2052(e)		210	78,750

			3,254,499

Ghana – 0.1%
Ghana Government International Bond 6.375%, 02/11/2027(e)		7,940	2,382,000
8.625%, 04/07/2034(e)		1,769	497,531
8.627%, 06/16/2049(e)		238	63,858
8.95%, 03/26/2051(e)		1,313	367,066

			3,310,455

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.1%
Ivory Coast Government International Bond 4.875%, 01/30/2032(e)	EUR	3,137	$2,166,804
6.375%, 03/03/2028(e)	U.S.$	1,377	1,246,443

			3,413,247

Kenya – 0.1%
Republic of Kenya Government International Bond 7.00%, 05/22/2027(e)		1,680	1,331,400

Lebanon – 0.0%
Lebanon Government International Bond 6.60%, 11/27/2026(e)(i)(q)		1,284	72,867
6.65%, 04/22/2024(e)(i)(q)		507	28,931
6.85%, 03/23/2027(e)(i)(q)		1,053	59,428

			161,226

Nigeria – 0.1%
Nigeria Government International Bond 6.125%, 09/28/2028(e)		233	153,197
7.625%, 11/28/2047(e)		2,963	1,674,095
7.696%, 02/23/2038(e)		1,729	1,011,465
7.875%, 02/16/2032(e)		426	272,640

			3,111,397

Pakistan – 0.0%
Pakistan Government International Bond 6.875%, 12/05/2027(e)		245	75,977
7.375%, 04/08/2031(e)		3,816	1,154,760

			1,230,737

Senegal – 0.3%
Senegal Government International Bond 6.25%, 05/23/2033(e)		5,158	3,845,289
6.75%, 03/13/2048(e)		6,453	4,086,766

			7,932,055

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2035(e)		4,689	699,833
7.375%, 09/25/2034(e)		3,586	537,452

			1,237,285

Total Emerging Markets - Sovereigns (cost $87,930,610)			49,132,885

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AGENCIES – 1.2%
Agency Debentures – 1.2%
Federal Home Loan Banks 5.50%, 07/15/2036	U.S.$	8,695	$9,224,091
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032		10,400	11,754,281
6.75%, 03/15/2031		4,000	4,608,094
Series GDIF 6.75%, 09/15/2029		4,606	5,245,710

Total Agencies (cost $35,033,655)			30,832,176

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Indonesia – 0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(e)		2,044	1,952,245

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 04/24/2025(e)		768	714,864
5.375%, 04/24/2030(e)		1,940	1,586,920

			2,301,784

Mexico – 0.5%
Comision Federal de Electricidad 4.688%, 05/15/2029(e)		4,031	3,396,873
Petroleos Mexicanos 5.95%, 01/28/2031		6,037	4,337,585
6.49%, 01/23/2027		1,455	1,270,797
6.75%, 09/21/2047		8,071	4,854,706
6.95%, 01/28/2060		3,090	1,842,413

			15,702,374

Ukraine – 0.1%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026(i)(m)(q)		2,168	306,636
State Agency of Roads of Ukraine 6.25%, 06/24/2030(m)		7,856	1,017,843

			1,324,479

Total Quasi-Sovereigns (cost $34,151,028)			21,280,882

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Colombia – 0.2%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	864	$592,542
3.25%, 04/22/2032		8,612	5,714,062

			6,306,604

Mexico – 0.1%
Mexico Government International Bond 2.659%, 05/24/2031		3,159	2,446,646

Panama – 0.2%
Panama Notas del Tesoro 3.75%, 04/17/2026		5,027	4,697,882

Peru – 0.0%
Peruvian Government International Bond 2.392%, 01/23/2026		247	222,192

Total Governments - Sovereign Bonds (cost $17,477,957)			13,673,324

ASSET-BACKED SECURITIES – 0.5%
Other ABS - Fixed Rate – 0.3%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.552%, 11/16/2043(m)		137	129,255
Series 2019-36, Class PT 13.124%, 10/17/2044(m)		369	352,042
Series 2019-43, Class PT 0.389%, 11/15/2044(m)		13	12,501
Marlette Funding Trust Series 2018-4A, Class C 4.91%, 12/15/2028(e)		89	88,508
Series 2019-2A, Class C 4.11%, 07/16/2029(e)		1,161	1,151,543
Series 2019-3A, Class C 3.79%, 09/17/2029(e)		1,775	1,755,079
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025(h)(k)(m)		108	104,762
SoFi Consumer Loan Program Trust Series 2019-4, Class D 3.48%, 08/25/2028(e)		3,000	2,983,574

			6,577,264

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Autos - Fixed Rate – 0.2%
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(e)	U.S.$	2,970	$2,726,868
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(e)		2,551	2,529,598

			5,256,466

Total Asset-Backed Securities (cost $12,109,268)			11,833,730

		Shares
COMMON STOCKS – 0.4%
Energy – 0.2%
Energy Equipment & Services – 0.0%
Diamond Offshore Drilling, Inc.(e)(i)		22,730	223,890
Vantage Drilling International(i)		5,988	107,784

			331,674

Oil, Gas & Consumable Fuels – 0.2%
Berry Corp.		78,098	692,729
Chord Energy Corp.		4,334	663,492
Civitas Resources, Inc.		5,127	358,429
Denbury, Inc.(i)		6,516	595,628
Golden Energy Offshore Services AS(i)		1,497,659	251,383
Nordic Aviation Capital AS(h)(i)		103,735	2,178,435
SandRidge Energy, Inc.(i)		105	1,983

			4,742,079

			5,073,753

Consumer Discretionary – 0.1%
Auto Components – 0.0%
Energy Technology(h)(i)(k)		497	62,125

Internet & Catalog Retail – 0.0%
GOLO Mobile, Inc.(h)(i)(k)		30,264	– 0	–

Multiline Retail – 0.1%
ATD New Holdings, Inc.(i)		29,486	2,108,249

			2,170,374

Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc.(h)(i)(k)		71,086	1,315,091

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat SA/Luxembourg		46,202	$1,155,050
Intelsat Jackson Holdings SA(h)(i)(k)		9,676	– 0	–

			1,155,050

Media – 0.0%
iHeartMedia, Inc. – Class A(i)		14,385	119,108

			1,274,158

Information Technology – 0.0%
Software – 0.0%
Monitronics International, Inc.(i)		34,245	8,561
Paysafe AG Tracker(h)(i)		71,679	– 0	–
Paysafe Ltd.(i)		100,908	147,326

			155,887

Health Care – 0.0%
Pharmaceuticals – 0.0%
Mallinckrodt PLC(i)		5,739	87,003

Total Common Stocks (cost $14,460,449)			10,076,266

		Principal Amount (000)
LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
Texas Transportation Commission State Highway Fund Series 2010-B 5.178%, 04/01/2030	U.S.$	2,560	2,520,559
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(e)		6,915	5,911,232

Total Local Governments – US Municipal Bonds (cost $9,475,000)			8,431,791

		Shares
PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Auto Components – 0.1%
Energy Technology 0.00%(h)(i)(k)		3,093	1,546,500

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 0.0%
Gulfport Energy Corp. 10.00%(h)(i)	113	$678,000

Total Preferred Stocks (cost $2,416,822)		2,224,500

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/2022(i)	2,936	88
Encore Automotive Acceptance, expiring 07/05/2031(h)(i)(k)	12	– 0	–
Flexpath Capital, Inc., expiring 04/15/2031(h)(i)(k)	17,195	– 0	–

Total Warrants (cost $0)		88

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(r)(s)(t) (cost $5,641,740)	5,641,740	5,641,740

Total Investments – 148.5% (cost $4,234,395,928)		3,905,967,976

Other assets less liabilities – (48.5)%		(1,275,779,597)

Net Assets – 100.0%		$2,630,188,379

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Long Gilt Futures	11	December 2022	$1,288,349	$(99,529)
U.S. Long Bond (CBT) Futures	1,185	December 2022	142,792,500	(19,871,589)
U.S. T-Note 2 Yr (CBT) Futures	2,567	December 2022	524,650,678	(5,212,823)
U.S. T-Note 10 Yr (CBT) Futures	4,133	December 2022	457,083,969	(21,383,283)
U.S. Ultra Bond (CBT) Futures	1,315	December 2022	167,867,969	(29,590,897)

Sold Contracts
Euro Buxl 30 Yr Bond Futures	13	December 2022	1,852,830	184,989
Euro-BOBL Futures	18	December 2022	2,128,749	63,845
Euro-Bund Futures	50	December 2022	6,840,665	298,359
Euro-Schatz Futures	168	December 2022	17,753,985	220,668
U.S. 10 Yr Ultra Futures	2,722	December 2022	315,709,469	27,611,215
U.S. T-Note 5 Yr (CBT) Futures	6,410	December 2022	683,265,938	6,786,441

				$(40,992,604)

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	32,461	USD	31,358	12/08/2022	$(810,141)
Citibank, NA	CAD	211,686	USD	155,117	01/19/2023	(433,336)
Citibank, NA	USD	1,899	AUD	2,993	01/19/2023	20,537
JPMorgan Chase Bank	USD	2,761	EUR	2,815	12/08/2022	28,834
Morgan Stanley Capital Services, Inc.	GBP	1,077	USD	1,281	11/17/2022	45,507
State Street Bank & Trust Co.	EUR	187	USD	184	12/08/2022	(1,404)

						$(1,150,003)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
iTraxx Xover Series 38, 5 Year Index, 12/20/2027*	5.00%	Quarterly	5.50%	EUR 13,220	$(205,521)	$(551,169)	$345,648

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	109,350	04/20/2023	2.850%	3 Month LIBOR	Semi-Annual/ Quarterly	$1,053,036	$	– 0	–	$1,053,036
USD	46,860	04/02/2024	2.851%	3 Month LIBOR	Semi-Annual/ Quarterly	1,406,568		– 0	–	1,406,568
USD	30,755	02/10/2025	2.034%	3 Month LIBOR	Semi-Annual/ Quarterly	1,901,205		– 0	–	1,901,205
USD	6,010	06/09/2025	2.491%	3 Month LIBOR	Semi-Annual/ Quarterly	291,477		– 0	–	291,477
USD	10,000	01/11/2027	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	757,389		– 0	–	757,389
USD	11,920	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	1,012,259		– 0	–	1,012,259

						$6,421,934	$	– 0	–	$6,421,934

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00%	Monthly	7.50%	USD	3,600	$(1,371,340)	$(83,966)	$(1,287,374)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	2,880	(1,097,072)	(414,890)	(682,182)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50%	USD	831	(188,133)	(211,018)	22,885
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,078	(470,570)	(483,828)	13,258
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,559	(352,967)	(362,912)	9,945
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	114	(25,716)	(6,748)	(18,968)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	450	(101,912)	(47,911)	(54,001)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	802	(181,635)	(120,662)	(60,973)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	700	(158,494)	(58,345)	(100,149)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,070	(242,338)	(102,454)	(139,884)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,378	(312,075)	(131,111)	(180,964)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,500	(792,472)	(337,825)	(454,647)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,690	(1,514,731)	(630,298)	(884,433)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,690	(1,514,731)	(630,298)	(884,433)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,320	(1,431,046)	(513,979)	(917,067)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,695	(1,515,840)	(395,820)	(1,120,020)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	330	(36,129)	(12,294)	(23,835)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	660	(72,384)	(25,098)	(47,286)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	1,650	(180,896)	(61,555)	(119,341)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	3,779	(414,169)	(192,123)	(222,046)

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00%	Monthly	7.50%	USD	8,010	$(957,108)	$(233,985)	$(723,123)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	940	(212,857)	(109,642)	(103,215)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,454	(1,461,318)	(734,589)	(726,729)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	13,777	(1,510,122)	(568,252)	(941,870)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	11,880	(4,525,422)	(2,527,802)	(1,997,620)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,426	(1,002,160)	(675,546)	(326,614)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,004	(680,100)	(328,864)	(351,236)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,179	(1,399,031)	(956,643)	(442,388)
JPMorgan Securities, LLC
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	2,699	(1,027,956)	(492,924)	(535,032)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	2,786	(1,061,143)	(501,486)	(559,657)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,100	(475,484)	(124,778)	(350,706)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,160	(715,444)	(255,670)	(459,774)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6,680	(1,512,512)	(709,432)	(803,080)
Morgan Stanley & Co. International plc
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	170	(18,673)	(6,585)	(12,088)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	383	(86,696)	(30,046)	(56,650)

						$(28,620,676)	$(13,079,379)	$(15,541,297)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at October 31, 2022
Barclays Capital, Inc.†	USD	3,095	(1.25%)*	—	$3,091,884
Barclays Capital, Inc.†	USD	861	2.50%	—	863,444
First Boston†	EUR	2,236	0.25%	—	2,209,922
First Boston†	EUR	1,103	(0.25%)*	—	1,089,644
HSBC Securities (USA), Inc.†	USD	229,363	3.10%	—	229,441,503

62 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at October 31, 2022
HSBC Securities (USA), Inc.†	USD	139,300	3.10%	—	$139,300,000
JPMorgan Chase Bank†	USD	460,856	3.11%	—	461,015,501

					$837,011,898

*	Interest payment due from counterparty.

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2022.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Government –Treasuries	$829,757,004	$	– 0	–	$	– 0	–	$	– 0	–	$829,757,004
Corporates – Non-Investment Grade	7,254,894		– 0	–		– 0	–		– 0	–	7,254,894

Total	$837,011,898	$	– 0	–	$	– 0	–	$	– 0	–	$837,011,898

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.
(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $826,873,669 or 31.4% of net assets.

(f)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Non-income producing security.

(j)	Defaulted matured security.

(k)	Fair valued by the Adviser.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2022.

abfunds.com	AB INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

(m)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.26% of net assets as of October 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 11.552%, 11/16/2043	09/27/2018	$136,560		$129,255		0.00%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 13.124%, 10/17/2044	09/04/2019	368,729		352,042		0.01%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 0.389%, 11/15/2044	10/09/2019	13,481		12,501		0.00%
Digicel Group Holdings Ltd. 7.00%, 11/16/2022	06/21/2019	19,246		6,317		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019	692,006		– 0	–	0.00%
Home Re Ltd. Series 2019-1, Class B1 7.936%, 05/25/2029	12/20/2019	2,057,670		1,965,980		0.07%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.836%, 11/25/2024	11/06/2015	353,964		340,946		0.01%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 9.086%, 10/25/2025	09/18/2015	648,642		636,339		0.02%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015	861,787		– 0	–	0.00%
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/2026	11/04/2019	2,168,000		306,636		0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.946%, 02/27/2023	02/11/2020	1,891,785		1,782,952		0.07%
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 08/25/2025	07/19/2017	34,727		104,762		0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/17/2021	7,856,000		1,017,843		0.04%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	289,000		265,978		0.01%

64 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tonon Luxembourg SA 6.50%, 10/31/2024	01/16/2013	$1,804,783	$87	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	06/19/2013	3,510,949	474	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	745,965	75	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014	916,308	169	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.836%, 11/25/2025	09/06/2016	237,621	217,981	0.01%

(n)	Inverse interest only security.

(o)	IO – Interest Only.

(p)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the CDOR/SOFR or the LIBOR/CDOR/SOFR floor plus a spread October 31, 2022.

(q)	Defaulted.

(r)	Affiliated investments.

(s)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(t)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB INCOME FUND | 65

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,228,754,188)	$3,900,326,236
Affiliated issuers (cost $5,641,740)	5,641,740
Cash	8,456,938
Cash collateral due from broker	1,033,000
Foreign currencies, at value (cost $402,708)	394,713
Receivable for investment securities sold	216,860,608
Unaffiliated interest and dividends receivable	25,364,226
Receivable for capital stock sold	6,831,850
Receivable for variation margin on centrally cleared swaps	164,046
Unrealized appreciation on forward currency exchange contracts	94,878
Affiliated dividends receivable	18,253
Other assets	42,307

Total assets	4,165,228,795

Liabilities
Payable for reverse repurchase agreements	837,011,898
Payable for investment securities purchased	652,257,108
Market value on credit default swaps (net premiums received $13,079,379)	28,620,676
Payable for capital stock repurchased	11,656,955
Unrealized depreciation on forward currency exchange contracts	1,244,881
Payable for variation margin on futures	1,189,797
Advisory fee payable	1,018,348
Dividends payable	730,068
Foreign capital gains tax payable	360,410
Distribution fee payable	125,760
Transfer Agent fee payable	62,467
Administrative fee payable	32,692
Directors’ fees payable	4,853
Accrued expenses and other liabilities	724,503

Total liabilities	1,535,040,416

Net Assets	$2,630,188,379

Composition of Net Assets
Capital stock, at par	$424,204
Additional paid-in capital	3,519,715,614
Accumulated loss	(889,951,439)

Net Assets	$2,630,188,379

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$159,887,152	25,814,291	$6.19	*

C	$113,981,584	18,381,750	$6.20

Advisor	$2,335,294,081	376,616,260	$6.20

Z	$21,025,562	3,391,869	$6.20

*	The maximum offering price per share for Class A shares was $6.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

66 | AB INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest	$153,161,830
Dividends
Unaffiliated issuers	322,872
Affiliated issuers	137,770
Other income	52,102	$153,674,574

Expenses
Advisory fee (see Note B)	15,974,539
Distribution fee—Class A	542,449
Distribution fee—Class C	1,556,753
Transfer agency—Class A	177,135
Transfer agency—Class C	127,075
Transfer agency—Advisor Class	2,672,176
Transfer agency—Class Z	5,385
Custody and accounting	398,416
Printing	262,853
Audit and tax	167,389
Registration fees	116,912
Administrative	92,045
Legal	70,642
Directors’ fees	64,199
Miscellaneous	71,895

Total expenses before interest expense	22,299,863
Interest expense	9,932,151
Total expenses	32,232,014

Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,093,142)

Net expenses		31,138,872

Net investment income		122,535,702

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(475,049,337)
Forward currency exchange contracts		11,323,255
Futures		(31,527,848)
Written Options		2,997
Swaps		(24,041,069)
Written Swaptions		(56,399)
Foreign currency transactions		(18,474,283)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		(333,950,286)
Forward currency exchange contracts		7,236,557
Futures		(46,553,976)
Swaps		63,228,566
Written Swaptions		(258,487)
Foreign currency denominated assets and liabilities		(438,888)

Net loss on investment and foreign currency transactions		(848,559,198)

Net Decrease in Net Assets from Operations		$(726,023,496)

(a)	Net of foreign realized capital gains taxes of $85,657.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $154,107.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 67

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$122,535,702	$152,778,034
Net realized gain (loss) on investment and foreign currency transactions	(537,822,684)	50,218,675
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(310,736,514)	(82,969,291)
Contributions from Affiliates (see Note B)	– 0	–	1,723,972

Net increase (decrease) in net assets from operations	(726,023,496)	121,751,390
Distributions to Shareholders
Class A	(7,242,847)	(9,801,938)
Class C	(4,015,362)	(5,496,599)
Advisor Class	(117,190,413)	(150,065,239)
Class Z	(938,821)	(986,960)
Capital Stock Transactions
Net increase (decrease)	(1,158,104,578)	65,001,121

Total increase (decrease)	(2,013,515,517)	20,401,775
Net Assets
Beginning of period	4,643,703,896	4,623,302,121

End of period	$2,630,188,379	$4,643,703,896

See notes to financial statements.

68 | AB INCOME FUND	abfunds.com

STATEMENT OF CASH FLOWS

For the year ended October 31, 2022

Cash flows from operating activities
Net decrease in net assets from operations		$(726,023,496)
Reconciliation of net decrease in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(8,522,534,036)
Purchases of short-term investments	(941,157,456)
Proceeds from disposition of long-term investments	9,865,544,669
Proceeds from disposition of short-term investments	1,046,688,236
Net realized loss on investment transactions and foreign currency transactions	537,822,684
Net realized gain on forward currency exchange contracts	11,323,255
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	310,736,514
Net accretion of bond discount and amortization of bond premium	62,402,848
Increase in receivable for investments sold	(212,699,654)
Decrease in interest receivable	40,357,168
Increase in affiliated dividends receivable	(17,500)
Increase in other assets	(16,330)
Decrease in cash collateral due from broker	1,740,000
Increase in payable for investments purchased	407,740,661
Decrease in cash collateral due to broker	(2,780,000)
Decrease in advisory fee payable	(777,609)
Decrease in administrative fee payable	(165)
Decrease in Foreign capital gains tax payable	(68,450)
Decrease in Transfer Agent fee payable	(6,289)
Decrease in distribution fee payable	(99,132)
Decrease in Directors’ fee payable	(1,506)
Decrease in accrued expenses	(105,673)
Proceeds from options written, net	2,997
Payments on swaptions written, net	(467,961)
Payments on swaps, net	(45,268,450)
Payments for exchange-traded derivatives settlements, net	(67,959,983)

Total adjustments		2,490,398,838

Net cash provided by (used in) operating activities		1,764,375,342
Cash flows from financing activities
Redemptions of capital stock, net	(1,242,993,396)
Cash dividends paid (net of dividend reinvestments)†	(43,865,877)
Repayment of reverse repurchase agreements	(474,120,662)

Net cash provided by (used in) financing activities		(1,760,979,935)
Effect of exchange rate on cash		(18,913,171)

Net decrease in cash		(15,517,764)
Cash at beginning of year		24,369,415

Cash at end of year		$8,851,651

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$85,876,697
Interest expense paid during the year	$9,815,884

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

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October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

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of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in

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active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a

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valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Governments – Treasuries	$	– 0	–	$1,986,377,291		– 0	–	$1,986,377,291
Mortgage Pass-Throughs		– 0	–	513,787,329		– 0	–	513,787,329
Corporates – Investment Grade		– 0	–	458,751,171		– 0	–	458,751,171
Corporates – Non-Investment Grade		– 0	–	278,895,379		4,804,847	(a)	283,700,226
Collateralized Loan Obligations		– 0	–	134,910,540		– 0	–	134,910,540
Collateralized Mortgage Obligations		– 0	–	122,455,654		– 0	–	122,455,654
Bank Loans		– 0	–	82,745,410		14,042,134		96,787,544
Emerging Markets – Corporate Bonds		– 0	–	87,577,696		718	(a)	87,578,414
Commercial Mortgage-Backed Securities		– 0	–	68,492,425		– 0	–	68,492,425
Emerging Markets – Sovereigns		– 0	–	49,132,885		– 0	–	49,132,885
Agencies		– 0	–	30,832,176		– 0	–	30,832,176
Quasi-Sovereigns		– 0	–	21,280,882		– 0	–	21,280,882
Governments – Sovereign Bonds		– 0	–	13,673,324		– 0	–	13,673,324
Asset-Backed Securities		– 0	–	11,728,968		104,762		11,833,730
Common Stocks		3,248,755		3,271,860		3,555,651	(a)	10,076,266
Local Governments – US Municipal Bonds		– 0	–	8,431,791		– 0	–	8,431,791
Preferred Stocks		– 0	–	– 0	–	2,224,500		2,224,500
Warrants		88		– 0	–	0	(a)	88
Short-Term Investments		5,641,740		– 0	–	– 0	–	5,641,740

Total Investments in Securities		8,890,583		3,872,344,781		24,732,612	(a)	3,905,967,976
Other Financial Instruments(b):
Assets:
Futures		35,165,517		– 0	–	– 0	–	35,165,517	(c)
Forward Currency Exchange Contracts		– 0	–	94,878		– 0	–	94,878
Centrally Cleared Interest Rate Swaps		– 0	–	6,421,934		– 0	–	6,421,934	(c)

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Investments in Securities:	Level 1		Level 2			Level 3		Total
Liabilities:
Futures	$(76,158,121)		$	– 0	–	– 0	–	$(76,158,121	)(c)
Forward Currency Exchange Contracts	– 0	–		(1,244,881)		– 0	–	(1,244,881)
Centrally Cleared Credit Default Swaps	– 0	–		(205,521)		– 0	–	(205,521	)(c)
Credit Default Swaps	– 0	–		(28,620,676)		– 0	–	(28,620,676)
Reverse Repurchase Agreements	(837,011,898)			– 0	–	– 0	–	(837,011,898)

Total	$(869,113,919)			$3,848,790,515		$24,732,612	(a)	$3,004,409,208

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

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are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation (depreciation) as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company. Certain prior year amounts have been reclassified to conform to current year presentation.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the year ended October 31, 2022, such reimbursement/waivers amounted to $1,066,679. The Expense Caps may not be terminated by the Adviser before January 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $92,045.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $672,457 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $7,592 from the sale of Class A shares and received $15,053 and $9,359 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the

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investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $26,463.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$111,173	$941,157	$1,046,688	$5,642	$138

During the year ended October 31, 2021, the Adviser reimbursed the Fund $1,723,972 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,013,893 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$448,435,339	$1,131,256,970
U.S. government securities	8,073,855,350	8,618,168,459

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$4,237,445,530

Gross unrealized appreciation	$113,884,098
Gross unrealized depreciation	(428,564,877)

Net unrealized depreciation	$(314,680,779)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased option are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2022, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded

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within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to

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generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2022, the Fund held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either

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(i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial

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instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$35,165,517	*	Receivable/Payable for variation margin on futures	$76,158,121	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	345,648	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	6,421,934	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	94,878		Unrealized depreciation on forward currency exchange contracts	1,244,881

Credit contracts				Market value on credit default swaps	28,620,676

Total		$42,027,977			$106,023,678

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(31,527,848)	$(46,553,976)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	11,323,255	7,236,557

Foreign exchange contracts	Net realized gain (loss) on written options; Net change in unrealized appreciation (depreciation) of written options	2,997	– 0	–

Interest rate contracts	Net realized gain (loss) on written swaptions; Net change in unrealized appreciation (depreciation) of written swaptions	(56,399)	(258,487)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(2,857,247)	15,448,318

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(21,183,822)	47,780,248

Total		$(44,299,064)	$23,652,660

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Futures:
Average notional amount of buy contracts	$743,647,855
Average notional amount of sale contracts	$969,063,715
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$76,640,135	(a)
Average principal amount of sale contracts	$357,872,400

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Written Swaptions:
Average notional amount	$44,894,200	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$214,895,000
Centrally Cleared Inflation Swaps:
Average notional amount	$96,350,000	(c)
Credit Default Swaps:
Average notional amount of sale contracts	$259,301,869
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$58,762,176

(a)	Positions were open for nine months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$20,537	$(20,537)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank/JPMorgan Securities, LLC	28,834	(28,834)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International plc	45,507	(45,507)		– 0	–		– 0	–		– 0	–

Total	$94,878	$(94,878)	$	– 0	–	$	– 0	–		$0	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$810,141	$	– 0	–	$	– 0	–	$	– 0	–	$810,141
Barclays Bank PLC	1,371,340		– 0	–		– 0	–		(1,371,340)		– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	10,333,068		(20,537)			(373,000)			(9,858,515)		81,016
Credit Suisse International	3,334,861		– 0	–		– 0	–		(3,334,861)		– 0	–
Goldman Sachs International	9,116,835		– 0	–		(660,000)			(8,456,835)		– 0	–
JPMorgan Chase Bank/JPMorgan Securities, LLC	4,792,539		(28,834)			– 0	–		(4,763,705)		– 0	–
Morgan Stanley Capital Services, Inc./Morgan Stanley & Co. International plc	105,369		(45,507)			– 0	–		(59,862)		– 0	–
State Street Bank & Trust Co.	1,404		– 0	–		– 0	–		– 0	–	1,404

Total	$29,865,557		$(94,878)			$(1,033,000)			$(27,845,118)		$892,561	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of

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mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2022, the Fund earned drop income of $5,422,796 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2022, the average amount of reverse repurchase agreements outstanding was $1,249,952,892 and the daily weighted average interest rate was 0.79%. At October 31, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $837,011,898 as reported on the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	3,955,328	(3,955,328)	– 0	–
Credit Suisse International/ First Boston†	3,299,566	(3,299,566)	– 0	–
HSBC Securities (USA), Inc.	368,741,503	(228,709,343)	140,032,160
JPMorgan Chase Bank	461,015,501	(458,847,705)	2,167,796

Total	$837,011,898	$(694,811,942)	$142,199,956

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	5,504,143	12,693,420	$39,565,166	$102,684,240

Shares issued in reinvestment of dividends	683,436	794,420	4,848,123	6,379,937

Shares converted from Class C	150,661	356,137	1,067,762	2,859,271

Shares redeemed	(14,232,001)	(16,512,385)	(100,905,810)	(132,616,025)

Net decrease	(7,893,761)	(2,668,408)	$(55,424,759)	$(20,692,577)

Class C
Shares sold	737,142	3,077,054	$5,442,290	$24,874,379

Shares issued in reinvestment of dividends	367,071	456,339	2,605,062	3,671,010

Shares converted to Class A	(150,476)	(355,698)	(1,067,762)	(2,859,271)

Shares redeemed	(7,173,549)	(5,920,156)	(51,179,390)	(47,610,467)

Net decrease	(6,219,812)	(2,742,461)	$(44,199,800)	$(21,924,349)

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	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Advisor Class
Shares sold	125,018,791	167,986,666	$895,171,374	$ 1,352,943,498

Shares issued in reinvestment of dividends	10,905,106	12,483,656	77,665,707	100,377,691

Shares redeemed	(285,020,744)	(168,770,779)	(2,028,413,744)	(1,357,710,463)

Net increase (decrease)	(149,096,847)	11,699,543	$ (1,055,576,663)	$95,610,726

Class Z
Shares sold	987,963	2,157,210	$6,992,661	$17,350,447

Shares issued in reinvestment of dividends	106,789	94,970	757,805	762,411

Shares redeemed	(1,516,427)	(759,196)	(10,653,822)	(6,105,537)

Net increase (decrease)	(421,675)	1,492,984	$(2,903,356)	$12,007,321

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR,

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announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$129,387,443	$166,350,736

Total taxable distributions paid	$129,387,443	$166,350,736

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,322,646
Accumulated capital and other losses	(557,600,583	)(a)
Unrealized appreciation (depreciation)	(319,324,058	)(b)

Total accumulated earnings/(deficit)	$(875,601,995	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $557,599,853. As of October 31, 2022, the cumulative deferred loss on straddles was $730.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

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NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $187,331,997 and a net long-term capital loss carryforward of $370,267,856, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.89	$ 7.96	$ 7.98	$ 7.49	$ 8.09

Income From Investment Operations

Net investment income(a)(b)	.23	.24	.26	.31	.29

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)	(.04)	.02	(c)	.53	(.50)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(1.46)	.20	.28	.84	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.27)	(.30)	(.30)	(.36)

Return of capital	– 0	–	– 0	–	– 0	–	(.05)	(.03)

Total dividends and distributions	(.24)	(.27)	(.30)	(.35)	(.39)

Net asset value, end of period	$ 6.19	$ 7.89	$ 7.96	$ 7.98	$ 7.49

Total Return

Total investment return based on net asset value(e)*	(18.83)%	2.48%	3.55%	11.50%	(2.71)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$159,887	$265,990	$289,619	$240,567	$232,931

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.04%	.79%	.78%	.77%	1.08%

Expenses, before waivers/reimbursements(f)	1.08%	.80%	.80%	.83%	1.16%

Net investment income(b)	3.15%	3.04%	3.24%	4.02%	3.73%

Portfolio turnover rate**	167%	166%	246%	270%	105%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Income From Investment Operations

Net investment income(a)(b)	.17	.18	.20	.25	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.68)	(.04)	.02	(c)	.53	(.50)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(1.51)	.14	.22	.78	(.27)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.21)	(.24)	(.25)	(.30)

Return of capital	– 0	–	– 0	–	– 0	–	(.04)	(.03)

Total dividends and distributions	(.19)	(.21)	(.24)	(.29)	(.33)

Net asset value, end of period	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Total Return

Total investment return based on net asset value(e)*	(19.41)%	1.71%	2.77%	10.65%	(3.43)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$113,982	$194,363	$217,968	$164,413	$82,283

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.79%	1.54%	1.53%	1.52%	1.83%

Expenses, before waivers/reimbursements(f)	1.82%	1.55%	1.55%	1.57%	1.92%

Net investment income(b)	2.39%	2.29%	2.49%	3.21%	2.98%

Portfolio turnover rate**	167%	166%	246%	270%	105%
See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 7.90	$ 7.97	$ 7.99	$ 7.50	$ 8.10

Income From Investment Operations

Net investment income(a)(b)	.24	.26	.27	.33	.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.68)	(.04)	.03	(c)	.53	(.50)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	.00	(d)	.00	(d)

Net increase (decrease) in net asset value from operations	(1.44)	.22	.30	.86	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.29)	(.32)	(.31)	(.38)

Return of capital	– 0	–	– 0	–	– 0	–	(.06)	(.03)

Total dividends and distributions	(.26)	(.29)	(.32)	(.37)	(.41)

Net asset value, end of period	$ 6.20	$ 7.90	$ 7.97	$ 7.99	$ 7.50

Total Return

Total investment return based on net asset value(e)*	(18.60)%	2.73%	3.80%	11.76%	(2.46)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$2,334	$4,152	$4,097	$3,562	$2,222

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.79%	.54%	.53%	.52%	.83%

Expenses, before waivers/reimbursements(f)	.82%	.55%	.55%	.58%	.91%

Net investment income(b)	3.38%	3.28%	3.48%	4.24%	3.98%

Portfolio turnover rate**	167%	166%	246%	270%	105%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,		November 20, 2019(g) to October 31, 2020
	2022	2021

Net asset value, beginning of period	$ 7.90	$ 7.97	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.25	.27	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.69)	(.05)	.03	(c)

Net increase (decrease) in net asset value from operations	(1.44)	.22	.30

Less: Dividends

Dividends from net investment income	(.26)	(.29)	(.30)

Net asset value, end of period	$ 6.20	$ 7.90	$ 7.97

Total Return

Total investment return based on net asset value(e)*	(18.57)%	2.78%	3.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,026	$30,118	$18,492

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.78%	.49%	.48	%^

Expenses, before waivers/reimbursements(f)	.78%	.49%	.48	%^

Net investment income(b)	3.44%	3.32%	3.49	%^

Portfolio turnover rate**	167%	166%	246%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Year Ended October 31,
	2022	2021	2020	2019	2018

Class A

Net of waivers/reimbursements	.77%	.77%	.77%	.77%	.77%

Before waivers/reimbursements	.80%	.78%	.79%	.82%	.85%
Class C

Net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Before waivers/reimbursements	1.55%	1.53%	1.54%	1.57%	1.60%
Advisor Class

Net of waivers/reimbursements	.52%	.52%	.52%	.52%	.52%

Before waivers/reimbursements	.55%	.53%	.54%	.57%	.60%
Class Z

Net of waivers/reimbursements	.49%	.47%	.46%	N/A	N/A

Before waivers/reimbursements	.49%	.47%	.46%	N/A	N/A

(g)	Commencement of distributions.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .04% for the year ended October 31, 2021.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Income Fund (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB INCOME FUND | 103

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2022

104 | AB INCOME FUND	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For foreign shareholders, 80.59% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB INCOME FUND | 105

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Investment Team. Messrs. DiMaggio, Distenfeld, Malik and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

106 | AB INCOME FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2015)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Michael J. Downey,## 78 (2015)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

Nancy P. Jacklin,## 74 (2015)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2015)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept. Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also co-Head of Fixed Income.

Fahd Malik 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew S. Sheridan 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB INCOME FUND | 115

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s

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principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was equal to the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the

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expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB INCOME FUND | 121

NOTES

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NOTES

abfunds.com	AB INCOME FUND | 123

NOTES

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 14, 2022

This report provides management’s discussion of fund performance for the AB Municipal Bond Inflation Strategy for the annual period ended October 31, 2022.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	-4.07%	-5.92%

Class 2 Shares[1]	-4.02%	-5.83%

Class A Shares	-4.14%	-6.06%

Class C Shares	-4.51%	-6.75%

Advisor Class Shares[2]	-4.02%	-5.82%

Bloomberg 1-10 Year TIPS Index	-5.32%	-7.18%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. The Fund invests primarily in municipal bonds and uses tax-efficient hedges for inflation protection. The Fund’s overweight to municipals contributed, relative to the benchmark, for the six-month period, but detracted for the 12-month period. The use of Consumer Price Index (“CPI”) swaps had no material impact on performance, relative to the benchmark, over either period. Yield-curve positioning contributed, particularly underweights to the intermediate parts of the curve for both periods.

During both periods, the Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which detracted from absolute performance.

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Credit default swaps were utilized for investment purposes, which had no material impact on performance. CPI swaps were used for hedging purposes, which detracted from absolute performance for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields continued their ascent higher toward the end of the reporting period ended October 31, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 3.39% from 1.22% and the yield on the 10-Year US Treasury rose to 4.06% from 1.58%. Demand for municipals continued to weaken during the six-month period, as investors have pulled approximately $104.8 billion year to date from municipal bond mutual funds and exchange-traded funds as of October 26, 2022. In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 73 basis points (“b.p.”) during the 12-month period and 1 b.p. during the six-month period. Average BBB credit spreads widened during the 12-month and six-month periods by approximately 60 b.p. and 26 b.p., respectively.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering into inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.22% and 0.40%, respectively.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more nationally recognized statistical rating organizations (or deemed to be of comparable credit quality by the Adviser). The Fund may invest up to 20% of its total assets in below investment-grade fixed-income securities (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser considers the impact of TOB transactions, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, such as TOB transactions, its net asset value (“NAV”) may be more volatile

6 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become more difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance.”

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 10/31/2012 to 10/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

8 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS 1 SHARES[3]			3.30%	5.08%

1 Year	-5.92%	-5.92%

5 Years	1.98%	1.98%

10 Years	1.35%	1.35%

CLASS 2 SHARES[3]			3.39%	5.22%

1 Year	-5.83%	-5.83%

5 Years	2.10%	2.10%

10 Years	1.45%	1.45%

CLASS A SHARES			2.96%	4.55%

1 Year	-6.06%	-8.87%

5 Years	1.84%	1.22%

10 Years	1.18%	0.88%

CLASS C SHARES			2.30%	3.54%

1 Year	-6.75%	-7.67%

5 Years	1.09%	1.09%

10 Years[4]	0.44%	0.44%

ADVISOR CLASS SHARES[5]			3.30%	5.08%

1 Year	-5.82%	-5.82%

5 Years	2.10%	2.10%

10 Years	1.44%	1.44%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.66%, 0.56%, 0.84%, 1.59% and 0.59% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-6.50%

5 Years	1.74%

10 Years	1.26%

CLASS 2 SHARES[1]

1 Year	-6.40%

5 Years	1.84%

10 Years	1.36%

CLASS A SHARES

1 Year	-9.44%

5 Years	0.96%

10 Years	0.79%

CLASS C SHARES

1 Year	-8.23%

5 Years	0.83%

10 Years[2]	0.36%

ADVISOR CLASS SHARES[3]

1 Year	-6.39%

5 Years	1.83%

10 Years	1.37%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore, their respective NAV and SEC returns are the same.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$958.60	$3.70	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$954.90	$7.39	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$959.80	$2.47	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$959.30	$2.96	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$959.80	$2.47	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,193.1

1

The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc.(“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

October 31, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.0%
Long-Term Municipal Bonds – 90.2%
Alabama – 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 06/01/2028	$3,905	$4,037,644
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	4,813,020
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016 5.00%, 02/01/2025	2,110	2,150,226
Series 2021 4.00%, 02/01/2039	1,675	1,464,965
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	3,770	3,403,830

		15,869,685

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	1,335	1,399,926
Series 2018 6.50%, 09/01/2028(a)	295	316,794
7.125%, 09/01/2038(a)	280	310,207

		2,026,927

Arizona – 1.4%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2030	935	903,334
5.00%, 11/01/2031	800	833,089
5.00%, 11/01/2032	650	672,636
5.00%, 11/01/2033	900	928,312

14 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Kipp New York, Inc. Jerome Facility) Series 2021-B 4.00%, 07/01/2041	$500	$393,699
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(a)	1,000	919,128
6.75%, 07/01/2030(a)	1,000	848,554
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2039	1,800	1,602,483
5.00%, 02/01/2026	1,200	1,246,622
5.00%, 02/01/2028	1,000	1,063,793
5.00%, 02/01/2030	1,300	1,406,863
5.00%, 02/01/2031	1,250	1,360,152
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.542%, 07/01/2033	4,000	3,007,449
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2017-A 5.00%, 07/01/2029	3,945	4,043,825
City of Tempe AZ (City of Tempe AZ COP) Series 2021 1.951%, 07/01/2031	2,400	1,870,938
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 5.125%, 11/15/2029(a)	2,000	1,965,818
Salt River Project Agricultural Improvement & Power District Series 2021-A 5.00%, 01/01/2029	2,750	3,002,352
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2028 (Pre-refunded/ETM)	5,000	5,416,808

		31,485,855

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arkansas – 0.0%
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	$1,000	$908,616

California – 10.4%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,315	2,230,821
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(a)	1,000	692,098
California Housing Finance Agency Series 2021-1, Class A 3.50%, 11/20/2035	977	835,234
Series 2021-2, Class X 0.823%, 03/25/2035(b)	2,500	139,038
Series 2021-3, Class A 3.25%, 08/20/2036	1,972	1,614,463
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(a)	25,000	24,774,100
California Pollution Control Financing Authority (Rialto Bioenergy Facility LLC) Series 2019 7.50%, 12/01/2040(a)	250	159,138
California State Public Works Board (California State Public Works Board Lease) Series 2021-A 5.00%, 02/01/2023	10,000	10,044,743
California State Public Works Board (State of California Department of Corrections & Rehabilitation Lease) Series 2018 5.00%, 05/01/2029	2,995	3,241,923
California State University Series 2021-B 2.374%, 11/01/2035	1,000	698,676

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Los Angeles Department of Airports Series 2019 5.00%, 05/15/2027	$1,410	$1,461,484
5.00%, 05/15/2039	1,000	993,913
Series 2021-A 5.00%, 05/15/2037	4,000	4,014,725
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,000	665,351
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	6,500	4,737,048
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	2,000	1,351,661
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	2,000	1,369,288
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(a)	1,500	923,663
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	3,500	2,529,330
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	2,300	1,720,303
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	700,335

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	$2,000	$1,318,388
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2021-A 4.00%, 06/01/2038	5,880	5,688,133
Los Angeles Department of Water & Power System Revenue Series 2021-B 5.00%, 07/01/2041	10,000	10,447,221
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	3,505	3,622,492
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(c)	5,000	4,298,780
San Diego County Regional Airport Authority Series 2021-B 4.00%, 07/01/2035	3,100	2,778,449
4.00%, 07/01/2036	8,395	7,470,405
4.00%, 07/01/2039	7,075	6,097,127
4.00%, 07/01/2040	8,655	7,382,461
4.00%, 07/01/2041	3,325	2,812,037
5.00%, 07/01/2030	2,785	2,866,199
San Francisco Intl Airport Series 2021-A 5.00%, 05/01/2031	3,275	3,388,346
5.00%, 05/01/2036	5,960	5,939,099
San Joaquin Hills Transportation Corridor Agency Series 2021 5.00%, 01/15/2033	5,000	5,113,861
State of California Series 2014 5.00%, 05/01/2025	2,960	3,033,203
Series 2017 5.00%, 11/01/2022	7,635	7,635,000
Series 2020 5.00%, 11/01/2030	10,870	12,055,505
5.00%, 03/01/2035	10,335	11,105,731

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021 4.00%, 10/01/2023	$10,000	$10,078,062
4.00%, 12/01/2024	2,655	2,693,140
4.00%, 10/01/2034	2,690	2,651,764
4.00%, 10/01/2035	10,000	9,829,893
5.00%, 09/01/2023	6,000	6,091,889
5.00%, 10/01/2024	3,590	3,710,124
5.00%, 12/01/2035	6,980	7,535,311
Series 2022 4.00%, 04/01/2042	8,640	8,046,017
University of California Series 2022-S 5.00%, 05/15/2024	6,000	6,165,525
5.00%, 05/15/2025	4,000	4,174,490

		228,925,987

Colorado – 3.2%
Arapahoe County School District No. 5 Cherry Creek (Arapahoe County School District No. 5 Cherry Creek COP) Series 2022 4.00%, 12/15/2038	2,655	2,441,416
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	1,510	1,456,294
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2024	10,395	10,404,208
5.00%, 11/15/2025	3,000	3,002,248
Series 2018-A 5.00%, 12/01/2026	1,700	1,748,446
5.00%, 12/01/2028	10,000	10,312,347
5.00%, 12/01/2029	6,555	6,738,522
Colorado Health Facilities Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2041	2,600	2,664,033
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032	640	652,312
5.00%, 08/01/2033	2,250	2,284,677

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Intermountain Healthcare Obligated Group) Series 2019-B 4.00%, 01/01/2040	$1,445	$1,323,443
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2033	1,525	1,576,185
Denver City & County School District No. 1 Series 2014-B 5.00%, 12/01/2023	4,730	4,823,414
Series 2021 5.00%, 12/01/2039	6,785	7,213,413
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013-A 5.00%, 12/01/2022	1,640	1,642,068
E-470 Public Highway Authority Series 2021-B 2.387% (SOFR + 0.35%), 09/01/2039(c)	2,000	1,969,626
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	2,000	1,513,629
State of Colorado Series 2022 6.00%, 12/15/2041	6,000	6,854,573
Sterling Ranch Community Authority Board (Sterling Ranch Colorado Metropolitan District No. 2) Series 2020-A 3.75%, 12/01/2040	1,050	787,327
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2024	260	267,447

		69,675,628

Connecticut – 2.9%
City of New Haven CT Series 2018-A 5.50%, 08/01/2035	1,920	2,033,558
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2035	1,500	1,340,531
4.00%, 07/01/2036	1,500	1,326,671

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 07/01/2037	$1,000	$874,482
4.00%, 07/01/2040	1,500	1,264,157
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2020 1.10%, 07/01/2048	10,105	10,027,719
Series 2022 1.10%, 07/01/2049	8,000	7,409,730
State of Connecticut Series 2013-A 5.00%, 10/15/2024	5,035	5,118,619
Series 2014-A 5.00%, 03/01/2028	2,230	2,274,660
Series 2014-F 5.00%, 11/15/2026	1,275	1,315,788
Series 2015-B 5.00%, 06/15/2025	4,330	4,510,188
5.00%, 06/15/2028	2,840	2,949,299
Series 2016-A 5.00%, 03/15/2032	2,160	2,241,701
Series 2018-B 5.00%, 04/15/2028	1,440	1,550,359
State of Connecticut Clean Water Fund - State Revolving Fund Series 2013-A 5.00%, 03/01/2024	4,360	4,385,921
State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2035	1,960	2,084,850
5.00%, 05/01/2038	3,040	3,205,220
5.00%, 05/01/2040	1,000	1,043,757
Series 2021-D 4.00%, 11/01/2037	2,250	2,118,919
4.00%, 11/01/2038	4,185	3,913,319
University of Connecticut Series 2020-A 5.00%, 02/15/2038	1,795	1,868,319

		62,857,767

District of Columbia – 1.5%
District of Columbia (District of Columbia International School Obligated Group) Series 2019 5.00%, 07/01/2039	2,000	1,882,379

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

District of Columbia (Plenary Infrastructure DC LLC State Lease) Series 2022 5.00%, 08/31/2029	$4,765	$4,903,026
5.00%, 08/31/2030	5,025	5,155,052
5.00%, 02/29/2032	5,475	5,552,104
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2025	5,500	5,652,537
5.00%, 10/01/2026	3,065	3,166,119
Series 2021-A 4.00%, 10/01/2038	2,500	2,243,260
5.00%, 10/01/2036	1,695	1,681,942
Washington Metropolitan Area Transit Authority Dedicated Revenue Series 2021-A 4.00%, 07/15/2039	2,450	2,272,564

		32,508,983

Florida – 4.7%
Align Affordable Housing Bond Fund LP (SHI - Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)	2,500	2,080,961
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2025(a)	300	292,348
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2032	6,000	6,398,776
5.00%, 07/01/2034	7,255	7,650,197
AGM Series 2021-D 5.00%, 07/01/2035	8,685	9,313,364
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.125%, 06/01/2042	2,400	2,210,491
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group)
Series 2017 5.00%, 08/15/2025	4,500	4,649,757

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	$16,215	$13,423,920
Series 2019-C 2.384%, 10/01/2026	2,600	2,352,570
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2023	6,100	6,164,272
5.00%, 06/01/2024	5,000	5,114,412
5.00%, 06/01/2026	2,885	2,985,569
5.00%, 06/01/2027	4,515	4,670,459
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	115	74,495
Zero Coupon, 10/01/2031	140	85,197
Zero Coupon, 10/01/2032	100	57,181
Zero Coupon, 10/01/2033	115	61,590
Zero Coupon, 10/01/2034	125	62,747
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2022 2.90%, 12/01/2056 (Pre-refunded/ETM)	10,000	9,920,429
Florida Development Finance Corp. (Mater Academy, Inc.) Series 2022-A 4.00%, 06/15/2042	2,000	1,600,468
5.00%, 06/15/2042	2,550	2,367,709
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2023	1,500	1,523,346
Series 2021 1.425%, 10/01/2026	500	432,857
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	4,420	4,664,595
5.00%, 10/01/2033	4,000	4,027,377
Mid-Bay Bridge Authority Series 2015-A 5.00%, 10/01/2028	1,000	1,012,249

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(d)	$1,000	$848,945
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	1,000	971,268
Village Community Development District No. 13 Series 2019 3.55%, 05/01/2039	4,195	3,124,363
Village Community Development District No. 14 Series 2022 5.50%, 05/01/2053	5,000	4,912,922

		103,054,834

Georgia – 3.8%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2034	4,490	3,964,734
5.00%, 07/01/2035	5,065	4,420,157
City of Atlanta GA Department of Aviation Series 2022-B 5.00%, 07/01/2038	3,440	3,410,629
5.00%, 07/01/2042	6,830	6,716,409
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2025	1,650	1,694,320
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	5,000	4,617,604
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2021-C 4.00%, 05/01/2052	2,075	1,943,025
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	9,370	9,350,003

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-C 4.00%, 08/01/2048	$6,850	$6,831,303
Series 2021-A 4.00%, 07/01/2052	37,825	36,541,409
Richmond County Board of Education Series 2021 5.00%, 10/01/2023	3,400	3,451,380

		82,940,973

Guam – 0.2%
Territory of Guam Series 2019 5.00%, 11/15/2031	135	131,141
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	1,035	1,037,746
5.00%, 11/15/2025	865	866,591
5.00%, 11/15/2031	2,070	2,039,874
Series 2021-F 5.00%, 01/01/2028	500	499,962

		4,575,314

Illinois – 4.5%
Chicago Board of Education Series 2018-A 5.00%, 12/01/2027	1,200	1,185,740
Series 2019-B 5.00%, 12/01/2030	135	131,795
5.00%, 12/01/2031	265	256,630
5.00%, 12/01/2033	100	95,313
Series 2022-B 4.00%, 12/01/2041	5,800	4,558,218
Chicago Housing Authority Series 2018-A 5.00%, 01/01/2034	2,500	2,593,659
5.00%, 01/01/2037	5,260	5,412,305
5.00%, 01/01/2038	1,000	1,026,967
Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2029	5,000	5,119,117
Series 2016-C 5.00%, 01/01/2033	5,000	5,108,344
Series 2017-B 5.00%, 01/01/2035	1,475	1,498,256
Series 2018-A 5.00%, 01/01/2037	1,000	980,418

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 01/01/2042	$2,000	$1,714,231
5.00%, 01/01/2028	680	698,618
5.00%, 01/01/2031	600	614,865
5.00%, 01/01/2042	3,850	3,673,987
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 01/01/2023	2,500	2,506,988
5.50%, 01/01/2025	2,250	2,256,164
County of Cook IL Series 2012-C 5.00%, 11/15/2024	2,560	2,561,623
Illinois Finance Authority (Ascension Health Credit Group) Series 2016-C 5.00%, 02/15/2024	1,630	1,658,669
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	100	100,314
5.00%, 09/01/2026	100	100,176
5.00%, 09/01/2027	100	99,891
5.00%, 09/01/2029	100	99,243
5.00%, 09/01/2033	200	192,141
5.00%, 09/01/2034	100	95,387
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2033	1,750	1,919,582
5.00%, 10/01/2035	1,400	1,506,355
5.00%, 10/01/2036	2,500	2,668,891
5.00%, 10/01/2037	1,350	1,430,810
Illinois Finance Authority (Washington and Jane Smith Community - Orland Park) Series 2022 4.00%, 10/15/2040	9,375	7,287,685
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(a)	1,250	1,244,952
7.17%, 11/01/2038	125	122,783
Illinois State Toll Highway Authority Series 2020-A 5.00%, 01/01/2040	1,080	1,106,050

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-A 5.00%, 01/01/2043	$6,700	$6,792,309
State of Illinois Series 2013 5.00%, 07/01/2023	1,670	1,680,436
Series 2014 5.00%, 05/01/2030	4,180	4,179,475
Series 2017-B 5.00%, 12/01/2024	5,050	5,092,442
Series 2017-D 5.00%, 11/01/2024	7,950	8,019,066
Series 2018-A 5.00%, 10/01/2023	2,785	2,806,063
Series 2018-B 5.00%, 10/01/2023	1,730	1,743,084
Series 2022-A 5.50%, 03/01/2042	2,945	2,912,362
Series 2022-B 5.25%, 10/01/2037	3,000	2,964,222

		97,815,626

Indiana – 1.7%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(a)	2,380	1,732,438
Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2033	2,000	2,171,957
Indiana Finance Authority (Duke Energy Indiana LLC) Series 2022 3.75%, 03/01/2031	5,750	5,650,137
4.50%, 05/01/2035	7,555	7,278,927
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	5,000	4,994,529
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2035	1,210	1,006,929

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2023-2 4.00%, 11/15/2037(d)	$1,000	$763,737
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2021 0.70%, 12/01/2046	8,150	7,395,352
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	495	404,773
Series 2022-A 4.25%, 11/01/2030	1,535	1,424,490
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2037	5,000	4,683,009

		37,506,278

Iowa – 1.6%
Iowa Finance Authority Series 2022-E 2.914% (SOFR + 0.80%), 01/01/2052(c)	8,000	7,798,455
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	5,000	4,493,597
5.00%, 12/01/2050	7,000	6,218,834
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2039	5,200	5,570,573
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.25%, 11/01/2040	2,275	2,044,847
Iowa Tobacco Settlement Authority Series 2021-A 4.00%, 06/01/2034	500	453,962
4.00%, 06/01/2035	515	461,913
4.00%, 06/01/2037	1,000	877,433
4.00%, 06/01/2038	1,000	867,142
4.00%, 06/01/2040	500	422,008
5.00%, 06/01/2031	900	919,301

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-B 4.00%, 06/01/2049	$1,890	$1,724,050
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	2,360	2,357,622

		34,209,737

Kansas – 0.3%
Kansas Development Finance Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2054	6,000	6,359,333

Kentucky – 2.6%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	180	183,895
5.00%, 02/01/2027	195	200,279
5.00%, 02/01/2030	125	129,244
5.00%, 02/01/2031	150	152,016
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(a)	1,150	1,041,895
Kentucky Municipal Power Agency NATL Series 2015-A 5.00%, 09/01/2023	1,875	1,897,697
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	7,260	7,067,053
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 9.575% (CPI + 1.05%), 12/01/2049(c)	20,000	19,957,364
Series 2019-C 4.00%, 02/01/2050	9,015	8,520,794
Series 2022-A 4.00%, 08/01/2052	18,485	16,924,406

		56,074,643

Louisiana – 0.7%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2030	1,910	2,045,460
5.00%, 12/01/2035	2,680	2,792,929

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 12/01/2038	$2,070	$2,135,280
5.00%, 12/01/2039	885	909,561
Jefferson Sales Tax District AGM Series 2017-B 5.00%, 12/01/2034	1,800	1,882,320
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	340	346,570
6.10%, 06/01/2038(a)	455	476,880
6.10%, 12/01/2040(a)	390	408,754
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 2.628% (SOFR + 0.50%), 05/01/2043(c)	4,960	4,783,506

		15,781,260

Maryland – 2.9%
County of Montgomery MD Series 2019-A 5.00%, 11/01/2026	5,925	6,308,474
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 12/31/2039	4,125	4,038,865
5.00%, 06/30/2040	8,795	8,572,170
5.00%, 12/31/2040	3,525	3,434,154
5.00%, 06/30/2042	3,120	3,015,647
Maryland Health & Higher Educational Facilities Authority (Stevenson University, Inc.) Series 2021 4.00%, 06/01/2039	500	419,343
State of Maryland Series 2017-B 5.00%, 08/01/2024	5,790	5,964,957
Series 2020-B 5.00%, 08/01/2028	9,315	10,136,527
Series 2022-C 5.00%, 03/01/2026	11,500	12,126,809
Series 2022-D 4.00%, 08/01/2029	4,500	4,647,631
Washington Suburban Sanitary Commission Series 2020 5.00%, 12/01/2022	4,140	4,146,241

		62,810,818

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.4%
Commonwealth of Massachusetts Series 2020-B 5.00%, 07/01/2024	$7,380	$7,593,131
AGC Series 2007-A 2.434% (LIBOR 3 Month + 0.57%), 05/01/2037(c)	3,275	3,086,369
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	3,200	3,052,930
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2004-C 5.25%, 07/01/2023	3,520	3,568,476
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 9.59% (CPI + 0.99%), 08/01/2023(c)	2,275	2,282,876
Series 2021-2 4.00%, 02/01/2023	1,645	1,648,561
Massachusetts Development Finance Agency (Broad Institute Inc. (The)) Series 2017 5.00%, 04/01/2028	1,655	1,760,360
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2037	2,250	2,274,082
5.00%, 07/01/2039	5,000	5,026,009

		30,292,794

Michigan – 1.5%
City of Detroit MI Series 2018 5.00%, 04/01/2035	750	741,403
5.00%, 04/01/2036	305	300,483
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 3.108% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	2,605	2,504,448

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Detroit City School District AGM Series 2005-A 5.25%, 05/01/2029	$3,860	$4,215,400
Michigan Finance Authority (City of Detroit MI) Series 2016-C 5.00%, 04/01/2026	1,000	1,043,919
5.00%, 04/01/2027	1,735	1,829,469
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	10,545	10,821,915
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	1,822,617
Michigan Finance Authority (Michigan Finance Authority Drinking Water Revolving Fund) Series 2021 5.00%, 10/01/2026	1,250	1,327,463
Michigan Strategic Fund (Michigan Strategic Fund—I 75 Improvement Project) Series 2018 5.00%, 12/31/2028	3,075	3,078,086
5.00%, 06/30/2029	6,015	5,978,092

		33,663,295

Minnesota – 0.3%
Minneapolis-St Paul Metropolitan Airports Commission Series 2022-B 4.00%, 01/01/2038	4,250	3,695,366
5.00%, 01/01/2039	2,105	2,046,968

		5,742,334

Mississippi – 0.1%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2033(a)	1,000	985,841
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	1,500	1,465,482

		2,451,323

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Missouri – 1.1%
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-B 4.00%, 05/01/2051	$11,975	$12,162,093
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025	135	135,885
5.75%, 03/01/2027	120	120,510
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036	1,675	1,487,512
Missouri State Environmental Improvement & Energy Resources Authority (Missouri Environmental Improvement & Energy Resources Auth State Revolving Funds) Series 2020-A 5.00%, 01/01/2023	9,785	9,814,426

		23,720,426

Montana – 0.1%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031	1,925	1,959,727
5.00%, 02/15/2033	1,350	1,362,457

		3,322,184

Nebraska – 0.7%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	15,000	15,008,046

Nevada – 2.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	240	230,070
Clark County School District Series 2021-A 4.00%, 06/15/2034	10,085	9,890,340
5.00%, 06/15/2027	3,500	3,705,078
Series 2021-B 5.00%, 06/15/2027	5,170	5,472,929

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/15/2028	$6,710	$7,155,949
5.00%, 06/15/2032	3,425	3,683,816
Las Vegas Valley Water District Series 2022-A 4.00%, 06/01/2036	5,000	4,780,806
4.00%, 06/01/2037	6,350	6,021,167
Tahoe-Douglas Visitors Authority Series 2020 4.00%, 07/01/2027	1,200	1,166,041
5.00%, 07/01/2029	2,625	2,650,205
5.00%, 07/01/2032	2,035	2,022,779
5.00%, 07/01/2035	805	781,225

		47,560,405

New Hampshire – 0.7%
National Finacnce Authority (New Hampshire Business Finance Authority) National Finacnce Authority Series 2022-2, Class X 0.674%, 10/01/2036(b)	5,000	258,520
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	1,494	1,377,880
Series 2022-1, Class A 4.375%, 09/20/2036	9,959	8,988,717
Series 2022-2 0.334%, 09/20/2036	8,500	199,143
Series 2022-2, Class A 4.00%, 10/20/2036	4,995	4,324,328

		15,148,588

New Jersey – 4.1%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-B, Class 1 3.87%, 11/15/2035(a)	12,363	11,220,095
New Jersey Economic Development Authority Series 2014-P 5.00%, 06/15/2029 (Pre-refunded/ETM)	1,150	1,181,874
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2026	2,130	2,157,832
5.00%, 10/01/2027	1,680	1,699,613

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	$1,365	$1,341,143
New Jersey Educational Facilities Authority (Ramapo College of New Jersey) AGM Series 2022-A 4.00%, 07/01/2039	550	503,943
4.00%, 07/01/2040	750	678,779
4.00%, 07/01/2041	835	740,481
5.00%, 07/01/2034	845	890,098
5.00%, 07/01/2035	400	419,579
5.00%, 07/01/2036	600	628,026
5.00%, 07/01/2037	600	625,832
5.00%, 07/01/2038	745	774,536
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	4,390	4,515,816
Series 2018-A 5.00%, 06/15/2028	4,170	4,297,803
5.00%, 06/15/2029	17,500	18,001,543
5.00%, 06/15/2030	1,500	1,540,221
5.00%, 06/15/2031	3,000	3,072,154
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2014-C 5.25%, 06/15/2032	2,960	2,997,905
Series 2020-A 5.00%, 06/15/2036	1,140	1,139,973
New Jersey Turnpike Authority Series 2013-A 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,600	1,604,785
5.00%, 01/01/2023	200	200,545
Series 2014-A 5.00%, 01/01/2028	4,785	4,902,137
Series 2014-C 5.00%, 01/01/2023	1,590	1,594,332
Series 2017-A 5.00%, 01/01/2033	7,300	7,620,132
Series 2020-D 5.00%, 01/01/2028	4,375	4,593,510

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2021-B 0.897%, 01/01/2025	$1,000	$914,961
1.713%, 01/01/2029	1,350	1,098,155
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2030	4,750	4,885,062
Series 2018-B 5.00%, 06/01/2046	3,495	3,209,262

		89,050,127

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund Series 2022-A 5.00%, 07/01/2031	1,000	1,113,021
Winrock Town Center Tax Increment Development District No. 1 Series 2022 4.00%, 05/01/2033(a)	1,035	870,456

		1,983,477

New York – 9.5%
City of New York NY Series 2020-A 5.00%, 08/01/2026	3,940	4,166,160
Series 2020-C 5.00%, 08/01/2033	3,645	3,910,842
Series 2021 1.396%, 08/01/2027	3,120	2,616,308
Series 2021-A 4.00%, 08/01/2041	2,000	1,769,570
5.00%, 08/01/2033	2,000	2,161,724
Series 2021-F 5.00%, 06/01/2044	2,500	2,593,834
County of Nassau NY Series 2022-A 4.00%, 04/01/2042	2,205	1,912,881
Metropolitan Transportation Authority Series 2012-C 5.00%, 11/15/2024 (Pre-refunded/ETM)	4,065	4,067,576
5.00%, 11/15/2025 (Pre-refunded/ETM)	5,000	5,003,169
Series 2012-F 5.00%, 11/15/2026	3,635	3,637,170
Series 2013-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	2,300	2,321,418
Series 2013-E 5.00%, 11/15/2025 (Pre-refunded/ETM)	8,510	8,665,587

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016-A 5.00%, 11/15/2024	$1,130	$1,153,700
Series 2016-B 5.00%, 11/15/2027	1,370	1,388,602
Series 2017-B 5.00%, 11/15/2023	1,110	1,124,510
5.00%, 11/15/2025	1,935	1,982,142
5.00%, 11/15/2026	555	568,213
Series 2017-C 5.00%, 11/15/2026	1,275	1,305,732
5.00%, 11/15/2027	1,745	1,783,896
5.00%, 11/15/2028	1,000	1,021,777
Series 2020-A 5.00%, 11/15/2045	5,120	5,242,554
Series 2020-E 4.00%, 11/15/2026	1,000	982,526
5.00%, 11/15/2028	4,000	4,073,587
Series 2021-D 2.367% (SOFR + 0.33%), 11/01/2035(c)	1,975	1,916,919
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2026(e)	6,830	6,830,000
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	6,565	6,687,936
Series 2021 2.202%, 03/15/2034	2,000	1,464,003
2.252%, 03/15/2032	2,000	1,522,826
Series 2022-A 4.00%, 03/15/2042	5,000	4,415,340
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2038	800	742,877
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 5.00%, 03/15/2025	2,225	2,305,693
Series 2022-A 5.00%, 03/15/2030	21,850	23,826,638
5.00%, 03/15/2039	2,000	2,094,387
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2022 5.00%, 09/15/2029	37,115	40,433,912

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	$3,000	$2,990,886
5.00%, 01/01/2028	2,590	2,580,513
5.00%, 01/01/2029	3,665	3,637,928
Series 2020 4.00%, 10/01/2030	1,500	1,403,830
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2038	1,700	1,586,046
5.00%, 12/01/2040	2,850	2,611,285
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	345	315,013
Port Authority of New York & New Jersey Series 2021-2 5.00%, 07/15/2028	1,025	1,067,678
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2028	2,265	2,333,369
5.00%, 06/01/2032	2,245	2,308,645
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	4,740	4,929,355
Series 2021-A 2.00%, 05/15/2045	2,945	2,719,309
2.591%, 05/15/2036	2,000	1,440,844
2.917%, 05/15/2040	1,000	687,502
Series 2022-A 5.00%, 08/15/2024	16,500	17,005,969
Series 2022-E 3.087% (SOFR + 1.05%), 04/01/2026(c)(d)	6,000	5,747,802

		209,059,983

North Carolina – 0.4%
Fayetteville State University Series 2023 5.00%, 04/01/2032(a)(d)	655	662,450

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2026	$6,710	$6,950,068
Series 2021 5.00%, 03/01/2028	1,175	1,261,544

		8,874,062

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(a)	425	249,759
7.00%, 12/15/2043(a)	440	243,259

		493,018

Ohio – 1.7%
American Municipal Power, Inc. Series 2016-A 5.00%, 02/15/2036	5,000	5,107,766
Series 2019 5.00%, 02/15/2035	1,425	1,503,896
Series 2021 4.00%, 02/15/2037	1,430	1,280,844
4.00%, 02/15/2038	1,330	1,179,471
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2039	1,000	887,305
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	3,401,992
City of Cleveland OH Airport System Revenue AGM Series 2016-B 5.00%, 01/01/2023	1,510	1,514,164
5.00%, 01/01/2024	1,075	1,094,931
City of Cleveland OH Income Tax Revenue Series 2017-B1 5.00%, 10/01/2027	2,500	2,677,731
5.00%, 10/01/2029	3,085	3,302,988
5.00%, 10/01/2030	2,000	2,137,030
Series 2017-B2 5.00%, 10/01/2029	1,485	1,591,443
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2037	5,600	5,573,398

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	$2,000	$1,817,088
Ohio Higher Educational Facility Commission (University of Dayton) Series 2022 5.00%, 02/01/2038	1,250	1,281,635
5.00%, 02/01/2039	3,860	3,929,942

		38,281,624

Oklahoma – 0.2%
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	2,500	2,184,392
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	500	487,935
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	2,000	1,758,604

		4,430,931

Oregon – 0.7%
Deschutes County Hospital Facilities Authority (St. Charles Health System Obligated Group) Series 2016-A 4.00%, 01/01/2033	1,000	941,315
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2021-B 5.00%, 07/01/2046	4,750	4,907,137
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2038	5,000	4,491,791
4.00%, 07/01/2040	3,500	3,039,994
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2029	1,910	2,025,641

		15,405,878

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other – 0.2%
Federal Home Loan Mortgage Corp. Series 2021-ML12, Class AUS 2.34%, 07/25/2041(a)	$2,481	$1,902,136
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(a)	3,760	3,024,295

		4,926,431

Pennsylvania – 4.3%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2037	1,750	1,537,014
4.00%, 01/01/2041	5,255	4,424,638
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2012-A 4.50%, 11/01/2041	1,000	654,645
Series 2020-B 5.00%, 02/01/2040	2,000	1,873,501
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2032	1,000	968,067
5.00%, 07/01/2033	1,150	1,098,109
5.00%, 07/01/2034	1,300	1,225,804
5.00%, 07/01/2035	1,050	975,857
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(a)	1,000	953,929
City of Philadelphia PA Series 2017 5.00%, 08/01/2028	12,990	13,699,976
City of Philadelphia PA Airport Revenue Series 2021 5.00%, 07/01/2028	3,035	3,111,465
City of Philadelphia PA Water & Wastewater Revenue Series 2017-A 5.00%, 10/01/2032	1,000	1,051,811
5.00%, 10/01/2033	1,135	1,190,259
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2024	3,600	3,672,125

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) AGM Series 2022 4.00%, 07/01/2040	$10,000	$8,636,692
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2022 3.50%, 03/01/2025	1,410	1,342,521
5.00%, 03/01/2033	1,600	1,444,785
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,542,202
Series 2022 4.00%, 05/01/2036	1,100	1,003,472
4.00%, 05/01/2037	1,500	1,348,582
4.00%, 05/01/2038	1,375	1,219,866
4.00%, 05/01/2039	1,500	1,313,682
4.00%, 05/01/2040	2,000	1,755,749
4.00%, 05/01/2041	3,000	2,615,387
4.00%, 05/01/2042	2,125	1,837,064
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	1,300	1,249,759
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2042	1,000	927,293
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 2.94% (MUNIPSA + 0.70%), 11/15/2047(c)	5,000	4,843,106
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2042	2,000	1,779,948

42 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2017 5.00%, 12/01/2028	$1,750	$1,861,266
5.00%, 12/01/2029	1,255	1,333,579
Series 2017-B 5.00%, 06/01/2034	5,830	5,990,757
5.00%, 06/01/2036	1,750	1,764,286
Series 2019 5.00%, 12/01/2023	4,250	4,324,395
Series 2021-A 3.00%, 12/01/2042	1,245	872,063
Series 2021-B 4.00%, 12/01/2039	2,000	1,774,966
Series 2022-A 5.00%, 12/01/2036	1,000	1,053,158
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2040	1,000	939,319
School District of Philadelphia (The) Series 2016-F 5.00%, 09/01/2034	5,000	5,147,557

		94,358,654

Puerto Rico – 0.5%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	261	237,364
Zero Coupon, 07/01/2033	4,179	2,123,458
4.00%, 07/01/2033	3	2,454
4.00%, 07/01/2035	3	2,131
4.00%, 07/01/2037	2	1,780
4.00%, 07/01/2041	3	2,314
4.00%, 07/01/2046	3	2,296
5.25%, 07/01/2023	752	752,707
5.375%, 07/01/2025	153	153,143
5.625%, 07/01/2027	1,388	1,397,973
5.625%, 07/01/2029	1,128	1,134,672
5.75%, 07/01/2031	228	229,429
Series 2022-C 0.01%, 11/01/2043	20	9,196
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	970	954,243
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	790	759,209

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

AGC Series 2007-N 5.25%, 07/01/2034	$1,010	$980,320
5.25%, 07/01/2036	1,095	1,059,370
AGM Series 2007-C 5.25%, 07/01/2036	100	96,746
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	790	725,329

		10,624,134

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. (City of Newport RI) Series 2022-C 4.00%, 05/15/2040	3,435	3,161,309

South Carolina – 1.3%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	525	507,902
5.26%, 11/01/2032	100	93,639
5.41%, 11/01/2039	1,315	1,186,341
6.28%, 11/01/2039	100	89,743
County of Richland SC Series 2021-A 5.00%, 03/01/2028	13,020	14,090,946
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(a)	1,000	724,042
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2034	1,000	1,004,649
5.00%, 12/01/2036	1,535	1,532,971
Series 2016-B 5.00%, 12/01/2037	5,040	4,989,131
Series 2016-C 5.00%, 12/01/2035	930	932,179
Series 2020-A 4.00%, 12/01/2042	2,260	1,920,616
Series 2021-B 4.00%, 12/01/2039	1,975	1,721,156

		28,793,315

44 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.8%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)	$1,410	$1,292,216
Series 2016-B Zero Coupon, 12/01/2024(a)	1,405	1,252,990
Zero Coupon, 12/01/2031(a)	1,000	591,419
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2024	4,545	4,666,644
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2021 5.00%, 05/01/2052	8,770	8,544,435
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	1,000	713,981
4.25%, 12/01/2024	1,000	932,035

		17,993,720

Texas – 6.5%
Central Texas Regional Mobility Authority Series 2021-B 5.00%, 01/01/2030	1,800	1,909,674
5.00%, 01/01/2034	1,575	1,640,830
5.00%, 01/01/2035	1,350	1,392,060
5.00%, 01/01/2037	1,675	1,705,646
5.00%, 01/01/2039	1,000	1,006,291
Series 2021-C 5.00%, 01/01/2027	5,000	5,128,590
City of Houston TX Series 2021-A 5.00%, 03/01/2026	2,500	2,614,537
5.00%, 03/01/2027	4,180	4,421,878
City of Houston TX Airport System Revenue Series 2020-A 4.00%, 07/01/2037	3,000	2,657,318
Series 2021-A 4.00%, 07/01/2035	1,100	985,901
4.00%, 07/01/2037	1,085	961,064
4.00%, 07/01/2039	2,500	2,151,959
4.00%, 07/01/2040	5,175	4,408,808
5.00%, 07/01/2032	1,000	1,016,210
5.00%, 07/01/2033	3,000	3,041,191

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	$2,465	$2,429,187
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2024	1,100	1,128,514
Series 2019-B 4.00%, 11/15/2039	1,015	921,960
Series 2020-C 5.00%, 11/15/2022	4,330	4,332,824
AGM Series 1998 Zero Coupon, 12/01/2022 (Pre-refunded/ETM)	8,265	8,242,758
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2038	1,750	1,823,197
5.00%, 02/01/2039	2,000	2,074,470
5.00%, 02/01/2040	2,470	2,552,290
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2041	905	797,500
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2020-B 5.00%, 12/01/2022	1,250	1,251,874
5.00%, 12/01/2023	4,000	4,076,429
Fort Worth Independent School District Series 2021-A 5.00%, 02/15/2026	2,900	3,048,717
5.00%, 02/15/2027	2,350	2,502,061
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2041	2,000	1,769,315
Harris County Flood Control District Series 2021-A 4.00%, 10/01/2039	7,790	7,353,906
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2040	1,000	851,514

46 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 12/01/2041	$750	$632,217
5.00%, 12/01/2033	750	753,928
Series 2022-B 4.00%, 12/01/2041	1,000	834,748
Lewisville Independent School District Series 2020 5.00%, 08/15/2023	2,430	2,462,693
5.00%, 08/15/2024	2,295	2,361,345
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2021 5.00%, 05/15/2029	800	858,136
Series 2022 5.00%, 05/15/2040	5,000	5,157,338
5.00%, 05/15/2041	10,000	10,242,234
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc. Obligated Group) Series 2021 2.00%, 11/15/2061	908	400,917
7.50%, 11/15/2036	225	188,797
7.50%, 11/15/2037	35	27,849
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2022 4.00%, 01/01/2042	1,825	1,308,346
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/2031	1,000	996,419
Newark Higher Education Finance Corp. (TLC Academy) Series 2021-A 4.00%, 08/15/2041	1,690	1,294,664
North Texas Tollway Authority (North Texas Tollway System) Series 2017-A 5.00%, 01/01/2038	3,000	3,004,887
Series 2021-B 4.00%, 01/01/2032	1,080	1,069,452
Port Authority of Houston of Harris County Texas Series 2021 5.00%, 10/01/2027	1,065	1,128,840

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	$240	$184,968
Series 2021 2.00%, 01/01/2027(a)	550	471,072
San Antonio Water System Series 2021-A 5.00%, 05/15/2035	1,160	1,246,723
5.00%, 05/15/2036	3,700	3,960,530
5.00%, 05/15/2037	3,275	3,486,334
Spring Independent School District Series 2021 5.00%, 08/15/2027	1,430	1,528,032
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018-A 5.00%, 07/01/2030	2,465	2,586,778
5.00%, 07/01/2031	10,940	11,424,074
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025(f)(g)	1,105	442,000
University of North Texas System Series 2022 5.00%, 04/15/2035	1,015	1,077,250
5.00%, 04/15/2036	1,000	1,059,065
5.00%, 04/15/2037	1,320	1,392,561
5.00%, 04/15/2038	1,525	1,603,654

		143,384,324

Utah – 0.8%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2038	15,880	13,763,293
4.00%, 07/01/2040	2,915	2,468,515
Military Installation Development Authority Series 2021-A 4.00%, 06/01/2041	1,000	755,595

		16,987,403

Virginia – 1.6%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	884	754,337

48 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fairfax County Economic Development Authority (County of Fairfax VA) Series 2020 5.00%, 08/01/2032	$410	$446,657
5.00%, 08/01/2033	410	444,753
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	5,000	4,821,157
Hampton Roads Transportation Accountability Commission Series 2021-A 5.00%, 07/01/2026	2,685	2,817,139
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 5.00%, 01/01/2032	3,220	3,255,040
5.00%, 07/01/2032	2,800	2,826,776
5.00%, 01/01/2033	4,000	4,017,627
5.00%, 07/01/2033	8,090	8,105,099
5.00%, 01/01/2037	2,175	2,123,891
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2039	6,500	5,511,261

		35,123,737

Washington – 3.5%
City of Seattle WA Municipal Light & Power Revenue Series 2021-A 4.00%, 07/01/2033	2,060	2,047,178
4.00%, 07/01/2035	2,020	1,987,187
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2023	4,020	4,074,583
Energy Northwest (Bonneville Power Administration) Series 2016 5.00%, 07/01/2025	19,925	20,767,118
Series 2021-A 4.00%, 07/01/2042	1,000	901,457
Port of Seattle WA Series 2013 5.00%, 07/01/2024	4,820	4,862,024

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2019 5.00%, 04/01/2033	$2,000	$2,034,353
5.00%, 04/01/2034	1,000	1,011,921
Series 2021 4.00%, 08/01/2040	2,000	1,707,555
5.00%, 08/01/2023	1,165	1,176,849
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	5,000	4,466,470
State of Washington Series 2015-R 5.00%, 07/01/2026	13,325	13,796,874
Series 2021-F 5.00%, 06/01/2029	3,165	3,461,825
University of Washington Series 2022-A 5.00%, 04/01/2034	3,250	3,518,342
5.00%, 04/01/2035	2,645	2,847,379
5.00%, 04/01/2037	1,340	1,433,757
Series 2022-B 2.787%, 07/01/2033	2,500	2,040,534
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	1,600	1,380,519
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	980	827,794
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(b)	981	49,360
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2036(a)	2,125	1,822,081

		76,215,160

West Virginia – 0.2%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(a)	1,185	873,803

50 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	$2,600	$2,210,555
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	265	255,687

		3,340,045

Wisconsin – 2.4%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(a)	1,000	734,089
State of Wisconsin Series 2021-2 5.00%, 05/01/2026	5,850	6,187,594
5.00%, 05/01/2029	6,000	6,582,698
Series 2023-1 5.00%, 05/01/2028(d)	4,300	4,556,658
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	150	149,729
5.00%, 10/01/2025(a)	555	549,062
5.00%, 10/01/2026(a)	590	580,523
5.00%, 10/01/2027(a)	610	596,224
5.00%, 10/01/2028(a)	335	324,818
5.00%, 10/01/2029(a)	155	149,397
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.00%, 12/15/2022(a)	750	750,973
Wisconsin Department of Transportation Series 2013-1 5.00%, 07/01/2023	5,500	5,567,153
5.00%, 07/01/2024 (Pre-refunded/ETM)	6,500	6,577,257
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(a)	280	228,059
Series 2022-A 3.875%, 12/01/2039(a)	1,285	1,035,300
Wisconsin Public Finance Authority Series 2022 5.00%, 02/01/2042	2,000	1,774,410
5.50%, 02/01/2042(a)	3,100	2,645,569

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Appalachian Regional Healthcare System Obligated Group) Series 2021 5.00%, 07/01/2035	$300	$300,522
5.00%, 07/01/2036	350	349,268
5.00%, 07/01/2038	375	369,014
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(a)	5,000	4,274,210
Wisconsin Public Finance Authority (National Senior Communities, Inc. Obligated Group) Series 2022 4.00%, 01/01/2042	1,375	1,127,560
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	3,000	2,807,891
Wisconsin Public Finance Authority (Renown Regional Medical Center) Series 2020 4.00%, 06/01/2035	1,220	1,116,253
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2022 4.00%, 04/01/2032(a)	915	802,843
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(a)	1,500	1,313,817
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022
5.00%, 02/01/2033	1,725	1,738,263

		53,189,154

Total Long-Term Municipal Bonds (cost $2,203,509,131)		1,977,974,145

Short-Term Municipal Notes – 4.8%
California – 0.7%
State of California Series 2019-B 1.80%, 05/01/2040(h)	14,600	14,600,000

52 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 0.1%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 2.25%, 12/01/2052(h)	$2,615	$2,615,000

District of Columbia – 0.7%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 2.23%, 11/01/2045(h)	2,500	2,500,000
District of Columbia (Georgetown University (The)) Series 2016 2.23%, 04/01/2041(h)	7,700	7,700,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 2.21%, 08/15/2038(h)	4,440	4,440,000

		14,640,000

Florida – 0.5%
Florida Keys Aqueduct Authority Series 2013 2.22%, 09/01/2035(h)	8,910	8,910,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 2.25%, 06/01/2048(h)	1,685	1,685,000

		10,595,000

Illinois – 0.1%
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 2.25%, 08/01/2035(h)	1,245	1,245,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 2.25%, 06/01/2038(h)	2,350	2,350,000

		3,595,000

Louisiana – 0.3%
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 2.23%, 07/01/2047(h)	5,250	5,250,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 2.23%, 04/02/2023(h)	$2,280	$2,280,000

		7,530,000

Massachusetts – 0.1%
Massachusetts Development Finance Agency (Trustees of The College of The Holy Cross) Series 2018 1.64%, 09/01/2037(h)	1,730	1,730,000

Minnesota – 0.2%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 2.30%, 11/15/2048(h)	2,750	2,750,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 2.20%, 11/15/2034(h)	990	990,000

		3,740,000

New Jersey – 0.1%
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-C 2.23%, 07/01/2036(h)	1,145	1,145,000

New York – 1.0%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 2.22%, 04/01/2045(h)	4,725	4,725,000
New York City Health and Hospitals Corp. Series 2008-B 2.25%, 02/15/2031(h)	11,000	11,000,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 2.22%, 05/01/2044(h)	4,025	4,025,000

54 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 2.22%, 07/01/2032(h)	$2,540	$2,540,000

		22,290,000

Ohio – 0.0%
Columbus Regional Airport Authority Series 2006 2.23%, 12/01/2036(h)	930	930,000

Washington – 0.9%
Port of Tacoma WA Series 2019-B 2.25%, 12/01/2044(h)	18,000	18,000,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 2.21%, 07/01/2047(h)	1,075	1,075,000

		19,075,000

Wisconsin – 0.1%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2008-B 1.64%, 12/01/2033(h)	3,225	3,225,000

Total Short-Term Municipal Notes (cost $105,710,000)		105,710,000

Total Municipal Obligations (cost $2,309,219,131)		2,083,684,145

CORPORATES - INVESTMENT GRADE – 0.9%
Industrial – 0.9%
Capital Goods – 0.2%
Caterpillar Financial Services Corp. 3.096% (SOFR + 0.27%), 09/13/2024(c)	2,500	2,471,250
John Deere Capital Corp. 3.159% (SOFR + 0.12%), 07/10/2023(c)	1,435	1,427,897

		3,899,147

Consumer Cyclical - Automotive – 0.2%
General Motors Financial Co., Inc. 4.34% (SOFR + 1.30%), 04/07/2025(c)	5,000	4,875,800

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	$1,000	$882,280
1.777%, 11/15/2030	1,000	756,990
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,300	1,720,193
Sutter Health Series 20A 3.161%, 08/15/2040	1,000	674,950
UPMC Series D-1 3.60%, 04/03/2025	5,600	5,380,872

		9,415,285

Services – 0.1%
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	1,790	1,143,971

Total Corporates – Investment Grade (cost $21,927,066)		19,334,203

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Banks – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(i)(j)	145	144,604

Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	1,933	1,419,402
DISH DBS Corp. 5.25%, 12/01/2026(a)	959	832,671
5.75%, 12/01/2028(a)	996	803,861

		3,055,934

Consumer Non-Cyclical – 0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)	2,000	1,633,600

Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	650	619,476
5.75%, 04/20/2029(a)	575	523,250

56 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

United Airlines, Inc. 4.375%, 04/15/2026(a)	$600	$548,970
4.625%, 04/15/2029(a)	275	236,093

		1,927,789

Total Corporates – Non-Investment Grade (cost $8,131,806)		6,761,927

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Agency CMBS – 0.2%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	4,935	4,573,929
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	986	721,345

Total Commercial Mortgage-Backed Securities (cost $6,833,387)		5,295,274

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(e) (cost $4,999,304)	5,000	4,551,562

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.836% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	107	108,439
Series 2014-DN3, Class M3 7.586% (LIBOR 1 Month + 4.00%), 08/25/2024(c)	35	35,054
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 6.486% (LIBOR 1 Month + 2.90%), 07/25/2024(c)	51	50,637
Series 2015-C02, Class 1M2 7.586% (LIBOR 1 Month + 4.00%), 05/25/2025(c)	55	56,060

Total Collateralized Mortgage Obligations (cost $244,376)		250,190

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(k)(l)(m) (cost $10,358,484)	10,358,484	$10,358,484

Total Investments – 97.1% (cost $2,361,713,554)		2,130,235,785
Other assets less liabilities – 2.9%		62,858,616

Net Assets – 100.0%		$2,193,094,401

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	15,000	04/29/2024	2.765%	CPI#	Maturity	$1,264,557	$	– 0	–	$1,264,557
USD	30,000	08/06/2024	2.815%	CPI#	Maturity	2,065,048		– 0	–	2,065,048
USD	20,000	11/02/2024	3.310%	CPI#	Maturity	883,594		– 0	–	883,594
USD	25,000	11/19/2024	3.695%	CPI#	Maturity	812,907		– 0	–	812,907
USD	40,000	11/24/2024	3.469%	CPI#	Maturity	1,567,016		– 0	–	1,567,016
USD	5,345	01/15/2025	2.565%	CPI#	Maturity	515,656		– 0	–	515,656
USD	2,673	01/15/2025	2.585%	CPI#	Maturity	255,785		– 0	–	255,785
USD	2,672	01/15/2025	2.613%	CPI#	Maturity	252,812		– 0	–	252,812
USD	148,000	01/15/2026	3.508%	CPI#	Maturity	7,584,303		– 0	–	7,584,303
USD	135,000	01/15/2026	3.580%	CPI#	Maturity	6,426,859		– 0	–	6,426,859
USD	10,000	04/01/2026	2.508%	CPI#	Maturity	972,268		– 0	–	972,268
USD	30,000	08/06/2026	2.689%	CPI#	Maturity	2,180,072		– 0	–	2,180,072
USD	25,000	10/04/2026	2.725%	CPI#	Maturity	1,521,225		– 0	–	1,521,225
USD	25,000	11/24/2026	3.176%	CPI#	Maturity	961,451		– 0	–	961,451
USD	74,000	01/15/2028	3.232%	CPI#	Maturity	3,923,262		– 0	–	3,923,262
USD	19,310	01/15/2028	1.230%	CPI#	Maturity	3,568,673		– 0	–	3,568,673
USD	14,770	01/15/2028	0.735%	CPI#	Maturity	3,238,723		– 0	–	3,238,723
USD	25,000	10/04/2028	2.661%	CPI#	Maturity	1,574,998		– 0	–	1,574,998
USD	12,000	08/29/2029	1.748%	CPI#	Maturity	1,937,987		– 0	–	1,937,987
USD	4,825	01/15/2030	1.572%	CPI#	Maturity	850,404		– 0	–	850,404
USD	4,825	01/15/2030	1.587%	CPI#	Maturity	844,095		– 0	–	844,095
USD	1,670	01/15/2030	1.714%	CPI#	Maturity	273,548		– 0	–	273,548
USD	1,670	01/15/2030	1.731%	CPI#	Maturity	271,042		– 0	–	271,042
USD	7,850	01/15/2031	2.782%	CPI#	Maturity	608,872		– 0	–	608,872
USD	6,150	01/15/2031	2.680%	CPI#	Maturity	535,380		– 0	–	535,380
USD	15,000	12/02/2035	2.074%	CPI#	Maturity	2,328,614		– 0	–	2,328,614
USD	25,000	04/01/2036	2.438%	CPI#	Maturity	2,652,821		– 0	–	2,652,821
USD	32,000	04/29/2036	2.503%	CPI#	Maturity	3,078,947		– 0	–	3,078,947
USD	10,000	05/01/2036	2.510%	CPI#	Maturity	951,470		– 0	–	951,470
USD	10,000	08/03/2036	2.488%	CPI#	Maturity	854,376		– 0	–	854,376

58 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	20,000	08/06/2036	2.440%	CPI#	Maturity	$1,813,012	$	– 0	–	$1,813,012
USD	40,000	10/04/2036	2.510%	CPI#	Maturity	2,897,724		– 0	–	2,897,724
USD	35,000	11/02/2036	2.638%	CPI#	Maturity	1,949,385		– 0	–	1,949,385

						$61,416,886	$	– 0	–	$61,416,886

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	37,000	01/15/2027	1 Day SOFR	2.484%	Annual	$(2,133,218)	$	– 0	–	$(2,133,218)
USD	70,000	04/15/2032	1.254%	1 Day SOFR	Annual	14,451,449		– 0	–	14,451,449
USD	55,000	04/15/2032	2.677%	1 Day SOFR	Annual	4,828,082		– 0	–	4,828,082
USD	37,000	04/15/2032	2.316%	1 Day SOFR	Annual	4,340,939		– 0	–	4,340,939
USD	20,000	04/15/2032	1.658%	1 Day SOFR	Annual	3,451,724		– 0	–	3,451,724
USD	20,000	04/15/2032	1.862%	1 Day SOFR	Annual	3,109,317		– 0	–	3,109,317

						$28,048,293	$	– 0	–	$28,048,293

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	48	$(10,936)	$(4,502)	$(6,434)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	419	(94,780)	(50,341)	(44,439)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(6,340)	(3,266)	(3,074)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	27	(6,022)	(2,502)	(3,520)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	330	(74,651)	(31,055)	(43,596)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	496	(112,214)	(45,482)	(66,732)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	851	(192,729)	(98,616)	(94,113)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	162	(36,612)	(19,365)	(17,247)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	430	(97,316)	(38,285)	(59,031)

						$(631,600)	$(293,414)	$(338,186)

*	Termination date

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
Bank of America, NA	USD	86,000	01/15/2027	3.600%	CPI#	Maturity	$3,185,117	$	– 0	–	$3,185,117
Bank of America, NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	2,561,787		– 0	–	2,561,787
Barclays Bank PLC	USD	25,000	08/07/2024	2.573%	CPI#	Maturity	615,707		– 0	–	615,707
Barclays Bank PLC	USD	19,000	05/05/2025	2.125%	CPI#	Maturity	2,057,072		– 0	–	2,057,072
Barclays Bank PLC	USD	5,400	03/06/2027	2.695%	CPI#	Maturity	(67,454)		– 0	–	(67,454)
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	2,804,694		– 0	–	2,804,694
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	2,039,550		– 0	–	2,039,550
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	2,307,653		– 0	–	2,307,653
Citibank, NA	USD	15,500	12/07/2022	2.748%	CPI#	Maturity	(425,809)		– 0	–	(425,809)
Citibank, NA	USD	47,000	05/24/2023	2.533%	CPI#	Maturity	273,903		– 0	–	273,903
Citibank, NA	USD	30,000	10/29/2023	2.524%	CPI#	Maturity	710,716		– 0	–	710,716
Citibank, NA	USD	30,000	09/19/2024	2.070%	CPI#	Maturity	3,533,955		– 0	–	3,533,955
Citibank, NA	USD	25,000	07/03/2025	2.351%	CPI#	Maturity	2,321,730		– 0	–	2,321,730
Citibank, NA	USD	15,800	02/08/2028	2.940%	CPI#	Maturity	(738,712)		– 0	–	(738,712)
Citibank, NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	1,436,235		– 0	–	1,436,235
Citibank, NA	USD	35,000	02/15/2041	2.888%	CPI#	Maturity	(234,024)		– 0	–	(234,024)
Citibank, NA	USD	13,000	02/15/2041	2.744%	CPI#	Maturity	209,368		– 0	–	209,368
Deutsche Bank AG	USD	25,000	09/02/2025	1.880%	CPI#	Maturity	3,258,149		– 0	–	3,258,149
Goldman Sachs International	USD	57,000	04/15/2024	4.308%	CPI#	Maturity	2,207,438		– 0	–	2,207,438
Goldman Sachs International	USD	59,000	01/15/2027	4.353%	CPI#	Maturity	(542,474)		– 0	–	(542,474)
Goldman Sachs International	USD	39,000	01/15/2027	3.534%	CPI#	Maturity	1,600,629		– 0	–	1,600,629
Goldman Sachs International	USD	37,000	01/15/2027	4.193%	CPI#	Maturity	159,560		– 0	–	159,560
Goldman Sachs International	USD	28,000	01/15/2027	4.215%	CPI#	Maturity	(16,538)		– 0	–	(16,538)
Goldman Sachs International	USD	18,000	04/15/2032	2.994%	CPI#	Maturity	903,068		– 0	–	903,068
Goldman Sachs International	USD	20,000	02/15/2041	2.890%	CPI#	Maturity	(141,771)		– 0	–	(141,771)
Goldman Sachs International	USD	15,000	02/15/2041	2.815%	CPI#	Maturity	74,692		– 0	–	74,692
Goldman Sachs International	USD	14,000	02/15/2041	2.380%	CPI#	Maturity	999,748		– 0	–	999,748
Goldman Sachs International	USD	7,000	02/15/2041	2.413%	CPI#	Maturity	466,305		– 0	–	466,305

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PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, NA	USD	200,000	01/18/2023	3.793%	CPI#	Maturity	$7,449,296	$	– 0	–	$7,449,296
JPMorgan Chase Bank, NA	USD	150,000	01/18/2023	3.825%	CPI#	Maturity	5,538,652		– 0	–	5,538,652
JPMorgan Chase Bank, NA	USD	100,000	01/18/2023	3.788%	CPI#	Maturity	3,729,603		– 0	–	3,729,603
JPMorgan Chase Bank, NA	USD	1,400	06/30/2026	2.890%	CPI#	Maturity	(80,730)		– 0	–	(80,730)
JPMorgan Chase Bank, NA	USD	3,300	07/21/2026	2.935%	CPI#	Maturity	(223,953)		– 0	–	(223,953)
JPMorgan Chase Bank, NA	USD	2,400	10/03/2026	2.485%	CPI#	Maturity	48,080		– 0	–	48,080
JPMorgan Chase Bank, NA	USD	5,400	11/14/2026	2.488%	CPI#	Maturity	101,864		– 0	–	101,864
JPMorgan Chase Bank, NA	USD	4,850	12/23/2026	2.484%	CPI#	Maturity	108,001		– 0	–	108,001
JPMorgan Chase Bank, NA	USD	13,000	03/01/2027	2.279%	CPI#	Maturity	1,374,072		– 0	–	1,374,072
JPMorgan Chase Bank, NA	USD	45,000	01/15/2028	3.861%	CPI#	Maturity	399,931		– 0	–	399,931
JPMorgan Chase Bank, NA	USD	21,350	02/20/2028	2.899%	CPI#	Maturity	(819,339)		– 0	–	(819,339)
JPMorgan Chase Bank, NA	USD	12,000	03/26/2028	2.880%	CPI#	Maturity	(397,003)		– 0	–	(397,003)
JPMorgan Chase Bank, NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	1,000,933		– 0	–	1,000,933
JPMorgan Chase Bank, NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	2,820,287		– 0	–	2,820,287
JPMorgan Chase Bank, NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	1,787,081		– 0	–	1,787,081
JPMorgan Chase Bank, NA	USD	29,000	04/15/2032	2.944%	CPI#	Maturity	1,604,049		– 0	–	1,604,049
JPMorgan Chase Bank, NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	3,264,548		– 0	–	3,264,548
Morgan Stanley Capital Services LLC	USD	10,000	04/16/2023	2.690%	CPI#	Maturity	(115,067)		– 0	–	(115,067)
Morgan Stanley Capital Services LLC	USD	5,000	08/15/2026	2.885%	CPI#	Maturity	(284,471)		– 0	–	(284,471)

							$58,866,128	$	– 0	–	$58,866,128

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	11,075	10/09/2029	1.125%	SIFMA*	Quarterly	$1,472,321	$	– 0	–	$1,472,321

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $110,508,806 or 5.0% of net assets.

(b)	IO – Interest Only.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(d)	When-Issued or delayed delivery security.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	Non-income producing security.

(g)	Defaulted.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Fair valued by the Adviser.

(k)	Affiliated investments.

(l)	The rate shown represents the 7-day yield as of period end.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.2% and 0.4%, respectively.

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,351,355,070)	$2,119,877,301
Affiliated issuers (cost $10,358,484)	10,358,484
Cash	8,065
Cash collateral due from broker	37,615,601
Unrealized appreciation on inflation swaps	62,953,473
Interest receivable	27,631,795
Receivable for capital stock sold	8,028,536
Receivable for variation margin on centrally cleared swaps	2,063,307
Unrealized appreciation on interest rate swaps	1,472,321
Receivable for investment securities sold	190,000
Affiliated dividends receivable	29,054

Total assets	2,270,227,937

Liabilities
Cash collateral due to broker	49,024,394
Payable for investment securities purchased	13,855,478
Payable for capital stock redeemed	8,302,477
Unrealized depreciation on inflation swaps	4,087,345
Advisory fee payable	673,902
Market value on credit default swaps (net premiums received $293,414)	631,600
Distribution fee payable	130,997
Administrative fee payable	31,456
Transfer Agent fee payable	21,125
Directors’ fees payable	4,195
Accrued expenses	370,567

Total liabilities	77,133,536

Net Assets	$2,193,094,401

Composition of Net Assets
Capital stock, at par	$214,612
Additional paid-in capital	2,337,308,009
Accumulated loss	(144,428,220)

Net Assets	$2,193,094,401

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$308,985,916	30,175,623	$10.24	*

C	$25,986,248	2,541,373	$10.23

Advisor	$948,603,522	92,570,086	$10.25

1	$594,155,115	58,367,637	$10.18

2	$315,363,600	30,957,288	$10.19

*	The maximum offering price per share for Class A shares was $10.56 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest	$49,939,553
Dividends—Affiliated issuers	338,013	$50,277,566

Expenses
Advisory fee (see Note B)	12,444,644
Distribution fee—Class A	987,618
Distribution fee—Class C	270,252
Distribution fee—Class 1	621,402
Transfer agency—Class A	146,594
Transfer agency—Class C	10,881
Transfer agency—Advisor Class	449,466
Transfer agency—Class 1	36,918
Transfer agency—Class 2	17,960
Registration fees	298,334
Custody and accounting	210,059
Printing	93,966
Administrative	92,196
Audit and tax	91,985
Legal	60,666
Directors’ fees	49,105
Miscellaneous	54,160

Total expenses	15,936,206
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,676,527)

Net expenses		14,259,679

Net investment income		36,017,887

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(41,413,924)
Swaps		607,936
Net change in unrealized appreciation (depreciation) of:
Investments		(276,466,716)
Swaps		122,063,713

Net loss on investment transactions		(195,208,991)

Net Decrease in Net Assets from Operations		$(159,191,104)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$36,017,887	$22,742,956
Net realized loss on investment transactions	(40,805,988)	(490,330)
Net change in unrealized appreciation (depreciation) of investments	(154,403,003)	81,627,277
Contributions from Affiliates (see Note B)	– 0	–	555,677

Net increase (decrease) in net assets from operations	(159,191,104)	104,435,580
Distributions to Shareholders
Class A	(4,564,616)	(3,352,419)
Class C	(123,917)	(95,535)
Advisor Class	(16,355,224)	(6,909,813)
Class 1	(8,507,777)	(8,721,933)
Class 2	(4,417,481)	(4,212,452)
Capital Stock Transactions
Net increase	370,480,605	943,374,359

Total increase	177,320,486	1,024,517,787
Net Assets
Beginning of period	2,015,773,915	991,256,128

End of period	$2,193,094,401	$2,015,773,915

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures

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NOTES TO FINANCIAL STATEMENTS (continued)

approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,977,974,145		$	– 0	–	$1,977,974,145
Short-Term Municipal Notes		– 0	–	105,710,000			– 0	–	105,710,000
Corporates – Investment Grade		– 0	–	19,334,203			– 0	–	19,334,203
Corporates – Non-Investment Grade		– 0	–	6,617,323			144,604		6,761,927
Commercial Mortgage-Backed Securities		– 0	–	5,295,274			– 0	–	5,295,274
Governments – Treasuries		– 0	–	4,551,562			– 0	–	4,551,562
Collateralized Mortgage Obligations		– 0	–	250,190			– 0	–	250,190
Short-Term Investments		10,358,484		– 0	–		– 0	–	10,358,484

Total Investments in Securities		10,358,484		2,119,732,697			144,604		2,130,235,785
Other Financial Instruments(a):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	61,416,886			– 0	–	61,416,886	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	30,181,511			– 0	–	30,181,511	(b)
Inflation (CPI) Swaps		– 0	–	62,953,473			– 0	–	62,953,473
Interest Rate Swaps		– 0	–	1,472,321			– 0	–	1,472,321

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(2,133,218)	$	– 0	–	$(2,133,218	)(b)
Credit Default Swaps		– 0	–	(631,600)		– 0	–	(631,600)
Inflation (CPI) Swaps		– 0	–	(4,087,345)		– 0	–	(4,087,345)

Total		$10,358,484		$2,268,904,725		$144,604		$2,279,407,813

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class,

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NOTES TO FINANCIAL STATEMENTS (continued)

except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to ..75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2023 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2022, such reimbursements/waivers amounted to $1,604,631.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $92,196.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $146,048 for the year ended October 31, 2022.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $-0- from the sale of Class A shares and received $263,757 and $9,272 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $71,896.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$63,364	$1,232,947	$1,285,953	$10,358	$338

During the year ended October 31, 2021, the Adviser reimbursed the Fund $555,677 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net

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assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $517,157 and $1,797,003 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,136,054,328	$578,380,075
U.S. government securities	2,599,953	1,416,093

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,361,713,556

Gross unrealized appreciation	$156,875,853
Gross unrealized depreciation	(238,253,468)

Net unrealized depreciation	$(81,377,615)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are

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usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the

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statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the

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payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$91,598,397	*	Receivable/Payable for variation margin on centrally cleared swaps	$2,133,218	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,472,321

Interest rate contracts	Unrealized appreciation on inflation swaps	62,953,473		Unrealized depreciation on inflation swaps	4,087,345

Credit contracts				Market value on credit default swaps	631,600

Total		$156,024,191			$6,852,163

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$483,733	$121,726,047

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	124,203	337,666

Total		$607,936	$122,063,713

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Interest Rate Swaps:
Average notional amount	$14,482,692
Inflation Swaps:
Average notional amount	$1,196,323,077
Centrally Cleared Interest Rate Swaps:
Average notional amount	$245,338,462
Centrally Cleared Inflation Swaps:
Average notional amount	$843,527,692
Credit Default Swaps:
Average notional amount of sale contracts	$3,579,953

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$5,746,904	$	– 0	–	$(655,000)	$(5,091,904)	$	– 0	–
Barclays Bank PLC	9,824,676	(67,454)	(9,442,500)	– 0	–	314,722
Citibank, NA/Citigroup Global Markets, Inc.	9,958,228	(1,504,261)	(8,332,894)	– 0	–	121,073
Deutsche Bank AG	3,258,149	– 0	–	(3,139,000)	– 0	–	119,149
Goldman Sachs International	6,411,440	(834,711)	– 0	–	(5,164,583)	412,146
JPMorgan Chase Bank, NA	29,226,397	(1,521,025)	(27,455,000)	– 0	–	250,372

Total	$64,425,794	$(3,927,451)	$(49,024,394)	$(10,256,487)	$1,217,462	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$67,454	$(67,454)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA/Citigroup Global Markets, Inc.	1,504,261	(1,504,261)			– 0	–		– 0	–		– 0	–
Credit Suisse International	391,956	– 0	–		– 0	–		(391,956)			– 0	–
Goldman Sachs International	834,711	(834,711)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,521,025	(1,521,025)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	399,538	– 0	–		– 0	–		(190,800)			208,738

Total	$4,718,945	$(3,927,451)		$	– 0	–		$(582,756)			$208,738	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	20,786,123	26,407,533	$227,190,213	$286,981,285

Shares issued in reinvestment of dividends	256,254	200,012	2,761,704	2,153,486

Shares converted from Class C	70,654	137,753	756,530	1,489,456

Shares redeemed	(23,990,159)	(7,132,735)	(257,236,835)	(77,134,430)

Net increase (decrease)	(2,877,128)	19,612,563	$(26,528,388)	$213,489,797

Class C
Shares sold	1,491,246	1,415,025	$16,249,698	$15,365,751

Shares issued in reinvestment of dividends	9,150	7,049	97,341	75,748

Shares converted to Class A	(70,744)	(137,881)	(756,530)	(1,489,456)

Shares redeemed	(711,491)	(112,864)	(7,556,918)	(1,219,898)

Net increase	718,161	1,171,329	$8,033,591	$12,732,145

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	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Advisor Class
Shares sold	106,945,004	63,621,228	$1,163,480,337	$693,291,421

Shares issued in reinvestment of dividends	1,005,972	446,488	10,820,742	4,831,370

Shares redeemed	(91,220,153)	(6,255,946)	(971,609,434)	(67,976,037)

Net increase	16,730,823	57,811,770	$202,691,645	$630,146,754

Class 1
Shares sold	18,622,654	12,539,527	$201,949,554	$135,703,463

Shares issued in reinvestment of dividends	595,910	601,091	6,366,894	6,424,253

Shares redeemed	(11,503,338)	(5,865,521)	(122,716,651)	(62,849,375)

Net increase	7,715,226	7,275,097	$85,599,797	$79,278,341

Class 2
Shares sold	14,163,464	3,793,264	$152,841,464	$41,218,325

Shares issued in reinvestment of dividends	257,519	297,652	2,754,756	3,180,510

Shares redeemed	(5,173,157)	(3,422,732)	(54,912,260)	(36,671,513)

Net increase	9,247,826	668,184	$100,683,960	$7,727,322

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

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Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be

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published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment

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techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,429,775	$1,319,862

Total taxable distributions	$1,429,775	$1,319,862
Tax-exempt distributions	32,539,240	21,972,290

Total distributions paid	$33,969,015	$23,292,152

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,999,908
Accumulated capital and other losses	(65,050,825	)(a)
Unrealized appreciation (depreciation)	(81,377,303	)(b)

Total accumulated earnings/(deficit)	$(144,428,220)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $65,050,825.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $52,705,359 and a net long-term capital loss carryforward of $12,345,466, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.03	$ 10.30	$ 10.24	$ 10.02	$ 10.28

Income From Investment Operations

Net investment income(a)(b)	.13	.16	.22	.24	.22

Net realized and unrealized gain (loss) on investment transactions	(.79)	.75	.07	(c)	.21	(.26)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.66)	.91	.29	.45	(.04)

Less: Dividends

Dividends from net investment income	(.13)	(.18)	(.23)	(.23)	(.22)

Net asset value, end of period	$ 10.24	$ 11.03	$ 10.30	$ 10.24	$ 10.02

Total Return

Total investment return based on net asset value(e)*	(6.06)%	8.89%	2.85%	4.58%	(.42)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$308,986	$364,599	$138,454	$54,316	$75,127

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements	.82%	.84%	.85%	.86%	.86%

Net investment income(b)	1.24%	1.51%	2.14%	2.32%	2.13%

Portfolio turnover rate	27%	10%	29%	12%	15%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.02	$ 10.29	$ 10.22	$ 10.01	$ 10.26

Income From Investment Operations

Net investment income(a)(b)	.06	.08	.14	.16	.14

Net realized and unrealized gain (loss) on investment transactions	(.80)	.74	.08	(c)	.20	(.25)

Contributions from Affiliates	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.74)	.83	.22	.36	(.11)

Less: Dividends

Dividends from net investment income	(.05)	(.10)	(.15)	(.15)	(.14)

Net asset value, end of period	$ 10.23	$ 11.02	$ 10.29	$ 10.22	$ 10.01

Total Return

Total investment return based on net asset value(e)*	(6.75)%	8.12%	2.16%	3.63%	(1.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,986	$20,086	$6,710	$7,717	$10,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.58%	1.59%	1.61%	1.61%	1.61%

Net investment income(b)	.54%	.75%	1.43%	1.57%	1.37%

Portfolio turnover rate	27%	10%	29%	12%	15%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.04	$ 10.31	$ 10.24	$ 10.03	$ 10.29

Income From Investment Operations

Net investment income(a)(b)	.16	.18	.25	.26	.24

Net realized and unrealized gain (loss) on investment transactions	(.80)	.75	.07	(c)	.21	(.26)

Contributions from Affiliates	– 0	–	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.64)	.94	.32	.47	(.02)

Less: Dividends

Dividends from net investment income	(.15)	(.21)	(.25)	(.26)	(.24)

Net asset value, end of period	$ 10.25	$ 11.04	$ 10.31	$ 10.24	$ 10.03

Total Return

Total investment return based on net asset value(e)*	(5.82)%	9.14%	3.19%	4.76%	(.17)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$948,603	$837,132	$185,829	$205,541	$226,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.58%	.59%	.60%	.61%	.61%

Net investment income(b)	1.52%	1.70%	2.43%	2.57%	2.37%

Portfolio turnover rate	27%	10%	29%	12%	15%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.97	$ 10.25	$ 10.19	$ 9.98	$ 10.25

Income From Investment Operations

Net investment income(a)(b)	.15	.18	.23	.25	.23

Net realized and unrealized gain (loss) on investment transactions	(.79)	.74	.07	(c)	.22	(.26)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.64)	.92	.30	.47	(.03)

Less: Dividends

Dividends from net investment income	(.15)	(.20)	(.24)	(.26)	(.24)

Net asset value, end of period	$ 10.18	$ 10.97	$ 10.25	$ 10.19	$ 9.98

Total Return

Total investment return based on net asset value(e)*	(5.92)%	9.01%	3.04%	4.72%	(.32)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$594,155	$555,642	$444,500	$498,857	$485,386

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.64%	.66%	.67%	.67%	.67%

Net investment income(b)	1.43%	1.72%	2.33%	2.47%	2.27%

Portfolio turnover rate	27%	10%	29%	12%	15%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 10.98	$ 10.25	$ 10.19	$ 9.99	$ 10.25

Income From Investment Operations

Net investment income(a)(b)	.17	.20	.24	.26	.24

Net realized and unrealized gain (loss) on investment transactions	(.80)	.74	.07	(c)	.21	(.25)

Contributions from Affiliates	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.63)	.94	.31	.47	(.01)

Less: Dividends

Dividends from net investment income	(.16)	(.21)	(.25)	(.27)	(.25)

Net asset value, end of period	$ 10.19	$ 10.98	$ 10.25	$ 10.19	$ 9.99

Total Return

Total investment return based on net asset value(e)*	(5.83)%	9.21%	3.14%	4.73%	(.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$315,364	$238,315	$215,763	$238,306	$231,109

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.55%	.56%	.57%	.57%	.57%

Net investment income(b)	1.56%	1.84%	2.43%	2.57%	2.37%

Portfolio turnover rate.	27%	10%	29%	12%	15%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .03% for the year ended October 31, 2021.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2022

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Daryl Clements(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Clements, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.
		75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Daryl Clements 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Terrance T. Hults 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew J. Norton 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer-Municipal Bonds.

Andrew D. Potter 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

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Small Cap Growth Portfolio

VALUE

Discovery Value Fund

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INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

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Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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TAXABLE

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ALTERNATIVES

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MULTI-ASSET

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CLOSED-END FUNDS

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EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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NOTES

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AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Short Duration Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

ANNUAL REPORT

December 6, 2022

This report provides management’s discussion of fund performance for the AB Short Duration Income Portfolio for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB SHORT DURATION INCOME PORTFOLIO[1]

Class A Shares	-3.76%	-8.94%

Class C Shares	-4.16%	-9.67%

Advisor Class Shares[2]	-3.67%	-8.76%

Bloomberg 1-5 Year US Government/Credit Index	-2.53%	-7.03%

1

Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance for the six- and 12-month periods ended October 31, 2022, by 0.01% and 0.01%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg 1-5 Year US Government/Credit Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. Over the 12-month period, security selection detracted the most, relative to the benchmark, mainly due to selection within sovereign bonds, government-guaranteed sovereign bonds and technology, which was partially offset by a gain within the energy sector. Yield-curve positioning in the US detracted from performance. Sector allocation hampered results, as losses from exposure to collateralized loan obligations, emerging-market sovereigns and US agency mortgages exceeded gains from exposure to commercial mortgage-backed securities (“CMBS”). Country allocation to Canada and Australia contributed to performance, offset by a loss from exposure to the eurozone. Currency decisions did not materially impact performance during the period.

During the six-month period, security selection within sovereign bonds, technology and consumer cyclical detracted most from performance.

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Yield-curve positioning in the US also hampered results. Industry allocation negatively impacted performance, mostly from exposure to collateralized loan obligations, collateralized mortgage obligations and US agency mortgages that exceeded gains from the utilization of high-yield credit default swaps and exposure to CMBS. Country allocation to Canada contributed, offsetting a loss from exposure to the eurozone. Currency decisions did not materially impact returns during the period.

During both periods, the Fund utilized derivatives in the form of treasury futures and interest rate swaps to manage and hedge duration risk and/or to take active yield-curve positioning. Consumer Price Index swaps were utilized to obtain active inflation exposure. Currency forwards were used to hedge foreign currency exposure. Credit default swap indices were used to take active high-yield credit risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. CMBS indices were used to take active commercial real estate exposure. During the 12-month period, interest rate swaptions were used to manage and hedge duration risk, generate income and/or to take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets during the 12-month period ended October 31, 2022. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan, Canada and Australia. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US outperformed US Treasuries, while eurozone high yield outperformed eurozone treasuries. Emerging-market sovereign bonds materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds hedged to the US dollar outperformed US investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and most emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, primarily in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments and their agencies and instrumentalities (including mortgage-backed securities), derivatives related to such securities, and repurchase agreements relating to US government securities. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than three years, although it may invest in securities of any duration or maturity.

The Fund may invest in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund’s investments in foreign securities may include both government and corporate securities, and securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may utilize derivatives, such as options, futures contracts, forwards and swaps. The Fund may, for example, use interest rate futures contracts and swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

The Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions, and may take long or short positions in currencies, through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 1-5 Year US Government/Credit Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 1-5 Year US Government/Credit Index is a broad-based benchmark that measures the nonsecuritized component of the Bloomberg US Aggregate Index. It includes investment-grade, US dollar-denominated, fixed-rate Treasuries and government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end

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DISCLOSURES AND RISKS (continued)

of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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DISCLOSURES AND RISKS (continued)

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 2.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Effective on March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25%. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/12/20181 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Income Portfolio Class A shares (from 12/12/20181 to 10/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 2.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/12/2018.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			5.06%

1 Year	-8.94%	-11.00%

Since Inception[2]	0.26%	-0.33%

CLASS C SHARES			4.37%

1 Year	-9.67%	-10.55%

Since Inception[2]	-0.56%	-0.56%

ADVISOR CLASS SHARES[3]			5.39%

1 Year	-8.76%	-8.76%

Since Inception[2]	0.41%	0.41%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.26%, 2.19% and 1.18% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs, to 0.65%, 1.45% and 0.45% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Inception date: 12/12/2018.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-12.17%

Since Inception[1]	-0.48%

CLASS C SHARES

1 Year	-11.75%

Since Inception[1]	-0.70%

ADVISOR CLASS SHARES[2]

1 Year	-9.98%

Since Inception[1]	0.27%

1	Inception date: 12/12/2018.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$962.40	$6.13	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class C
Actual	$1,000	$958.40	$10.07	2.04%
Hypothetical**	$1,000	$1,014.92	$10.36	2.04%
Advisor Class
Actual	$1,000	$963.30	$5.15	1.04%
Hypothetical**	$1,000	$1,019.96	$5.30	1.04%

*

Expenses are equal to the Fund’s annualized expense ratio (interest expense incurred) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Fund’s operating expenses are borne by the Adviser or its affiliates.

**	Assumes 5% annual return before expenses.

12 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $69.6

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

October 31, 2022

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 72.2%
Spain – 0.5%
Spain Government Bond 0.80%, 07/30/2027(a)	EUR	356	$323,605

United States – 71.7%
U.S. Treasury Bonds 6.875%, 08/15/2025	U.S.$	2,177	2,303,795
U.S. Treasury Notes 0.625%, 05/15/2030(b)		784	609,025
1.50%, 08/15/2026(c)		4,003	3,600,464
1.50%, 01/31/2027		499	444,132
1.625%, 10/31/2026(b)		4,590	4,131,984
1.625%, 08/15/2029		371	316,502
2.00%, 08/15/2025		2,662	2,490,353
2.125%, 07/31/2024		1,597	1,530,413
2.125%, 05/31/2026(c)		4,465	4,130,403
2.25%, 11/15/2024(c)		6,988	6,678,713
2.25%, 11/15/2025(c)		2,792	2,617,031
2.375%, 08/15/2024		524	503,599
2.625%, 05/31/2027		873	813,247
2.75%, 07/31/2027		6,250	5,841,610
2.875%, 08/15/2028		743	689,899
3.00%, 07/31/2024		7,900	7,687,687
3.125%, 11/15/2028(c)		3,613	3,394,056
3.25%, 06/30/2027		2,228	2,131,604

			49,914,517

Total Governments - Treasuries (cost $54,878,160)			50,238,122

CORPORATES - INVESTMENT GRADE – 12.7%
Financial Institutions – 7.2%
Banking – 6.4%
AIB Group PLC 7.583%, 10/14/2026(a)		209	207,802
AIB Group PLC 4.263%, 04/10/2025(a)		200	190,628
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		119	104,339
Banco Santander SA 4.175%, 03/24/2028		200	176,146
Bank of America Corp. Series AA 6.10%, 03/17/2025(d)		52	50,113
Series X 6.25%, 09/05/2024(d)		83	80,785

14 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bank of Ireland Group PLC 6.253%, 09/16/2026(a)	U.S.$	200	$193,278
Barclays PLC 8.00%, 03/15/2029(d)		200	179,496
BNP Paribas SA 4.625%, 02/25/2031(a)(d)		282	195,246
6.625%, 03/25/2024(a)(d)		200	187,256
Credit Agricole SA 8.125%, 12/23/2025(a)(d)		200	199,016
Danske Bank A/S 4.298%, 04/01/2028(a)		200	176,454
First-Citizens Bank & Trust Co. 3.929%, 06/19/2024		15	14,766
HSBC Holdings PLC 4.041%, 03/13/2028		200	175,236
7.336%, 11/03/2026		200	200,394
JPMorgan Chase & Co. 4.323%, 04/26/2028		128	119,151
Series S 6.75%, 02/01/2024(d)		43	42,938
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		200	193,168
Morgan Stanley 4.21%, 04/20/2028		51	47,206
6.296%, 10/18/2028		279	281,525
Natwest Group PLC 4.269%, 03/22/2025		200	192,830
Nordea Bank Abp 6.625%, 03/26/2026(a)(d)		200	189,258
PNC Financial Services Group, Inc. (The) Series O 6.46% (LIBOR 3 Month + 3.68%), 02/01/2023(d)(e)		12	11,981
Skandinaviska Enskilda Banken AB 6.875%, 06/30/2027(a)(d)		200	187,344
Standard Chartered PLC 3.971%, 03/30/2026(a)		200	183,936
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(d)		400	376,376
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		150	131,881
UBS Group AG 7.00%, 01/31/2024(a)(d)		200	193,668

			4,482,217

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.6%
Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	5	$3,759
4.125%, 05/01/2024		8	7,627
4.25%, 06/15/2026		2	1,764
4.40%, 09/25/2023		16	15,667
5.00%, 04/01/2023		3	2,979
5.25%, 08/11/2025(a)		52	48,657
Aviation Capital Group LLC 3.50%, 11/01/2027(a)		158	128,723
Synchrony Financial 2.875%, 10/28/2031		150	106,056
3.95%, 12/01/2027		57	49,062
4.875%, 06/13/2025		50	48,037

			412,331

REITs – 0.2%
Office Properties Income Trust 3.45%, 10/15/2031		180	110,166
VICI Properties LP/VICI Note Co., Inc. 4.625%, 06/15/2025(a)		31	29,168

			139,334

			5,033,882

Industrial – 5.3%
Basic – 0.4%
Arconic Corp. 6.00%, 05/15/2025(a)		15	14,843
Celanese US Holdings LLC 5.90%, 07/05/2024		40	39,309
6.05%, 03/15/2025		40	38,909
Glencore Funding LLC 1.625%, 09/01/2025(a)		114	101,420
4.875%, 03/12/2029(a)		115	105,770

			300,251

Capital Goods – 0.1%
Parker-Hannifin Corp. 4.50%, 09/15/2029		100	93,443

Communications - Media – 0.6%
Directv Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		46	41,401
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		210	194,000
Netflix, Inc. 4.375%, 11/15/2026		216	206,025

			441,426

16 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029	U.S.$	150	$121,013
Sands China Ltd. 5.625%, 08/08/2025		200	175,500

			296,513

Consumer Non-Cyclical – 0.9%
BAT Capital Corp. 7.75%, 10/19/2032		74	75,638
BAT International Finance PLC 4.448%, 03/16/2028		116	102,938
Charles River Laboratories International, Inc. 4.00%, 03/15/2031(a)		32	26,929
Newell Brands, Inc.
4.45%, 04/01/2026		26	24,181
4.875%, 06/01/2025		7	6,754
6.375%, 09/15/2027		53	51,897
6.625%, 09/15/2029		53	51,794
Pilgrim’s Pride Corp. 5.875%, 09/30/2027(a)		250	244,558

			584,689

Energy – 0.8%
Boardwalk Pipelines LP 4.45%, 07/15/2027		107	98,943
Canadian Natural Resources Ltd. 3.85%, 06/01/2027		215	198,432
Continental Resources, Inc./OK 5.75%, 01/15/2031(a)		41	37,306
Ecopetrol SA 4.625%, 11/02/2031		15	10,331
5.375%, 06/26/2026		55	49,892
5.875%, 11/02/2051		7	4,120
6.875%, 04/29/2030		45	36,743
EQT Corp. 5.70%, 04/01/2028		39	37,956
7.00%, 02/01/2030		31	31,803
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032		46	37,904
Western Midstream Operating LP 3.95%, 06/01/2025		2	1,900
4.30%, 02/01/2030		20	17,580

			562,910

Services – 0.6%
Expedia Group, Inc. 3.80%, 02/15/2028		111	98,687

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Global Payments, Inc. 4.45%, 06/01/2028	U.S.$	216	$196,502
5.30%, 08/15/2029		80	75,346
RELX Capital, Inc. 4.75%, 05/20/2032		17	15,827

			386,362

Technology – 1.3%
Broadcom, Inc. 3.137%, 11/15/2035(a)		22	15,259
4.00%, 04/15/2029(a)		53	46,513
4.30%, 11/15/2032		150	126,579
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		112	100,010
Fiserv, Inc. 3.50%, 07/01/2029		222	192,903
HP, Inc. 4.75%, 01/15/2028		104	97,189
Micron Technology, Inc. 6.75%, 11/01/2029		147	147,069
Take-Two Interactive Software, Inc. 3.30%, 03/28/2024		56	54,369
Western Digital Corp. 4.75%, 02/15/2026		116	107,174
Workday, Inc. 3.70%, 04/01/2029		35	31,191

			918,256

Transportation - Airlines – 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		114	111,047

			3,694,897

Utility – 0.2%
Electric – 0.2%
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		200	138,788

Total Corporates - Investment Grade (cost $9,709,498)			8,867,567

CORPORATES - NON-INVESTMENT GRADE – 10.7%
Industrial – 9.7%
Basic – 0.5%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		10	8,040
INEOS Quattro Finance 2 PLC 3.375%, 01/15/2026(a)		200	168,702

18 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kleopatra Finco Sarl 4.25%, 03/01/2026(a)	EUR	100	$81,266
WR Grace Holdings LLC 4.875%, 06/15/2027(a)	U.S.$	72	62,989

			320,997

Capital Goods – 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	172,050
Bombardier, Inc. 7.50%, 12/01/2024(a)		9	8,977
7.50%, 03/15/2025(a)		15	14,748
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		92	86,076
Gates Global LLC/Gates Corp. 6.25%, 01/15/2026(a)		61	58,560
LSB Industries, Inc. 6.25%, 10/15/2028(a)		34	30,956
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	89,128
TransDigm, Inc. 8.00%, 12/15/2025(a)	U.S.$	35	35,614
Triumph Group, Inc. 8.875%, 06/01/2024(a)		89	89,939

			586,048

Communications - Media – 1.2%
Altice Financing SA 5.00%, 01/15/2028(a)		200	159,792
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)		26	21,131
5.125%, 05/01/2027(a)		59	54,668
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		60	53,994
CSC Holdings LLC 7.50%, 04/01/2028(a)		200	172,918
DISH DBS Corp. 5.00%, 03/15/2023		6	5,925
5.25%, 12/01/2026(a)		178	154,552
5.75%, 12/01/2028(a)		32	25,827
5.875%, 11/15/2024		53	48,882
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		56	49,299
Sirius XM Radio, Inc. 3.125%, 09/01/2026(a)		56	50,046
4.00%, 07/15/2028(a)		28	24,169

			821,203

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Consolidated Communications, Inc. 5.00%, 10/01/2028(a)	U.S.$	35	$27,131
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		10	8,243

			35,374

Consumer Cyclical - Automotive – 0.5%
Jaguar Land Rover Automotive PLC 5.875%, 11/15/2024(a)	EUR	116	108,555
7.75%, 10/15/2025(a)	U.S.$	217	200,261
Tenneco, Inc. 7.875%, 01/15/2029(a)		26	25,834

			334,650

Consumer Cyclical - Entertainment – 1.4%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		16	13,999
Carnival Corp. 4.00%, 08/01/2028(a)		36	29,047
5.75%, 03/01/2027(a)		62	43,029
10.50%, 02/01/2026(a)		153	149,926
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)		159	157,919
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		28	25,082
Mattel, Inc. 5.875%, 12/15/2027(a)		102	99,163
NCL Corp. Ltd. 5.875%, 03/15/2026(a)		33	27,024
5.875%, 02/15/2027(a)		268	239,490
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		42	32,957
5.50%, 08/31/2026(a)		31	25,317
11.50%, 06/01/2025(a)		47	50,601
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025(a)		20	20,515
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		12	9,591
13.00%, 05/15/2025(a)		16	17,196
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	10,921

			951,777

20 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.8%
Adams Homes, Inc. 7.50%, 02/15/2025(a)	U.S.$	13	$10,512
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		125	109,125
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		59	52,265
Empire Communities Corp. 7.00%, 12/15/2025(a)		143	123,950
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		85	70,922
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	35,230
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		9	7,362
5.00%, 06/01/2029(a)		45	38,726
Marriott Ownership Resorts, Inc. 6.125%, 09/15/2025(a)		12	11,871
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028(a)		11	9,276
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		15	14,105
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	19,515
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		33	28,741

			531,600

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	14,956
4.375%, 01/15/2028(a)		81	71,205

			86,161

Consumer Cyclical - Retailers – 0.5%
Bath & Body Works, Inc. 7.50%, 06/15/2029		188	178,307
9.375%, 07/01/2025(a)		6	6,252
Dufry One BV 2.50%, 10/15/2024(a)	EUR	100	94,501
Hanesbrands, Inc. 4.625%, 05/15/2024(a)	U.S.$	35	34,025
Michaels Cos, Inc. (The) 5.25%, 05/01/2028(a)		73	51,930

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 7.50%, 07/01/2025(a)	U.S.$	9	$6,341
Staples, Inc. 7.50%, 04/15/2026(a)		15	13,046

			384,402

Consumer Non-Cyclical – 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)		154	152,984
5.875%, 02/15/2028(a)		87	81,801
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		114	90,009
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		7	5,591
RP Escrow Issuer LLC 5.25%, 12/15/2025(a)		39	29,342
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		81	73,341

			433,068

Energy – 0.8%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		156	154,406
Callon Petroleum Co. 8.00%, 08/01/2028(a)		21	20,941
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	32,528
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		30	27,655
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		28	25,966
Genesis Energy LP/Genesis Energy Finance Corp. 7.75%, 02/01/2028		15	14,301
8.00%, 01/15/2027		21	20,388
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		12	11,572
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		46	45,324
New Fortress Energy, Inc. 6.75%, 09/15/2025(a)		75	73,646
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		44	39,836
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50%, 10/15/2026(a)		40	38,410

22 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunnova Energy Corp. 5.875%, 09/01/2026(a)	U.S.$	25	$22,047

			527,020

Other Industrial – 0.0%
Avient Corp. 5.75%, 05/15/2025(a)		16	15,685

Services – 1.0%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, 07/15/2026(a)		57	54,563
APX Group, Inc. 6.75%, 02/15/2027(a)		53	51,802
Block, Inc. 2.75%, 06/01/2026		81	72,488
Garda World Security Corp. 4.625%, 02/15/2027(a)		59	52,497
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		50	36,008
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		78	60,268
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		168	145,908
6.25%, 01/15/2028(a)		82	75,939
Sabre GLBL, Inc. 9.25%, 04/15/2025(a)		84	81,896
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		15	14,005
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		63	51,604

			696,978

Technology – 0.6%
Avaya, Inc. 6.125%, 09/15/2028(a)		51	21,577
NCR Corp. 5.00%, 10/01/2028(a)		105	89,005
NortonLifeLock, Inc. 6.75%, 09/30/2027(a)		106	104,568
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		56	51,680
8.25%, 02/01/2028(a)		2	1,782
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		214	179,942
Virtusa Corp. 7.125%, 12/15/2028(a)		10	7,196

			455,750

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.3%
Air Canada 3.875%, 08/15/2026(a)	U.S.$	12	$10,613
Allegiant Travel Co. 7.25%, 08/15/2027(a)		47	44,292
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		99	94,351
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		24	21,963
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		41	41,119

			212,338

Transportation - Services – 0.5%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		200	170,968
EC Finance PLC 3.00%, 10/15/2026(a)	EUR	100	87,105
Loxam SAS 4.50%, 02/15/2027(a)		100	87,626
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	30	24,382

			370,081

			6,763,132

Financial Institutions – 0.8%
Banking – 0.4%
Bread Financial Holdings, Inc. 4.75%, 12/15/2024(a)		35	30,781
7.00%, 01/15/2026(a)		7	6,042
Credit Suisse Group AG 5.25%, 02/11/2027(a)(d)		368	261,280

			298,103

Brokerage – 0.1%
Advisor Group Holdings, Inc. 10.75%, 08/01/2027(a)		52	51,925

Finance – 0.1%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		62	52,687
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		53	31,283

			83,970

24 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.2%
Diversified Healthcare Trust 9.75%, 06/15/2025	U.S.$	167	$157,751

			591,749

Utility – 0.2%
Electric – 0.1%
Calpine Corp. 5.125%, 03/15/2028(a)		8	7,117
Vistra Operations Co. LLC 5.625%, 02/15/2027(a)		68	64,807

			71,924

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		54	51,665

			123,589

Total Corporates – Non-Investment Grade (cost $8,323,572)			7,478,470

COLLATERALIZED MORTGAGE OBLIGATIONS – 6.8%
Risk Share Floating Rate – 6.6%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 5.336% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(e)		17	17,085
Series 2019-1A, Class M2 6.286% (LIBOR 1 Month + 2.70%), 03/25/2029(a)(e)		152	150,488
Series 2019-4A, Class M2 6.436% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(e)		150	142,609
Series 2022-1, Class M1B 5.147% (SOFR + 2.15%), 01/26/2032(a)(e)		193	185,241
Series 2022-2, Class M1A 7.025% (SOFR + 4.00%), 09/27/2032(a)(e)		200	199,999
Connecticut Avenue Securities Trust Series 2022-R07, Class 1M1 5.975% (SOFR + 2.95%), 06/25/2042(a)(e)		229	230,226
Series 2022-R08, Class 1M2 6.597% (SOFR + 3.60%), 07/25/2042(a)(e)		73	68,979
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 5.886% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(e)		1	1,374

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-R03, Class 1M2 5.736% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(e)	U.S.$	2	$2,301
Series 2022-R08, Class 1M1 5.547% (SOFR + 2.55%), 07/25/2042(a)(e)		238	237,285
Eagle Re Ltd. Series 2021-2, Class M1B 5.047% (SOFR + 2.05%), 04/25/2034(a)(e)		150	146,030
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-HQA3, Class M1A 5.297% (SOFR + 2.30%), 08/25/2042(a)(e)		139	137,800
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-HQA1, Class M3 8.286% (LIBOR 1 Month + 4.70%), 03/25/2028(e)		85	86,357
Series 2017-DNA1, Class M2 6.836% (LIBOR 1 Month + 3.25%), 07/25/2029(e)		149	151,652
Series 2019-DNA4, Class M2 5.536% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(e)		3	2,646
Series 2020-DNA1, Class M2 5.286% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(e)		29	28,561
Series 2021-DNA5, Class M2 4.647% (SOFR + 1.65%), 01/25/2034(a)(e)		65	63,335
Series 2021-DNA6, Class M2 4.497% (SOFR + 1.50%), 10/25/2041(a)(e)		150	137,666
Series 2021-DNA7, Class M2 4.797% (SOFR + 1.80%), 11/25/2041(a)(e)		225	206,368
Series 2021-HQA4, Class M1 3.947% (SOFR + 0.95%), 12/25/2041(a)(e)		593	557,432
Series 2022-DNA2, Class M1B 5.397% (SOFR + 2.40%), 02/25/2042(a)(e)		144	132,480
Series 2022-HQA1, Class M1B 6.497% (SOFR + 3.50%), 03/25/2042(a)(e)		20	19,017
Series 2022-HQA2, Class M1B 6.997% (SOFR + 4.00%), 07/25/2042(a)(e)		184	179,400
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2 8.486% (LIBOR 1 Month + 4.90%), 11/25/2024(e)		89	91,078
Series 2015-C02, Class 1M2 7.586% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		18	18,079

26 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 8.586% (LIBOR 1 Month + 5.00%), 07/25/2025(e)	U.S.$	21	$21,685
Series 2015-C04, Class 2M2 9.136% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		3	2,627
Series 2016-C01, Class 1M2 10.336% (LIBOR 1 Month + 6.75%), 08/25/2028(e)		63	65,012
Series 2016-C01, Class 2M2 10.536% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		9	9,744
Series 2016-C04, Class 1B 13.836% (LIBOR 1 Month + 10.25%), 01/25/2029(e)		118	122,437
Series 2017-C02, Class 2B1 9.086% (LIBOR 1 Month + 5.50%), 09/25/2029(e)		24	25,543
Series 2018-C01, Class 1B1 7.136% (LIBOR 1 Month + 3.55%), 07/25/2030(e)		180	179,444
Series 2021-R02, Class 2M2 4.997% (SOFR + 2.00%), 11/25/2041(a)(e)		230	203,605
Home Re Ltd. Series 2021-1, Class M1B 5.136% (LIBOR 1 Month + 1.55%), 07/25/2033(a)(e)		211	209,690
Home Re Ltd. Series 2020-1, Class M2 8.836% (LIBOR 1 Month + 5.25%), 10/25/2030(a)(e)		150	149,820
Oaktown Re II Ltd. Series 2018-1A, Class M1 5.136% (LIBOR 1 Month + 1.55%), 07/25/2028(a)(e)		31	30,943
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 6.346% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(e)		29	27,689
Radnor Re Ltd. Series 2019-1, Class M1B 5.536% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(e)		96	93,699
Radnor RE Ltd. Series 2020-1, Class M1C 5.336% (LIBOR 1 Month + 1.75%), 01/25/2030(a)(e)		150	142,861

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Traingle Re Ltd. Series 2021-3, Class M1A 4.897% (SOFR + 1.90%), 02/25/2034(a)(e)	U.S.$	125	$123,818

			4,602,105

Agency Fixed Rate – 0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(f)		75	15,706
Federal National Mortgage Association REMICs
Series 2012-120, Class CI 3.50%, 12/25/2031(f)		134	5,675
Series 2016-26, Class IO 5.00%, 05/25/2046(f)		169	27,529
Series 2016-31, Class IO 5.00%, 06/25/2046(f)		223	45,156
Series 2016-64, Class BI 5.00%, 09/25/2046(f)		28	4,338

			98,404

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 2.688% (6.10% – LIBOR 1 Month), 08/15/2044(e)(g)		91	7,870
Federal National Mortgage Association REMICs
Series 2012-17, Class ES 2.964% (6.55% – LIBOR 1 Month), 03/25/2041(e)(g)		79	2,410
Series 2012-17, Class SE 2.364% (5.95% – LIBOR 1 Month), 03/25/2042(e)(g)		67	7,200
Series 2019-25, Class SA 2.464% (6.05% – LIBOR 1 Month), 06/25/2049(e)(g)		46	4,129
Series 2019-42, Class SQ 2.464% (6.05% – LIBOR 1 Month), 08/25/2049(e)(g)		39	4,190

			25,799

Total Collateralized Mortgage Obligations (cost $4,835,033)			4,726,308

GOVERNMENTS - SOVEREIGN AGENCIES – 5.0%
Canada – 5.0%
Canada Housing Trust No. 1 1.95%, 12/15/2025(a) (cost $4,054,592)	CAD	5,065	3,507,745

28 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.6%
Non-Agency Fixed Rate CMBS – 3.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)	U.S.$	100	$84,325
BANK Series 2020-BN28, Class XA 1.779%, 03/15/2063(f)		2,071	205,067
Series 2020-BN29, Class XA 1.341%, 11/15/2053(f)		985	73,719
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.334%, 05/15/2052(f)		985	61,909
BBCMS Mortgage Trust Series 2017-C1, Class XA 1.437%, 02/15/2050(f)		1,318	64,351
CD Mortgage Trust Series 2016-CD1, Class XA 1.368%, 08/10/2049(f)		1,512	56,117
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.608%, 05/10/2058(f)		83	3,417
Series 2017-C8, Class XA 1.481%, 06/15/2050(f)		278	14,019
Citigroup Commercial Mortgage Trust Series 2017-P7, Class XA 1.111%, 04/14/2050(f)		824	30,729
Commercial Mortgage Trust
Series 2012-CR5, Class C 4.358%, 12/10/2045(a)		100	97,550
Series 2014-CR16, Class D 4.917%, 04/10/2047(a)		100	90,472
Series 2016-DC2, Class XA 0.936%, 02/10/2049(f)		2,490	58,132
GS Mortgage Securities Trust Series 2013-GC13, Class D 4.074%, 07/10/2046(a)		100	43,255
Series 2016-GS3, Class XA 1.197%, 10/10/2049(f)		1,293	45,782
Series 2017-GS5, Class XA 0.842%, 03/10/2050(f)		1,439	41,835
Series 2017-GS7, Class XA 1.083%, 08/10/2050(f)		3,285	120,441
Series 2019-GC39, Class XA 1.129%, 05/10/2052(f)		4,646	218,568
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.548%, 08/15/2046(a)		75	41,785

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-LC9, Class G 4.321%, 12/15/2047(a)	U.S.$	100	$73,436
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	107,060
UBS Commercial Mortgage Trust Series 2012-C1, Class D 6.445%, 05/10/2045(a)		17	15,915
Series 2017-C1, Class XA 1.526%, 06/15/2050(f)		1,056	54,501
Series 2017-C2, Class XA 1.087%, 08/15/2050(f)		2,068	79,633
Series 2018-C14, Class XA 0.95%, 12/15/2051(f)		949	41,695
Series 2018-C15, Class XA 0.978%, 12/15/2051(f)		741	33,075
Series 2019-C18, Class XA 1.023%, 12/15/2052(f)		1,265	58,997
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 4.316%, 04/10/2046(a)		81	66,094
Wells Fargo Commercial Mortgage Trust
Series 2016-LC24, Class XA 1.605%, 10/15/2049(f)		799	37,726
Series 2018-C48, Class XA 0.947%, 01/15/2052(f)		795	34,079
Series 2019-C52, Class XA 1.604%, 08/15/2052(f)		936	67,446
WF-RBS Commercial Mortgage Trust
Series 2011-C4, Class D 4.843%, 06/15/2044(a)		60	53,645
Series 2011-C4, Class E 4.843%, 06/15/2044(a)		25	20,000

			2,094,775

Non-Agency Floating Rate CMBS – 0.6%
BFLD Trust
Series 2019-DPLO, Class D 5.252% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(e)		59	55,704
Series 2019-DPLO, Class E 5.652% (LIBOR 1 Month + 2.24%), 10/15/2034(a)(e)		10	9,406
CLNY Trust Series 2019-IKPR, Class D 5.437% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(e)		120	109,484

30 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2019-WOLF, Class D 5.345% (LIBOR 1 Month + 1.93%), 12/15/2036(a)(e)	U.S.$	45	$42,296
Morgan Stanley Capital I Trust Series 2019-BPR, Class D 7.662% (LIBOR 1 Month + 4.25%), 05/15/2036(a)(e)		133	123,241
Starwood Retail Property Trust Series 2014-STAR, Class A 4.883% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(e)		89	60,602

			400,733

Total Commercial Mortgage-Backed Securities (cost $2,705,078)			2,495,508

MORTGAGE PASS-THROUGHS – 3.4%
Agency Fixed Rate 30-Year – 3.4%
Uniform Mortgage-Backed Security Series 2022 4.50%, 11/01/2052, TBA (cost $2,354,065)		2,481	2,326,495

COLLATERALIZED LOAN OBLIGATIONS – 2.8%
CLO - Floating Rate – 2.8%
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 7.179% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(e)		250	212,712
Dryden 98 CLO Ltd. Series 2022-98A, Class D 7.063% (SOFR + 3.10%), 04/20/2035(a)(e)		250	217,384
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 7.214% (SOFR + 3.35%), 04/15/2035(a)(e)		250	219,475
New Mountain CLO 3 Ltd. Series CLO-3A, Class D 7.593% (LIBOR 3 Month + 3.35%), 10/20/2034(a)(e)		250	218,726
Palmer Square CLO Ltd. Series 2021-3A, Class D 7.029% (LIBOR 3 Month + 2.95%), 01/15/2035(a)(e)		250	213,665
PPM CLO 5 Ltd. Series 2021-5A, Class D 7.244% (LIBOR 3 Month + 3.05%), 10/18/2034(a)(e)		250	205,007

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regatta XXIV Funding Ltd. Series 2021-5A, Class D 7.343% (LIBOR 3 Month + 3.10%), 01/20/2035(a)(e)	U.S.$	250	$208,977
Rockford Tower CLO Ltd. Series 2021-2A, Class D 7.493% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(e)		250	211,747
Sixth Street CLO XVII Ltd. Series 2021-17A, Class D 7.393% (LIBOR 3 Month + 3.15%), 01/20/2034(a)(e)		250	217,412

Total Collateralized Loan Obligations (cost $2,250,000)			1,925,105

BANK LOANS – 1.4%
Industrial – 1.3%
Capital Goods – 0.1%
ACProducts Holdings, Inc.
7.127% (LIBOR 3 Month + 4.25%), 05/17/2028(h)		76	52,525
7.924% (LIBOR 3 Month + 4.25%), 05/17/2028(h)		25	17,332
Chariot Buyer LLC 7.254% (LIBOR 1 Month + 3.50%), 11/03/2028(h)		10	8,993

			78,850

Communications - Media – 0.0%
Coral-US Co-Borrower LLC 6.412% (LIBOR 1 Month + 3.00%), 10/15/2029(h)		30	28,972
Univision Communications, Inc. 6.504% (LIBOR 1 Month + 2.75%), 03/15/2024(h)		2	1,642

			30,614

Communications - Telecommunications – 0.2%
Crown Subsea Communications Holding, Inc. 8.518% (LIBOR 1 Month + 4.75%), 04/27/2027(h)		40	39,127
Directv Financing, LLC 8.754% (LIBOR 1 Month + 5.00%), 08/02/2027(h)		27	25,956
Zacapa SARL 7.803% (SOFR 3 Month + 4.25%), 03/22/2029(h)		43	41,190

			106,273

32 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 6.813% (LIBOR 1 Month + 3.00%), 08/25/2028(h)	U.S.$	142	$137,971

Consumer Cyclical - Retailers – 0.1%
Restoration Hardware, Inc. 7.079% (SOFR 1 Month + 3.25%), 10/20/2028(h)		60	56,500

Consumer Non-Cyclical – 0.1%
Kronos Acquisition Holdings, Inc. 6.820% (LIBOR 3 Month + 3.75%), 12/22/2026(h)		39	37,067
Padagis LLC 8.491% (LIBOR 3 Month + 4.75%), 07/06/2028(h)(i)		28	23,859

			60,926

Energy – 0.2%
GIP II Blue Holding, L.P. 8.174% (LIBOR 3 Month + 4.50%), 09/29/2028(h)		88	87,281
Parkway Generation, LLC 8.504% (LIBOR 1 Month + 4.75%), 02/18/2029(h)		59	58,376

			145,657

Other Industrial – 0.1%
American Tire Distributors, Inc. 10.608% (LIBOR 3 Month + 6.25%), 10/20/2028(h)		60	55,105
Rockwood Service Corporation 8.004% (LIBOR 1 Month + 4.25%), 01/23/2027(h)		3	2,926

			58,031

Services – 0.0%
Amentum Government Services Holdings LLC
7.674% (LIBOR 3 Month + 4.00%), 01/29/2027(h)(i)		2	2,130
8.170% (LIBOR 3 Month + 4.00%), 01/29/2027(h)(i)		1	707

			2,837

Technology – 0.3%
Ascend Learning, LLC 9.504% (LIBOR 1 Month + 5.75%), 12/10/2029(h)		30	25,387
Banff Guarantor, Inc. 9.254% (LIBOR 1 Month + 5.50%), 02/27/2026(h)		10	9,170

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Boxer Parent Company, Inc. 7.504% (LIBOR 1 Month + 3.75%), 10/02/2025(h)	U.S.$	27		$25,810
Endurance International Group Holdings, Inc. 6.698% (LIBOR 1 Month + 3.50%), 02/10/2028(h)		88		74,814
FINThrive Software Intermediate Holdings, Inc. 10.504% (LIBOR 1 Month + 6.75%), 12/17/2029(h)		20		17,090
Loyalty Ventures, Inc. 8.254% (LIBOR 1 Month + 4.50%), 11/03/2027(h)		78		24,272
Peraton Corp. 7.504% (LIBOR 1 Month + 3.75%), 02/01/2028(h)		19		18,589
Presidio Holdings, Inc.
7.260% (LIBOR 1 Month + 3.50%), 01/22/2027(h)(i)		0	**	385
7.920% (LIBOR 3 Month + 3.50%), 01/22/2027(h)(i)		9		8,692

				204,209

				881,868

Financial Institutions – 0.1%
Finance – 0.0%
Orbit Private Holdings I Ltd. 8.174% (LIBOR 3 Month + 4.50%), 12/11/2028(h)(i)		30		28,956

Insurance – 0.1%
Cross Financial Corp. 7.813% (LIBOR 1 Month + 4.00%), 09/15/2027(h)		49		48,267
Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.) 7.504% (LIBOR 1 Month + 3.75%), 09/03/2026(h)		11		10,347

				58,614

				87,570

Utility – 0.0%
Electric – 0.0%
Granite Generation LLC 7.504% (LIBOR 1 Month + 3.75%), 11/09/2026(h)		24		23,650

Total Bank Loans (cost $1,120,981)				993,088

34 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 1.4%
Angola – 0.3%
Angolan Government International Bond 9.50%, 11/12/2025(a)	U.S.$	200	$194,500

Dominican Republic – 0.2%
Dominican Republic International Bond 5.50%, 02/22/2029(a)		150	130,388

Ecuador – 0.1%
Ecuador Government International Bond 5.50%, 07/31/2030(a)		97	51,270

El Salvador – 0.1%
El Salvador Government International Bond 8.625%, 02/28/2029(a)		90	35,848

Ivory Coast – 0.4%
Ivory Coast Government International Bond
5.875%, 10/17/2031(a)	EUR	100	74,817
6.375%, 03/03/2028(a)	U.S.$	200	181,037

			255,854

Lebanon – 0.0%
Lebanon Government International Bond 6.10%, 10/04/2022(a)(j)(k)		16	973

Senegal – 0.1%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	100	80,542

South Africa – 0.2%
Republic of South Africa Government International Bond 4.30%, 10/12/2028	U.S.$	200	170,350

Ukraine – 0.0%
Ukraine Government International Bond 7.75%, 09/01/2027(a)		100	16,613

Total Emerging Markets - Sovereigns (cost $1,309,765)			936,338

EMERGING MARKETS - CORPORATE BONDS – 0.7%
Industrial – 0.7%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		28	22,648

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Volcan Cia Minera SAA 4.375%, 02/11/2026(a)	U.S.$	41		$34,132

				56,780

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		146		133,161

Consumer Cyclical - Other – 0.3%
Wynn Macau Ltd. 5.50%, 01/15/2026(a)		300		205,500

Consumer Non-Cyclical – 0.0%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		11		9,693

Energy – 0.1%
Leviathan Bond Ltd.
5.75%, 06/30/2023(a)		59		58,329
6.125%, 06/30/2025(a)		23		21,856
6.50%, 06/30/2027(a)		30		28,162

				108,347

Total Emerging Markets - Corporate Bonds (cost $592,584)				513,481

ASSET-BACKED SECURITIES – 0.4%
Autos - Fixed Rate – 0.3%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(a)		37		36,638
Exeter Automobile Receivables Trust
Series 2018-4A, Class E 5.38%, 07/15/2025(a)		115		114,339
Series 2019-1A, Class E 5.20%, 01/15/2026(a)		40		39,638
Westlake Automobile Receivables Trust Series 2019-2A, Class E 4.02%, 04/15/2025(a)		14		13,883

				204,498

Other ABS - Fixed Rate – 0.1%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 0.389%, 11/15/2044(l)		0	**	104

36 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program Trust Series 2020-1, Class D 2.94%, 01/25/2029(a)	U.S.$	100	$96,387

			96,491

Total Asset-Backed Securities (cost $307,520)			300,989

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Mexico – 0.4%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		200	168,537
Petroleos Mexicanos 5.35%, 02/12/2028		101	80,343
6.49%, 01/23/2027		22	19,215

			268,095

Ukraine – 0.0%
State Agency of Roads of Ukraine 6.25%, 06/24/2030(l)		200	25,913

Total Quasi-Sovereigns (cost $485,452)			294,008

		Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(m)(n)(o) (cost $921,309)		921,309	921,309

Total Investments – 122.8% (cost $93,847,609)			85,524,533
Other assets less liabilities – (22.8)%			(15,896,815)

Net Assets – 100.0%			$69,627,718

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	15	December 2022	$1,598,906	$(33,605)
Sold Contracts
10 Yr Canadian Bond Futures	9	December 2022	812,764	11,416
10 Yr Mini Japan Government Bond Futures	3	December 2022	299,869	479
Euro-BOBL Futures	5	December 2022	591,319	17,735
Euro-Schatz Futures	2	December 2022	211,357	2,627
U.S. T-Note 2 Yr (CBT) Futures	32	December 2022	6,540,250	137,210
U.S. T-Note 10 Yr (CBT) Futures	70	December 2022	7,741,563	482,559

				$618,421

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	1,156	USD	1,118	12/08/2022	$(26,759)
Citibank, NA	CAD	4,921	USD	3,606	01/19/2023	(10,075)
State Street Bank & Trust Co.	NZD	78	USD	48	11/18/2022	2,728

						$(34,106)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	5.19%	USD	6,200	$(11,302)	$(247,903)	$236,601
iTraxxx Xover Series 38, 5 Year Index, 12/20/2027*	5.00	Quarterly	5.55	EUR	1,560	(24,252)	(65,032)	40,780

						$(35,554)	$(312,935)	$277,381

*	Termination date

38 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
CAD	680	05/22/2024	3 Month CDOR	1.985%	Semi-Annual	$(20,444)	$	– 0	–	$(20,444)
USD	260	05/24/2024	2.206%	3 Month LIBOR	Semi-Annual/ Quarterly	9,833		– 0	–	9,833

						$(10,611)	$	– 0	–	$(10,611)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	350	$(79,247)	$(123,302)	$44,055
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7	(1,585)	(1,778)	193
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,121)	(4,237)	116
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(2,853)	(2,963)	110
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(3,011)	(3,096)	85
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(3,804)	(1,366)	(2,438)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,706)	(2,039)	(3,667)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	37	(8,400)	(2,193)	(6,207)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	55	(12,521)	(3,246)	(9,275)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	209	(22,938)	(6,319)	(16,619)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	109	(24,725)	(22,563)	(2,162)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(3,804)	(1,360)	(2,444)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	280	(63,398)	(33,205)	(30,193)

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	8	$(1,902)	$(680)	$(1,222)
CDX-CMBX.NA.BB Series 6, 05/11/2063*	5.00	Monthly	7.50	USD	141	(53,756)	(26,280)	(27,476)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	233	(25,513)	(22,600)	(2,913)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(476)	(122)	(354)

						$(317,760)	$(257,349)	$(60,411)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs Bank USA Markit iBoxx USD Contingent Convertible Liquid Developed Market AT1	1 Day SOFR	Maturity	USD	144	12/20/2022	$(6,570)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity		U.S. $ Value at October 31, 2022
HSBC Securities (USA), Inc.†	3.10%	– 0	–	$12,928,855
HSBC Securities (USA), Inc.†	3.10%	– 0	–	2,134,451

				$15,063,306

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2022.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Governments – Treasuries	$15,063,306	$	– 0	–	$	– 0	–	$	– 0	–	$15,063,306

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $22,947,022 or 33.0% of net assets.

40 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	The stated coupon rate represents the greater of the LIBOR or an alternate base rate such as the SOFR or the LIBOR/SOFR floor rate plus spread at October 31, 2022.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.04% of net assets as of October 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-43, Class PT 0.389%, 11/15/2044	10/09/2019	$113	$104	0.00%
State Agency of Roads of Ukraine 6.25%, 06/24/2030	06/24/2021	200,000	25,913	0.04%

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

IBOXHY – iBoxx $ Liquid High Yield Index

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $92,926,300)	$84,603,224
Affiliated issuers (cost $921,309)	921,309
Cash	32,336
Cash collateral due from broker	972,668
Foreign currencies, at value (cost $8,454)	8,437
Interest receivable	763,035
Receivable for capital stock sold	469,551
Receivable for investment securities sold	75,674
Receivable for variation margin on futures	38,430
Receivable due from Adviser	18,751
Unrealized appreciation on forward currency exchange contracts	2,728
Affiliated dividends receivable	1,147

Total assets	87,907,290

Liabilities
Payable for reverse repurchase agreements	15,063,306
Payable for investment securities purchased	2,554,065
Market value on credit default swaps (net premiums received $257,349)	317,760
Payable for variation margin on centrally cleared swaps	53,576
Dividends payable	48,087
Unrealized depreciation on forward currency exchange contracts	36,834
Payable for capital stock redeemed	35,017
Unrealized depreciation on total return swaps	6,570
Foreign capital gains tax payable	1,976
Directors’ fees payable	1,526
Transfer Agent fee payable	1,493
Distribution fee payable	923
Accrued expenses	158,439

Total liabilities	18,279,572

Net Assets	$69,627,718

Composition of Net Assets
Capital stock, at par	$8,011
Additional paid-in capital	77,925,253
Accumulated loss	(8,305,546)

Net Assets	$69,627,718

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,364,238	501,704	$8.70	*

C	$292,113	33,615	$8.69

Advisor	$64,971,367	7,475,457	$8.69

*	The maximum offering price per share for Class A shares was $8.90 which reflects a sales charge of 2.25%.

See notes to financial statements.

42 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest (net of foreign taxes withheld of $444)	$1,756,774
Dividends—Affiliated issuers	7,115
Other income	327	$1,764,216

Expenses
Advisory fee (see Note B)	209,903
Distribution fee—Class A	9,162
Distribution fee—Class C	5,696
Transfer agency—Class A	2,621
Transfer agency—Class C	365
Transfer agency—Advisor Class	30,770
Custody and accounting	115,672
Administrative	92,183
Audit and tax	81,811
Registration fees	54,928
Printing	41,370
Legal	34,788
Directors’ fees	18,376
Miscellaneous	10,737

Total expenses before interest expense	708,382
Interest expense	192,398

Total expenses	900,780
Less: expenses waived and reimbursed by the Adviser (see Note B)	(424,425)

Net expenses		476,355

Net investment income		1,287,861

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(2,397,139)
Forward currency exchange contracts		210,769
Futures		2,086,034
Swaps		(216,571)
Written swaptions		(1,757)
Foreign currency transactions		(26,593)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		(7,551,907)
Forward currency exchange contracts		286,048
Futures		199,570
Swaps		441,999
Written swaptions		(1,433)
Foreign currency denominated assets and liabilities		(9,548)

Net loss on investment and foreign currency transactions		(6,980,528)

Contributions from Affiliates (see Note B)		7,236

Net Decrease in Net Assets from Operations		$(5,685,431)

(a)	Net of foreign realized capital gains taxes of $894.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $944.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 43

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,287,861	$1,292,348
Net realized gain (loss) on investment and foreign currency transactions	(345,257)	1,280,893
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(6,635,271)	(1,507,315)
Contributions from Affiliates (see Note B)	7,236	– 0	–

Net increase (decrease) in net assets from operations	(5,685,431)	1,065,926
Distributions to Shareholders
Class A	(173,022)	(40,601)
Class C	(17,051)	(14,065)
Advisor Class	(2,076,356)	(1,504,066)
Capital Stock Transactions
Net increase	14,728,932	20,561,741

Total increase	6,777,072	20,068,935
Net Assets
Beginning of period	62,850,646	42,781,711

End of period	$69,627,718	$62,850,646

See notes to financial statements.

44 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF CASH FLOWS

For the year ended October 31, 2022

Cash flows from operating activities
Net decrease in net assets from operations		$(5,685,431)
Reconciliation of net decrease in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(55,892,932)
Purchases of short-term investments	(29,746,038)
Proceeds from disposition of long-term investments	51,429,598
Proceeds from disposition of short-term investments	29,219,822
Net realized loss on investment transactions and foreign currency transactions	345,246
Net realized gain on forward currency exchange contracts	210,769
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	6,635,271
Net accretion of bond discount and amortization of bond premium	1,371,092
Increase in receivable for investments sold	(70,822)
Increase in interest receivable	(24,675)
Increase in affiliated dividends receivable	(1,139)
Increase in receivable due from Adviser	(18,751)
Increase in cash collateral due from broker	(432,887)
Increase in payable for investments purchased	1,847,034
Decrease in advisory fee payable	(20,642)
Decrease in Foreign capital gains tax payable	(50)
Increase in Transfer Agent fee payable	41
Decrease in distribution fee payable	(563)
Decrease in Directors’ fee payable	(130)
Increase in accrued expenses	21,377
Payments on written swaptions, net	(4,329)
Payments on swaps, net	(98,277)
Proceeds for exchange-traded derivatives settlements, net	2,253,232

Total adjustments		7,022,247

Net cash provided by (used in) operating activities		1,336,816
Cash flows from financing activities
Subscriptions of capital stock, net	13,278,351
Cash dividends paid (net of dividend reinvestments)†	(1,233,674)
Repayment of reverse repurchase agreements	(13,444,223)

Net cash provided by (used in) financing activities		(1,399,546)
Effect of exchange rate on cash		(36,141)

Net decrease in cash		(98,871)
Cash at beginning of year		139,644

Cash at end of year		$40,773

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$1,043,657
Interest expense paid during the year	$151,171

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Effective March 7, 2022, the maximum sales charge for purchases of Class A shares was reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may have been subject to a 1%, 18-month contingent deferred sales charge, which may have been subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

46 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed

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market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$50,238,122		$	– 0	–	$50,238,122
Corporates – Investment Grade		– 0	–	8,867,567			– 0	–	8,867,567
Corporates – Non-Investment Grade		– 0	–	7,478,470			– 0	–	7,478,470
Collateralized Mortgage Obligations		– 0	–	4,726,308			– 0	–	4,726,308
Governments – Sovereign Agencies		– 0	–	3,507,745			– 0	–	3,507,745
Commercial Mortgage-Backed Securities		– 0	–	2,495,508			– 0	–	2,495,508
Mortgage Pass-Throughs		– 0	–	2,326,495			– 0	–	2,326,495
Collateralized Loan Obligations		– 0	–	1,925,105			– 0	–	1,925,105
Bank Loans		– 0	–	928,359			64,729		993,088
Emerging Markets – Sovereigns		– 0	–	936,338			– 0	–	936,338
Emerging Markets – Corporate Bonds		– 0	–	513,481			– 0	–	513,481
Asset-Backed Securities		– 0	–	300,989			– 0	–	300,989
Quasi-Sovereigns		– 0	–	294,008			– 0	–	294,008
Short-Term Investments		921,309		– 0	–		– 0	–	921,309

Total Investments in Securities		921,309		84,538,495			64,729		85,524,533
Other Financial Instruments(a):
Assets:
Futures		652,026		– 0	–		– 0	–	652,026	(b)
Forward Currency Exchange Contracts		– 0	–	2,728			– 0	–	2,728
Centrally Cleared Interest Rate Swaps		– 0	–	9,833			– 0	–	9,833	(b)
Liabilities:
Futures		(33,605)		– 0	–		– 0	–	(33,605	)(b)
Forward Currency Exchange Contracts		– 0	–	(36,834)			– 0	–	(36,834)
Centrally Cleared Credit Default Swaps		– 0	–	(35,554)			– 0	–	(35,554	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(20,444)			– 0	–	(20,444	)(b)
Credit Default Swaps		– 0	–	(317,760)			– 0	–	(317,760)
Total Return Swaps		– 0	–	(6,570)			– 0	–	(6,570)
Reverse Repurchase Agreements		(15,063,306)		– 0	–		– 0	–	(15,063,306)

Total		$(13,523,576)		$84,133,894			$64,729		$70,675,047

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

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(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior two tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are

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purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended October 31, 2022, such reimbursement/waivers amounted to $331,467. The Expense Caps may not be terminated by the Adviser before January 31, 2023. Any fees waived and expenses borne by the Adviser through January 20, 2021 may be reimbursed by Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to

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repayment amounted to $265,740, $306,046 and $63,883 for the years ended October 31, 2019, October 31, 2020 and October 31, 2021, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the Adviser voluntarily agreed to waive such fees in the amount of $92,183.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $16,560 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1 from the sale of Class A shares and received $0 and $18 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $775.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$395	$29,746	$29,220	$921	$7

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During the year ended October 31, 2022, the Adviser reimbursed the Fund $7,236 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $955 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$14,322,899	$17,740,547
U.S. government securities	41,619,976	31,797,037

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$93,977,597

Gross unrealized appreciation	$1,149,366
Gross unrealized depreciation	(9,274,303)

Net unrealized depreciation	$(8,124,937)

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2022, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as

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described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2022, the Fund held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer

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Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2022, the Fund held inflation (CPI) swaps for non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on

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issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2022, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$652,026	*	Receivable/Payable for variation margin on futures	$33,605	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	277,381	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	9,833	*	Receivable/Payable for variation margin on centrally cleared swaps	20,444	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,728		Unrealized depreciation on forward currency exchange contracts	36,834

Credit contracts				Market value on credit default swaps	317,760

Credit contracts				Unrealized depreciation on total return swaps	6,570

Total		$941,968			$415,213

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$2,086,034	$199,570

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	210,769	286,048

Interest rate contracts	Net realized gain (loss) on written swaptions; Net change in unrealized appreciation (depreciation) of written swaptions	(1,757)	(1,433)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	16,948	(6,505)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(233,519)	448,504

Total		$2,078,475	$926,184

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Futures:
Average notional amount of buy contracts	$3,097,159	(a)
Average notional amount of sale contracts	$21,120,211
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,527,169	(b)
Average principal amount of sale contracts	$9,828,369
Written Swaptions:
Average notional amount	$307,250	(c)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$788,470
Centrally Cleared Inflation Swaps:
Average notional amount	$1,600,000	(d)
Credit Default Swaps:
Average notional amount of sale contracts	$2,290,749

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Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$5,611,898
Total Return Swaps:
Average notional amount	$149,997

(a)	Positions were open for four months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$2,728	$	– 0	–	$	– 0	–	$	– 0	–	$2,728

Total	$2,728	$	– 0	–	$	– 0	–	$	– 0	–	$2,728	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$26,759	$	– 0	–	$	– 0	–	$	– 0	–	$26,759
Citibank, NA/Citigroup Global Markets, Inc.	131,323		– 0	–		– 0	–		(119,652)		11,671
Credit Suisse International	22,938		– 0	–		– 0	–		(22,938)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	98,497		– 0	–		– 0	–		– 0	–	98,497
JPMorgan Securities, LLC	55,658		– 0	–		– 0	–		– 0	–	55,658
Morgan Stanley & Co. International PLC	25,989		– 0	–		– 0	–		– 0	–	25,989

Total	$361,164	$	– 0	–	$	– 0	–		$(142,590)		$218,574	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2021, the Fund earned drop income of $11,171 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”),

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under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2022, the average amount of reverse repurchase agreements outstanding was $22,691,907 and the daily weighted average interest rate was 0.85%. At October 31, 2022, the Fund had reverse repurchase agreements outstanding in the amount of $15,063,306 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2022:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$15,063,306	$(14,910,486)	$152,820

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	159,760	640,070	$1,490,085	$6,419,373

Shares issued in reinvestment of dividends and distributions	15,651	3,210	147,338	32,088

Shares redeemed	(231,832)	(122,450)	(2,212,710)	(1,224,279)

Net increase (decrease)	(56,421)	520,830	$(575,287)	$5,227,182

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	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class C
Shares sold	1,337	30,942	$12,177	$310,250

Shares issued in reinvestment of dividends and distributions	1,520	1,286	14,464	12,907

Shares redeemed	(43,026)	(31,820)	(389,257)	(319,931)

Net increase (decrease)	(40,169)	408	$(362,616)	$3,226

Advisor Class
Shares sold	3,459,154	1,731,742	$31,395,603	$17,350,910

Shares issued in reinvestment of dividends and distributions	93,772	35,778	881,855	358,571

Shares redeemed	(1,797,996)	(236,815)	(16,610,623)	(2,378,148)

Net increase	1,754,930	1,530,705	$15,666,835	$15,331,333

At October 31, 2022, the Adviser owns approximately 31% of the Fund’s outstanding shares. At October 31, 2022, certain unaffiliated shareholders of the Fund owned 28% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject

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to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and are subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

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LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,979,832	$1,558,732
Net long-term capital gains	286,597	– 0	–

Total taxable distributions paid	$2,266,429	$1,558,732

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$421,621
Accumulated capital and other losses	(540,216	)(a)
Unrealized appreciation (depreciation)	(8,134,289	)(b)

Total accumulated earnings/(deficit)	$(8,252,884	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $540,216.

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(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $492,757 and a net long-term capital loss carryforward of $47,459, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	December 12, 2018(a) to October 31, 2019
2022	2021	2020

Net asset value, beginning of period	$ 9.90	$ 9.95	$ 10.35	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.18	.22	.23	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)	.02	(d)	(.28	)(d)	.42

Contributions from Affiliates	.00	(e)	– 0	–	– 0	–	– 0	–

Capital contributions	– 0	–	– 0	–	.16	– 0	–

Net increase (decrease) in net asset value from operations	(.87)	.24	.11	.70

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.29)	(.38)	(.35)

Distributions from net realized gain on investment transactions	(.11)	– 0	–	(.13)	– 0	–

Total dividends and distributions	(.33)	(.29)	(.51)	(.35)

Net asset value, end of period	$ 8.70	$ 9.90	$ 9.95	$ 10.35

Total Return

Total investment return based on net asset value(f)	(8.94)%	2.37%	1.17%	7.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,364	$5,528	$371	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.95%	.68%	.68%	.70	%^

Expenses, before waivers/reimbursements(g)	1.66%	1.26%	1.77%	3.18	%^

Net investment income(c)	1.95%	2.24%	2.28%	3.14	%^

Portfolio turnover rate**	60%	163%	336%	178%

Portfolio turnover rate (including securities sold short)**	N/A	N/A	336%	181%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,					December 12, 2018(a) to October 31, 2019
	2022	2021		2020

Net asset value, beginning of period	$ 9.89	$ 9.95		$ 10.34		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.10	.15		.09		.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.04)	.00	(d)(e)	(.04	)(d)	.41

Contributions from Affiliates	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.94)	.15		.05		.62

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.21)		(.31)		(.28)

Distributions from net realized gain on investment transactions	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.26)	(.21)		(.44)		(.28)

Net asset value, end of period	$ 8.69	$ 9.89		$ 9.95		$ 10.34

Total Return

Total investment return based on net asset value(f)	(9.67)%	1.46%		.51%		6.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$292	$730		$730		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	1.71%	1.47%		1.48%		1.49	%^

Expenses, before waivers/reimbursements(g)	2.42%	2.19%		2.57%		4.02	%^

Net investment income(c)	1.10%	1.53%		.93%		2.34	%^

Portfolio turnover rate**	60%	163%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A	N/A		336%		181%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,					December 12, 2018(a) to October 31, 2019
	2022	2021		2020

Net asset value, beginning of period	$ 9.89	$ 9.95		$ 10.35		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.20	.25		.21		.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)	.00	(d)(e)	(.08	)(d)	.41

Contributions from Affiliates	.00 (e)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.85)	.25		.13		.71

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.31)		(.40)		(.36)

Distributions from net realized gain on investment transactions	(.11)	– 0	–	(.13)		– 0	–

Total dividends and distributions	(.35)	(.31)		(.53)		(.36)

Net asset value, end of period	$ 8.69	$ 9.89		$ 9.95		$ 10.35

Total Return

Total investment return based on net asset value(f)	(8.76)%	2.48%		1.34%		7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64,972	$56,593		$41,681		$15,498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.77%	.47%		.48%		.49	%^

Expenses, before waivers/reimbursements(g)	1.48%	1.18%		1.68%		2.99	%^

Net investment income(c)	2.17%	2.52%		2.13%		3.31	%^

Portfolio turnover rate**	60%	163%		336%		178%

Portfolio turnover rate (including securities sold short)**	N/A	N/A		336%		181%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

‡	Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,			December 12, 2018(a) to October 31,
	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.65%	.65%	.65%	.65	%^
Before waivers/reimbursements	1.35%	1.23%	1.73%	3.13	%^
Class C
Net of waivers/reimbursements	1.45%	1.45%	1.45%	1.45	%^
Before waivers/reimbursements	2.16%	2.18%	2.54%	3.97	%^
Advisor Class
Net of waivers/reimbursements	.45%	.45%	.45%	.45	%^
Before waivers/reimbursements	1.16%	1.16%	1.64%	2.95	%^

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period ended October 31, 2022 and the period from December 12, 2018 (commencement of operations) through October 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period ended October 31, 2022 and the period from December 12, 2018 (commencement of operations) through October 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For foreign shareholders, 65.77% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designated $286,597 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Short Duration Income Investment team. Messrs. DiMaggio, Distenfeld, Malik and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2018)

Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2018)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2018)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2018)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Scott A. DiMaggio 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also co-Head of Fixed-Income.

Gershon M. Distenfeld 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also co-Head of Fixed-Income.

Fahd Malik 38	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew S. Sheridan 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the

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Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 93

lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

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Select US Equity Portfolio

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable Thematic Credit Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 1

ANNUAL REPORT

December 9, 2022

This report provides management’s discussion of fund performance for the AB Sustainable Thematic Credit Portfolio for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is to maximize total return through current income and long-term capital appreciation.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

Class A Shares	-9.15%	-21.48%

Advisor Class Shares[1]	-9.04%	-21.29%

Bloomberg US Corporate Bond Index	-7.82%	-19.57%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Corporate Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, all share classes underperformed the benchmark, before sales charges. The Fund entered the market sell-off period experienced during 2022 with higher risk levels than its benchmark. Overall, in a risk-averse market environment, this risk posture hampered returns, relative to the benchmark. The Fund balanced this higher credit risk exposure with higher interest-rate sensitivity. Typically, negative correlations between these two return drivers help partially offset return drags from one of these factors. However, these correlations broke notably at times during the year, exacerbating the negative performance effect for the Fund. Finally, the Fund’s Senior Investment Management Team (the “Team”) utilized opportunities outside of the US investment-grade credit sector; however, as the macro outlook for these sectors deteriorated, positioning in sectors such as eurozone investment-grade corporate bonds had a negative impact on performance.

In both periods, modest off-benchmark exposure to developed-market and emerging-market sub-investment-grade corporate bonds had a negative impact on performance, as spreads widened in the risk-off environment. The Team’s duration overweight, which is used to balance higher

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credit risk in the Fund, detracted during both periods as yields rose. Security selection within US investment-grade corporate bonds also detracted, partially offset by gains among off-benchmark high-yield corporate bonds. In terms of industry allocation, in the 12-month period, security selection within banking, consumer non-cyclicals and real estate investment trusts detracted, but was partially offset by selection within the basic and capital-goods industries. In the six-month period, selection within banking, electric and insurance was the biggest detractor, partially offset by selection within the services and basic industries.

The Fund utilized derivatives in the form of futures and currency forwards for hedging purposes, which had no material impact on absolute returns for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets during the 12-month period ended October 31, 2022. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan, Canada and Australia. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US outperformed US Treasuries, while eurozone high yield outperformed eurozone treasuries. Emerging-market sovereign bonds materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds hedged to the US dollar outperformed US investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and most emerging-market currencies. Brent crude oil prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

The Team seeks to maximize total return through investments that benefit society and the environment. The Team employs top-down and bottom-up investment processes with the goal of identifying securities that fit into sustainable investment themes, such as health, climate and empowerment. The Team’s approach to building a sustainable portfolio with attractive financial return potential has been to align with the United Nations Sustainable Development Goals (“SDGs”), which 193 nations have committed to advancing. The Team invests primarily in investment-grade corporate bonds from US issuers, but may also invest in non-US issuers and high-yield bonds.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 3

INVESTMENT POLICIES

The Fund seeks to achieve its investment objective by investing primarily in fixed-income securities of corporate issuers whose business activities the Adviser believes position the issuer to benefit from certain sustainable investment themes that align with one or more of the United Nations SDGs. These themes principally include the advancement of health, climate, and empowerment. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed-income securities of corporate issuers that satisfy the Fund’s sustainability criteria. An issuer that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the issuers in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, securities and issuers that fit into sustainable investment themes. First, the Adviser identifies through its top-down process the sustainable investment themes. In addition to this top-down thematic approach, the Adviser then uses a bottom-up analysis of individual bond issues that focuses on the use of proceeds, issuer fundamentals and valuation and on evaluating an issuer’s risks, including those related to environmental, social and governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual issuers with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing an issuer’s exposure to ESG factors, the Fund will not invest in companies that derive significant revenue from involvement in alcohol, gambling, adult entertainment, private prisons, tobacco or weapons. The Fund also typically invests in ESG bond structures, including “Use of Proceeds” bonds, which are instruments the proceeds of which are specifically earmarked for environmental, social or sustainability projects.

The Fund may invest up to 20% of its net assets in securities rated below investment grade (“junk bonds”). The Fund may invest up to 30% of its net assets in securities denominated in currencies other than the US dollar. Foreign investments may include securities issued

(continued on next page)

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by emerging-market companies and governments. The Adviser expects under normal circumstances to hedge the majority of the Fund’s foreign currency exposure through the use of currency-related derivatives, although it is not required to do so.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use interest rate futures contracts or swaps to manage the Fund’s average duration and may, as noted above, use currency-related derivatives to hedge foreign currency exposure. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure significantly in excess of the Fund’s net assets. The Fund is “non-diversified.”

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate Bond Index measures the investment-grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its

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DISCLOSURES AND RISKS (continued)

obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest-rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified,” meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

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DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

5/10/20211 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Sustainable Thematic Credit Portfolio Class A shares (from 5/10/20211 to 10/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 5/10/2021.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.59%

1 Year	-21.48%	-24.83%

Since Inception[2]	-13.96%	-16.43%

ADVISOR CLASS SHARES[3]			5.04%

1 Year	-21.29%	-21.29%

Since Inception[2]	-13.75%	-13.75%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14% and 0.93% for Class A and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses, to 0.85% and 0.60% for Class A and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the applicable expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Inception date: 5/10/2021.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-24.18%

Since Inception[1]	-16.81%

ADVISOR CLASS SHARES[2]

1 Year	-20.62%

Since Inception[1]	-13.98%

1	Inception date: 5/10/2021.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$908.50	$4.09	0.85%
Hypothetical**	$1,000	$1,020.92	$4.33	0.85%
Advisor Class
Actual	$1,000	$909.60	$2.89	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 13

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $177.1

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

14 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2022 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Chile, China, India, Peru, South Korea, Supranational and Sweden.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

October 31, 2022

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 88.0%
Industrial – 47.3%
Basic – 1.5%
Arkema SA 0.125%, 10/14/2026(a)	EUR	200	$171,483
Ecolab, Inc. 2.75%, 08/18/2055	U.S.$	525	302,792
Inversiones CMPC SA 3.85%, 01/13/2030(a)		905	753,582
Packaging Corp. of America 4.05%, 12/15/2049		300	215,369
Sealed Air Corp. 1.573%, 10/15/2026(a)		1,485	1,244,579

			2,687,805

Capital Goods – 6.1%
CNH Industrial Capital LLC 1.45%, 07/15/2026		1,605	1,372,493
5.45%, 10/14/2025		360	356,221
Eaton Corp. 4.15%, 03/15/2033		380	337,477
4.70%, 08/23/2052		380	323,297
Emerson Electric Co. 2.625%, 02/15/2023		780	774,904
3.15%, 06/01/2025		715	683,377
John Deere Capital Corp. 4.85%, 10/11/2029		263	258,549
Parker-Hannifin Corp. 4.20%, 11/21/2034		1,305	1,120,898
4.45%, 11/21/2044		325	256,007
Republic Services, Inc. 1.75%, 02/15/2032		1,275	946,996
Siemens Financieringsmaatschappij NV 1.20%, 03/11/2026(a)		960	838,119
Trane Technologies Global Holding Co., Ltd. 5.75%, 06/15/2043		495	458,845
Trane Technologies Luxembourg Finance SA 3.50%, 03/21/2026		405	377,568
Waste Management, Inc. 1.50%, 03/15/2031		470	357,170
2.95%, 06/01/2041		710	499,507
4.15%, 04/15/2032		370	340,532
Xylem, Inc./NY 1.95%, 01/30/2028		1,725	1,447,642

			10,749,602

16 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.40%, 04/01/2033	U.S.$	390	$324,710
6.834%, 10/23/2055		630	568,621
Thomson Reuters Corp. 5.50%, 08/15/2035		570	526,424

			1,419,755

Communications - Telecommunications – 5.0%
AT&T, Inc. 4.30%, 12/15/2042		397	307,879
British Telecommunications PLC 9.625%, 12/15/2030		760	868,250
Corning, Inc. 4.70%, 03/15/2037		62	53,573
5.35%, 11/15/2048		820	712,790
5.45%, 11/15/2079		280	224,876
Sprint Capital Corp. 8.75%, 03/15/2032		1,070	1,255,301
T-Mobile USA, Inc. 2.70%, 03/15/2032		1,765	1,381,110
3.60%, 11/15/2060		445	285,831
5.80%, 09/15/2062		285	261,451
Telefonica Emisiones SA 4.895%, 03/06/2048		695	497,891
TELUS Corp. 3.40%, 05/13/2032		390	320,040
Verizon Communications, Inc. 2.355%, 03/15/2032		416	314,992
2.85%, 09/03/2041		1,135	740,610
3.875%, 02/08/2029		835	758,674
Vodafone Group PLC 4.25%, 09/17/2050		930	658,658
5.125%, 06/19/2059		265	207,162

			8,849,088

Consumer Cyclical - Automotive – 1.9%
Aptiv PLC 4.40%, 10/01/2046		180	126,567
5.40%, 03/15/2049		215	169,798
Aptiv PLC/Aptiv Corp. 4.15%, 05/01/2052		395	266,750
General Motors Co. 5.60%, 10/15/2032		695	631,019
5.95%, 04/01/2049		395	333,693
General Motors Financial Co., Inc. 2.70%, 06/10/2031		365	271,668
3.85%, 01/05/2028		435	383,185

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.05%, 10/10/2025	U.S.$	360	$357,216
Lear Corp. 2.60%, 01/15/2032		1,165	849,542

			3,389,438

Consumer Cyclical - Other – 0.9%
DR Horton, Inc. 2.50%, 10/15/2024		1,355	1,277,407
PulteGroup, Inc. 6.00%, 02/15/2035		410	363,949

			1,641,356

Consumer Cyclical - Retailers – 1.6%
Home Depot, Inc. (The) 1.50%, 09/15/2028		1,425	1,176,303
Lowe’s Cos., Inc. 3.70%, 04/15/2046		665	464,435
5.50%, 10/15/2035		660	631,221
5.80%, 09/15/2062		645	577,450

			2,849,409

Consumer Non-Cyclical – 14.2%
Abbott Laboratories 4.75%, 11/30/2036		1,065	1,018,217
AbbVie, Inc. 4.45%, 05/14/2046		435	349,362
4.875%, 11/14/2048		1,275	1,091,618
Amgen, Inc. 3.00%, 02/22/2029		552	483,647
4.40%, 05/01/2045		805	648,043
4.875%, 03/01/2053		380	322,298
AstraZeneca PLC 6.45%, 09/15/2037		445	479,001
Baxter International, Inc. 3.50%, 08/15/2046		1,405	947,131
Becton Dickinson and Co. 2.823%, 05/20/2030		1,130	941,996
Biogen, Inc. 2.25%, 05/01/2030		1,485	1,167,364
3.15%, 05/01/2050		150	92,934
Bristol-Myers Squibb Co. 3.70%, 03/15/2052		510	378,614
3.90%, 03/15/2062		495	362,015
4.25%, 10/26/2049		725	590,406
Cigna Corp. 2.375%, 03/15/2031		410	325,563
3.05%, 10/15/2027		820	734,763
4.80%, 08/15/2038		600	528,688
4.90%, 12/15/2048		260	220,391

18 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CVS Health Corp. 4.78%, 03/25/2038	U.S.$	900	$780,379
4.875%, 07/20/2035		1,305	1,169,895
Danaher Corp. 2.60%, 10/01/2050		225	135,054
4.375%, 09/15/2045		610	503,829
DH Europe Finance II Sarl 3.40%, 11/15/2049		450	317,715
Fresenius Medical Care US Finance III, Inc. 3.00%, 12/01/2031(a)		945	676,935
Gilead Sciences, Inc. 2.50%, 09/01/2023		1,545	1,511,271
4.50%, 02/01/2045		320	264,184
4.75%, 03/01/2046		375	322,092
4.80%, 04/01/2044		410	353,049
HCA, Inc. 3.50%, 07/15/2051		425	263,633
5.50%, 06/15/2047		735	615,546
Kaiser Foundation Hospitals Series 2021 2.81%, 06/01/2041		200	134,037
Medtronic, Inc. 4.375%, 03/15/2035		365	334,472
Merck & Co., Inc. 1.90%, 12/10/2028		1,800	1,508,930
2.90%, 12/10/2061		225	136,836
Pfizer, Inc. 1.75%, 08/18/2031		695	540,838
4.125%, 12/15/2046		775	654,825
7.20%, 03/15/2039		285	334,159
Roche Holdings, Inc. 2.132%, 03/10/2025(a)		1,970	1,851,115
Takeda Pharmaceutical Co., Ltd. 3.175%, 07/09/2050		340	218,753
Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041		1,275	878,974
Wyeth LLC 5.95%, 04/01/2037		265	276,296
Zoetis, Inc. 2.00%, 05/15/2030		755	595,112

			25,059,980

Services – 3.6%
Global Payments, Inc. 3.20%, 08/15/2029		1,970	1,635,891
Mastercard, Inc. 3.85%, 03/26/2050		2,565	2,016,126

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Moody’s Corp. 2.55%, 08/18/2060	U.S.$	1,125	$576,572
5.25%, 07/15/2044		265	236,512
PayPal Holdings, Inc. 3.25%, 06/01/2050		900	587,785
5.25%, 06/01/2062		295	253,735
RELX Capital, Inc. 4.75%, 05/20/2032		60	55,861
S&P Global, Inc. 2.30%, 08/15/2060		590	299,738
2.90%, 03/01/2032(a)		863	710,431
4.25%, 05/01/2029(a)		58	54,125

			6,426,776

Technology – 11.5%
Apple, Inc. 4.10%, 08/08/2062		190	147,783
Autodesk, Inc. 2.40%, 12/15/2031		1,570	1,212,020
Broadridge Financial Solutions, Inc. 2.60%, 05/01/2031		1,460	1,136,331
CDW LLC/CDW Finance Corp. 4.125%, 05/01/2025		1,545	1,468,896
Cisco Systems, Inc. 5.50%, 01/15/2040		1,075	1,055,568
5.90%, 02/15/2039		50	51,104
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		390	348,250
Fidelity National Information Services, Inc. 4.50%, 07/15/2025		470	457,404
Fiserv, Inc. 4.40%, 07/01/2049		915	688,315
HP, Inc. 5.50%, 01/15/2033		740	658,808
Intel Corp. 3.10%, 02/15/2060		1,580	897,156
3.25%, 11/15/2049		210	131,719
5.05%, 08/05/2062		765	623,492
International Business Machines Corp. 3.43%, 02/09/2052		575	375,644
4.00%, 06/20/2042		865	668,084
4.90%, 07/27/2052		735	619,826
Jabil, Inc. 4.25%, 05/15/2027		370	342,864
KLA Corp. 4.95%, 07/15/2052		510	444,927
5.00%, 03/15/2049		900	789,891

20 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lam Research Corp. 2.875%, 06/15/2050	U.S.$	1,220	$761,858
3.125%, 06/15/2060		480	289,019
Micron Technology, Inc. 2.703%, 04/15/2032		1,610	1,179,384
6.75%, 11/01/2029		189	189,088
Microsoft Corp. 2.675%, 06/01/2060		500	301,952
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.15%, 05/01/2027		515	454,101
3.25%, 05/11/2041		705	455,298
5.00%, 01/15/2033		365	325,952
QUALCOMM, Inc. 1.65%, 05/20/2032		295	221,808
4.65%, 05/20/2035		1,465	1,354,355
Salesforce.com, Inc. 2.90%, 07/15/2051		642	413,154
Skyworks Solutions, Inc. 3.00%, 06/01/2031		1,785	1,326,990
Texas Instruments, Inc. 4.10%, 08/16/2052		272	223,557
Western Digital Corp. 2.85%, 02/01/2029		131	101,403
3.10%, 02/01/2032		720	499,344
Workday, Inc. 3.70%, 04/01/2029		56	49,906
3.80%, 04/01/2032		146	124,881

			20,390,132

Transportation - Services – 0.2%
Ashtead Capital, Inc. 5.50%, 08/11/2032(a)		380	343,507

			83,806,848

Financial Institutions – 33.1%
Banking – 23.5%
ABN AMRO Bank NV 2.47%, 12/13/2029(a)		1,800	1,399,452
4.80%, 04/18/2026(a)		600	561,711
AIB Group PLC 4.263%, 04/10/2025(a)		570	543,573
7.583%, 10/14/2026(a)		539	536,246
American Express Co. 4.05%, 05/03/2029		287	260,274
Banco Santander SA 2.749%, 12/03/2030		1,000	691,635
4.175%, 03/24/2028		400	352,343
4.25%, 04/11/2027		400	361,463

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.179%, 11/19/2025	U.S.$	200	$190,221
5.294%, 08/18/2027		400	369,959
Bank of America Corp. 2.456%, 10/22/2025		535	498,901
2.572%, 10/20/2032		325	245,431
2.884%, 10/22/2030		470	383,221
3.194%, 07/23/2030		190	158,977
3.384%, 04/02/2026		385	361,550
3.846%, 03/08/2037		985	790,570
4.078%, 04/23/2040		835	650,451
4.376%, 04/27/2028		375	348,781
4.827%, 07/22/2026		370	359,716
Series JJ 5.125%, 06/20/2024(b)		425	399,492
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		370	357,986
Barclays PLC 7.385%, 11/02/2028		627	624,314
8.00%, 03/15/2029(b)		385	346,019
BNP Paribas SA 2.159%, 09/15/2029(a)		1,475	1,138,730
2.871%, 04/19/2032(a)		200	148,444
4.625%, 02/25/2031(a)(b)		264	183,339
6.625%, 09/25/2171(a)(b)		200	187,560
7.375%, 02/19/2171(a)(b)		470	456,126
BPCE SA 2.045%, 10/19/2027(a)		480	399,510
4.625%, 07/11/2024(a)		855	819,707
5.15%, 07/21/2024(a)		375	361,370
Capital One Financial Corp. 4.985%, 07/24/2026		375	361,218
Citigroup, Inc. 2.904%, 11/03/2042		1,005	635,466
3.29%, 03/17/2026		780	731,092
Series Y 4.15%, 11/15/2026(b)		887	695,389
Cooperatieve Rabobank UA 3.75%, 07/21/2026		1,160	1,054,988
4.00%, 04/10/2029(a)		800	752,911
4.375%, 12/29/2170(a)(b)	EUR	200	172,207
Credit Agricole SA 0.125%, 12/09/2027		200	161,141
1.247%, 01/26/2027(a)	U.S.$	1,285	1,082,654
Deutsche Bank AG/New York NY 2.311%, 11/16/2027		877	697,250
3.742%, 01/07/2033		920	631,576

22 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) 1.948%, 10/21/2027	U.S.$	805	$684,069
2.615%, 04/22/2032		410	313,241
3.691%, 06/05/2028		500	449,348
4.223%, 05/01/2029		350	316,715
4.411%, 04/23/2039		465	377,335
4.482%, 08/23/2028		380	353,156
ING Groep NV 1.40%, 07/01/2026(a)		950	832,303
2.727%, 04/01/2032		540	405,037
6.50%, 04/16/2025(b)		680	619,691
Intesa Sanpaolo SpA 3.875%, 01/12/2028(a)		460	388,658
Series XR 4.00%, 09/23/2029(a)		1,170	953,763
Lloyds Banking Group PLC 3.574%, 11/07/2028		310	265,225
4.65%, 03/24/2026		630	581,425
4.716%, 08/11/2026		380	359,186
Mitsubishi UFJ Financial Group, Inc. 0.848%, 07/19/2029(a)	EUR	200	159,109
1.64%, 10/13/2027	U.S.$	461	388,163
5.354%, 09/13/2028		370	357,006
Morgan Stanley 2.475%, 01/21/2028		907	784,612
3.62%, 04/17/2025		560	540,946
4.889%, 07/20/2033		555	506,614
6.296%, 10/18/2028		705	711,380
Series I 0.864%, 10/21/2025		835	753,506
Nationwide Building Society 2.972%, 02/16/2028(a)		1,065	902,747
Natwest Group PLC 2.359%, 05/22/2024		935	912,154
Santander Holdings USA, Inc. 4.26%, 06/09/2025		290	277,736
Santander UK Group Holdings PLC 2.469%, 01/11/2028		514	422,996
Shinhan Bank Co., Ltd. 4.375%, 04/13/2032(a)		385	323,027
Societe Generale SA 2.797%, 01/19/2028(a)		960	796,367
2.889%, 06/09/2032(a)		1,480	1,060,994
Standard Chartered PLC 1.214%, 03/23/2025(a)		955	883,026
2.608%, 01/12/2028(a)		920	757,539

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/2029	U.S.$	920	$747,046
Svenska Handelsbanken AB 4.75%, 03/01/2171(a)(b)		1,000	773,167
Synchrony Bank 5.625%, 08/23/2027		570	537,359
UniCredit SpA 1.982%, 06/03/2027(a)		621	504,992
US Bancorp 4.967%, 07/22/2033		281	255,912

			41,718,514

Finance – 0.3%
Synchrony Financial 3.95%, 12/01/2027		295	253,916
4.875%, 06/13/2025		285	273,810

			527,726

Insurance – 4.1%
Allianz SE 3.20%, 04/30/2171(a)(b)		1,400	938,941
Assicurazioni Generali SpA 2.124%, 10/01/2030(a)	EUR	545	414,107
2.429%, 07/14/2031(a)		470	353,359
Centene Corp. 2.50%, 03/01/2031	U.S.$	1,295	989,722
2.625%, 08/01/2031		708	541,362
Humana, Inc. 2.15%, 02/03/2032		635	477,776
4.50%, 04/01/2025		660	646,779
Prudential Financial, Inc. 5.20%, 03/15/2044		1,150	1,073,127
Voya Financial, Inc. 5.65%, 05/15/2053		1,768	1,709,167
Zurich Finance Ireland Designated Activity Co. 3.00%, 04/19/2051(a)		200	141,801

			7,286,141

REITs – 5.2%
Alexandria Real Estate Equities, Inc. 2.00%, 05/18/2032		385	277,963
2.95%, 03/15/2034		1,158	870,077
American Homes 4 Rent LP 3.375%, 07/15/2051		845	496,489
American Tower Corp. 2.95%, 01/15/2051		475	270,571
3.70%, 10/15/2049		510	334,228
3.80%, 08/15/2029		285	248,756

24 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boston Properties LP 4.50%, 12/01/2028	U.S.$	1,400	$1,262,375
Digital Dutch Finco BV 1.00%, 01/15/2032(a)	EUR	800	529,488
Equinix, Inc. 3.90%, 04/15/2032	U.S.$	385	324,493
Healthpeak Properties, Inc. 1.35%, 02/01/2027		677	569,746
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/2027		1,445	1,235,499
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		765	533,480
Prologis LP 1.25%, 10/15/2030		1,155	846,864
3.00%, 04/15/2050		240	151,284
Ventas Realty LP 5.70%, 09/30/2043		290	249,520
Welltower, Inc. 4.95%, 09/01/2048		765	607,245
Weyerhaeuser Co. 3.375%, 03/09/2033		390	311,242
7.375%, 03/15/2032		22	23,415

			9,142,735

			58,675,116

Utility – 7.6%
Electric – 7.3%
Avangrid, Inc. 3.20%, 04/15/2025		1,515	1,430,154
Commonwealth Edison Co. 3.00%, 03/01/2050		205	130,548
Consolidated Edison Co. of New York, Inc. 4.50%, 05/15/2058		855	650,499
Series 05-A 5.30%, 03/01/2035		225	209,591
Series A 4.125%, 05/15/2049		155	116,276
Consorcio Transmantaro SA 4.70%, 04/16/2034(a)		890	772,298
EDP Finance BV 1.71%, 01/24/2028(a)		2,720	2,153,869
Enel Finance International NV 2.25%, 07/12/2031(a)		1,270	866,244
6.80%, 09/15/2037(a)		280	253,657
7.50%, 10/14/2032(a)		200	201,025
Engie SA 3.25%, 02/28/2171(a)(b)	EUR	200	190,779

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Florida Power & Light Co. 4.125%, 02/01/2042	U.S.$	85	$69,042
5.69%, 03/01/2040		160	156,224
Iberdrola International BV Series NC9 1.825%, 02/09/2171(a)(b)	EUR	1,100	790,083
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	897	741,537
2.25%, 06/01/2030		440	349,351
4.80%, 12/01/2077		325	255,610
5.00%, 07/15/2032		540	513,538
Niagara Mohawk Power Corp. 1.96%, 06/27/2030(a)		1,090	828,473
5.783%, 09/16/2052(a)		370	335,390
Public Service Electric and Gas Co. 3.10%, 03/15/2032		743	624,787
3.80%, 03/01/2046		615	458,804
San Diego Gas & Electric Co. Series WWW 2.95%, 08/15/2051		1,275	802,807

			12,900,586

Other Utility – 0.3%
American Water Capital Corp. 3.25%, 06/01/2051		735	485,121
3.45%, 05/01/2050		195	133,132

			618,253

			13,518,839

Total Corporates - Investment Grade (cost $197,430,281)			156,000,803

CORPORATES - NON-INVESTMENT GRADE – 3.2%
Industrial – 2.4%
Capital Goods – 0.4%
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		95	89,469
GFL Environmental, Inc. 4.375%, 08/15/2029(a)		251	212,590
5.125%, 12/15/2026(a)		445	424,404

			726,463

Communications - Media – 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 02/01/2032(a)		889	712,686

26 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.9%
Dana, Inc. 4.25%, 09/01/2030	U.S.$	935	$747,063
Ford Motor Co. 3.25%, 02/12/2032		871	654,060
6.10%, 08/19/2032		285	261,127

			1,662,250

Consumer Non-Cyclical – 0.6%
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		985	591,833
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		455	411,978

			1,003,811

Services – 0.1%
Block, Inc. 3.50%, 06/01/2031		200	161,013

			4,266,223

Financial Institutions – 0.8%
Banking – 0.8%
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		730	693,228
Societe Generale SA 8.00%, 09/29/2025(a)(b)		645	635,911

			1,329,139

Total Corporates - Non-Investment Grade (cost $6,946,328)			5,595,362

EMERGING MARKETS - CORPORATE BONDS – 1.8%
Industrial – 1.5%
Basic – 0.8%
Klabin Austria GmbH 3.20%, 01/12/2031(a)		2,040	1,524,900

Energy – 0.3%
ReNew Power Pvt Ltd. 5.875%, 03/05/2027(a)		530	473,124

Services – 0.4%
MercadoLibre, Inc. 3.125%, 01/14/2031		990	710,325

			2,708,349

Financial Institutions – 0.3%
Banking – 0.3%
Itau Unibanco Holding SA/Cayman Island 3.875%, 04/15/2031(a)		480	411,084

Total Emerging Markets - Corporate Bonds (cost $4,006,412)			3,119,433

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 1.6%
United States – 1.6%
U.S. Treasury Notes 4.25%, 09/30/2024 (cost $2,845,332)	U.S.$	2,837	$2,822,704

SUPRANATIONALS – 0.5%
International Bank for Reconstruction & Development Zero Coupon, 03/31/2027 (cost $925,699)		970	854,761

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.0%
United States – 0.0%
Metropolitan Transportation Authority Series 2020-C 5.175%, 11/15/2049 (cost $78,923)		65	54,410

		Shares
SHORT-TERM INVESTMENTS – 3.9%
Investment Companies – 3.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(c)(d)(e) (cost $6,929,310)		6,929,310	6,929,310

		Principal Amount (000)
Time Deposits – 0.0%
Citibank, London 0.31%, 11/01/2022 (cost $44,611)	EUR	45	44,611

Total Short-Term Investments (cost $6,973,921)			6,973,921

Total Investments – 99.0% (cost $219,206,896)			175,421,394
Other assets less liabilities – 1.0%			1,722,187

Net Assets – 100.0%			$177,143,581

28 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	18	December 2022	$3,678,891	$(38,641)
U.S. T-Note 5 Yr (CBT) Futures	84	December 2022	8,953,875	(338,617)
U.S. Ultra Bond (CBT) Futures	26	December 2022	3,319,063	(538,438)

Sold Contracts
Euro-BOBL Futures	7	December 2022	827,847	24,835
Euro-Bund Futures	10	December 2022	1,368,133	59,690
Euro-Schatz Futures	10	December 2022	1,056,785	13,144
U.S. 10 Yr Ultra Futures	33	December 2022	3,827,484	255,984

				$(562,043)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	5,938	USD	5,747	12/08/2022	$(137,756)
Citibank, NA	USD	484	EUR	492	12/08/2022	3,699
JPMorgan Chase Bank, NA	USD	2,268	EUR	2,303	12/08/2022	14,723

						$(119,334)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $39,380,065 or 22.2% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 29

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value Unaffiliated issuers (cost $212,277,586)	$168,492,084
Affiliated issuers (cost $6,929,310)	6,929,310
Cash collateral due from broker	344,041
Foreign currencies, at value (cost $127)	126
Unaffiliated interest receivable	1,791,758
Receivable for capital stock sold	667,560
Unrealized appreciation on forward currency exchange contracts	18,422
Affiliated dividends receivable	17,741

Total assets	178,261,042

Liabilities
Due to Custodian	26,142
Payable for investment securities purchased	627,000
Unrealized depreciation on forward currency exchange contracts	137,756
Dividends payable	73,994
Audit and tax fee payable	60,814
Payable for variation margin on futures	49,931
Advisory fee payable	30,589
Administrative fee payable	25,227
Transfer Agent fee payable	1,500
Directors’ fee payable	136
Distribution fee payable	12
Accrued expenses	84,360

Total liabilities	1,117,461

Net Assets	$177,143,581

Composition of Net Assets
Capital stock, at par	$22,898
Additional paid-in capital	227,671,041
Accumulated loss	(50,550,358)

$177,143,581

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$58,069	7,505	$7.74	*

Advisor	$177,085,512	22,890,739	$7.74

*	The maximum offering price per share for Class A shares was $8.08, which reflects a sales charge of 4.25%.

See notes to financial statements.

30 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest (net of foreign taxes withheld of $5,947)	$5,306,721
Dividends
Affiliated issuers	55,537
Unaffiliated issuers	3	$5,362,261

Expenses
Advisory fee (see Note B)	830,670
Transfer agency—Class A	7
Transfer agency—Advisor Class	20,069
Distribution fee—Class A	166
Custody and accounting	119,502
Administrative	96,179
Amortization of offering expenses	67,176
Audit and tax	65,933
Registration fees	58,154
Legal	25,801
Printing	20,756
Directors’ fees	18,594
Miscellaneous	8,577

Total expenses	1,331,584
Less: expenses waived and reimbursed by the Adviser (see Note B)	(227,310)

Net expenses		1,104,274

Net investment income		4,257,987

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,457,094)
Forward currency exchange contracts		1,734,103
Futures		(1,753,280)
Foreign currency transactions		(897,580)
Net change in unrealized appreciation (depreciation) on:
Investments		(42,942,493)
Forward currency exchange contracts		(393,429)
Futures		(610,960)
Foreign currency denominated assets and liabilities		2,407

Net loss on investment and foreign currency transactions		(49,318,326)

Net Decrease in Net Assets from Operations		$(45,060,339)

See notes to financial statements.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 31

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	May 10, 2021(a) to October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,257,987	$902,896
Net realized gain (loss) on investment and foreign currency transactions	(5,373,851)	283,101
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	(43,944,475)	(524,180)

Net increase (decrease) in net assets from operations	(45,060,339)	661,817
Distributions to Shareholders
Class A	(1,743)	(187)
Advisor Class	(5,232,202)	(1,005,775)
Capital Stock Transactions
Net increase	58,179,131	169,602,879

Total increase	7,884,847	169,258,734
Net Assets
Beginning of period	169,258,734	– 0	–

End of period	$177,143,581	$169,258,734

(a)	Commencement of operations.

See notes to financial statements.

32 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable Thematic Credit Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on May 10, 2021. The Fund has authorized the issuance of Class A, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued as of October 31, 2022. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

34 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$156,000,803		$	– 0	–	$156,000,803
Corporates – Non-Investment Grade		– 0	–	5,595,362			– 0	–	5,595,362
Emerging Markets – Corporate Bonds		– 0	–	3,119,433			– 0	–	3,119,433
Governments – Treasuries		– 0	–	2,822,704			– 0	–	2,822,704
Supranationals		– 0	–	854,761			– 0	–	854,761
Local Governments – US Municipal Bonds		– 0	–	54,410			– 0	–	54,410
Short-Term Investments:
Investment Companies		6,929,310		– 0	–		– 0	–	6,929,310
Time Deposits		– 0	–	44,611			– 0	–	44,611

Total Investments in Securities		6,929,310		168,492,084			– 0	–	175,421,394

36 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1		Level 2			Level 3			Total
Other Financial Instruments*:
Assets
Futures	$353,653		$	– 0	–	$	– 0	–	$353,653	†
Forward Currency Exchange Contracts	– 0	–		18,422			– 0	–	18,422
Liabilities
Futures	(915,696)			– 0	–		– 0	–	(915,696	)†
Forward Currency Exchange Contracts	– 0	–		(137,756)			– 0	–	(137,756)

Total	$6,367,267			$168,372,750		$	– 0	–	$174,740,017

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Offering Expenses

Offering expenses of $128,373 were deferred and amortized on a straight line basis over a one year period starting from May 10, 2021 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .85% and .60% of the daily average net assets for Class A and Advisor Class, respectively. For the year ended October 31, 2022, such reimbursements/waivers amounted to $222,462. The Expense Caps may not be terminated by the Adviser before January 31, 2023. Any fees waived and expenses borne by the Adviser through May 10, 2022 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waiver that is subject to repayment amounted to $122,942 for the fiscal period ended October 31, 2021 and $222,462 for the year ended October 31, 2022. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $96,179.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales

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NOTES TO FINANCIAL STATEMENTS (continued)

charges of $0 from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A shares, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $4,848.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,565	$73,767	$72,403	$6,929	$56

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$96,311,998	$44,696,149
U.S. government securities	2,845,644	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$219,525,377

Gross unrealized appreciation	$766,444
Gross unrealized depreciation	(44,870,427)

Net unrealized depreciation	$(44,103,983)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2022, the Fund held futures for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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NOTES TO FINANCIAL STATEMENTS (continued)

its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$353,653	*	Receivable/Payable for variation margin on futures	$915,696	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	18,422		Unrealized depreciation on forward currency exchange contracts	137,756

Total		$372,075			$1,053,452

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(1,753,280)	$(610,960)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	1,734,103	(393,429)

Total		$(19,177)	$(1,004,389)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,085,880	(a)
Average principal amount of sale contracts	$8,691,268
Futures:
Average notional amount of buy contracts	$17,193,464
Average notional amount of sale contracts	$9,718,764

(a)	Positions were open for seven months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA	$3,699	$	– 0	–	$	– 0	–	$	– 0	–	$3,699
JPMorgan Chase Bank, NA	14,723		– 0	–		– 0	–		– 0	–	14,723

Total	$18,422	$	– 0	–	$	– 0	–	$	– 0	–	$18,422	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$137,756	$	– 0	–	$	– 0	–	$	– 0	–	$137,756

Total	$137,756	$	– 0	–	$	– 0	–	$	– 0	–	$137,756	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2022		May 10, 2021* to October 31, 2021	Year Ended October 31, 2022			May 10, 2021* to October 31, 2021

Class A
Shares sold	– 0	–	7,329	$	– 0	–	$74,978

Shares issued in reinvestment of dividends and distributions	165		11		1,484		107

Net increase	165		7,340		$1,484		$75,085

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2022	May 10, 2021* to October 31, 2021	Year Ended October 31, 2022	May 10, 2021* to October 31, 2021

Advisor Class
Shares sold	8,566,886	19,139,077	$79,602,059	$194,101,830

Shares issued in reinvestment of dividends and distributions	493,814	78,767	4,382,521	803,778

Shares redeemed	(2,886,247)	(2,501,558)	(25,806,933)	(25,377,814)

Net increase	6,174,453	16,716,286	$58,177,647	$169,527,794

*	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non- investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, “sustainability” is not a uniformly defined characteristic, and the Fund’s sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to factors such as specific corporate developments, interest rate sensitivity and negative perceptions of the junk bond market generally, and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk— The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the

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NOTES TO FINANCIAL STATEMENTS (continued)

London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2022 and the period ended October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$5,154,448	$1,005,962
Net long-term capital gains	79,497	– 0	–

Total taxable distributions paid	$5,233,945	$1,005,962

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$529,082
Accumulated capital and other losses	(6,899,687	)(a)
Unrealized appreciation (depreciation)	(44,105,759	)(b)

Total accumulated earnings/(deficit)	$(50,476,364	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $6,899,687.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax treatment of callable bonds.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $4,067,604 and a net long-term capital loss carryforward of $2,832,083, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the tax treatment of organizational costs resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31, 2022	May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.18	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.32)	.13

Net increase (decrease) in net asset value from operations	(2.14)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	(.08)

Net asset value, end of period	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	(21.48)%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58	$74

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.85%	.85	%(e)

Expenses, before waivers/reimbursements	.97%	1.14	%(e)

Net investment income(c)	2.04%	1.47	%(e)

Portfolio turnover rate	25%	31%

See footnote summary on page 53.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31, 2022	May 10, 2021(a) to October 31, 2021

Net asset value, beginning of period	$ 10.12	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.21	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.33)	.13

Net increase (decrease) in net asset value from operations	(2.12)	.21

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	(.01)	– 0	–

Total dividends and distributions	(.26)	(.09)

Net asset value, end of period	$ 7.74	$ 10.12

Total Return

Total investment return based on net asset value(d)	(21.29)%	2.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$177,086	$169,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60%	.60	%(e)

Expenses, before waivers/reimbursements	.72%	.93	%(e)

Net investment income(c)	2.31%	1.69	%(e)

Portfolio turnover rate	25%	31%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Sustainable Thematic Credit Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Sustainable Thematic Credit Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from May 10, 2021 (commencement of operations) through October 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from May 10, 2021 (commencement of operations) through October 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2022

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 55

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For foreign shareholders, 60.84% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends. The Fund designates $79,497 of dividends paid as long-term capital gain dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Tiffanie Wong(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Credit Team. Mr. Distenfeld and Ms. Wong are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (1992)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semiconductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of the Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019), Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975- 1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Co-Head of Fixed-Income.

Tiffanie Wong 37	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2017. She is also Director – Fixed income Responsible Investing Portfolio Management; and Director – US Investment-Grade Credit.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800)-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

64 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 65

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

66 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable Thematic Credit Portfolio (the “Fund”) for an initial two-year period at a meeting held by video conference on February 2-3, 2021 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 67

exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median and noted that it was above the median. The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision. Taking into account the projected administrative expense reimbursement, the directors noted that the Adviser’s total rate of compensation was also expected to be above the peer group median.

The directors also considered that the Adviser’s fee schedule for an offshore fund utilizing investment strategies similar to those of the Fund provided for a higher fee rate than that proposed for the Fund.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

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Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO | 71

NOTES

72 | AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO	abfunds.com

AB SUSTAINABLE THEMATIC CREDIT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

STC-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

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ANNUAL REPORT

December 8, 2022

This report provides management’s discussion of fund performance for the AB Tax-Aware Fixed Income Opportunities Portfolio for the annual reporting period ended October 31, 2022.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Class A Shares	-5.68%	-12.93%

Class C Shares	-6.04%	-13.59%

Advisor Class Shares[1]	-5.56%	-12.71%

Bloomberg Municipal Bond Index	-4.43%	-11.98%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Municipal Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s overweight to municipal credit detracted, relative to the benchmark. Yield-curve positioning contributed, particularly an overweight to the long part of the yield curve.

For the 12-month period, security selection within the private-higher-education sector detracted. During the six-month period, security selection within special tax detracted.

The Fund utilized derivatives in the form of interest rate swaps for hedging purposes, which detracted from absolute returns for both periods. Credit default swaps were used for hedging and investment purposes, which added for both periods. Consumer Price Index (“CPI”) swaps were utilized for hedging purposes, which had no material impact over both periods. Municipal market data rate locks were used for investment purposes, which added for both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

Yields continued their ascent higher toward the end of the reporting period ended October 31, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 3.39% from 1.22% and the yield on the 10-Year US Treasury rose to 4.06% from 1.58%. Demand for municipals continued to weaken during the six-month period, as investors have pulled approximately $104.8 billion year to date from municipal bond mutual funds and exchange-traded funds as of October 26, 2022. In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 73 basis points (“b.p.”) during the 12-month period and 1 b.p. during the six-month period. Average BBB credit spreads widened during the 12-month and six-month periods by approximately 60 b.p. and 26 b.p., respectively.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed-income and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.52% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These

(continued on next page)

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securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable-, floating- and inverse-floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic

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DISCLOSURES AND RISKS (continued)

has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

The Fund invests, from time to time, in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is

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DISCLOSURES AND RISKS (continued)

no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/11/20131 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Opportunities Portfolio Class A shares (from 12/11/20131 to 10/31/2022) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/11/2013.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			3.69%	5.68%

1 Year	-12.93%	-15.56%

5 Years	0.73%	0.12%

Since Inception[3]	2.06%	1.71%

CLASS C SHARES			3.05%	4.69%

1 Year	-13.59%	-14.44%

5 Years	-0.02%	-0.02%

Since Inception[3,4]	1.31%	1.31%

ADVISOR CLASS SHARES[5]			4.07%	6.26%

1 Year	-12.71%	-12.71%

5 Years	0.98%	0.98%

Since Inception[3]	2.32%	2.32%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.81% and 0.82% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs, to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Inception date: 12/11/2013.

4	Assumes conversion of Class C shares into Class A shares after eight years.

5

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-14.73%

5 Years	0.38%

Since Inception[1]	1.86%

CLASS C SHARES

1 Year	-13.61%

5 Years	0.24%

Since Inception[1,2]	1.46%

ADVISOR CLASS SHARES[3]

1 Year	-11.86%

5 Years	1.22%

Since Inception[1]	2.47%

1	Inception date: 12/11/2013.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$943.20	$3.72	0.76%
Hypothetical**	$1,000	$1,021.37	$3.87	0.76%
Class C
Actual	$1,000	$939.60	$7.38	1.51%
Hypothetical**	$1,000	$1,017.59	$7.68	1.51%
Advisor Class
Actual	$1,000	$944.40	$2.50	0.51%
Hypothetical**	$1,000	$1,022.63	$2.60	0.51%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $311.0

1

The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.7% in 31 different states, American Samoa, District of Columbia and Guam.

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PORTFOLIO OF INVESTMENTS

October 31, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.6%
Long-Term Municipal Bonds – 88.7%
Alabama – 2.8%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$962,604
Series 2022-F 5.50%, 11/01/2053	2,000	2,020,041
County of Jefferson AL Sewer Revenue Series 2013-D 6.00%, 10/01/2042	110	117,302
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2037	1,610	1,435,791
Southeast Energy Authority A Cooperative District Series 2022-A 4.95% (SOFR + 2.42%), 01/01/2053(a)(b)	2,000	1,988,254
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022 5.50%, 01/01/2053(a)	1,000	1,010,803
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	1,185	1,069,904

		8,604,699

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 7.125%, 09/01/2038(c)	135	149,564

Arizona – 2.0%
Arizona Industrial Development Authority (Arizona Industrial Development Authority) Series 2019-2, Class A 3.625%, 05/20/2033	194	175,255
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(c)	1,000	877,257

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2040	$1,000	$878,664
Arizona Industrial Development Authority (Pinecrest Academy of Nevada) Series 2020-A 4.00%, 07/15/2050(c)	100	71,427
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042	2,000	2,048,665
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030	1,000	800,320
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.521%, 07/01/2036	1,000	706,929
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044	100	94,409
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre, Inc. Obligated Group) Series 2022 6.75%, 11/15/2042(c)	250	249,447
7.00%, 11/15/2057(c)	250	246,774
Maricopa County Industrial Development Authority (Commercial Metals Co.) Series 2022 4.00%, 10/15/2047(c)	150	110,193

		6,259,340

Arkansas – 0.4%
Arkansas Development Finance Authority (Baptist Memorial Health Care Obligated Group) Series 2020 5.00%, 09/01/2044	1,000	909,463

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052(c)	$200	$180,201

		1,089,664

California – 8.2%
Alameda Corridor Transportation Authority Series 2022-A Zero Coupon, 10/01/2049	1,000	444,493
ARC70 II TRUST Series 2021 4.00%, 12/01/2059	300	237,801
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(c)	1,000	746,527
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(c)	250	186,694
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(c)	500	299,122
4.00%, 08/01/2046(c)	500	346,049
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(c)	1,000	603,967
California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(c)	2,500	110,554
5.50%, 02/01/2040(c)	1,000	832,613
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	153	144,546
Series 2021-2, Class X 0.823%, 03/25/2035(d)	1,000	55,615
Series 2021-3, Class A 3.25%, 08/20/2036	247	201,808

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(c)	$5,000	$4,954,820
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2040	250	237,934
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/2045(c)	250	222,991
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2052(c)	1,000	898,146
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AGM Series 2022-A 5.375%, 08/15/2057(a)	1,000	992,267
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(c)	1,000	915,333
5.25%, 12/01/2056(c)	250	227,028
City of Los Angeles Department of Airports Series 2020-C 5.00%, 05/15/2039	1,000	1,003,432
Series 2022 4.00%, 05/15/2047	1,000	832,635
5.25%, 05/15/2047	2,000	2,023,336
CMFA Special Finance Agency Series 2022-A 4.00%, 08/01/2058(c)	400	286,815
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(c)	200	116,366
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(c)	250	186,312

18 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 3.00%, 08/01/2056(c)	$1,000	$597,346
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(c)	250	157,738
4.00%, 05/01/2057(c)	350	220,233
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(c)	400	297,944
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(c)	200	137,341
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Crescent) Series 2022 4.30%, 07/01/2059(c)	500	375,102
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A2 3.125%, 08/01/2056(c)	100	61,578
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(c)	500	298,135
4.00%, 07/01/2058(c)	200	123,765
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(c)	300	181,476
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(c)	1,000	594,009
4.00%, 12/01/2056(c)	400	256,975

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(c)	$1,000	$696,906
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(c)	1,000	606,060
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	500	294,503
Golden State Tobacco Securitization Corp. Series 2021 3.85%, 06/01/2050	1,000	852,689
Hastings Campus Housing Finance Authority Series 2020-A 5.00%, 07/01/2061(c)	1,000	762,737
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 5.75%, 09/01/2052	1,000	883,304
San Francisco Intl Airport Series 2022-A 5.00%, 05/01/2052	1,000	954,906
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 Zero Coupon, 06/01/2060	200	24,642
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization Corp.) Series 2006 Zero Coupon, 06/01/2046	1,000	156,785

		25,641,378

Colorado – 2.0%
Aurora Highlands Community Authority Board Series 2021-A 5.75%, 12/01/2051	500	418,319

20 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	$615	$591,478
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2062	1,000	874,181
Colorado Educational & Cultural Facilities Authority (Lighthouse Building Corp.) Series 2021 4.00%, 10/01/2061	1,000	689,563
Colorado Health Facilities Authority (Aberdeen Ridge, Inc. Obligated Group) Series 2021-A 5.00%, 05/15/2049	100	76,321
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042	250	176,459
Colorado Health Facilities Authority (Frasier Meadows Manor, Inc. Obligated Group) Series 2023-2 4.00%, 05/15/2041(a)	100	75,971
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015-B 5.00%, 09/01/2030	200	202,821
Copper Ridge Metropolitan District Series 2019 5.00%, 12/01/2039	500	434,651
Douglas County Housing Partnership (Bridgewater Castle Rock ALF LLC) Series 2021 5.375%, 01/01/2041(c)	250	179,407
E-470 Public Highway Authority Series 2021-B 2.387% (SOFR + 0.35%), 09/01/2039(b)	1,000	984,813
Four Corners Business Improvement District Series 2022 6.00%, 12/01/2052	500	420,958

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	$500	$378,407
Pueblo Urban Renewal Authority Series 2021-B Zero Coupon, 12/01/2025(c)	260	214,530
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2028	380	402,910
AGM Series 2020 5.00%, 12/01/2050	100	100,434

		6,221,223

Connecticut – 0.5%
City of New Haven CT Series 2018-A 5.50%, 08/01/2038	615	644,556
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group (The)) Series 2022 4.00%, 07/01/2037	1,000	874,482
Town of Hamden CT (Whitney Center, Inc. Obligated Group) Series 2022-A 7.00%, 01/01/2053	100	98,020

		1,617,058

Delaware – 0.4%
Delaware River & Bay Authority Series 2022 5.00%, 01/01/2032	1,100	1,210,175

District of Columbia – 0.6%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016-A 5.00%, 06/01/2041	100	95,311
District of Columbia Tobacco Settlement Financing Corp. Series 2006 Zero Coupon, 06/15/2055	2,500	175,678
Metropolitan Washington Airports Authority Dulles Toll Road Revenue AGM Series 2022 4.00%, 10/01/2052	2,000	1,637,353

		1,908,342

22 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 5.7%
Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(c)	$1,000	$832,384
Bexley Community Development District Series 2016 4.875%, 05/01/2047	100	89,213
Capital Trust Agency, Inc. (Educational Growth Fund LLC) Series 2021 5.00%, 07/01/2056(c)	1,000	832,365
City of Palmetto FL (Renaissance Arts and Education, Inc.) Series 2022 5.375%, 06/01/2057	1,000	896,749
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2053	1,000	170,852
County of Broward FL Airport System Revenue Series 2019-A 4.00%, 10/01/2044	1,000	827,871
County of Lake FL (Waterman Communities, Inc.) Series 2020 5.75%, 08/15/2055	200	162,182
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015-A 5.00%, 06/01/2028	780	806,495
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2031	265	266,019
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2036	230	101,608
Florida Development Finance Corp. (Assistance Unlimited, Inc,) Series 2022 6.00%, 08/15/2057(c)	350	296,990
Florida Development Finance Corp. (Brightline Trains Florida LLC) Series 2020 7.375%, 01/01/2049(c)	500	422,084
Series 2022 2.90%, 12/01/2056 (Pre-refunded/ETM)	3,000	2,976,129

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Development Finance Corp. (Cornerstone Charter Academy, Inc.) Series 2022 5.00%, 10/01/2042(c)	$1,000	$879,355
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc.) Series 2021 4.00%, 07/01/2051(c)	100	70,985
Florida Development Finance Corp. (IDEA Florida, Inc.) Series 2022 5.25%, 06/15/2029(c)	100	94,743
Florida Development Finance Corp. (Seaside School Consortium, Inc.) Series 2022 5.75%, 06/15/2047	1,000	977,148
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	500	417,435
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.50%, 07/01/2061(c)	1,000	817,395
North Broward Hospital District Series 2017-B 5.00%, 01/01/2037	100	97,455
5.00%, 01/01/2048	170	154,366
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2042(a)	250	195,410
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,000	836,108
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2022 4.25%, 06/01/2056	200	141,955

24 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Palm Beach County Health Facilities Authority (Green Cay Life Plan Village, Inc.) Series 2022 11.50%, 07/01/2027(c)	$100	$95,823
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2022 5.00%, 11/01/2052	2,000	1,817,417
Pinellas County Industrial Development Authority Series 2019 5.00%, 07/01/2039	505	463,180
Town of Davie FL (Nova Southeastern University, Inc.) Series 2018 5.00%, 04/01/2048	530	533,512
Village Community Development District No. 13 Series 2019 3.55%, 05/01/2039	610	454,317
Village Community Development District No. 14 Series 2022 5.50%, 05/01/2053	1,000	982,584

		17,710,129

Georgia – 1.2%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2025	145	140,778
5.00%, 07/01/2031	1,065	974,437
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(c)	1,000	923,521
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2038	100	98,644
Series 2022 5.50%, 07/01/2063	1,500	1,447,065

		3,584,445

Guam – 0.8%
Antonio B Won Pat International Airport Authority Series 2021-A 4.46%, 10/01/2043	1,000	750,769
Guam Power Authority Series 2022-A 5.00%, 10/01/2043	500	489,727

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Territory of Guam Series 2019 5.00%, 11/15/2031	$195	$189,427
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2021-F 5.00%, 01/01/2029	1,000	998,903

		2,428,826

Illinois – 8.0%
Chicago Board of Education Series 2012-A 5.00%, 12/01/2042	240	212,404
Series 2019-A 5.00%, 12/01/2029	100	98,075
5.00%, 12/01/2030	100	97,626
Series 2019-B 5.00%, 12/01/2033	100	95,313
Series 2021-A 5.00%, 12/01/2033	1,000	955,516
Series 2022-B 4.00%, 12/01/2041	2,000	1,571,799
Chicago O’Hare International Airport 5.50%, 01/01/2055	5,000	4,989,028
Series 2015-C 5.00%, 01/01/2034	335	332,306
Series 2017-B 5.00%, 01/01/2035	725	736,431
Series 2018-A 5.00%, 01/01/2053	1,000	934,492
Illinois Finance Authority (Clark-Lindsey Village Obligated Group) Series 2022-A 5.50%, 06/01/2057	1,000	858,097
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 4.00%, 09/01/2035	100	84,041
Illinois Finance Authority (Lake Forest College) Series 2022-A 5.50%, 10/01/2047	1,000	901,536
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	77	52,415

26 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015-C 5.00%, 08/15/2035	$250	$250,133
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2037	2,000	2,119,718
5.00%, 10/01/2038	1,000	1,057,626
Illinois Housing Development Authority Series 2022 5.67%, 12/01/2025(c)	1,000	995,961
7.17%, 11/01/2038	100	98,227
Illinois State Toll Highway Authority Series 2021-A 4.00%, 01/01/2042	1,000	861,471
Metropolitan Pier & Exposition Authority Series 2015-B 5.00%, 12/15/2045	600	555,247
Series 2020 5.00%, 06/15/2050	640	584,967
Series 2022 4.00%, 12/15/2042	1,000	809,051
State of Illinois Series 2010 7.35%, 07/01/2035	232	237,709
Series 2013 5.50%, 07/01/2025	270	271,412
Series 2016 5.00%, 02/01/2024	375	378,158
Series 2017-D 5.00%, 11/01/2026	930	936,352
Series 2018-A 5.00%, 10/01/2027	1,000	1,003,844
Series 2019-B 5.00%, 11/01/2031	1,000	994,778
Series 2022-A 5.50%, 03/01/2047	1,000	966,918
Series 2022-C 5.50%, 10/01/2045	1,000	973,511

		25,014,162

Indiana – 1.4%
City of Valparaiso IN (Green Oaks of Valparaiso LLC) Series 2021 5.375%, 12/01/2041(c)	150	107,878

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority Series 2013-A 5.00%, 07/01/2040 (Pre-refunded/ETM)	$100	$100,545
Indiana Finance Authority (Brightmark Plastics Renewal Indiana LLC) Series 2019 7.00%, 03/01/2039(c)	1,150	837,102
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	1,000	998,906
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2029	100	102,508
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043	1,000	747,188
Series 2023-2 4.00%, 11/15/2037(a)	100	76,374
Indiana Finance Authority (Marquette Manor) Series 2015-A 5.00%, 03/01/2030	190	190,143
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	165	134,924
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057	1,000	844,596
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-B 4.00%, 04/01/2024	100	95,739

		4,235,903

Iowa – 2.5%
Iowa Finance Authority Series 2022-E 2.914% (SOFR + 0.80%), 01/01/2052(b)	5,000	4,874,035
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 5.00%, 12/01/2050	2,000	1,776,810

28 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018-A 5.00%, 05/15/2043	$500	$428,243
5.00%, 05/15/2048	325	270,813
Iowa Finance Authority (Wesley Retirement Services, Inc. Obligated Group) Series 2021 4.00%, 12/01/2031	125	110,012
4.00%, 12/01/2041	170	131,668
4.00%, 12/01/2046	115	84,141
4.00%, 12/01/2051	205	144,571

		7,820,293

Kentucky – 1.0%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 4.00%, 02/01/2034	385	339,364
City of Henderson KY (Pratt Paper LLC) Series 2022 3.70%, 01/01/2032(c)	325	294,449
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037	175	176,868
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027	1,000	983,535
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2039	160	135,274
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/2042	65	52,811

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2037	$425	$419,516
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	600	584,054
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/2033	225	228,255

		3,214,126

Louisiana – 1.4%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/2034 (Pre-refunded/ETM)	100	103,495
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	675	682,072
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 6.125%, 06/01/2052(c)	1,025	933,638
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023(e)(f)	250	3
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059	1,335	1,269,594
New Orleans Aviation Board Series 2017-B 5.00%, 01/01/2043	215	205,989
Parish of St. James LA (NuStar Logistics LP) Series 2020-2 6.35%, 07/01/2040(c)	100	105,079
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 2.628% (SOFR + 0.50%), 05/01/2043(b)	995	959,595

		4,259,465

30 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maine – 0.0%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 01/01/2025(c)	$100	$99,569

Maryland – 3.2%
City of Baltimore MD (East Baltimore Research Park Project) Series 2017-A 5.00%, 09/01/2038	150	143,039
Maryland Economic Development Corp. (Air Cargo Obligated Group) Series 2019 4.00%, 07/01/2044	600	473,848
Maryland Economic Development Corp. (Bowie State University) Series 2020 5.00%, 07/01/2055	1,000	878,027
Maryland Economic Development Corp. (Maryland Economic Development Corp. Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058(a)	1,000	1,011,583
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.25%, 06/30/2047	1,000	977,344
5.25%, 06/30/2052	1,000	970,087
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2036	500	489,723
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050	1,500	1,485,398
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2023(a)	3,500	3,566,336

		9,995,385

Massachusetts – 1.9%
Boston Water & Sewer Commission Series 2012-A 4.00%, 11/01/2025 (Pre-refunded/ETM)	2,950	2,950,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Massachusetts AGC Series 2007-A 2.434% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	$1,300	$1,225,124
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	1,000	1,051,758
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 07/01/2044	620	616,984

		5,843,866

Michigan – 0.8%
City of Detroit MI Series 2014-B 4.00%, 04/01/2044	245	168,938
Series 2018 5.00%, 04/01/2038	75	72,808
Series 2021-B 3.644%, 04/01/2034	200	157,640
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 3.108% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	1,000	961,400
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	1,000	788,543
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp./MI) Series 2008-C Zero Coupon, 06/01/2058	7,750	305,691

		2,455,020

Minnesota – 0.1%
City of Wayzata MN (Wayzata Bay Senior Housing, Inc.) Series 2019 5.00%, 08/01/2049	105	94,302

32 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Duluth Economic Development Authority (Benedictine Health System Obligated Group) Series 2021 4.00%, 07/01/2036	$100	$83,670
4.00%, 07/01/2041	100	78,861
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051(c)	100	64,191
4.00%, 06/01/2056(c)	100	62,007

		383,031

Mississippi – 0.3%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(c)	1,000	822,344
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016-A 5.00%, 09/01/2036	250	244,247

		1,066,591

Missouri – 0.1%
Kansas City Industrial Development Authority Series 2019 5.00%, 07/01/2040(c)	185	149,738
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056	300	235,019

		384,757

Nevada – 0.5%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(c)	2,000	203,603
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(c)	525	454,130
Clark County School District Series 2021-A 4.00%, 06/15/2034	1,000	980,698

		1,638,431

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.9%
National Finance Authority (New Hampshire Business Finance Authority) Series 2022-2, Class X 0.674%, 10/01/2036(d)	$1,000	$51,704
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	207	190,511
Series 2022-1, Class A 4.375%, 09/20/2036	1,992	1,797,743
Series 2022-2 0.334%, 09/20/2036	1,000	23,428
Series 2022-2, Class A 4.00%, 10/20/2036	999	864,866

		2,928,252

New Jersey – 3.4%
Essex County Improvement Authority (Friends of TEAM Academy Charter School Obligated Group) Series 2021 4.00%, 06/15/2051	1,100	834,434
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	1,000	1,040,138
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	210	206,329
New Jersey Educational Facilities Authority (Stevens Institute of Technology International, Inc.) Series 2020-A 5.00%, 07/01/2045	100	95,966
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036	280	282,290
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029	550	565,763

34 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2035	$340	$340,232
Series 2022-A 5.00%, 06/15/2033	1,000	1,025,241
New Jersey Turnpike Authority Series 2017-B 5.00%, 01/01/2032	540	569,304
Series 2020-D 5.00%, 01/01/2028	1,350	1,417,426
South Jersey Transportation Authority BAM Series 2022 5.25%, 11/01/2052	1,000	1,014,442
Tobacco Settlement Financing Corp./NJ Series 2018-B 5.00%, 06/01/2046	3,500	3,213,854

		10,605,419

New Mexico – 0.5%
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2049	1,000	770,659
Winrock Town Center Tax Increment Development District No. 1 Series 2022 3.75%, 05/01/2028(c)	867	792,383

		1,563,042

New York – 10.9%
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2056(c)	400	335,512
Metropolitan Transportation Authority Series 2020-A 5.00%, 11/15/2045	1,000	1,023,936
Series 2020-C 5.00%, 11/15/2050	1,000	902,573
Series 2020-E 4.00%, 11/15/2026	1,155	1,134,818
Series 2021-D 2.367% (SOFR + 0.33%), 11/01/2035(b)	900	873,533

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	$550	$445,771
Monroe County Industrial Development Corp/NY (Academy of Health Sciences Charter School) Series 2022 6.00%, 07/01/2057(c)	1,000	902,356
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	865	915,870
New York Counties Tobacco Trust V Series 2005 Zero Coupon, 06/01/2050	350	39,397
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(c)	200	192,338
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-A 5.00%, 02/15/2028	425	432,959
Series 2022-A 4.00%, 03/15/2042	2,000	1,766,136
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2057	2,000	1,750,191
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	2,000	2,094,387
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	275	239,925
Series 2020 4.375%, 10/01/2045	2,000	1,656,566
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2041	150	140,101

36 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.917%, 05/15/2040	$500	$343,751
4.00%, 05/15/2046	1,000	858,668
Series 2022 5.00%, 05/15/2030	2,000	2,201,553
Series 2022-A 5.00%, 08/15/2024	5,000	5,153,324
Series 2022-E 3.025%, 04/01/2026(a)	10,000	10,000,000
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037	120	94,099
Westchester County Local Development Corp. (Purchase Senior Learning Community Obligated Group) Series 2021 2.875%, 07/01/2026(c)	250	237,653
Western Regional Off-Track Betting Corp. Series 2021 4.125%, 12/01/2041(c)	100	71,639

		33,807,056

North Carolina – 0.5%
Fayetteville State University Series 2023 5.00%, 04/01/2038(a)(c)	1,045	1,031,879
North Carolina Turnpike Authority Series 2017 5.00%, 01/01/2032	500	502,192

		1,534,071

North Dakota – 0.0%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2021 6.625%, 12/15/2031(c)	100	58,767

Ohio – 2.5%
American Municipal Power, Inc. Series 2020 4.00%, 02/15/2044	1,000	829,001
Buckeye Tobacco Settlement Financing Authority Series 2020-B 5.00%, 06/01/2055	3,995	3,362,329

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	$175	$166,891
Cleveland-Cuyahoga County Port Authority (Cleveland-Cuyahoga County Port Authority Flats East Bank TIF District) Series 2021 4.00%, 12/01/2055(c)	500	363,423
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2042	205	196,541
County of Cuyahoga/OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/2028	365	371,044
County of Marion OH (United Church Homes, Inc. Obligated Group) Series 2019 5.125%, 12/01/2049	100	83,358
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(c)(e)(g)	100	37,600
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.625%, 12/01/2042	1,000	901,902
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(c)	1,000	646,027
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2019 3.25%, 09/01/2029	580	515,902
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 4.25%, 01/15/2038(c)	185	161,717
Port of Greater Cincinnati Development Authority Series 2021 4.375%, 06/15/2056	100	90,524

		7,726,259

38 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Oklahoma – 1.3%
Norman Regional Hospital Authority (Norman Regional Hospital Authority Obligated Group) Series 2019 3.25%, 09/01/2039	$505	$342,492
Oklahoma Development Finance Authority (Oklahoma City University Obligated Group) Series 2019 5.00%, 08/01/2049	1,180	1,029,726
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.25%, 08/15/2043	1,000	838,550
5.50%, 08/15/2052	1,000	818,238
Series 2022-A 5.50%, 08/15/2044	1,000	867,302

		3,896,308

Oregon – 0.3%
Clackamas County Hospital Facility Authority (Rose Villa, Inc. Obligated Group) Series 2020-A 5.375%, 11/15/2055	1,000	843,090

Other – 0.1%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates 2.65%, 06/15/2036(c)	375	301,625

Pennsylvania – 4.0%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2037	2,000	1,756,587
Allentown Neighborhood Improvement Zone Development Authority Series 2022 5.25%, 05/01/2042(c)	500	435,507
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2020-B 5.00%, 02/01/2040	1,000	893,624
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	1,000	661,163
5.00%, 07/01/2054	250	200,553

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.625%, 10/15/2042(c)	$250	$230,177
Lancaster County Hospital Authority/PA (St Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	1,000	841,630
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2057	2,000	1,862,426
Moon Industrial Development Authority (Baptist Homes Society Obligated Group) Series 2015 6.125%, 07/01/2050	1,000	814,819
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 07/01/2035	100	87,021
Pennsylvania Economic Development Financing Authority (Covanta Holding Corp.) Series 2019 3.25%, 08/01/2039(c)	510	359,221
Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	1,000	949,733
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	95,002
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 2.94% (MUNIPSA + 0.70%), 11/15/2047(b)	1,000	968,621
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2036	200	201,633

40 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2054	$100	$88,128
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(c)	800	712,865
School District of Philadelphia (The) Series 2019-A 5.00%, 09/01/2044(h)	1,350	1,351,299

		12,510,009

Puerto Rico – 3.5%
Children’s Trust Fund Series 2008-A Zero Coupon, 05/15/2057	2,600	142,247
Series 2008-B Zero Coupon, 05/15/2057	5,000	214,760
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	41	37,489
Zero Coupon, 07/01/2033	779	395,672
4.00%, 07/01/2033	2,623	2,219,734
4.00%, 07/01/2035	111	90,559
4.00%, 07/01/2037	95	75,642
4.00%, 07/01/2041	129	98,314
4.00%, 07/01/2046	134	97,558
5.25%, 07/01/2023	69	68,938
5.375%, 07/01/2025	242	242,152
5.625%, 07/01/2027	286	288,059
5.625%, 07/01/2029	284	285,481
5.75%, 07/01/2031	270	271,621
Series 2022-A 5.06%, 11/01/2051	2,695	1,148,744
Series 2022-C 0.01%, 11/01/2043	3,135	1,430,344
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 08/20/2040	118	101,755
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008-A 6.125%, 07/01/2024	60	60,777
Puerto Rico Electric Power Authority Series 2007-T 5.00%, 07/01/2032(e)(g)	85	63,750
5.00%, 07/01/2037(e)(g)	245	183,750

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2008-W 5.00%, 07/01/2028(e)(g)	$245	$183,750
Series 2008-WW 5.375%, 07/01/2024(e)(g)	125	93,906
Series 2010-A 5.25%, 07/01/2029(e)(g)	100	75,000
5.25%, 07/01/2030(e)(g)	15	11,250
Series 2010-C 5.00%, 07/01/2024(e)(g)	25	18,750
5.25%, 07/01/2028(e)(g)	175	131,250
Series 2010-DDD 5.00%, 07/01/2021(g)(i)	15	11,213
Series 2010-X 5.25%, 07/01/2040(e)(g)	340	255,000
5.75%, 07/01/2036(e)(g)	125	94,687
Series 2010-ZZ 5.25%, 07/01/2024(e)(g)	40	30,000
Series 2012-A 5.00%, 07/01/2029(e)(g)	50	37,500
5.00%, 07/01/2042(e)(g)	10	7,500
AGM Series 2007-V 5.25%, 07/01/2031	375	368,908
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	125	120,128
AGC Series 2007-N 5.25%, 07/01/2036	110	106,421
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	350	362,464
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	6	5,509
Zero Coupon, 07/01/2027	17	13,238
Zero Coupon, 07/01/2029	17	11,792
Zero Coupon, 07/01/2046	2,111	457,147
Series 2019-A 4.329%, 07/01/2040	440	369,030
5.00%, 07/01/2058	867	743,442

		11,025,231

42 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.6%
Columbia Housing Authority/SC Series 2022 4.80%, 11/01/2024	$150	$145,115
5.26%, 11/01/2032	100	93,639
5.41%, 11/01/2039	310	279,670
6.28%, 11/01/2039	100	89,743
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(c)	100	72,404
6.50%, 06/01/2051(c)	300	206,341
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 Zero Coupon, 06/01/2052	415	253,327
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2036	265	264,650
Series 2022 4.00%, 12/01/2046	329	270,723
4.00%, 12/01/2049	220	178,330

		1,853,942

Tennessee – 0.8%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(c)	370	339,092
5.125%, 12/01/2042(c)	1,000	893,495
Series 2016-B Zero Coupon, 12/01/2031(c)	150	88,713
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 4.00%, 08/01/2037	30	26,080
4.00%, 08/01/2038	100	85,470
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trevecca Nazarene University) Series 2021 4.00%, 10/01/2051	250	180,272

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(c)(e)(g)	$135	$50,760
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035	215	216,037
Metropolitan Government Nashville & Davidson County Industrial Development Board (South Nashville Central Business Improvement District) Series 2021 Zero Coupon, 06/01/2043(c)	1,000	277,881
4.00%, 06/01/2051(c)	100	72,721
Wilson County Health & Educational Facilities Board Series 2021 4.00%, 12/01/2039	200	142,796
4.25%, 12/01/2024	200	186,407

		2,559,724

Texas – 4.9%
Abilene Convention Center Hotel Development Corp. (City of Abilene TX Abilene Convention Center Revenue) Series 2021-A 4.00%, 10/01/2050	250	200,251
Series 2021-B 5.00%, 10/01/2050(c)	200	156,763
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	500	471,704
Austin Convention Enterprises, Inc. Series 2017-A 5.00%, 01/01/2034	500	488,493
Baytown Municipal Development District (Baytown Municipal Development District Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(c)	400	307,378

44 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Brazoria County Industrial Development Corp. (Aleon Renewable Metals LLC) Series 2022 10.00%, 06/01/2042(c)	$500	$490,154
Central Texas Regional Mobility Authority Series 2013 5.00%, 01/01/2042 (Pre-refunded/ETM)	100	100,277
Series 2021-B 5.00%, 01/01/2046	1,000	954,888
Series 2021-C 5.00%, 01/01/2027	1,000	1,025,718
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031	160	161,693
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2046	1,000	1,014,695
Conroe Local Government Corp. (Conroe Local Government Corp. Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	1,000	849,723
Dallas Area Rapid Transit Series 2014-A 5.00%, 12/01/2025 (Pre-refunded/ETM)	580	600,273
Dallas County Flood Control District No. 1 Series 2015 5.00%, 04/01/2028(c)	100	98,024
Decatur Hospital Authority Series 2021 4.00%, 09/01/2044	1,000	750,563
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2037	1,600	1,404,017
Series 2022-B Zero Coupon, 12/01/2042	1,400	422,998
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032	500	501,970
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	450	423,435

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	$100	$77,880
Series 2022 4.00%, 01/01/2047	100	67,622
5.00%, 01/01/2057	200	151,167
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057	1,000	900,427
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 4.00%, 01/01/2050(c)	100	68,203
Series 2021 2.625%, 01/01/2031(c)	300	229,643
Tarrant County Cultural Education Facilities Finance Corp. (Edgemere Retirement Senior Quality Lifestyles Corp.) Series 2015-A 5.00%, 11/15/2025(e)(g)	675	270,000
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2020-A 5.75%, 12/01/2054	456	326,281
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014-A1 5.00%, 10/01/2044	100	92,451
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC) Series 2019 5.00%, 06/30/2058	3,000	2,668,542

		15,275,233

Utah – 0.7%
City of Salt Lake City UT Airport Revenue Series 2018-A 5.00%, 07/01/2048(h)	1,000	951,595

46 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Military Installation Development Authority Series 2021-A 4.00%, 06/01/2052	$500	$344,561
Utah Infrastructure Agency Series 2022 5.00%, 10/15/2046	1,000	888,689

		2,184,845

Vermont – 0.2%
Vermont Economic Development Authority (Casella Waste Systems, Inc.) Series 2022 5.00%, 06/01/2052(c)	500	481,947

Virginia – 2.2%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	221	188,584
Halifax County Industrial Development Authority (Virginia Electric and Power Co.) Series 2022 1.65%, 12/01/2041	2,000	1,928,463
Henrico County Economic Development Authority (Westminster-Canterbury Corp. Obligated Group) Series 2022 5.00%, 10/01/2047	1,000	982,200
Tobacco Settlement Financing Corp./VA Series 2007-B1 5.00%, 06/01/2047	165	143,731
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048	1,000	757,977
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 01/01/2034	2,000	1,805,725
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake LLC) Series 2022 6.50%, 06/01/2029(c)	530	497,338
8.50%, 06/01/2042(c)	615	550,250

		6,854,268

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 2.2%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 01/01/2044	$280	$268,956
Port of Seattle WA Series 2015-C 5.00%, 04/01/2033	510	516,730
Series 2021 4.00%, 08/01/2040	1,000	853,778
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	1,000	893,294
State of Washington Series 2021-A 5.00%, 08/01/2044	2,000	2,091,833
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	235	202,764
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	279	235,921
Washington State Housing Finance Commission Series 2021-1, Class X 0.725%, 12/20/2035(d)	981	49,359
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.25%, 01/01/2043(c)	1,000	841,763
Series 2019-A 5.00%, 01/01/2055(c)	1,000	742,433
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014-A 7.375%, 01/01/2044(c)	200	200,293

		6,897,124

West Virginia – 0.2%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(c)	250	184,347

48 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	$393	$361,495

		545,842

Wisconsin – 3.1%
St. Croix Chippewa Indians of Wisconsin Series 2021 5.00%, 09/30/2041(c)	200	146,818
UMA Education, Inc. Series 2019 5.00%, 10/01/2025(c)	100	98,930
5.00%, 10/01/2027(c)	130	127,064
5.00%, 10/01/2029(c)	100	96,385
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(c)	200	179,270
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047	100	71,641
4.00%, 01/01/2057	1,000	668,515
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 5.00%, 11/01/2054	100	77,173
Wisconsin Health & Educational Facilities Authority (St. John’s Communities, Inc. Obligated Group) Series 2022 4.00%, 09/15/2036	775	651,809
4.00%, 09/15/2041	765	610,512
4.00%, 09/15/2045	650	493,335
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner LLC) Series 2022 4.625%, 03/15/2040(c)	100	81,449
Series 2022-A 3.875%, 12/01/2039(c)	460	370,613
Wisconsin Public Finance Authority Series 2022 6.00%, 02/01/2062(c)	1,000	859,113

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 3.75%, 06/01/2030(c)	$350	$302,581
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(c)	1,000	854,842
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-C 4.30%, 11/01/2030	100	96,325
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017-A 5.25%, 05/15/2042(c)	130	112,419
Wisconsin Public Finance Authority (McLemore Resort Manager LLC) Series 2021 4.50%, 06/01/2056(c)	295	197,493
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	1,000	935,964
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(c)	500	298,835
Series 2022 4.00%, 06/01/2049(c)	100	63,422
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2034	1,300	1,159,797
Wisconsin Public Finance Authority (Uwharrie Charter Academy) Series 2022 5.00%, 06/15/2062(c)	500	394,312
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051	1,000	725,514

		9,674,131

Total Long-Term Municipal Bonds (cost $317,125,040)		275,961,627

50 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 12.9%
California – 0.1%
California Infrastructure & Economic Development Bank (Goodwill Industries of Orange County) Series 2006 2.15%, 03/01/2031(j)	$275	$275,000

Colorado – 0.2%
Colorado Educational & Cultural Facilities Authority (Mandel Jewish Community Center of Cleveland (The)) 1.64%, 09/01/2038(j)	500	500,000

District of Columbia – 0.8%
District of Columbia (Georgetown University (The)) Series 2016 2.23%, 04/01/2041(j)	1,390	1,390,000
District of Columbia (MedStar Health Obligated Group) 1.64%, 08/15/2038(j)	250	250,000
Series 2012-A 2.21%, 08/15/2038(j)	845	845,000

		2,485,000

Florida – 1.0%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 2.28%, 07/01/2032(j)	2,650	2,650,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 2.20%, 01/01/2039(j)	580	580,000

		3,230,000

Georgia – 1.6%
Cobb County School District Series 2022 3.00%, 12/15/2022	5,000	4,999,877

Idaho – 0.5%
Idaho Health Facilities Authority (St Luke’s Health System Ltd. Obligated Group/ID) Series 2018-C 1.64%, 03/01/2048(j)	1,675	1,675,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois – 0.7%
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 2.30%, 01/01/2029(j)	$300	$300,000
Illinois Finance Authority (Illinois College) Series 2005 2.23%, 10/01/2030(j)	1,325	1,325,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 2.25%, 08/01/2035(j)	385	385,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 2.25%, 06/01/2038(j)	275	275,000

		2,285,000

Iowa – 0.2%
Iowa Finance Authority (Iowa Health System Obligated Group) 1.60%, 07/01/2041(j)	500	500,000

Kentucky – 0.1%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 2.23%, 10/01/2039(j)	235	235,000

Louisiana – 1.3%
Louisiana Public Facilities Authority (ANF Partners #1 LP) Series 2006 2.21%, 04/01/2036(j)	300	300,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 2.23%, 07/01/2047(j)	2,000	2,000,000
2.25%, 07/01/2047(j)	1,655	1,655,000

		3,955,000

Maryland – 0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-A 2.23%, 04/01/2035(j)	400	400,000

52 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.2%
Massachusetts Development Finance Agency (Trustees of The College of The Holy Cross) Series 2018 1.64%, 09/01/2037(j)	$500	$500,000

Minnesota – 0.1%
City of Minneapolis MN/St Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2009-B 1.62%, 11/15/2035(j)	300	300,000

New Jersey – 1.1%
Essex County Improvement Authority (Jewish Community Center of MetroWest, Inc.) Series 2005 2.25%, 07/01/2025(j)	2,165	2,165,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-C 2.23%, 07/01/2036(j)	1,000	1,000,000
New Jersey Health Care Facilities Financing Authority (Virtua Health Obligated Group) Series 2009-C 1.27%, 07/01/2043(j)	325	325,000

		3,490,000

New York – 1.4%
New York City Health and Hospitals Corp. Series 2008-E 2.20%, 02/15/2026(j)	1,635	1,635,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 2.20%, 04/15/2036(j)	900	900,000
New York City Housing Development Corp. (BCRE-90 West Street LLC) Series 2006A 2.20%, 03/15/2036(j)	355	355,000
New York City Municipal Water Finance Authority Series 2015-F 1.63%, 06/15/2035(j)	1,500	1,500,000

		4,390,000

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 0.5%
Columbus Regional Airport Authority Series 2005 2.23%, 07/01/2035(j)	$1,465	$1,465,000

Oregon – 0.1%
Oregon State Facilities Authority (PeaceHealth Obligated Group) 1.64%, 08/01/2034(j)	350	350,000

Rhode Island – 0.5%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 2.25%, 11/15/2038(j)	1,675	1,675,000

South Carolina – 0.1%
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments LLC) Series 2022 6.00%, 06/01/2023	235	232,215

Vermont – 0.2%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 2.22%, 12/15/2044(j)	690	690,000

Virginia – 1.0%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 2.26%, 06/01/2034(j)	2,050	2,050,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 2.22%, 07/01/2052(j)	1,010	1,010,000

		3,060,000

Washington – 0.8%
Washington State Housing Finance Commission (Panorama/United States) Series 2008 2.30%, 04/01/2043(j)	2,250	2,250,000

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (West Valley Nursing Homes, Inc.) Series 2000 2.30%, 10/01/2031(j)	$250	$250,000

		2,500,000

Wisconsin – 0.3%
Wisconsin Health & Educational Facilities Authority (Medical College of Wisconsin, Inc.) Series 2008-B 1.64%, 12/01/2033(j)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $40,208,100)		40,192,092

Total Municipal Obligations (cost $357,333,140)		316,153,719

CORPORATES - NON-INVESTMENT GRADE – 1.2%
Industrial – 1.2%
Banks – 0.0%
UMB Financial Corp. 10.00%, 01/01/2049(k)(l)	89	88,333

Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(c)	309	226,899
DISH DBS Corp. 5.25%, 12/01/2026(c)	240	208,385
5.75%, 12/01/2028(c)	250	201,772

		637,056

Communications -Telecommunications – 0.0%
Intelsat Jackson Holdings SA Zero Coupon, 08/01/2023(k)(l)	275	– 0	–

Consumer Cyclical - Entertainment – 0.7%
Carnival Corp. 4.00%, 08/01/2028(c)	400	322,748
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(c)	725	722,702
Wild Rivers Water Park 8.50%, 11/01/2051	1,225	1,059,625

		2,105,075

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Medline Borrower LP 3.875%, 04/01/2029(c)	$350	$285,880

Services – 0.0%
Trousdale Issuer LLC Series A 6.50%, 04/01/2025(e)(g)(k)	200	75,200

Transportation - Airlines – 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(c)	155	147,721
5.75%, 04/20/2029(c)	165	150,150
United Airlines, Inc. 4.375%, 04/15/2026(c)	150	137,242

		435,113

Utility – 0.1%
Vistra Corp. 7.00%, 12/15/2026(c)(m)	225	199,960

Total Corporates - Non-Investment Grade (cost $4,279,092)		3,826,617

CORPORATES - INVESTMENT GRADE – 1.0%
Financial Institutions – 0.5%
Banking – 0.2%
Bank of America Corp. Series JJ 5.125%, 06/20/2024(m)	100	93,998
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(m)	100	87,834
Comerica, Inc. 5.625%, 07/01/2025(m)	100	96,972
Fifth Third Bancorp Series L 4.50%, 09/30/2025(m)	100	92,154
Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(m)	100	91,005
JPMorgan Chase & Co. Series Q 5.15%, 05/01/2023(m)	50	48,680
Truist Financial Corp. Series Q 5.10%, 03/01/2030(m)	100	87,921

56 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. Series BB 3.90%, 03/15/2026(m)	$100	$84,888

		683,452

Finance – 0.2%
Air Lease Corp. 3.625%, 04/01/2027	600	528,720

Insurance – 0.1%
Centene Corp. 4.25%, 12/15/2027	232	214,025
Prudential Financial, Inc. 5.625%, 06/15/2043	215	212,441

		426,466

Industrial – 0.5%
Consumer Cyclical - Entertainment – 0.2%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	880,230

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 3.20%, 08/08/2024	600	570,588

Consumer Non-Cyclical – 0.1%
Newell Brands, Inc. 4.45%, 04/01/2026	173	160,899
4.875%, 06/01/2025	18	17,366

		178,265

		1,629,083

Total Corporates - Investment Grade (cost $3,723,948)		3,267,721

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 5.186% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)	52	52,375
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 7.986% (LIBOR 1 Month + 4.40%), 01/25/2024(b)	80	80,935

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014-C03, Class 2M2 6.486% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	$31	$30,801
Series 2015-C02, Class 1M2 7.586% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	35	35,037
Series 2016-C01, Class 1M2 10.336% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	91	94,867
Series 2016-C02, Class 1M2 9.586% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	108	111,608
Series 2017-C04, Class 2M2 6.436% (LIBOR 1 Month + 2.85%), 11/25/2029(b)	187	188,711

Total Collateralized Mortgage Obligations (cost $585,209)		594,334

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Agency CMBS – 0.0%
California Housing Finance Agency Series 2021-3, Class X 0.764%, 08/20/2036(d)	986	58,850

Non-Agency Floating Rate CMBS – 0.2%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 4.413% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(c)	250	227,602
DBWF Mortgage Trust Series 2018-GLKS, Class A 4.51% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(c)	275	263,807

Total Commercial Mortgage-Backed Securities (cost $595,683)		550,259

ASSET-BACKED SECURITIES – 0.2%
Autos - Fixed Rate – 0.1%
CPS Auto Receivables Trust Series 2021-B, Class C 1.23%, 03/15/2027(c)	250	240,840

58 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 0.1%
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(c)	$145	$140,849
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(c)	197	157,989

Total Asset-Backed Securities (cost $592,309)		539,678

COLLATERALIZED LOAN OBLIGATIONS – 0.1%
CLO - Floating Rate – 0.1%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 5.219% (LIBOR 3 Month + 1.14%), 01/15/2031(b)(c) (cost $250,000)	250	243,164

	Shares
COMMON STOCKS – 0.0%
Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Intelsat Jackson Holdings SA(g)(k)(l)	538	– 0	–
Intelsat SA/Luxembourg(g)	2,571	64,275

Total Common Stocks (cost $219,617)		64,275

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(n)(o)(p) (cost $563,535)	563,535	563,535

Total Investments – 104.7% (cost $368,142,533)		325,803,302
Other assets less liabilities – (4.7)%		(14,758,324)

Net Assets – 100.0%		$311,044,978

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 59

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAIG Series 39, 5 Year Index, 12/20/2027*	1.00%	Quarterly	0.90%	USD	15,000	$83,601	$8,345	$75,256
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00	Quarterly	5.19	USD	5,000	(9,103)	(188,372)	179,269

						$74,498	$(180,027)	$254,525

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	1,180	01/15/2025	4.028%	CPI#	Maturity	$44,883	$	– 0	–	$44,883
USD	4,860	01/15/2026	3.765%	CPI#	Maturity	186,014		– 0	–	186,014
USD	3,030	01/15/2027	CPI#	3.323%	Maturity	(162,518)		– 0	–	(162,518)
USD	2,760	01/15/2027	CPI#	3.466%	Maturity	(124,460)		(3,161)		(121,299)
USD	1,340	01/15/2027	CPI#	3.320%	Maturity	(72,112)		– 0	–	(72,112)
USD	1,110	01/15/2028	1.230%	CPI#	Maturity	205,139		– 0	–	205,139
USD	650	01/15/2028	0.735%	CPI#	Maturity	142,530		– 0	–	142,530
USD	4,600	01/15/2029	CPI#	3.390%	Maturity	(158,837)		– 0	–	(158,837)
USD	3,720	01/15/2029	CPI#	3.331%	Maturity	(145,811)		– 0	–	(145,811)
USD	1,680	01/15/2030	1.714%	CPI#	Maturity	275,186		– 0	–	275,186
USD	1,680	01/15/2030	1.731%	CPI#	Maturity	272,665		– 0	–	272,665
USD	1,600	01/15/2030	1.585%	CPI#	Maturity	280,186		– 0	–	280,186
USD	525	01/15/2030	1.572%	CPI#	Maturity	92,531		– 0	–	92,531
USD	525	01/15/2030	1.587%	CPI#	Maturity	91,845		– 0	–	91,845
USD	1,650	01/15/2031	2.782%	CPI#	Maturity	127,979		– 0	–	127,979
USD	1,380	01/15/2031	2.680%	CPI#	Maturity	120,134		– 0	–	120,134
USD	1,100	01/15/2031	2.601%	CPI#	Maturity	103,781		– 0	–	103,781
USD	920	01/15/2031	2.989%	CPI#	Maturity	53,441		– 0	–	53,441
USD	1,990	01/15/2032	CPI#	3.448%	Maturity	(10,582)		– 0	–	(10,582)
USD	1,420	01/15/2032	CPI#	3.063%	Maturity	(65,810)		– 0	–	(65,810)

						$1,256,184		$(3,161)		$1,259,345

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

60 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	10,000	01/15/2027	1 Day SOFR	2.711%	Annual	$(485,718)	$	– 0	–	$(485,718)
USD	7,500	04/15/2032	2.528%	1 Day SOFR	Annual	763,745		– 0	–	763,745
USD	7,000	04/15/2032	3.506%	1 Day SOFR	Annual	187,247		– 0	–	187,247
USD	5,000	04/15/2032	2.881%	1 Day SOFR	Annual	371,286		787		370,499
USD	5,000	04/15/2032	3.065%	1 Day SOFR	Annual	306,886		– 0	–	306,886
USD	5,000	04/15/2032	3.067%	1 Day SOFR	Annual	306,086		– 0	–	306,086
USD	4,300	04/15/2032	2.850%	1 Day SOFR	Annual	319,453		– 0	–	319,453
USD	4,000	04/15/2032	2.473%	1 Day SOFR	Annual	417,535		– 0	–	417,535
USD	2,600	04/15/2032	1.280%	1 Day SOFR	Annual	531,095		– 0	–	531,095
USD	1,600	04/15/2032	3.069%	1 Day SOFR	Annual	93,169		– 0	–	93,169

						$2,810,784		$787		$2,809,997

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	700	$(158,494)	$(85,708)	$(72,786)
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	361	(81,625)	(40,180)	(41,445)
Credit Suisse International
CDX-CMBX.NA. BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	700	(158,494)	(87,201)	(71,293)
JPMorgan Securities, LLC
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	1,599	(175,225)	24,784	(200,009)

						$(573,838)	$(188,305)	$(385,533)

*	Termination date

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 61

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
Citibank, NA	USD	2,000	11/23/2022	SIFMA*	1.510%	Maturity	$(395,459)	$	– 0	–	$(395,459)
Citibank, NA	USD	2,000	01/09/2023	SIFMA*	1.600%	Maturity	(394,637)		– 0	–	(394,637)
Citibank, NA	USD	2,000	04/07/2023	SIFMA*	2.655%	Maturity	(209,030)		– 0	–	(209,030)
Citibank, NA	USD	2,220	10/09/2029	1.125%	SIFMA*	Quarterly	295,094		– 0	–	295,094
Morgan Stanley Capital Services LLC	USD	2,000	12/19/2022	SIFMA*	1.450%	Maturity	(416,470)		– 0	–	(416,470)
Morgan Stanley Capital Services LLC	USD	2,000	02/13/2023	SIFMA*	2.000%	Maturity	(326,553)		– 0	–	(326,553)
Morgan Stanley Capital Services LLC	USD	2,000	03/15/2023	SIFMA*	2.400%	Maturity	(254,076)		– 0	–	(254,076)
Morgan Stanley Capital Services LLC	USD	2,000	03/23/2023	SIFMA*	2.460%	Maturity	(244,073)		– 0	–	(244,073)
Morgan Stanley Capital Services LLC	USD	2,000	05/15/2023	SIFMA*	3.400%	Maturity	(70,910)		– 0	–	(70,910)

							$(2,016,114)	$	– 0	–	$(2,016,114)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	When-Issued or delayed delivery security.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $51,998,721 or 16.7% of net assets.

(d)	IO – Interest Only.

(e)	Defaulted.

(f)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023	07/01/2014	$173,772	$3	0.00%

(g)	Non-income producing security.

(h)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(i)	Defaulted matured security.

(j)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base

62 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Fair valued by the Adviser.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Affiliated investments.

(o)	The rate shown represents the 7-day yield as of period end.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2022, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.3% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

ID – Improvement District

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $367,578,998)	$325,239,767
Affiliated issuers (cost $563,535)	563,535
Cash collateral due from broker	5,555,486
Receivable for investment securities sold	10,190,000
Interest receivable	3,852,487
Receivable for capital stock sold	3,352,463
Unrealized appreciation on interest rate swaps	295,094
Receivable for variation margin on centrally cleared swaps	195,505
Affiliated dividends receivable	26,557

Total assets	349,270,894

Liabilities
Due to custodian	320
Payable for investment securities purchased	23,041,368
Payable for floating rate notes issued(a)	9,600,000
Unrealized depreciation on interest rate swaps	2,311,208
Payable for capital stock redeemed	2,034,456
Market value on credit default swaps (net premiums received $188,305)	573,838
Advisory fee payable	46,600
Administrative fee payable	31,643
Distribution fee payable	10,553
Directors’ fees payable	1,813
Transfer Agent fee payable	1,597
Dividends payable	609
Accrued expenses and other liabilities	571,911

Total liabilities	38,225,916

Net Assets	$311,044,978

Composition of Net Assets
Capital stock, at par	$31,509
Additional paid-in capital	353,552,549
Accumulated loss	(42,539,080)

Net Assets	$311,044,978

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$29,037,579	2,941,490	$9.87	*

C	$5,963,822	604,148	$9.87

Advisor	$276,043,577	27,963,131	$9.87

*	The maximum offering price per share for Class A shares was $10.18 which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest	$7,644,274
Dividends—Affiliated issuers	80,547
Other income	2,550	$7,727,371

Expenses
Advisory fee (see Note B)	1,274,893
Distribution fee—Class A	73,152
Distribution fee—Class C	70,795
Transfer agency—Class A	11,528
Transfer agency—Class C	2,712
Transfer agency—Advisor Class	99,910
Administrative	98,645
Custody and accounting	102,901
Registration fees	63,965
Audit and tax	63,352
Printing	49,173
Legal	39,107
Directors’ fees	21,275
Miscellaneous	14,375

Total expenses before interest expense	1,985,783
Interest expense	40,006

Total expenses	2,025,789
Less: expenses waived and reimbursed by the Adviser (see Note B)	(432,731)

Net expenses		1,593,058

Net investment income		6,134,313

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(4,016,257)
Swaps		2,279,766
Net change in unrealized appreciation (depreciation) of:
Investments(a)		(46,122,883)
Swaps		484,445

Net loss on investment transactions		(47,374,929)

Contributions from Affiliates (see Note B)		23,865

Net Decrease in Net Assets from Operations		$(41,216,751)

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $419.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,134,313	$2,474,391
Net realized gain (loss) on investment transactions	(1,736,491)	411,178
Net change in unrealized appreciation (depreciation) of investments	(45,638,438)	4,031,055
Contributions from Affiliates (see Note B)	23,865	– 0	–

Net increase (decrease) in net assets from operations	(41,216,751)	6,916,624
Distributions to Shareholders
Class A	(573,228)	(406,926)
Class C	(79,387)	(35,666)
Advisor Class	(5,641,767)	(2,042,255)
Capital Stock Transactions
Net increase	161,243,946	117,513,762

Total increase	113,732,813	121,945,539
Net Assets
Beginning of period	197,312,165	75,366,626

End of period	$311,044,978	$197,312,165

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

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NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

	Level 1			Level 2		Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$275,961,627		$	– 0	–	$275,961,627
Short-Term Municipal Notes		– 0	–	40,192,092			– 0	–	40,192,092
Corporates—Non-Investment Grade		– 0	–	3,663,084			163,533	(a)	3,826,617
Corporates—Investment Grade		– 0	–	3,267,721			– 0	–	3,267,721
Collateralized Mortgage Obligations		– 0	–	594,334			– 0	–	594,334
Commercial Mortgage-Backed Securities		– 0	–	550,259			– 0	–	550,259
Asset-Backed Securities		– 0	–	539,678			– 0	–	539,678
Collateralized Loan Obligations		– 0	–	243,164			– 0	–	243,164
Common Stocks		– 0	–	64,275			0	(a)	64,275
Short-Term Investments		563,535		– 0	–		– 0	–	563,535
Liabilities:
Floating Rate Notes(b)		(9,600,000)		– 0	–		– 0	–	(9,600,000)

Total Investments in Securities		(9,036,465)		325,076,234			163,533	(a)	316,203,302
Other Financial Instruments(c):
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	83,601			– 0	–	83,601	(d)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	1,996,314			– 0	–	1,996,314	(d)
Centrally Cleared Interest Rate Swaps		– 0	–	3,296,502			– 0	–	3,296,502	(d)
Interest Rate Swaps		– 0	–	295,094			– 0	–	295,094
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(9,103)			– 0	–	(9,103	)(d)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(740,130)			– 0	–	(740,130	)(d)
Centrally Cleared Interest Rate Swaps		– 0	–	(485,718)			– 0	–	(485,718	)(d)
Credit Default Swaps		– 0	–	(573,838)			– 0	–	(573,838)
Interest Rate Swaps		– 0	–	(2,311,208)			– 0	–	(2,311,208)

Total		$(9,036,465)		$326,627,748			$163,533		$317,754,816

(a)	The Fund held securities with zero market value at period end.

(b)	The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund

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NOTES TO FINANCIAL STATEMENTS (continued)

amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended October 31, 2022, such reimbursements/waivers amounted to $425,288. The Expense Caps may not be terminated before January 31, 2023.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $98,645.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $22,924 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $39 from the sale of Class A shares and received $11,982 and $5,466 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $7,443.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2022 is as follows:

Fund	Market Value 10/31/21 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$234,673	$234,109	$564	$81

During the year ended October 31, 2022, the Adviser reimbursed the Fund $23,865 for trading losses incurred due to a pricing error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act

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NOTES TO FINANCIAL STATEMENTS (continued)

of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $28,821 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$240,251,591		$75,836,176
U.S. government securities	– 0	–	667,422

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$357,706,038

Gross unrealized appreciation	$6,954,764
Gross unrealized depreciation	(46,955,611)

Net unrealized depreciation	$(40,000,847)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with

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NOTES TO FINANCIAL STATEMENTS (continued)

the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the year ended October 31, 2022, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$254,525	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	5,292,029	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,222,687	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	295,094		Unrealized depreciation on interest rate swaps	2,311,208

Credit contracts				Market value on credit default swaps	573,838

Total		$5,841,648			$4,107,733

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$1,892,738	$(111,111)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	387,028	595,556

Total		$2,279,766	$484,445

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Interest Rate Swaps:
Average notional amount	$13,826,154
Centrally Cleared Interest Rate Swaps:
Average notional amount	$48,338,462
Centrally Cleared Inflation Swaps:
Average notional amount	$35,798,462
Credit Default Swaps:
Average notional amount of sale contracts	$4,570,898
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$6,285,714	(a)
Average notional amount of sale contracts	$19,970,000	(b)

(a)	Positions were open for six months during the year.

(b)	Positions were open for five months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$295,094	$(295,094)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$295,094	$(295,094)	$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*	Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$1,239,245	$(295,094)		$(913,000)	$	– 0	–	$31,151
Credit Suisse International	158,494	– 0	–	(158,494)		– 0	–	– 0	–
JPMorgan Securities, LLC	175,225	– 0	–	(175,225)		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	1,312,082	– 0	–	(1,278,000)		– 0	–	34,082

Total	$2,885,046	$(295,094)		$(2,524,719)	$	– 0	–	$65,233	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	2,345,610	1,412,846	$25,300,363	$16,395,252

Shares issued in reinvestment of dividends	35,652	17,413	377,337	200,359

Shares converted from Class C	6,335	33,047	69,463	379,856

Shares redeemed	(1,988,011)	(442,249)	(21,571,436)	(5,086,693)

Net increase	399,586	1,021,057	$4,175,727	$11,888,774

Class C
Shares sold	238,746	597,815	$2,533,652	$6,955,200

Shares issued in reinvestment of dividends	6,212	2,391	65,534	27,536

Shares converted to Class A	(6,338)	(33,047)	(69,463)	(379,856)

Shares redeemed	(321,819)	(45,530)	(3,432,310)	(523,128)

Net increase (decrease)	(83,199)	521,629	$(902,587)	$6,079,752

Advisor Class
Shares sold	37,244,701	11,306,229	$402,826,250	$131,083,859

Shares issued in reinvestment of dividends	294,382	84,583	3,110,820	975,843

Shares redeemed	(23,418,191)	(2,823,940)	(247,966,264)	(32,514,466)

Net increase	14,120,892	8,566,872	$157,970,806	$99,545,236

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling

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to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. For example, the novel coronavirus (COVID-19) pandemic has significantly stressed the financial resources of many issuers of municipal securities, which could impair any such issuer’s ability to meet its financial obligations when due and adversely impact the value of its securities held by the Fund. As the full effects of the COVID-19 pandemic on state and local economies and on issuers of municipal securities are still uncertain, the financial difficulties of issuers of municipal securities may continue or worsen, adversely affecting the performance of the Fund. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

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The Fund invests, from time to time, in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the 2007-2009 recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment, including as a result of the COVID-19 pandemic. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar

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LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but

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there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$832,185	$467,928

Total taxable distributions	832,185	467,928
Tax-exempt distributions	5,462,197	2,016,919

Total distributions paid	$6,294,382	$2,484,847

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$52,120
Accumulated capital and other losses	(2,589,744	)(a)
Unrealized appreciation (depreciation)	(40,000,847	)(b)

Total accumulated earnings/(deficit)	$(42,538,471	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $2,589,744.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the

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Fund had a net short-term capital loss carryforward of $2,589,744, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2022, the amount of the Fund’s Floating Rate Notes outstanding was $9,600,000 and the related interest rate was 2.27% to 2.39%. For the year ended October 31, 2022, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $1,621,918 and 1.72%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform

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(Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.56	$ 10.82	$ 11.09	$ 10.46	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.21	.22	.29	.30	.24

Net realized and unrealized gain (loss) on investment transactions	(1.69)	.75	(.23)	.65	(.30)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.48)	.97	.06	.95	(.06)

Less: Dividends

Dividends from net investment income	(.21)	(.23)	(.33)	(.32)	(.25)

Net asset value, end of period	$ 9.87	$ 11.56	$ 10.82	$ 11.09	$ 10.46

Total Return

Total investment return based on net asset value(d)	(12.93)%	9.02%	.63%	9.15%	(.55)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,037	$29,381	$16,463	$11,932	$5,666

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.76%	.76%	.77%	.76%	.75%

Expenses, before waivers/reimbursements(e)	.91%	1.08%	1.26%	1.30%	1.27%

Net investment income(b)	1.91%	1.88%	2.68%	2.78%	2.26%

Portfolio turnover rate	33%	30%	63%	52%	68%

See footnote summary on page 93.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.12	.11	.20	.22	.16

Net realized and unrealized gain (loss) on investment transactions	(1.68)	.77	(.21)	.65	(.30)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.56)	.88	(.01)	.87	(.14)

Less: Dividends

Dividends from net investment income	(.13)	(.15)	(.25)	(.24)	(.17)

Net asset value, end of period	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Total Return

Total investment return based on net asset value(d)	(13.59)%	8.22%	(.03	)%+	8.33%	(1.29)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,964	$7,943	$1,794	$1,596	$769

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.51%	1.51%	1.52%	1.51%	1.50%

Expenses, before waivers/reimbursements(e)	1.66%	1.81%	2.00%	2.06%	2.02%

Net investment income(b)	1.08%	.96%	1.91%	2.05%	1.52%

Portfolio turnover rate	33%	30%	63%	52%	68%

See footnote summary on page 93.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.56	$ 10.83	$ 11.09	$ 10.46	$ 10.77

Income From Investment Operations

Net investment income(a)(b)	.24	.24	.31	.33	.27

Net realized and unrealized gain (loss) on investment transactions	(1.69)	.75	(.21)	.64	(.30)

Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.45)	.99	.10	.97	(.03)

Less: Dividends

Dividends from net investment income	(.24)	(.26)	(.36)	(.34)	(.28)

Net asset value, end of period	$ 9.87	$ 11.56	$ 10.83	$ 11.09	$ 10.46

Total Return

Total investment return based on net asset value(d)	(12.71)%	9.20%	.97%	9.42%	(.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$276,044	$159,988	$57,110	$67,119	$57,432

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.51%	.51%	.52%	.51%	.50%

Expenses, before waivers/reimbursements(e)	.66%	.82%	.99%	1.05%	1.02%

Net investment income(b)	2.23%	2.05%	2.87%	3.04%	2.52%

Portfolio turnover rate	33%	30%	63%	52%	68%

See footnote summary on page 93.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2022	2021	2020	2019	2018

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.90%	1.07%	1.23%	1.29%	1.27%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.65%	1.79%	1.98%	2.04%	2.02%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.65%	.80%	.96%	1.04%	1.02%

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Tax-Aware Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2022

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2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For foreign shareholders, 3.35% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Daryl Clements(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by the Adviser’s Tax-Aware Investment Team. Messrs. Clements, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2013)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2013)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)

Garry L. Moody,## 70 (2013)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Daryl Clements 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Terrance T. Hults 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew Norton 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (formerly AB Tax-Aware Fixed Income Portfolio) (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued, and rules adopted, by the SEC. The directors also noted

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that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

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National Portfolio

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TAXABLE

Bond Inflation Strategy

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ALTERNATIVES

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Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

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EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO | 111

NOTES

112 | AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO	abfunds.com

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFIO-0151-1022

OCT    10.31.22

ANNUAL REPORT

AB TOTAL RETURN BOND PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Total Return Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 1

ANNUAL REPORT

December 6, 2022

This report provides management’s discussion of fund performance for the AB Total Return Bond Portfolio for the annual reporting period ended October 31, 2022.

The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	6 Months	12 Months

AB TOTAL RETURN BOND PORTFOLIO[1]

Class A Shares	-8.19%	-17.57%

Class C Shares	-8.46%	-18.22%

Advisor Class Shares[2]	-8.08%	-17.44%

Class R Shares[2]	-8.22%	-17.78%

Class K Shares[2]	-8.09%	-17.56%

Class I Shares[2]	-8.07%	-17.44%

Class Z Shares[2]	-8.06%	-17.34%

Bloomberg US Aggregate Bond Index	-6.86%	-15.68%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2022, by 0.00% and 0.01%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2022.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. In the 12-month period, yield-curve positioning was the largest detractor, relative to the benchmark, as losses from positioning on the two- to 10-year parts of the curve outweighed gains on the six-month and 20-year parts of the curve. Sector allocation also detracted, as losses from off-benchmark exposure to collateralized loan obligations were partially offset by gains from an underweight to US agency mortgages and an overweight to asset-backed securities. Country allocation hampered results, due to off-benchmark allocation to Japan and the UK that was partially offset by gains from allocation to the eurozone

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and Sweden. Currency decisions contributed, as gains in the Swedish krona, offshore Chinese renminbi, Australian dollar and Canadian dollar exceeded a loss in the Russian ruble. Security selection within commercial mortgage-backed securities (“CMBS”) also contributed, partially offset by losses within investment-grade corporate bonds and asset-backed securities.

During the six-month period, sector allocation was the largest detractor, mostly from off-benchmark allocation to collateralized mortgage obligations, agency risk-sharing transactions and emerging-market corporate bonds, along with an overweight to CMBS, while an underweight to US agency mortgages contributed. Country allocation to Japan and the UK detracted more than a gain in the eurozone. Security selection also detracted, primarily from losses within investment-grade corporate bonds and asset-backed securities that were partially offset by gains within CMBS and high-yield corporate bonds. Yield-curve positioning contributed, from gains on the six-month and 10-year parts of the curve that outweighed losses from positioning on the two- and 30-year parts of the curve. Currency positioning in the offshore Chinese renminbi was a minor contributor to performance.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Total return swaps were utilized in the corporate sector for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index swaps were held to gain exposure to rising inflation expectations, which added to absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets during the 12-month period ended October 31, 2022. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan, Canada and Australia. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds in the US outperformed US Treasuries, while eurozone high yield outperformed eurozone treasuries. Emerging-market sovereign bonds materially underperformed developed-market treasuries. Emerging-market investment-grade corporate bonds hedged to the US dollar outperformed US investment-grade corporates. Emerging-market local-currency bonds lagged as the US dollar advanced against all developed-market currencies and most emerging-market currencies. Brent crude oil

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 3

prices ended higher, even as prices fell later in the period on global growth concerns and reduced demand.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

On July 12, 2019, the Fund implemented its current investment policies (the change eliminated the guidelines for the average duration and maturity of the Fund and addressed certain related

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

matters) and also changed its name from AB Intermediate Bond Portfolio to AB Total Return Bond Portfolio. Accordingly, the performance shown for periods prior to July 12, 2019, is based on the Fund’s prior investment strategies and may not be representative of the Fund’s performance under its current investment policies.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2012 TO 10/31/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Total Return Bond Portfolio Class A shares (from 10/31/2012 to 10/31/2022) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.12%

1 Year	-17.57%	-21.08%

5 Years	-1.12%	-1.97%

10 Years	0.67%	0.23%

CLASS C SHARES			3.54%

1 Year	-18.22%	-19.02%

5 Years	-1.84%	-1.84%

10 Years[2]	-0.07%	-0.07%

ADVISOR CLASS SHARES[3]			4.57%

1 Year	-17.44%	-17.44%

5 Years	-0.87%	-0.87%

10 Years	0.92%	0.92%

CLASS R SHARES[3]			3.85%

1 Year	-17.78%	-17.78%

5 Years	-1.35%	-1.35%

10 Years	0.43%	0.43%

CLASS K SHARES[3]			4.17%

1 Year	-17.56%	-17.56%

5 Years	-1.10%	-1.10%

10 Years	0.68%	0.68%

CLASS I SHARES[3]			4.51%

1 Year	-17.44%	-17.44%

5 Years	-0.88%	-0.88%

10 Years	0.92%	0.92%

CLASS Z SHARES[3]			4.60%

1 Year	-17.34%	-17.34%

5 Years	-0.87%	-0.87%

Since Inception[4]	0.81%	0.81%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.74%, 0.74%, 1.37%, 1.06%, 0.68% and 0.64% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios, exclusive of interest expense, to 0.77%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2023, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2022.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-19.64%

5 Years	-1.57%

10 Years	0.47%

CLASS C SHARES

1 Year	-17.48%

5 Years	-1.46%

10 Years[1]	0.17%

ADVISOR CLASS SHARES[2]

1 Year	-15.87%

5 Years	-0.49%

10 Years	1.17%

CLASS R SHARES[2]

1 Year	-16.22%

5 Years	-0.97%

10 Years	0.67%

CLASS K SHARES[2]

1 Year	-16.07%

5 Years	-0.72%

10 Years	0.92%

CLASS I SHARES[2]

1 Year	-15.94%

5 Years	-0.50%

10 Years	1.17%

CLASS Z SHARES[2]

1 Year	-15.85%

5 Years	-0.47%

Since Inception[3]	1.04%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

12 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$918.10	$3.72	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class C
Actual	$1,000	$915.40	$7.34	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$919.20	$2.52	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$917.80	$4.93	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$919.10	$3.72	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$919.30	$2.52	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class Z
Actual	$1,000	$919.40	$2.52	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $201.7

TOP TEN SECTORS (including derivatives)1

Governments–Treasuries[2]	30.2%

Corporates–Investment Grade	24.8

Mortgage Pass-Throughs	20.1

Commercial Mortgage-Backed Securities[3]	13.5

Collateralized Mortgage Obligations	10.5

Asset-Backed Securities	7.6

Collateralized Loan Obligations	4.4

Emerging Markets–Corporate Bonds	1.2

Local Governments–US Municipal Bonds	0.9

Common Stocks	0.5

SECTOR BREAKDOWN (excluding derivatives)4

Corporates–Investment Grade	23.4%

Mortgage Pass-Throughs	18.8

Governments–Treasuries	16.3

Collateralized Mortgage Obligations	12.6

Commercial Mortgage-Backed Securities	9.2

Asset-Backed Securities	7.1

Collateralized Loan Obligations	3.7

Corporates–Non-Investment Grade	3.3

Emerging Markets–Corporate Bonds	1.1

Local Governments–US Municipal Bonds	0.8

Common Stocks	0.4

Emerging Markets–Sovereigns	0.4

Quasi-Sovereigns	0.3

Governments–Sovereign Bonds	0.1

Short-Term Investments	2.5

100.0%

1

The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

October 31, 2022

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 24.9%
Industrial – 13.8%
Basic – 0.6%
Anglo American Capital PLC 3.875%, 03/16/2029(a)	U.S.$	238	$201,750
Celanese US Holdings LLC 5.90%, 07/05/2024		455	447,137
Freeport Indonesia PT 4.763%, 04/14/2027(a)		390	349,537
Suzano Austria GmbH 3.75%, 01/15/2031		145	115,366

			1,113,790

Capital Goods – 0.4%
CNH Industrial Capital LLC 3.95%, 05/23/2025		375	359,333
Flowserve Corp. 2.80%, 01/15/2032		425	304,708
Parker-Hannifin Corp. 3.25%, 06/14/2029		255	221,531

			885,572

Communications - Media – 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.125%, 07/01/2049		198	146,166
Discovery Communications LLC 5.20%, 09/20/2047		178	126,526
5.30%, 05/15/2049		81	58,398
Fox Corp. 4.709%, 01/25/2029		240	223,418
5.576%, 01/25/2049		407	339,784
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		178	164,438
Netflix, Inc. 5.875%, 11/15/2028		766	760,914
Prosus NV 3.257%, 01/19/2027(a)		219	180,675
3.68%, 01/21/2030(a)		545	399,144
Tencent Holdings Ltd. 3.24%, 06/03/2050(a)		328	170,417
Weibo Corp. 3.375%, 07/08/2030		1,312	902,246

			3,472,126

Consumer Cyclical - Automotive – 0.7%
General Motors Financial Co., Inc. 4.30%, 04/06/2029		78	68,529

16 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)	U.S.$	501	$427,518
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,120	944,350

			1,440,397

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		797	642,980
MDC Holdings, Inc. 6.00%, 01/15/2043		346	263,333

			906,313

Consumer Cyclical - Retailers – 0.9%
Advance Auto Parts, Inc. 3.90%, 04/15/2030		811	687,103
Lowe’s Cos., Inc. 5.80%, 09/15/2062		336	300,811
Ross Stores, Inc. 4.70%, 04/15/2027		893	854,601

			1,842,515

Consumer Non-Cyclical – 1.2%
Altria Group, Inc. 3.40%, 05/06/2030		750	609,375
BAT Capital Corp. 2.259%, 03/25/2028		1,125	890,258
4.906%, 04/02/2030		196	171,329
Cargill, Inc. 5.125%, 10/11/2032(a)		248	242,006
CVS Health Corp. 4.30%, 03/25/2028		28	26,288
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		520	388,913

			2,328,169

Energy – 2.8%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,201	741,726
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		454	331,997
5.75%, 01/15/2031(a)		335	304,813
Devon Energy Corp. 5.60%, 07/15/2041		457	417,401
Diamondback Energy, Inc. 6.25%, 03/15/2033		220	220,986
Enbridge Energy Partners LP 7.375%, 10/15/2045		634	670,753

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer LP 6.25%, 04/15/2049	U.S.$	156	$136,168
EQT Corp. 5.70%, 04/01/2028		137	133,334
Marathon Oil Corp. 6.80%, 03/15/2032		650	662,213
Marathon Petroleum Corp. 5.125%, 12/15/2026		255	250,685
6.50%, 03/01/2041		161	157,036
Oleoducto Central SA 4.00%, 07/14/2027(a)		429	349,045
ONEOK Partners LP 6.125%, 02/01/2041		48	42,416
ONEOK, Inc. 4.35%, 03/15/2029		425	377,957
6.35%, 01/15/2031		217	214,331
Suncor Energy, Inc. 6.80%, 05/15/2038		534	534,438
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		237	151,561

			5,696,860

Other Industrial – 0.3%
Alfa SAB de CV 5.25%, 03/25/2024(a)		530	524,634

Services – 0.7%
Booking Holdings, Inc. 4.625%, 04/13/2030		925	872,321
Expedia Group, Inc. 6.25%, 05/01/2025(a)		33	32,981
Global Payments, Inc. 3.20%, 08/15/2029		290	240,816
5.40%, 08/15/2032		288	266,198
S&P Global, Inc. 4.75%, 08/01/2028(a)		32	31,023

			1,443,339

Technology – 3.5%
Apple, Inc. 4.10%, 08/08/2062		350	272,233
Broadcom, Inc. 3.137%, 11/15/2035(a)		124	86,008
3.187%, 11/15/2036(a)		411	280,429
4.00%, 04/15/2029(a)		53	46,513
4.15%, 11/15/2030		240	206,472
4.15%, 04/15/2032(a)		187	156,878
4.926%, 05/15/2037(a)		547	450,837

18 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Entegris Escrow Corp. 4.75%, 04/15/2029(a)	U.S.$	395	$352,715
Fiserv, Inc. 3.50%, 07/01/2029		869	755,100
Honeywell International, Inc. 4.125%, 11/02/2034	EUR	410	399,866
HP, Inc. 5.50%, 01/15/2033	U.S.$	592	527,046
Infor, Inc. 1.75%, 07/15/2025(a)		279	250,163
Intel Corp. 5.05%, 08/05/2062		467	380,614
International Business Machines Corp. 4.90%, 07/27/2052		457	385,388
KLA Corp. 4.10%, 03/15/2029		123	115,726
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		869	681,366
Micron Technology, Inc. 6.75%, 11/01/2029		562	562,264
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		277	265,637
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		298	247,122
Oracle Corp. 5.375%, 07/15/2040		90	75,145
SK Hynix, Inc. 2.375%, 01/19/2031(a)		280	197,103
TSMC Arizona Corp. 3.875%, 04/22/2027		241	225,386
Workday, Inc. 3.70%, 04/01/2029		77	68,621

			6,988,632

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		345	336,050
4.75%, 10/20/2028(a)		401	372,806

			708,856

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 5.875%, 07/05/2034(a)		166	153,582

Transportation - Services – 0.2%
ENA Master Trust 4.00%, 05/19/2048(a)		457	309,903

			27,814,688

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 10.5%
Banking – 7.4%
AIB Group PLC 7.583%, 10/14/2026(a)	U.S.$	845	$840,158
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		635	556,768
Banco Santander SA 4.175%, 03/24/2028		400	352,292
Bank of America Corp. 4.376%, 04/27/2028		503	467,830
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		215	207,774
Barclays PLC 7.385%, 11/02/2028		384	382,103
BNP Paribas SA 4.625%, 02/25/2031(a)		463	320,563
Citigroup, Inc. 4.075%, 04/23/2029		494	445,035
5.95%, 01/30/2023(b)		177	175,731
Series W 4.00%, 12/10/2025(b)		329	277,350
Credit Suisse Group AG 3.091%, 05/14/2032(a)		319	218,898
4.194%, 04/01/2031(a)		396	306,429
6.373%, 07/15/2026(a)		369	344,177
Danske Bank A/S 4.298%, 04/01/2028(a)		360	317,617
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		265	244,110
6.119%, 07/14/2026		294	281,052
Discover Bank 4.682%, 08/09/2028		250	239,988
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(a)		464	433,835
Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)		205	188,916
Goldman Sachs Group, Inc. (The) Series V 4.125%, 11/10/2026(b)		268	208,761
HSBC Holdings PLC 4.292%, 09/12/2026		240	221,388
4.583%, 06/19/2029		224	195,001
4.762%, 03/29/2033		323	256,753
7.336%, 11/03/2026		323	323,636
JPMorgan Chase & Co. 2.58%, 04/22/2032		892	686,055

20 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mizuho Financial Group, Inc. 5.414%, 09/13/2028	U.S.$	444	$428,833
Morgan Stanley 0.406%, 10/29/2027	EUR	309	260,669
3.772%, 01/24/2029	U.S.$	515	459,437
4.21%, 04/20/2028		358	331,365
6.296%, 10/18/2028		144	145,303
Nationwide Building Society 2.972%, 02/16/2028(a)		398	337,146
Societe Generale SA 2.797%, 01/19/2028(a)		778	644,495
Standard Chartered PLC 3.971%, 03/30/2026(a)		268	246,474
5.925% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		400	294,744
6.00%, 07/26/2025(a)(b)		478	435,998
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(b)		400	376,376
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		692	608,413
UBS Group AG 7.00%, 02/19/2025(a)(b)		312	302,185
UniCredit SpA 1.982%, 06/03/2027(a)		205	166,673
2.569%, 09/22/2026(a)		391	335,509
3.127%, 06/03/2032(a)		356	251,461
US Bancorp Series J 5.30%, 04/15/2027(b)		380	317,969
Wells Fargo & Co. 3.584%, 05/22/2028		191	172,005
Series BB 3.90%, 03/15/2026(b)		273	231,744

			14,839,019

Brokerage – 0.4%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		412	402,401
Series I 4.00%, 06/01/2026(b)		469	382,535

			784,936

Finance – 1.6%
Air Lease Corp. 2.875%, 01/15/2026		72	64,023
3.625%, 04/01/2027		34	29,961

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(a)	U.S.$	835	$627,711
4.125%, 05/01/2024		152	144,920
4.25%, 06/15/2026		53	46,749
5.25%, 08/11/2025(a)		384	359,317
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		449	373,716
1.95%, 09/20/2026(a)		133	107,005
3.50%, 11/01/2027(a)		136	110,799
4.125%, 08/01/2025(a)		5	4,536
4.375%, 01/30/2024(a)		135	130,179
4.875%, 10/01/2025(a)		153	140,350
5.50%, 12/15/2024(a)		381	365,886
CDBL Funding 1 3.50%, 10/24/2027(a)		580	522,568
Synchrony Financial 2.875%, 10/28/2031		420	296,957

			3,324,677

Insurance – 0.7%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		294	223,687
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		699	727,771
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		400	348,604
Voya Financial, Inc. 5.65%, 05/15/2053		180	174,010

			1,474,072

REITs – 0.4%
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		397	294,236
Vornado Realty LP 3.40%, 06/01/2031		709	523,540

			817,776

			21,240,480

Utility – 0.6%
Electric – 0.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		274	215,398
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		679	471,184
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		306	221,305

22 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Engie Energia Chile SA 3.40%, 01/28/2030(a)	U.S.$	349	$254,770

			1,162,657

Total Corporates - Investment Grade (cost $60,728,927)			50,217,825

MORTGAGE PASS-THROUGHS – 20.1%
Agency Fixed Rate 30-Year – 19.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049		190	170,971
3.50%, 11/01/2049		253	226,972
Series 2020 3.50%, 01/01/2050		715	642,938
Series 2022 2.00%, 03/01/2052		1,980	1,565,021
2.50%, 04/01/2052		2,308	1,900,603
3.00%, 03/01/2052		1,302	1,111,350
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 01/01/2035		78	78,914
Series 2007 5.50%, 07/01/2035		14	13,673
Series 2016 4.00%, 02/01/2046		533	501,273
Series 2017 4.00%, 07/01/2044		353	331,922
Series 2018 4.50%, 03/01/2048		140	133,405
4.50%, 10/01/2048		343	327,628
4.50%, 11/01/2048		449	429,219
5.00%, 11/01/2048		166	163,330
Federal National Mortgage Association Series 2003 5.50%, 04/01/2033		25	25,144
5.50%, 07/01/2033		55	55,100
Series 2004 5.50%, 04/01/2034		7	6,644
5.50%, 05/01/2034		16	16,258
5.50%, 11/01/2034		23	23,483
5.50%, 01/01/2035		220	222,361
Series 2005 5.50%, 02/01/2035		32	32,636
Series 2007 5.50%, 08/01/2037		162	163,940
Series 2010 4.00%, 12/01/2040		225	211,607

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012 3.50%, 02/01/2042	U.S.$	146	$132,834
3.50%, 11/01/2042		1,536	1,393,542
3.50%, 01/01/2043		259	234,697
Series 2013 3.50%, 04/01/2043		883	801,239
4.00%, 10/01/2043		533	497,943
Series 2016 3.50%, 01/01/2047		397	356,180
Series 2018 4.50%, 09/01/2048		786	750,566
Series 2019 3.50%, 08/01/2049		605	542,976
3.50%, 09/01/2049		271	243,742
3.50%, 11/01/2049		507	454,462
Series 2020 3.50%, 01/01/2050		625	561,242
Series 2021 2.00%, 07/01/2051		2,021	1,595,956
2.50%, 01/01/2052		665	548,696
Series 2022 2.50%, 03/01/2052		1,456	1,196,865
2.50%, 04/01/2052		1,502	1,236,538
2.50%, 05/01/2052		1,926	1,585,199
3.00%, 02/01/2052		1,700	1,451,521
3.00%, 03/01/2052		2,165	1,847,801
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		76	67,171
3.00%, 05/20/2046		184	162,922
Series 2021 4.00%, 11/21/2052, TBA		994	915,772
4.50%, 11/21/2052, TBA		2,289	2,168,326
Series 2022 3.00%, 11/01/2052, TBA		418	362,920
Uniform Mortgage-Backed Security Series 2022 2.00%, 11/01/2052, TBA		4,891	3,852,271
2.50%, 11/01/2052, TBA		5,906	4,835,430
3.00%, 11/01/2052, TBA		1,585	1,345,982
4.00%, 11/01/2052, TBA		1,253	1,139,205

			38,636,390

Agency Fixed Rate 15-Year – 0.9%
Federal National Mortgage Association Series 2016 2.50%, 08/01/2031		105	96,564
2.50%, 11/01/2031		476	439,036

24 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.50%, 12/01/2031	U.S.$	621	$572,967
2.50%, 01/01/2032		155	143,197
Series 2017 2.50%, 02/01/2032		660	607,604

			1,859,368

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.25% (LIBOR 12 Month + 2.00%), 01/01/2037(c)		8	8,294

Total Mortgage Pass-Throughs (cost $44,201,072)			40,504,052

GOVERNMENTS - TREASURIES – 17.3%
United States – 17.3%
U.S. Treasury Bonds 2.375%, 02/15/2042		734	533,756
3.125%, 08/15/2044(d)		3,034	2,446,011
3.25%, 05/15/2042		1,116	940,308
3.375%, 08/15/2042		992	853,068
U.S. Treasury Notes 2.625%, 02/28/2023		13,938	13,861,777
2.75%, 07/31/2027		2,523	2,358,310
2.75%, 08/15/2032		1,895	1,693,835
3.00%, 06/30/2024(d)		4,291	4,178,751
3.125%, 08/31/2027		1,965	1,869,344
3.25%, 08/31/2024		3,526	3,444,266
4.125%, 09/30/2027		2,822	2,804,946

Total Governments - Treasuries (cost $36,526,068)			34,984,372

COLLATERALIZED MORTGAGE OBLIGATIONS – 13.8%
Risk Share Floating Rate – 11.8%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 5.336% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(c)		114	113,898
Series 2019-2A, Class M2 6.686% (LIBOR 1 Month + 3.10%), 04/25/2029(a)(c)		325	313,492
Series 2019-3A, Class M1B 5.186% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		75	74,766
Series 2019-3A, Class M1C 5.536% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		263	259,911

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-4A, Class M2 6.436% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(c)	U.S.$	540	$513,392
Series 2021-1A, Class M1C 5.947% (SOFR + 2.95%), 03/25/2031(a)(c)		398	385,141
Series 2022-1, Class M1C 6.697% (SOFR + 3.70%), 01/26/2032(a)(c)		672	590,251
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 5.986% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		28	27,657
Series 2019-R01, Class 2M2 6.036% (LIBOR 1 Month + 2.45%), 07/25/2031(a)(c)		86	86,150
Series 2019-R02, Class 1M2 5.886% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		15	15,347
Series 2019-R06, Class 2M2 5.686% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		17	16,995
Series 2020-R01, Class 1B1 6.836% (LIBOR 1 Month + 3.25%), 01/25/2040(a)(c)		500	429,714
Series 2020-SBT1, Class 1M2 7.236% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		1,000	970,470
Series 2020-SBT1, Class 2M2 7.236% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(c)		300	298,335
Series 2021-R03, Class 1M2 4.647% (SOFR + 1.65%), 12/25/2041(a)(c)		250	227,592
Series 2022-R01, Class 1B1 6.147% (SOFR + 3.15%), 12/25/2041(a)(c)		625	555,386
Series 2022-R02, Class 2M1 4.197% (SOFR + 1.20%), 01/25/2042(a)(c)		485	470,609
Eagle Re Ltd. Series 2018-1, Class M2 6.586% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		325	322,429
Eagle RE Ltd. Series 2019-1, Class M2 6.886% (LIBOR 1 Month + 3.30%), 04/25/2029(a)(c)		325	308,843
Eagle Re Ltd. Series 2021-2, Class M1B 5.047% (SOFR + 2.05%), 04/25/2034(a)(c)		254	247,066

26 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-DNA1, Class M2 5.497% (SOFR + 2.50%), 01/25/2042(a)(c)	U.S.$	806	$702,382
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 8.386% (LIBOR 1 Month + 4.80%), 05/25/2028(c)		181	184,899
Series 2016-HQA3, Class M3 7.436% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		706	716,302
Series 2017-DNA2, Class B1 8.736% (LIBOR 1 Month + 5.15%), 10/25/2029(c)		750	786,672
Series 2017-HQA2, Class B1 8.336% (LIBOR 1 Month + 4.75%), 12/25/2029(c)		800	798,392
Series 2017-HQA3, Class B1 8.036% (LIBOR 1 Month + 4.45%), 04/25/2030(c)		750	739,399
Series 2019-DNA1, Class B2 14.336% (LIBOR 1 Month + 10.75%), 01/25/2049(a)(c)		750	809,724
Series 2019-DNA3, Class B1 6.836% (LIBOR 1 Month + 3.25%), 07/25/2049(a)(c)		600	571,116
Series 2019-FTR2, Class B1 6.586% (LIBOR 1 Month + 3.00%), 11/25/2048(a)(c)		750	654,559
Series 2019-FTR3, Class B2 7.884% (LIBOR 1 Month + 4.80%), 09/25/2047(c)(e)		700	550,979
Series 2020-DNA5, Class M2 5.797% (SOFR + 2.80%), 10/25/2050(a)(c)		259	259,307
Series 2021-DNA3, Class B1 6.497% (SOFR + 3.50%), 10/25/2033(a)(c)		651	556,561
Series 2021-DNA6, Class M2 4.497% (SOFR + 1.50%), 10/25/2041(a)(c)		828	759,917
Series 2021-DNA7, Class M2 4.797% (SOFR + 1.80%), 11/25/2041(a)(c)		806	739,237
Series 2021-HQA4, Class M2 5.347% (SOFR + 2.35%), 12/25/2041(a)(c)		513	431,040
Series 2022-DNA2, Class M2 6.747% (SOFR + 3.75%), 02/25/2042(a)(c)		605	552,977
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C02, Class 1M2 7.586% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		101	102,386

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 8.586% (LIBOR 1 Month + 5.00%), 07/25/2025(c)	U.S.$	102	$103,148
Series 2015-C04, Class 1M2 9.286% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		288	303,160
Series 2016-C02, Class 1B 15.836% (LIBOR 1 Month + 12.25%), 09/25/2028(c)		149	164,021
Series 2016-C03, Class 1B 15.336% (LIBOR 1 Month + 11.75%), 10/25/2028(c)		99	108,104
Series 2016-C06, Class 1B 12.836% (LIBOR 1 Month + 9.25%), 04/25/2029(c)		377	377,560
Series 2016-C07, Class 2B 13.086% (LIBOR 1 Month + 9.50%), 05/25/2029(c)		378	375,716
Series 2017-C01, Class 1B1 9.336% (LIBOR 1 Month + 5.75%), 07/25/2029(c)		750	799,202
Series 2017-C02, Class 2B1 9.086% (LIBOR 1 Month + 5.50%), 09/25/2029(c)		750	798,233
Series 2017-C04, Class 2M2 6.436% (LIBOR 1 Month + 2.85%), 11/25/2029(c)		213	215,670
Series 2017-C06, Class 2B1 8.036% (LIBOR 1 Month + 4.45%), 02/25/2030(c)		750	751,500
Series 2017-C07, Class 1B1 7.586% (LIBOR 1 Month + 4.00%), 05/25/2030(c)		305	308,240
Series 2017-C07, Class 2B1 8.036% (LIBOR 1 Month + 4.45%), 05/25/2030(c)		750	758,299
Series 2021-R02, Class 2B1 6.297% (SOFR + 3.30%), 11/25/2041(a)(c)		441	388,566
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.836% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(e)		20	19,105
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 6.346% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(c)		258	246,213

28 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1R, Class A 5.946% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(e)	U.S.$	172	$161,866
Radnor Re Ltd. Series 2019-1, Class M1B 5.536% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		635	621,536
Series 2019-2, Class M1B 5.336% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		62	61,557
Series 2020-1, Class M1A 4.536% (LIBOR 1 Month + 0.95%), 01/25/2030(a)(c)		340	339,518
Triangle Re Ltd. Series 2021-3, Class M1B 5.897% (SOFR + 2.90%), 02/25/2034(a)(c)		530	506,340
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.836% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)		121	111,812
Series 2015-WF1, Class 2M2 9.086% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)		29	26,917

			23,689,576

Agency Fixed Rate – 0.7%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(f)		1,335	255,012
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 3.624%, 05/28/2035		58	51,977
Federal National Mortgage Association REMICs Series 2016-31, Class IO 5.00%, 06/25/2046(f)		2,700	546,049
Series 2020-89, Class KI 4.00%, 12/25/2050(f)		2,891	549,598

			1,402,636

Non-Agency Fixed Rate – 0.6%
Alternative Loan Trust Series 2006-24CB, Class A16 5.75%, 08/25/2036		189	106,082
Series 2006-28CB, Class A14 6.25%, 10/25/2036		144	79,124
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		84	59,956

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036	U.S.$	46	$19,227
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		710	645,600
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.694%, 07/25/2036		364	287,433
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 03/25/2032		452	71,981

			1,269,403

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4719, Class JS 2.738% (6.15% – LIBOR 1 Month), 09/15/2047(c)(g)		622	59,437
Series 4981, Class HS 2.514% (6.10% – LIBOR 1 Month), 06/25/2050(c)(g)		1,907	178,107
Federal National Mortgage Association REMICs Series 2011-131, Class ST 2.954% (6.54% – LIBOR 1 Month), 12/25/2041(c)(g)		444	54,985
Series 2015-90, Class SL 2.564% (6.15% – LIBOR 1 Month), 12/25/2045(c)(g)		891	82,745
Series 2016-77, Class DS 2.414% (6.00% – LIBOR 1 Month), 10/25/2046(c)(g)		684	61,032
Series 2017-26, Class TS 2.364% (5.95% – LIBOR 1 Month), 04/25/2047(c)(g)		874	84,639
Series 2017-62, Class AS 2.564% (6.15% – LIBOR 1 Month), 08/25/2047(c)(g)		754	76,798
Series 2017-81, Class SA 2.614% (6.20% – LIBOR 1 Month), 10/25/2047(c)(g)		910	102,316
Series 2017-97, Class LS 2.614% (6.20% – LIBOR 1 Month), 12/25/2047(c)(g)		890	89,533
Government National Mortgage Association Series 2017-65, Class ST 2.661% (6.15% – LIBOR 1 Month), 04/20/2047(c)(g)		827	94,525

			884,117

30 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 3.966% (LIBOR 1 Month + 0.38%), 12/25/2036(c)	U.S.$	444	$160,364
HomeBanc Mortgage Trust Series 2005-1, Class A1 4.086% (LIBOR 1 Month + 0.50%), 03/25/2035(c)		79	65,539
Impac Secured Assets Corp. Series 2005-2, Class A2D 4.446% (LIBOR 1 Month + 0.86%), 03/25/2036(c)		144	118,374
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.686% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		92	84,185
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 3.926% (LIBOR 1 Month + 0.34%), 03/25/2037(c)		501	89,765

			518,227

Total Collateralized Mortgage Obligations (cost $30,970,662)			27,763,959

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.4%
Non-Agency Fixed Rate CMBS – 6.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		960	809,518
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		860	798,669
CFCRE Commercial Mortgage Trust Series 2016-C4, Class AM 3.691%, 05/10/2058		375	343,173
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 04/10/2046		500	492,505
Series 2013-GC17, Class D 5.101%, 11/10/2046(a)		565	500,030
COMM Mortgage Trust Series 2013-LC6, Class B 3.739%, 01/10/2046		1,580	1,572,908

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)	U.S.$	39	$38,154
Series 2014-LC17, Class B 4.49%, 10/10/2047		800	758,318
Series 2014-UBS6, Class AM 4.048%, 12/10/2047		375	356,150
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.155%, 08/10/2044(a)		252	106,539
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		406	402,381
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(e)(h)		277	257,077
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(h)		719	677,725
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(h)		25	23,060
JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class C 4.384%, 11/15/2047		890	753,507
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class D 4.964%, 05/15/2045		690	662,345
Series 2012-C6, Class E 4.964%, 05/15/2045(a)		389	297,329
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		77	33,684
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		177	176,019
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class C 4.236%, 12/10/2045(a)		820	814,540
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.605%, 10/15/2049(f)		7,592	358,393
Series 2016-LC25, Class C 4.339%, 12/15/2059		545	465,366
Series 2016-NXS6, Class C 4.385%, 11/15/2049		600	524,784
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class B 3.714%, 03/15/2045		480	470,942

32 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-C11, Class XA 1.074%, 03/15/2045(a)(f)	U.S.$	1,567	$16
Series 2014-C24, Class AS 3.931%, 11/15/2047		945	895,638

			12,588,770

Non-Agency Floating Rate CMBS – 3.2%
AREIT Trust Series 2022-CRE6, Class A 4.144% (SOFR + 1.25%), 01/16/2037(a)(c)		1,003	957,658
Ashford Hospitality Trust Series 2018-KEYS, Class A 4.413% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		526	501,075
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 4.413% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		1,330	1,210,841
BBCMS Mortgage Trust Series 2020-BID, Class A 5.552% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(c)		692	677,527
BFLD Trust Series 2021-FPM, Class A 5.013% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(c)		1,060	1,017,932
BX Commercial Mortgage Trust Series 2019-IMC, Class D 5.312% (LIBOR 1 Month + 1.90%), 04/15/2034(a)(c)		142	131,980
Series 2019-IMC, Class E 5.562% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(c)		566	525,467
CLNY Trust Series 2019-IKPR, Class D 5.437% (LIBOR 1 Month + 2.02%), 11/15/2038(a)(c)		540	492,676
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk Series 2021-MN1, Class M1 4.997% (SOFR + 2.00%), 01/25/2051(a)(c)		75	70,304
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 6.712% (LIBOR 1 Month + 3.30%), 05/15/2036(a)(c)		520	492,675
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.912% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		379	372,178

			6,450,313

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 07/16/2046(f)	U.S.$	419	$4

Total Commercial Mortgage-Backed Securities (cost $20,558,946)			19,039,087

ASSET-BACKED SECURITIES – 7.6%
Other ABS - Fixed Rate – 3.6%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		739	600,826
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		141	136,623
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		135	130,104
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		347	336,840
Atalaya Equipment Leasing Trust Series 2021-1A, Class C 2.69%, 06/15/2028(a)		600	555,907
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		139	115,923
College Ave Student Loans LLC Series 2021-C, Class C 3.06%, 07/26/2055(a)		213	176,938
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(a)		99	98,973
Dext ABS LLC Series 2021-1, Class C 2.29%, 09/15/2028(a)		519	454,493
Series 2021-1, Class D 2.81%, 03/15/2029(a)		260	222,658
Diamond Issuer Series 2021-1A, Class B 2.701%, 11/20/2051(a)		566	471,467
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		410	328,618
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		264	221,612
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		327	295,148

34 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1A, Class A2 3.981%, 12/20/2050(a)	U.S.$	983	$823,985
MVW LLC Series 2021-2A, Class C 2.23%, 05/20/2039(a)		731	640,175
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		364	290,422
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		299	244,490
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		220	170,861
SEB Funding LLC Series 2021-1A, Class A2 4.969%, 01/30/2052(a)		690	577,285
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		1	807
Series 2021-3, Class B 1.66%, 07/20/2031(a)		480	444,300

			7,338,455

Autos - Fixed Rate – 3.5%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(a)		281	279,912
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class D 4.56%, 03/20/2024(a)		402	399,487
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		920	906,123
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		755	739,120
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		313	302,287
Series 2021-N4, Class D 2.30%, 09/11/2028		266	238,796
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		470	425,865
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		192	181,492
Flagship Credit Auto Trust Series 2019-3, Class E 3.84%, 12/15/2026(a)		960	885,380

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-1, Class E 3.52%, 06/15/2027(a)	U.S.$	1,000	$887,294
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		542	464,964
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		450	393,981
Octane Receivables Trust Series 2021-2A, Class C 2.53%, 05/21/2029(a)		541	470,989
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)		442	426,488

			7,002,178

Credit Cards - Fixed Rate – 0.5%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(a)		397	390,248
Series 2022-1, Class A 4.63%, 07/15/2025(a)		565	544,239

			934,487

Total Asset-Backed Securities (cost $17,050,316)			15,275,120

COLLATERALIZED LOAN OBLIGATIONS – 3.9%
CLO - Floating Rate – 3.9%
AGL CLO 12 Ltd. Series 2021-12A, Class D 7.093% (LIBOR 3 Month + 2.85%), 07/20/2034(a)(c)		500	418,623
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 7.293% (LIBOR 3 Month + 3.05%), 07/20/2034(a)(c)		709	593,668
Ballyrock CLO 16 Ltd. Series 2021-16A, Class C 7.143% (LIBOR 3 Month + 2.90%), 07/20/2034(a)(c)		400	334,968
Elevation CLO Ltd. Series 2020-11A, Class D1 7.929% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		1,000	876,538
Elmwood CLO IX Ltd. Series 2021-2A, Class D 7.193% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(c)		700	600,102

36 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flatiron CLO 21 Ltd. Series 2021-1A, Class D 7.127% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(c)	U.S.$	700	$625,237
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 5.313% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(c)		581	554,705
OCP CLO Ltd. Series 2020-18A, Class AR 5.333% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(c)		761	735,433
Peace Park CLO Ltd. Series 2021-1A, Class D 7.193% (LIBOR 3 Month + 2.95%), 10/20/2034(a)(c)		300	255,504
Pikes Peak CLO 8 Series 2021-8A, Class A 5.413% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(c)		675	647,539
Regatta XX Funding Ltd. Series 2021-2A, Class A 5.239% (LIBOR 3 Month + 1.16%), 10/15/2034(a)(c)		1,019	973,461
Rockford Tower CLO Ltd. Series 2021-1A, Class D 7.243% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(c)		711	629,189
Series 2021-2A, Class A1 5.403% (LIBOR 3 Month + 1.16%), 07/20/2034(a)(c)		504	481,676
Voya CLO Ltd. Series 2019-1A, Class DR 6.929% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		210	179,535

Total Collateralized Loan Obligations (cost $8,769,686)			7,906,178

CORPORATES - NON-INVESTMENT GRADE – 3.5%
Industrial – 2.4%
Basic – 0.3%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	313	258,284
Sealed Air Corp. 4.00%, 12/01/2027(a)	U.S.$	379	339,747

			598,031

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.1%
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)	EUR	181	$151,366

Communications - Media – 0.6%
Altice Financing SA 3.00%, 01/15/2028(a)		181	136,618
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	136	110,530
4.50%, 06/01/2033(a)		483	367,896
4.75%, 02/01/2032(a)		146	117,044
DISH DBS Corp. 5.75%, 12/01/2028(a)		322	259,883
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	181	154,437
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		181	131,892

			1,278,300

Communications - Telecommunications – 0.2%
Altice France SA/France 3.375%, 01/15/2028(a)		181	137,285
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		181	157,441

			294,726

Consumer Cyclical - Automotive – 0.3%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(a)		181	169,332
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)		130	119,690
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	232	212,568
ZF Finance GmbH 3.75%, 09/21/2028(a)	EUR	200	162,579

			664,169

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	712	574,491
Royal Caribbean Cruises Ltd. 11.50%, 06/01/2025(a)		391	420,955

			995,446

Consumer Cyclical - Other – 0.1%
NH Hotel Group SA 4.00%, 07/02/2026(a)	EUR	181	157,060

38 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)	U.S.$	373	$308,609
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	100	80,086
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		100	83,320

			472,015

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		181	144,179

Transportation - Airlines – 0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(a)		100	87,013

			4,842,305

Financial Institutions – 1.0%
Banking – 1.0%
Credit Suisse Group AG 7.50%, 07/17/2023(a)(b)	U.S.$	815	722,204
Discover Financial Services Series D 6.125%, 06/23/2025(b)		1,087	1,053,412
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		288	274,968

			2,050,584

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(b)		218	193,739

Total Corporates - Non-Investment Grade (cost $8,521,894)			7,086,628

EMERGING MARKETS - CORPORATE BONDS – 1.2%
Industrial – 1.2%
Basic – 0.4%
Stillwater Mining Co. 4.00%, 11/16/2026(a)		446	365,107
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		377	314,512
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		76	63,270

			742,889

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	540	$492,514
6.95%, 01/17/2028(a)		219	206,150
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		477	1,193

			699,857

Communications - Media – 0.2%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		417	322,708

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		330	194,700

Consumer Non-Cyclical – 0.1%
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		283	219,466
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(e)(h)(i)(j)(k)		660	66

			219,532

Services – 0.1%
MercadoLibre, Inc. 2.375%, 01/14/2026		200	172,913

			2,352,599

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(e)		60	55,220

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(l)		198	4,137
7.125%, 12/26/2046(a)(l)		248	6,596

			10,733

Total Emerging Markets - Corporate Bonds (cost $3,863,968)			2,418,552

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.9%
United States – 0.9%
State of California Series 2010 7.625%, 03/01/2040		970	1,159,153

40 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	U.S.$	193	$177,363
University of California Series 2021-B 3.071%, 05/15/2051		730	441,510

Total Local Governments - US Municipal Bonds (cost $2,266,873)			1,778,026

		Shares
COMMON STOCKS – 0.5%
Financials – 0.5%
Insurance – 0.5%
Mt. Logan Re Ltd. (Preference Shares)(h)(j)(k)		944	823,035
Mt. Logan Re Ltd. (Special Investment)(h)(j)(k)		150	125,397

Total Common Stocks (cost $945,040)			948,432

		Principal Amount (000)
EMERGING MARKETS - SOVEREIGNS – 0.4%
Dominican Republic – 0.3%
Dominican Republic International Bond 4.875%, 09/23/2032(a)	U.S.$	763	585,269

Egypt – 0.1%
Egypt Government International Bond 5.875%, 02/16/2031(a)		412	250,496

Total Emerging Markets - Sovereigns (cost $1,163,517)			835,765

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.3%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		653	480,281
4.688%, 05/15/2029(a)		295	248,593

Total Quasi-Sovereigns (cost $947,945)			728,874

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $373,902)	U.S.$	375	$257,180

SHORT-TERM INVESTMENTS – 2.7%
Governments - Treasuries – 1.6%
Japan – 1.6%
Japan Treasury Discount Bill Series 1105 Zero Coupon, 12/05/2022 (cost $3,279,084)	JPY	471,650	3,172,405

U.S. Treasury Bills – 0.8%
U.S. Treasury Bills Zero Coupon, 10/05/2023 (cost $1,624,500)	U.S.$	1,695	1,624,500

		Shares
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.67%(m)(n)(o) (cost $531,878)		531,878	531,878

Total Short-Term Investments (cost $5,435,462)			5,328,783

Total Investments – 106.6% (cost $242,324,278)			215,072,833
Other assets less liabilities – (6.6)%			(13,378,466)

Net Assets – 100.0%			$201,694,367

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	72	December 2022	$8,350,875	$(310,084)
U.S. T-Note 2 Yr (CBT) Futures	43	December 2022	8,788,461	(64,787)
U.S. Ultra Bond (CBT) Futures	135	December 2022	17,233,594	(3,052,504)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	7	December 2022	7,003,531	(3,259)
U.S. T-Note 5 Yr (CBT) Futures	14	December 2022	1,492,313	10,591

				$(3,420,043)

42 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	2,138	USD	2,065	12/08/2022	$(53,361)
State Street Bank & Trust Co.	EUR	235	USD	228	11/09/2022	(4,062)
State Street Bank & Trust Co.	JPY	471,896	USD	3,291	12/02/2022	107,295
State Street Bank & Trust Co.	EUR	227	USD	225	12/08/2022	170
State Street Bank & Trust Co.	USD	262	EUR	262	12/08/2022	(2,224)

						$47,818

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	(5.00)%	Quarterly	5.19%	USD	7,540	$13,733	$165,312	$(151,579)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation (Depreciation)
USD	2,000	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	$285,118	$	– 0	–	$285,118

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	4	$(792)	$(526)	$(266)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4	(793)	(421)	(372)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8	(1,743)	(976)	(767)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(2,061)	(1,025)	(1,036)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,219)	(931)	(1,288)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(3,962)	(2,167)	(1,795)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1,317	(298,257)	(50,293)	(247,964)

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	3	$(634)	$(299)	$(335)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,241)	(3,984)	(4,257)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(7,291)	(1,726)	(5,565)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	127	(28,687)	(13,528)	(15,159)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	225	(51,035)	(26,523)	(24,512)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	522	(118,079)	(34,131)	(83,948)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,121)	(1,523)	(2,598)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,241)	(3,357)	(4,884)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,242)	(3,103)	(5,139)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	73	(16,483)	(7,339)	(9,144)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	182	(41,208)	(23,130)	(18,078)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	249	(56,424)	(24,793)	(31,631)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	218	(49,292)	(17,567)	(31,725)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	21	(4,755)	(1,913)	(2,842)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	22	(5,072)	(2,041)	(3,031)

						$(717,632)	$(221,296)	$(496,336)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Pay Total Return on Reference Obligation
JPMorgan Chase Bank, NA iBoxx $ Liquid High Yield Index	1 Day SOFR	Maturity	USD	13,067	12/20/2022	$77,182

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2022, the aggregate market value of these securities amounted to $75,385,558 or 37.4% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2022.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

44 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.26% of net assets as of October 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-FTR3, Class B2 7.884%, 09/25/2047	01/07/2020	$731,514	$550,979	0.27%
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	268,639	257,077	0.13%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	737,027	677,725	0.34%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	25,531	23,060	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	756,057	645,600	0.32%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.836%, 11/25/2024	11/06/2015	19,844	19,105	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.946%, 02/27/2023	11/16/2015	171,746	161,866	0.08%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	60,000	55,220	0.03%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/24/2014	365,927	66	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.836%, 11/25/2025	09/28/2015	123,861	111,812	0.06%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 9.086%, 11/25/2025	09/28/2015	28,753	26,917	0.01%

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Defaulted matured security.

(j)	Non-income producing security.

(k)	Fair valued by the Adviser.

(l)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2022.

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

EUR – Euro

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

46 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2022

Assets
Investments in securities, at value
Unaffiliated issuers (cost $241,792,400)	$214,540,955
Affiliated issuers (cost $531,878)	531,878
Cash	96,049
Cash collateral due from broker	2,501,854
Foreign currencies, at value (cost $1,430)	1,429
Receivable for investment securities sold	5,098,397
Unaffiliated interest and dividends receivable	1,376,275
Unrealized appreciation on forward currency exchange contracts	107,465
Unrealized appreciation on total return swaps	77,182
Receivable for capital stock sold	64,646
Receivable for variation margin on centrally cleared swaps	59,221
Affiliated dividends receivable	2,385

Total assets	224,457,736

Liabilities
Payable for investment securities purchased and foreign currency transactions	20,982,375
Market value on credit default swaps (net premiums received $221,296)	717,632
Payable for variation margin on futures	299,798
Payable for capital stock redeemed	205,047
Dividends payable	99,921
Unrealized depreciation on forward currency exchange contracts	59,647
Distribution fee payable	32,743
Administrative fee payable	31,456
Foreign capital gains tax payable	25,257
Transfer Agent fee payable	21,352
Advisory fee payable	15,633
Directors’ fees payable	1,714
Accrued expenses	270,794

Total liabilities	22,763,369

Net Assets	$201,694,367

Composition of Net Assets
Capital stock, at par	$22,347
Additional paid-in capital	255,821,214
Accumulated loss	(54,149,194)

Net Assets	$201,694,367

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 47

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$148,009,341	16,400,757	$9.02	*

C	$2,932,210	325,706	$9.00

Advisor	$45,094,853	4,994,464	$9.03

R	$379,253	42,040	$9.02

K	$2,286,512	253,181	$9.03

I	$758,054	83,895	$9.04

Z	$2,234,144	247,061	$9.04

*	The maximum offering price per share for Class A shares was $9.42 which reflects a sales charge of 4.25%.

See notes to financial statements.

48 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2022

Investment Income
Interest	$8,470,785
Dividends—Affiliated issuers	23,110
Other income	692	$8,494,587

Expenses
Advisory fee (see Note B)	1,177,405
Distribution fee—Class A	440,324
Distribution fee—Class C	42,088
Distribution fee—Class R	2,622
Distribution fee—Class K	7,911
Transfer agency—Class A	234,077
Transfer agency—Class C	5,808
Transfer agency—Advisor Class	97,893
Transfer agency—Class R	1,364
Transfer agency—Class K	6,329
Transfer agency—Class I	1,035
Transfer agency—Class Z	871
Custody and accounting	125,291
Audit and tax	110,557
Registration fees	109,197
Administrative	94,772
Printing	64,228
Legal	36,330
Directors’ fees	21,019
Miscellaneous	24,967

Total expenses	2,604,088
Less: expenses waived and reimbursed by the Adviser (see Note B)	(747,132)

Net expenses		1,856,956

Net investment income		6,637,631

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(13,228,794)
Forward currency exchange contracts		257,303
Futures		(12,782,906)
Swaps		111,479
Foreign currency transactions		435,473
Net change in unrealized appreciation (depreciation) of:
Investments(b)		(30,661,430)
Forward currency exchange contracts		536,254
Futures		(2,986,620)
Swaps		2,506,101
Foreign currency denominated assets and liabilities		(7,511)

Net loss on investment and foreign currency transactions		(55,820,651)

Net Decrease in Net Assets from Operations		$(49,183,020)

(a)	Net of foreign realized capital gains taxes of $7,842.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $4,925.

See notes to financial statements.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 49

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2022	Year Ended October 31, 2021
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,637,631	$8,338,453
Net realized gain (loss) on investment and foreign currency transactions	(25,207,445)	679,101
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(30,613,206)	(4,297,312)

Net increase (decrease) in net assets from operations	(49,183,020)	4,720,242
Distributions to Shareholders
Class A	(4,807,761)	(8,026,732)
Class C	(82,043)	(258,221)
Advisor Class	(2,147,910)	(4,899,949)
Class R	(13,004)	(46,797)
Class K	(86,491)	(237,994)
Class I	(36,415)	(92,889)
Class Z	(83,929)	(208,684)
Capital Stock Transactions
Net decrease	(65,036,414)	(41,446,404)

Total decrease	(121,476,987)	(50,497,428)
Net Assets
Beginning of period	323,171,354	373,668,782

End of period	$201,694,367	$323,171,354

See notes to financial statements.

50 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2022

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 10 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Total Return Bond Portfolio (the “Fund”) (formerly AB Intermediate Bond Portfolio), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors

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(the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

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for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2022:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates—Investment Grade	$	– 0	–	$50,217,825		$	– 0	–	$50,217,825
Mortgage Pass-Throughs		– 0	–	40,504,052			– 0	–	40,504,052
Governments—Treasuries		– 0	–	34,984,372			– 0	–	34,984,372
Collateralized Mortgage Obligations		– 0	–	27,763,959			– 0	–	27,763,959
Commercial Mortgage-Backed Securities		– 0	–	18,081,225			957,862		19,039,087
Asset-Backed Securities		– 0	–	15,275,120			– 0	–	15,275,120
Collateralized Loan Obligations		– 0	–	7,906,178			– 0	–	7,906,178
Corporates—Non-Investment Grade		– 0	–	7,086,628			– 0	–	7,086,628
Emerging Markets—Corporate Bonds		– 0	–	2,418,486			66		2,418,552
Local Governments—US Municipal Bonds		– 0	–	1,778,026			– 0	–	1,778,026
Common Stocks		– 0	–	– 0	–		948,432		948,432
Emerging Markets—Sovereigns		– 0	–	835,765			– 0	–	835,765
Quasi-Sovereigns		– 0	–	728,874			– 0	–	728,874
Governments—Sovereign Bonds		– 0	–	257,180			– 0	–	257,180
Short-Term Investments:
Governments—Treasuries		– 0	–	3,172,405			– 0	–	3,172,405
U.S. Treasury Bills		– 0	–	1,624,500			– 0	–	1,624,500
Investment Companies		531,878		– 0	–		– 0	–	531,878

Total Investments in Securities		531,878		212,634,595			1,906,360		215,072,833
Other Financial Instruments(a):
Assets:
Futures		10,591		– 0	–		– 0	–	10,591	(b)
Forward Currency Exchange Contracts		– 0	–	107,465			– 0	–	107,465
Centrally Cleared Credit Default Swaps		– 0	–	13,733			– 0	–	13,733	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	285,118			– 0	–	285,118	(b)
Total Return Swaps		– 0	–	77,182			– 0	–	77,182
Liabilities:
Futures		(3,430,634)		– 0	–		– 0	–	(3,430,634	)(b)
Forward Currency Exchange Contracts		– 0	–	(59,647)			– 0	–	(59,647)
Credit Default Swaps		– 0	–	(717,632)			– 0	–	(717,632)

Total		$(2,888,165)		$212,340,814			$1,906,360		$211,359,009

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(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation (depreciation) as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (which excludes acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, 1.02%, .77%,

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.52%, and ..52% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. This waiver extends through January 31, 2023 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2022, such reimbursements/waivers amounted to $744,489.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2022, the reimbursement for such services amounted to $94,772.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $135,577 for the year ended October 31, 2022.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,015 from the sale of Class A shares and received $390 and $176 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2022.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2022, such waiver amounted to $2,643.

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Fund	Market Value 10/31/21 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/22 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,229	$131,825	$136,522	$532	$23

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,212,198, $149,361 and $69,059 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2022 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$47,565,811	$106,055,603
U.S. government securities	324,592,347	323,192,024

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$242,597,699

Gross unrealized appreciation	$4,913,896
Gross unrealized depreciation	(31,804,342)

Net unrealized depreciation	$(26,890,446)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a

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realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2022, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2022, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the

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difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the

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statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2022, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in

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the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2022, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default

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by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2022, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2022, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2022, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$10,591	*	Receivable/Payable for variation margin on futures	$3,430,634	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	151,579	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	285,118	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	107,465		Unrealized depreciation on forward currency exchange contracts	59,647

Credit contracts				Market value on credit default swaps	717,632

Credit contracts	Unrealized appreciation on total return swaps	77,182

Total		$480,356			$4,359,492

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(12,782,906)	$(2,986,620)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	257,303	536,254

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(174,552)	587,252

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	286,031	1,918,849

Total		$(12,414,124)	$55,735

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2022:

Futures:
Average notional amount of buy contracts	$80,419,871
Average notional amount of sale contracts	$10,542,469	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$6,132,074	(b)
Average principal amount of sale contracts	$16,017,337
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,535,961
Centrally Cleared Inflation Swaps:
Average notional amount	$8,680,000	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$8,228,000	(c)
Average notional amount of sale contracts	$7,181,432
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$3,661,240	(d)
Average notional amount of sale contracts	$2,790,480	(e)
Total Return Swaps:
Average notional amount	$14,750,769

(a)	Positions were open for five months during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for four months during the year.

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(d)	Positions were open for nine months during the year.

(e)	Positions were open for two months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$77,182	$(9,827)	$	– 0	–	$	– 0	–	$67,355
State Street Bank & Trust Co.	107,465	(6,286)		– 0	–		– 0	–	101,179

Total	$184,647	$(16,113)	$	– 0	–	$	– 0	–	$168,534	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$53,361	$	– 0	–	$	– 0	–	$	– 0	–	$53,361
Citigroup Global Markets, Inc.	11,570		– 0	–		– 0	–		(10,614)		956
Credit Suisse International	298,257		– 0	–		(298,257)			– 0	–	– 0	–
Deutsche Bank AG	213,967		– 0	–		(160,000)			(53,967)		– 0	–
Goldman Sachs International	184,011		– 0	–		– 0	–		(175,164)		8,847
JPMorgan Securities, LLC	9,827		(9,827)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	6,286		(6,286)			– 0	–		– 0	–	– 0	–

Total	$777,279		$(16,113)			$(458,257)			$(239,745)		$63,164	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present

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attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2022, the Fund earned drop income of $256,251 which is included in interest income in the accompanying statement of operations.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class A
Shares sold	929,521	739,035	$9,353,366	$8,403,048

Shares issued in reinvestment of dividends and distributions	364,650	554,374	3,695,818	6,322,222

Shares converted from Class C	49,952	217,654	508,929	2,459,656

Shares redeemed	(3,002,913)	(2,926,511)	(30,472,715)	(33,270,087)

Net decrease	(1,658,790)	(1,415,448)	$(16,914,602)	$(16,085,161)

Class C
Shares sold	40,910	60,727	$437,289	$693,436

Shares issued in reinvestment of dividends and distributions	5,570	17,026	56,773	194,209

Shares converted to Class A	(50,067)	(218,074)	(508,929)	(2,459,656)

Shares redeemed	(176,908)	(234,007)	(1,851,176)	(2,658,869)

Net decrease	(180,495)	(374,328)	$(1,866,043)	$(4,230,880)

Advisor Class
Shares sold	1,499,468	3,650,665	$15,464,781	$41,660,646

Shares issued in reinvestment of dividends and distributions	127,534	193,069	1,299,268	2,202,877

Shares redeemed	(5,768,375)	(5,296,425)	(58,783,641)	(59,900,768)

Net decrease	(4,141,373)	(1,452,691)	$(42,019,592)	$(16,037,245)

Class R
Shares sold	11,636	66,576	$117,057	$762,932

Shares issued in reinvestment of dividends and distributions	1,252	4,045	12,771	46,179

Shares redeemed	(37,202)	(160,662)	(390,075)	(1,835,776)

Net decrease	(24,314)	(90,041)	$(260,247)	$(1,026,665)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2022	Year Ended October 31, 2021	Year Ended October 31, 2022	Year Ended October 31, 2021

Class K
Shares sold	37,277	107,358	$396,322	$1,232,269

Shares issued in reinvestment of dividends and distributions	8,318	20,756	85,557	236,904

Shares redeemed	(301,853)	(188,986)	(3,321,684)	(2,142,508)

Net decrease	(256,258)	(60,872)	$(2,839,805)	$(673,335)

Class I
Shares sold	66,379	32,838	$713,418	$375,668

Shares issued in reinvestment of dividends and distributions	3,525	7,551	36,042	86,280

Shares redeemed	(147,406)	(116,547)	(1,550,300)	(1,333,364)

Net decrease	(77,502)	(76,158)	$(800,840)	$(871,416)

Class Z
Shares sold	115,633	293,258	$1,259,347	$3,349,932

Shares issued in reinvestment of dividends and distributions	8,088	18,055	82,522	206,201

Shares redeemed	(159,928)	(532,260)	(1,677,154)	(6,077,835)

Net decrease	(36,207)	(220,947)	$(335,285)	$(2,521,702)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential

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government fiscal policy initiatives and resulting market reaction to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. The Fund invests in inflation-indexed securities, the value of which may be vulnerable to changes in expectations of inflation or interest rates.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

LIBOR Transition and Associated Risk—A Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing

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NOTES TO FINANCIAL STATEMENTS (continued)

and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2022.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,753,143	$7,517,670
Net long-term capital gains	504,410	6,253,596

Total taxable distributions paid	$7,257,553	$13,771,266

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$ 962,859
Accumulated capital and other losses	(27,748,267	)(a)
Unrealized appreciation (depreciation)	(26,897,218	)(b)

Total accumulated earnings/(deficit)	$ (53,682,626	)(c)

(a)	As of October 31, 2022, the Fund had a net capital loss carryforward of $27,748,267.

(b)The

differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2022, the Fund had a net short-term capital loss carryforward of $14,599,025 and a net long-term capital loss carryforward of $13,149,242, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.25	$ 11.53	$ 11.35	$ 10.65	$ 11.11

Income From Investment Operations

Net investment income(a)(b)	.26	.25	.29	.33	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.21)	(.11)	.22	.74	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.95)	.14	.51	1.07	(.19)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.28)	(.33)	(.37)	(.27)

Distributions from net realized gain on investment transactions	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.42)	(.33)	(.37)	(.27)

Net asset value, end of period	$ 9.02	$ 11.25	$ 11.53	$ 11.35	$ 10.65

Total Return

Total investment return based on net asset value(d)	(17.57)%	1.22%	4.60%	10.23%	(1.75)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$148,009	$203,168	$224,484	$221,033	$216,950

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%	.77%	.77%	.77%	.77%

Expenses, before waivers/reimbursements	1.06%	.99%	.99%	1.04%	1.01%

Net investment income(b)	2.51%	2.23%	2.58%	2.98%	2.29%

Portfolio turnover rate**	141%	128%	83%	74%	195%

See footnote summary on page 84.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 77

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.23	$ 11.50	$ 11.32	$ 10.63	$ 11.08

Income From Investment Operations

Net investment income(a)(b)	.17	.17	.21	.25	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.19)	(.11)	.22	.73	(.43)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.02)	.06	.43	.98	(.26)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.19)	(.25)	(.29)	(.19)

Distributions from net realized gain on investment transactions	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.33)	(.25)	(.29)	(.19)

Net asset value, end of period	$ 9.00	$ 11.23	$ 11.50	$ 11.32	$ 10.63

Total Return

Total investment return based on net asset value(d)	(18.22)%	.55%	3.83%	9.33%	(2.40)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,932	$5,682	$10,128	$10,564	$11,334

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%

Expenses, before waivers/reimbursements	1.81%	1.74%	1.75%	1.79%	1.76%

Net investment income(b)	1.69%	1.51%	1.84%	2.24%	1.54%

Portfolio turnover rate**	141%	128%	83%	74%	195%

See footnote summary on page 84.

78 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.26	$ 11.53	$ 11.35	$ 10.65	$ 11.11

Income From Investment Operations

Net investment income(a)(b)	.28	.28	.32	.35	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.20)	(.10)	.22	.75	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.92)	.18	.54	1.10	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.31)	(.36)	(.40)	(.30)

Distributions from net realized gain on investment transactions	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.45)	(.36)	(.40)	(.30)

Net asset value, end of period	$ 9.03	$ 11.26	$ 11.53	$ 11.35	$ 10.65

Total Return

Total investment return based on net asset value(d)	(17.44)%	1.56%	4.86%	10.50%	(1.50)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$45,095	$102,827	$122,108	$104,850	$76,406

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%	.52%	.52%	.52%	.52%

Expenses, before waivers/reimbursements	.80%	.74%	.74%	.79%	.76%

Net investment income(b)	2.66%	2.47%	2.82%	3.21%	2.55%

Portfolio turnover rate**	141%	128%	83%	74%	195%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.25	$ 11.52	$ 11.34	$ 10.65	$ 11.10

Income From Investment Operations

Net investment income(a)(b)	.23	.23	.26	.30	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.20)	(.11)	.22	.74	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.97)	.12	.48	1.04	(.21)

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.25)	(.30)	(.35)	(.24)

Distributions from net realized gain on investment transactions	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.39)	(.30)	(.35)	(.24)

Net asset value, end of period	$ 9.02	$ 11.25	$ 11.52	$ 11.34	$ 10.65

Total Return

Total investment return based on net asset value(d)	(17.78)%	1.04%	4.33%	9.86%	(1.90)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$379	$746	$1,802	$3,298	$2,814

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%	1.02%	1.02%	1.02%	1.02%

Expenses, before waivers/reimbursements	1.43%	1.37%	1.37%	1.42%	1.35%

Net investment income(b)	2.21%	1.99%	2.34%	2.73%	2.07%

Portfolio turnover rate**	141%	128%	83%	74%	195%

See	footnote summary on page 84.

80 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.26	$ 11.54	$ 11.36	$ 10.66	$ 11.11

Income From Investment Operations

Net investment income(a)(b)	.25	.25	.29	.33	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.20)	(.11)	.22	.74	(.43)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.95)	.14	.51	1.07	(.18)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.28)	(.33)	(.37)	(.27)

Distributions from net realized gain on investment transactions	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.28)	(.42)	(.33)	(.37)	(.27)

Net asset value, end of period	$ 9.03	$ 11.26	$ 11.54	$ 11.36	$ 10.66

Total Return

Total investment return based on net asset value(d)	(17.56)%	1.22%	4.59%	10.22%	(1.66)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,287	$5,736	$6,580	$7,444	$7,863

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77%	.77%	.77%	.77%	.77%

Expenses, before waivers/reimbursements	1.12%	1.06%	1.07%	1.10%	1.08%

Net investment income(b)	2.41%	2.24%	2.59%	2.98%	2.32%

Portfolio turnover rate**	141%	128%	83%	74%	195%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.27	$ 11.55	$ 11.36	$ 10.66	$ 11.12

Income From Investment Operations

Net investment income(a)(b)	.28	.28	.32	.36	.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.20)	(.11)	.23	.74	(.44)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.92)	.17	.55	1.10	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.31)	(.36)	(.40)	(.30)

Distributions from net realized gain on investment transactions	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.45)	(.36)	(.40)	(.30)

Net asset value, end of period	$ 9.04	$ 11.27	$ 11.55	$ 11.36	$ 10.66

Total Return

Total investment return based on net asset value(d)	(17.44)%	1.46%	4.93%	10.50%	(1.50)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$758	$1,819	$2,743	$4,107	$2,894

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%	.52%	.52%	.52%	.52%

Expenses, before waivers/reimbursements	.75%	.68%	.70%	.75%	.72%

Net investment income(b)	2.67%	2.48%	2.85%	3.22%	2.57%

Portfolio turnover rate**	141%	128%	83%	74%	195%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.27	$ 11.55	$ 11.37	$ 10.67	$ 11.13

Income From Investment Operations

Net investment income(a)(b)	.28	.29	.32	.36	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.20)	(.12)	.22	.74	(.43)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(1.92)	.17	.54	1.10	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.31)	(.36)	(.40)	(.30)

Distributions from net realized gain on investment transactions	(.02)	(.14)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.45)	(.36)	(.40)	(.30)

Net asset value, end of period	$ 9.04	$ 11.27	$ 11.55	$ 11.37	$ 10.67

Total Return

Total investment return based on net asset value(d)	(17.34)%	1.46%	4.84%	10.48%	(1.49)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,234	$3,193	$5,824	$8,059	$7,274

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52%	.52%	.52%	.52%	.52%

Expenses, before waivers/reimbursements	.70%	.64%	.64%	.68%	.64%

Net investment income(b)	2.70%	2.51%	2.82%	3.22%	2.48%

Portfolio turnover rate**	141%	128%	83%	74%	195%

See footnote summary on page 84.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

84 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Total Return Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Total Return Bond Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 85

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2022

86 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

2022 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2022. For foreign shareholders, 87.64% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $504,410 of dividends paid as long-term capital gains dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

abfunds.com	AB TOTAL RETURN BOND PORTFOLIO | 87

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1)

OFFICERS

Michael Canter(2), Vice President Janaki Rao(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter and Rao are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

88 | AB TOTAL RETURN BOND PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,# 1345 Avenue of the Americas New York, NY 10105 46 (2021)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in 2021, he spent over 19 years with McKinsey, most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Marshall C. Turner, Jr.,## Chairman of the Board 81 (2005)	Private Investor since prior to 2017. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment). He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of the AB Funds since February 2014.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 71 (2020)	Private Investor since prior to 2017. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008, Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007, and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016. He has served as director or trustee of the AB Funds since January 2020.	75	Moody’s Corporation since April 2011

Michael J. Downey,## 78 (2005)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2017 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 74 (2006)	Private Investor since prior to 2017. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	75	None

Jeanette W. Loeb,## 70 (2020)	Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to present. Director of New York City Center since 2005. She was a director of AB Multi-Manager Alternative Fund, Inc. (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020.	75	Apollo Investment Corp. (business development company) since August 2011

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 67 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and a member of the Advisory Board of Butcher Box (since 2018). Formerly, member, Partners Healthcare Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	75	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody,## 70 (2008)	Private Investor since prior to 2017. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council, where he serves as Chairman of its Governance Committee. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	75	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Erzan is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 46	President and Chief Executive Officer	See biography above.

Michael Canter 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director and Chief Investment Officer - Securitized Assets.

Janaki Rao 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director of US Multi-Sector Fixed-Income Portfolios.

Emilie D. Wrapp 67	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2017.

Michael B. Reyes 46	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2017.

Joseph J. Mantineo 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto 58	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation And Effectiveness Of The Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Total Return Bond Portfolio (formerly AB Intermediate Bond Portfolio) (the “Fund”) at a meeting held by video conference on November 2-4, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the requests of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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AB TOTAL RETURN BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TRB-0151-1022

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr. and Jorge A. Bermudez qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Total Return Bond Portfolio	2021	$84,906	$—	$17,169
	2022	$89,151	$—	$18,082
AB Bond Inflation Strategy	2021	$96,097	$—	$25,664
	2022	$100,902	$—	$19,649
AB Municipal Bond Inflation Strategy	2021	$69,532	$—	$16,235
	2022	$73,009	$—	$16,920
AB All Market Real Return	2021	$87,794	$—	$62,754
	2022	$92,184	$—	$43,438
AB Short Duration Income	2021	$41,281	$—	$30,840
	2022	$43,345	$—	$18,858
AB Tax Aware Fixed Income	2021	$36,060	$—	$24,797
	2022	$37,863	$—	$21,391
AB Income	2021	$121,160	$—	$39,544
	2022	$127,218	$—	$28,500
AB Sustainable Thematic Credit	2021	$33,750	$—	$11,900
	2022	$47,250	$—	$15,998
AB High Yield	2021	$111,951	$3,000	$22,569
	2022	$117,549	$—	$23,009

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Total Return Bond Portfolio	2021	$1,078,309	$17,169
			$—
			$(17,169)
	2022	$1,950,540	$18,082
			$—
			$(18,082)
AB Bond Inflation Strategy	2021	$1,086,804	$25,664
			$—
			$(25,664)
	2022	$1,952,107	$19,649
			$—
			$(19,649)
AB Municipal Bond Inflation Strategy	2021	$1,077,375	$16,235
			$—
			$(16,235)
	2022	$1,949,378	$16,920
			$—
			$(16,920)
AB All Market Real Return	2021	$1,123,894	$62,754
			$—
			$(62,754)
	2022	$1,975,896	$43,438
			$—
			$(43,438)
AB Short Duration Income	2021	$1,091,980	$30,840
			$—
			$(30,840)
	2022	$1,951,316	$18,858
			$—
			$(18,858)
AB Tax Aware Fixed Income	2021	$1,085,937	$24,797
			$—
			$(24,797)
	2022	$1,953,849	$21,391
			$—
			$(21,391)
AB Income	2021	$1,100,684	$39,544
			$—
			$(39,544)
	2022	$1,960,958	$28,500
			$—
			$(28,500)
AB Sustainable Thematic Credit	2021	$1,073,040	$11,900
			$—
			$(11,900)
	2022	$1,948,456	$15,998
			$—
			$(15,998)
AB High Yield	2021	$1,086,709	$25,569
			$(3,000)
			$(22,569)
	2022	$1,955,467	$23,009
			$—
			$(23,009)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: December 30, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 30, 2022